       As filed with Securities and Exchange Commission on April 30, 2012.


                                                            File Nos. 333-178848

                                                                       811-08810
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT

                                      UNDER



                             THE SECURITIES ACT OF 1933

                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 2                        [X]



                                     and/or

                             REGISTRATION STATEMENT

                              UNDER THE INVESTMENT



                                 COMPANY ACT OF 1940

                                   Amendment No. 2                               [X]



                        (CHECK APPROPRIATE BOX OR BOXES)

                                  ------------

                          FS VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)


        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                               (Name of Depositor)

                           ONE WORLD FINANCIAL CENTER
                               200 LIBERTY STREET
                            NEW YORK, NEW YORK 10281
              (Address of Depositor's Principal Offices) (Zip Code)

        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 996-9786

                             MALLARY L. REZNIK, ESQ.


                     C/O SUNAMERICA RETIREMENT MARKETS, INC.

                               1 SUNAMERICA CENTER


                       LOS ANGELES, CALIFORNIA 90067-6121

      (Name and Address of Agent for Service for Depositor and Registrant)


Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485




[X] on April 30, 2012 pursuant to paragraph (b) of Rule 485





[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485


[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Units of interest in FS Variable Separate Account of The United States Life Insurance Company in the City of New York under variable annuity contracts.


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                          FS VARIABLE SEPARATE ACCOUNT

                              CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
1.   Cover Page..............................   Cover Page
2.   Definitions.............................   Glossary
3.   Synopsis................................   Highlights; Fee Tables; Portfolio
                                                Expenses; Examples
4.   Condensed Financial Information.........   Appendix - Condensed Financial
                                                Information
5.   General Description of Registrant,
     Depositor and Portfolio Companies.......   The Polaris Advantage II Variable
                                                Annuity; Other Information
6.   Deductions..............................   Expenses
7.   General Description of Variable Annuity
     Contracts...............................   The Polaris Advantage II Variable
                                                Annuity; Purchasing a Polaris
                                                Advantage II Variable Annuity;
                                                Investment Options
8.   Annuity Period..........................   Annuity Income Options
9.   Death Benefit...........................   Death Benefits
10.  Purchases and Contract Value............   Purchasing a Variable Annuity
                                                Contract
11.  Redemptions.............................   Access To Your Money
12.  Taxes...................................   Taxes
13.  Legal Proceedings.......................   Legal Proceedings
14.  Table of Contents of Statement of
     Additional Information..................   Table of Contents of  Statement of
                                                Additional Information

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                 CAPTION
-----------                                                 -------
15. Cover Page.........................   Cover Page
16. Table of Contents..................   Table of Contents
17. General Information and History....   The Polaris Advantage II Variable Annuity
                                          (P);
                                          Separate Account; General Account (P);
                                          Investment Options (P);
                                          Other Information (P)
18. Services...........................   Other Information (P)
19. Purchase of Securities Being
    Offered............................   Purchasing a Polaris Advantage II Variable
                                          Annuity (P)
20. Underwriters.......................   Distribution of Contracts
21. Calculation of Performance Data....   Performance Data
22. Annuity Payments...................   Annuity Income Options (P);
                                          Income Payments; Annuity Unit Values
23. Financial Statements...............   Depositor: Other Information (P);
                                          Financial Statements; Registrant:
                                          Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                              POLARIS Advantage II

                                   PROSPECTUS
                                 APRIL 30, 2012

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             in all states except in New York where it is issued by
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                               in connection with
                            VARIABLE SEPARATE ACCOUNT
                                       and
                          FS VARIABLE SEPARATE ACCOUNT

This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.





UNDERLYING FUNDS:                                                   MANAGED BY:
     Aggressive Growth                                              Wells Capital Management Incorporated
     Alliance Growth                                                AllianceBernstein L.P.
     American Funds Asset Allocation SAST                           Capital Research and Management
                                                                    Company(1)
     American Funds Global Growth SAST                              Capital Research and Management
                                                                    Company(1)
     American Funds Growth SAST                                     Capital Research and Management
                                                                    Company(1)
     American Funds Growth-Income SAST                              Capital Research and Management
                                                                    Company(1)
     Asset Allocation                                               Edge Asset Management, Inc.
     Balanced                                                       J.P. Morgan Investment Management Inc.
     Blue Chip Growth                                               SunAmerica Asset Management Corp.
     Capital Appreciation                                           Wellington Management Company, LLP
     Capital Growth                                                 OppenheimerFunds, Inc.
     Cash Management                                                BofA Advisors, LLC
     Corporate Bond                                                 Federated Investment Management
                                                                    Company
     Davis Venture Value                                            Davis Selected Advisers, L.P.
     "Dogs" of Wall Street(2)                                       SunAmerica Asset Management Corp.
     Emerging Markets                                               Putnam Investment Management, LLC
     Equity Opportunities                                           OppenheimerFunds, Inc.
     Foreign Value                                                  Templeton Investment Counsel, LLC
     Franklin Income Securities Fund                                Franklin Advisers, Inc.
     Franklin Templeton VIP Founding Funds Allocation Fund          Franklin Templeton Services, LLC(3)
     Fundamental Growth                                             Wells Capital Management Incorporated
     Global Bond                                                    Goldman Sachs Asset Management
                                                                    International
     Global Equities                                                J.P. Morgan Investment Management Inc.
     Government and Quality Bond                                    Wellington Management Company, LLP
     Growth                                                         Wellington Management Company, LLP
     Growth-Income                                                  J.P. Morgan Investment Management Inc.
     Growth Opportunities                                           Invesco Advisers, Inc.
     High-Yield Bond                                                PineBridge Investments LLC
     International Diversified Equities                             Morgan Stanley Investment Management
                                                                    Inc.
     International Growth and Income                                Putnam Investment Management, LLC
     Invesco Van Kampen V.I. American Franchise Fund, Series II     Invesco Advisers, Inc.
       Shares(4)
     Invesco Van Kampen V.I. Comstock Fund, Series II Shares        Invesco Advisers, Inc.
     Invesco Van Kampen V.I. Growth and Income Fund, Series II      Invesco Advisers, Inc.
       Shares
     Lord Abbett Growth and Income                                  Lord, Abbett & Co. LLC
     Managed Allocation Balanced                                    Ibbotson Associates, Inc.
     Managed Allocation Growth                                      Ibbotson Associates, Inc.
     Managed Allocation Moderate                                    Ibbotson Associates, Inc.
     Managed Allocation Moderate Growth                             Ibbotson Associates, Inc.
     Marsico Focused Growth                                         Marsico Capital Management, LLC
     MFS Massachusetts Investors Trust(2)                           Massachusetts Financial Services
                                                                    Company
     MFS Total Return                                               Massachusetts Financial Services
                                                                    Company
     Mid-Cap Growth                                                 J.P. Morgan Investment Management Inc.







(Underlying Funds continued on next page)

     Natural Resources                       Wellington Management Company, LLP
     Real Estate                             Davis Selected Advisers, L.P.
     Real Return                             Wellington Management Company, LLP
     Small & Mid Cap Value                   AllianceBernstein L.P.
     Small Company Value                     Franklin Advisory Services, LLC
     SunAmerica Dynamic Allocation           SunAmerica Asset Management Corp. and AllianceBernstein L.P.
       Portfolio
     Technology                              Columbia Management Investment Advisers, LLC
     Telecom Utility                         Massachusetts Financial Services Company
     Total Return Bond                       Pacific Investment Management Company LLC




(1) Capital Research and Management Company manages the corresponding Master Fund (defined below) in which the Underlying Fund invests. The investment adviser of the Feeder Funds is SAAMCo.


(2) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS Massachusetts Investors Trust is an equity fund seeking reasonable current income and long-term growth of capital and income.

(3) Franklin Templeton Services, LLC is the administrator of this Fund-of-Funds. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the Underlying Funds and the VIP Founding Fund's investment in the Underlying Funds.


(4) On April 30, 2012, the Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares Variable Portfolio was renamed Invesco Van Kampen V.I. American Franchise Fund, Series II Shares.


This variable annuity provides a Payment Enhancement. In exchange for Payment Enhancements credited to your contract, you are subject to higher fees and a higher, longer withdrawal charge schedule than other contracts we offer that do not include Payment Enhancements. Over time, the higher fees and withdrawal charges may more than offset the value of any Payment Enhancement.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated April 30, 2012. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.


VARIABLE ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                TABLE OF CONTENTS
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GLOSSARY..............................................................      3
HIGHLIGHTS............................................................      4
FEE TABLE.............................................................      6
     Maximum Owner Transaction Expenses...............................      6
     Contract Maintenance Fee.........................................      6
     Separate Account Annual Expenses.................................      6
     Additional Optional Feature Fees.................................      6
          Optional SunAmerica Income Plus and SunAmerica Income
                      Builder Fee.....................................      6
     Underlying Fund Expenses.........................................      6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES..................................      8
THE POLARIS ADVANTAGE II VARIABLE ANNUITY.............................      9
PURCHASING A POLARIS ADVANTAGE II VARIABLE ANNUITY....................     10
     Allocation of Purchase Payments..................................     11
     Accumulation Units...............................................     12
     Free Look........................................................     12
     Exchange Offers..................................................     13
     Important Information for Military Servicemembers................     13
INVESTMENT OPTIONS....................................................     13
     Variable Portfolios..............................................     13
          AIM Variable Insurance Funds (Invesco Variable Insurance
                      Funds)..........................................     14
          Anchor Series Trust.........................................     14
          Franklin Templeton Variable Insurance Products Trust........     14
          Lord Abbett Series Fund, Inc. ..............................     14
          Seasons Series Trust........................................     14
          SunAmerica Series Trust.....................................     14
     Substitution, Addition or Deletion of Variable Portfolios........     17
     Fixed Accounts...................................................     17
     Dollar Cost Averaging Fixed Accounts.............................     17
     Dollar Cost Averaging Program....................................     18
     Polaris Portfolio Allocator Program..............................     18
     50%-50% Combination Model Program................................     20
     Transfers During the Accumulation Phase..........................     22
     Automatic Asset Rebalancing Program..............................     24
     Voting Rights....................................................     24
ACCESS TO YOUR MONEY..................................................     25
     Free Withdrawal Amount...........................................     25
     Systematic Withdrawal Program....................................     26
     Nursing Home Waiver..............................................     26
     Minimum Contract Value...........................................     26
     Qualified Contract Owners........................................     26
OPTIONAL LIVING BENEFITS..............................................     26
     SunAmerica Income Plus and SunAmerica Income Builder.............     29
ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO ALL OPTIONAL LIVING
  BENEFITS............................................................     35
DEATH BENEFITS........................................................     38
     Beneficiary Continuation Programs................................     39
     Death Benefit Defined Terms......................................     40
     Death Benefit Options............................................     40
     Standard Death Benefit...........................................     41
     Optional Maximum Anniversary Value Death Benefit.................     41
     Spousal Continuation.............................................     41
EXPENSES..............................................................     42
     Separate Account Expenses........................................     42
     Withdrawal Charges...............................................     42
     Underlying Fund Expenses.........................................     43
     Contract Maintenance Fee.........................................     43
     Transfer Fee.....................................................     43
     Optional Living Benefit Fees.....................................     43
     Optional SunAmerica Income Plus and SunAmerica Income Builder
            Fee.......................................................     43
     Optional Maximum Anniversary Value Death Benefit Fee.............     44
     Premium Tax......................................................     44
     Income Taxes.....................................................     44
     Reduction or Elimination of Fees, Expenses and Additional Amounts
            Credited..................................................     44
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT..............     44
ANNUITY INCOME OPTIONS................................................     46
     The Income Phase.................................................     46
     Annuity Income Options...........................................     46
     Fixed or Variable Annuity Income Payments........................     47
     Annuity Income Payments..........................................     47
     Transfers During the Income Phase................................     48
     Deferment of Payments............................................     48
TAXES.................................................................     48
     Annuity Contracts in General.....................................     48
     Tax Treatment of Distributions - Non-Qualified Contracts.........     48
     Tax Treatment of Distributions - Qualified Contracts.............     49
     Required Minimum Distributions...................................     50
     Tax Treatment of Death Benefits..................................     50
     Tax Treatment of Optional Living Benefits........................     51
     Contracts Owned by a Trust or Corporation........................     51
     Gifts, Pledges and/or Assignments of a Contract..................     51
     Diversification and Investor Control.............................     51
OTHER INFORMATION.....................................................     52
     The Distributor..................................................     52
     The Company......................................................     52
     The Separate Account.............................................     53
     The General Account..............................................     53
     Financial Statements.............................................     54
     Administration...................................................     54
     Legal Proceedings................................................     54
     Registration Statements..........................................     54
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.......................     55
APPENDIX A - CONDENSED FINANCIAL INFORMATION..........................    A-1
APPENDIX B - FORMULA FOR CALCULATING AND EXAMPLE OF THE SUNAMERICA
  INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE.......................    B-1
APPENDIX C - OPTIONAL LIVING BENEFITS EXAMPLES........................    C-1
APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY...........    D-1
APPENDIX E - LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO JANUARY 23,
  2012................................................................    E-1
APPENDIX F - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION............    F-1

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                                    GLOSSARY
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We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.


BENEFICIARY - The person you designate to receive any benefits under the contract if you or in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other's primary Beneficiary.


COMPANY - Refers to SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity") or The United States Life Insurance Company in the City of New York ("US Life") for contracts issued in New York only, the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.


FEEDER FUNDS - Each Feeder Fund invests exclusively in shares of a corresponding Master Fund. American Funds Global Growth SAST, American Funds Growth SAST, American Funds Growth-Income SAST, and American Funds Asset Allocation SAST Variable Portfolios.


FIXED ACCOUNT - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.

FUND-OF-FUNDS - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds in which it invests. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure.

GOOD ORDER - Fully and accurately completed forms, including any necessary supplementary documentation, applicable to any given transaction or request received by us.

INCOME PHASE - The period upon annuitization during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.


LATEST ANNUITY DATE - The first business day of the month following your 95th birthday.


MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

MASTER FUNDS - Funds of the American Funds Insurance Series in which the Feeder Funds invest.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.


SECURE VALUE ACCOUNT - A Fixed Account, available only with election of certain living benefits, to which we allocate a percentage of every Purchase Payment and Continuation Contribution.



SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.


TRUSTS - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

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                                   HIGHLIGHTS
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The Polaris Advantage II Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. This variable annuity contract provides a Payment Enhancement that is invested in your contract as earnings. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request minus any Payment Enhancement. The contract value refunded may be more or less than your original Purchase Payment(s) or the contract value minus any Payment Enhancements. However, should there be any loss in value associated with the Payment Enhancement if you cancel your contract during the Free Look period, we will bear that loss. We will return your original Purchase Payments if required by law. We have filed a pending application requesting the required exemptive relief to permit the recapture of the Payment Enhancement under certain circumstances with the Securities and Exchange Commission ("SEC"). If and when we receive such an exemptive order, you will bear any loss on the value of the Payment Enhancement during the Free Look period. For more information, PLEASE SEE PAYMENT ENHANCEMENTS, PURCHASING A POLARIS ADVANTAGE II VARIABLE ANNUITY AND FREE LOOK BELOW.


EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $50 contract maintenance fee from your contract, which may be waived if contract value is $75,000 or more. We also deduct separate account charges which equal 1.90% annually reducing to 1.30% after the 9th contract anniversary, of the average daily value of your contract allocated to the Variable Portfolios. If you elect certain optional features, we may charge additional fees. Your contract provides for a free withdrawal amount each year. A separate withdrawal charge schedule applies to each Purchase Payment. After a Purchase Payment has been in the contract for 9 complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. There are investment management fees and other expenses of the Underlying Funds on amounts invested in the Variable Portfolios including 12b-1 fees of up to 0.25%. PLEASE SEE FEE TABLE, PURCHASING A POLARIS ADVANTAGE II VARIABLE ANNUITY, FREE WITHDRAWAL AMOUNT AND EXPENSES IN THE PROSPECTUS.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.


OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract for an additional fee. These living benefits are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live. Electing an optional living benefit will require you to invest in accordance with certain investment requirements. Investing within these requirements may potentially limit the performance of your investment and may also reduce the likelihood that you will need to rely on the protection offered by these benefits.


You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the prescribed amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable. PLEASE SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.


DEATH BENEFIT: A standard death benefit is available and in addition, an optional death benefit is available for an additional fee. These benefits are payable to your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.





ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.


INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS FOR A LOWER FEE THAT DO NOT INCLUDE PAYMENT ENHANCEMENTS. ELECTING AN OPTIONAL BENEFIT WILL RESULT IN HIGHER FEES AND CHARGES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.


IF YOU WOULD LIKE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

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                                    FEE TABLE
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THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT ARE APPLICABLE TO THE CONTRACT AND WHEN YOU TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.(1)

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES
(AS A PERCENTAGE OF EACH PURCHASE
PAYMENT)(2).................................  9%


TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(3)...........  $50 per year


SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

                                               AFTER 9TH
                                   CONTRACT     CONTRACT
                                  YEARS 1-9   ANNIVERSARY
                                  ---------   -----------
Separate Account Charge.........     1.90%        1.30%
Optional Maximum Anniversary
  Value Death Benefit...........     0.25%        0.25%
                                     ----         ----
MAXIMUM SEPARATE ACCOUNT ANNUAL
  EXPENSES(4)...................     2.15%        1.55%




ADDITIONAL OPTIONAL FEATURE FEES

You may elect one of the following optional living benefits SunAmerica Income Plus or SunAmerica Income Builder below, both of which are guaranteed minimum withdrawal benefits:

OPTIONAL SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE
(calculated as a percentage of the Income Base)(5)

                                                 INITIAL               MAXIMUM
NUMBER OF COVERED PERSONS                    ANNUAL FEE RATE     ANNUAL FEE RATE(6)
-------------------------                 --------------------  --------------------
For One Covered Person..................          1.10%                 2.20%
For Two Covered Persons.................          1.35%                 2.70%



UNDERLYING FUND EXPENSES
(AS OF JANUARY 31, 2012)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES (INCLUDING MASTER FUND EXPENSES, IF APPLICABLE) CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND
EXPENSES(7)                         MINIMUM   MAXIMUM
----------------------------        -------   -------
(expenses that are deducted from
Underlying Funds of the Trusts,
including management fees, 12b-1
fees, if applicable, and other
expenses)........................    0.72%     1.57%



FOOTNOTES TO THE FEE TABLE:

(1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.

(2) Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 9 years as follows:

YEARS SINCE PURCHASE PAYMENT RECEIPT:.........................   1    2    3    4    5    6    7    8    9   10+
                                                                 9%   9%   8%   8%   7%   6%   5%   4%   3%   0%


  PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR SPECIFIC INFORMATION.

  Your contract provides for a free withdrawal amount each year. PLEASE SEE FREE WITHDRAWAL AMOUNT BELOW.

(3) The contract maintenance fee is assessed annually and may be waived if contract value is $75,000 or more.

(4) If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS BELOW.


(5) The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below. If you purchased your contract prior to January 23, 2012, please see APPENDIX E for a description of the living benefit you may have elected.

(6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below. PLEASE SEE APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLE OF THE SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE BELOW.



    Due to the investment requirements associated with the election of a living benefit, a portion of your assets may be invested in the SunAmerica Dynamic Allocation Portfolio. The SunAmerica Dynamic Allocation Portfolio utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the market is in a prolonged state of higher volatility, your fee rate may be increased due to VIX indexing and the SunAmerica Dynamic Allocation Portfolio may decrease its exposure to equity markets, thereby reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the market is in a prolonged state of lower volatility, your fee rate may be decreased and the SunAmerica Dynamic Allocation Portfolio may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


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                                                           MAXIMUM
                                                          ANNUALIZED
                                                           FEE RATE
                                                         DECREASE OR
                                              MINIMUM   INCREASE EACH
                                               ANNUAL      BENEFIT
 NUMBER OF COVERED PERSONS                    FEE RATE     QUARTER*
---------------------------------------------------------------------
---------------------------------------------------------------------
 One Covered Person                             0.60%      +/-0.25%
---------------------------------------------------------------------
 Two Covered Persons                            0.60%      +/-0.25%
---------------------------------------------------------------------



         * The fee rate can increase or decrease no more than 0.0625% each quarter (0.25%/ 4).


(7) The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2012. The minimum expense is for an Underlying Fund of Franklin Templeton Variable Insurance Products Trust as of its fiscal year ended December 31, 2011.

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                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
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These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming separate account annual expenses of 1.90% reducing to 1.30% for years 9 and 10 (the optional Maximum Anniversary Value death benefit 0.25%), the optional SunAmerica Income Plus feature (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years) and investment in an Underlying Fund with total expenses of 1.57%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,412     $2,585     $3,722     $5,906



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $512      $1,785     $3,022     $5,906





MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.90%, reducing to 1.30% for years 9 and 10, no election of optional features and investment in an Underlying Fund with total expenses of 0.72%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,170     $1,629     $2,115     $2,929


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $270       $829      $1,415     $2,929


EXPLANATION OF EXPENSE EXAMPLES


1. The Maximum Expense Examples reflect the highest possible combination of charges. The purpose of the Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $75,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.


2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the SunAmerica Income Plus fee, equals contract value, that no withdrawals are taken during the stated period, there are two Covered Persons and that the annual maximum fee rate of 2.70% has been reached after the first year.

4. The Expense Examples do not reflect a Payment Enhancement added to the investment amount.

5. If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.




THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

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                    THE POLARIS ADVANTAGE II VARIABLE ANNUITY
--------------------------------------------------------------------------------
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When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     - Optional Living Benefit: If you elect an optional living benefit, the Company guarantees to provide a guaranteed income stream, with additional benefits under the feature you elect, in the event your contract value declines due to unfavorable investment performance and withdrawals within the feature's parameters.

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you plan for your retirement. In the Accumulation phase, it can help you build assets on a tax-deferred basis. In the Income Phase, it can provide you with guaranteed income through annuity income payments. Alternatively, you may elect an optional living benefit that is designed to help you create a guaranteed income stream that may last as long as you live.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.


Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to an available Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.


For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

PAYMENT ENHANCEMENT

We credit a Payment Enhancement to each Purchase Payment you make to the contract in the first two contract years. We calculate the Payment Enhancement as a percentage of each Purchase Payment received, and credit it at the time we receive the Purchase Payment. The Payment Enhancement Rate we credit is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment. The initial Payment Enhancement Level is determined by the amount of the initial Purchase Payment. The Payment Enhancement Level for subsequent Purchase Payments is determined by adding the amount of the subsequent Purchase Payment to the contract value on the day we receive the Purchase Payment. If a higher Payment Enhancement Level is achieved by the sum of the contract value and the subsequent Purchase Payment, the Payment Enhancement Rate for that higher level is applicable to the subsequent Purchase Payment. If the subsequent Purchase Payment is received during the first 90 days after your contract is issued, please see 90 DAY WINDOW below. We reserve the right to allocate Payment Enhancements to the Cash Management Variable Portfolio during the free look period. PLEASE SEE FREE LOOK BELOW.

CURRENT PAYMENT ENHANCEMENT LEVELS AND RATES

The Payment Enhancement Levels and Payment Enhancement Rate, applicable to Purchase Payments made in the first two contract years as of the date of this prospectus are:


------------------------------------------------------------------------
                                                               PAYMENT
                                                             ENHANCEMENT
 PAYMENT ENHANCEMENT LEVEL                                      RATE
------------------------------------------------------------------------
 Under $100,000                                                   4%
------------------------------------------------------------------------
 $100,000+                                                        6%
------------------------------------------------------------------------



The Payment Enhancement Rate currently being offered may be increased or decreased by us at any time for prospectively issued contracts. In addition, the 90 Day Window adjustment, described below, may be eliminated by us at any time.

90 DAY WINDOW

On the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If this total qualifies you for a higher Payment Enhancement Level, you will receive the corresponding Payment Enhancement Rate ("Look Back Adjustment"). We will add any applicable Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable Look Back Adjustment. We will allocate any applicable Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution.

PAYMENT ENHANCEMENT RECAPTURE

We have filed a pending application requesting the required exemptive relief to permit the recapture of the Payment Enhancement under the circumstances outlined below with the Securities and Exchange Commission ("SEC"). You will not bear any loss on the value of the Payment Enhancement during the Free Look period and we will not recapture the Payment Enhancement outside of the Free Look Period until we receive such an exemptive order.

The amount of any Payment Enhancement credited to your contract will be recaptured by the Company under the following circumstances:

(1) if you cancel your contract during the Free Look period, the amount returned to you will not include the amount of any Payment Enhancement; and/or

(2) When calculating the death benefit, we will deduct the Payment Enhancement from the contract value or maximum anniversary value, if applicable, if the Owner's date of death is within 12 months of a Payment Enhancement being credited to your contract. We will not deduct the Payment Enhancement from the contract value or maximum anniversary value, if applicable, upon a spousal continuation if the original Owner's date of death is within 12 months of a Payment Enhancement being credited to the contract. However, if the Continuing Spouse's date of death is within 12 months of a Payment Enhancement being allocated to the contract, we will deduct the Payment Enhancement from the contract value or maximum anniversary value, if applicable, when calculating the death benefit payable to the Continuing Spouse's Beneficiary.

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               PURCHASING A POLARIS ADVANTAGE II VARIABLE ANNUITY
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An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

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                                                                  MINIMUM
                                                                 AUTOMATIC
                                              MINIMUM           SUBSEQUENT
                      MINIMUM INITIAL       SUBSEQUENT           PURCHASE
                     PURCHASE PAYMENT    PURCHASE PAYMENT         PAYMENT
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     Qualified            $25,000              $500                $100
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   Non-Qualified          $25,000              $500                $100
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Once you have contributed at least the minimum initial Purchase Payment before the first contract anniversary, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase Payment. Purchase Payments that would cause total Purchase Payments in all contracts issued by SunAmerica Annuity and/or US Life to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

Various considerations may apply with respect to non-natural ownership of this contract including but not limited to estate planning, tax consequences and the propriety of this contract as an investment consistent with a non-natural Owner's organizational documentation. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.

MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 81 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. PLEASE SEE TAXES BELOW. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR SPECIFIC INFORMATION.

TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.


Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow same-sex partners to marry ("Same-Sex Spouses"). There are also states that require us to issue the contract to non-spousal joint Owners. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the IRC. Therefore, the ability of Domestic Partners, Same-Sex Spouses and non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefit(s), if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.



ASSIGNMENT OF THE CONTRACT/CHANGE OF OWNERSHIP



You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is processed by us at our Annuity Service Center and you have received confirmation. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.



We reserve the right not to recognize any assignment if it changes the risk profile of the owner of the contract, as determined in our sole discretion, if no Insurable Interest exists or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.


ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that is not deemed our agent, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.


An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payment as of the date such Purchase Payment is priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within five NYSE business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.


Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.


Purchase Payments submitted by check can only be accepted by the Company at the Payment Centers at the following addresses:

SunAmerica Annuity
P.O. Box 100330
Pasadena, CA 91189-0330

US Life (New York contracts only)
P.O. Box 100357
Pasadena, CA 91189-0357

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

SunAmerica Annuity
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0330

US Life (New York contracts only)
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0357

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by adding the Purchase Payment and Payment Enhancement, if applicable, and dividing that amount, by the Accumulation Unit value for the specific Variable Portfolio.


     EXAMPLE:

     For the purposes of this example, we will assume that the Purchase Payment is received after the free look period. We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio
     A. If the Payment Enhancement is 4% of your Purchase Payment, we would add a Payment Enhancement of $1,000 to your contract. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $26,000 by $11.10 and credit your contract on Wednesday with 2,342.3423 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK


You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.


If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center minus the Payment Enhancement. The amount recaptured will equal the Payment Enhancement amount without adjustment up or down for investment performance. Therefore, you will receive any gain on the Payment Enhancement amount that is recaptured. But you will bear any loss since the amount that is recaptured will equal the amount of the Payment Enhancement We have filed a pending application requesting the required exemptive relief to permit the recapture of the Payment Enhancement under certain circumstances outlined below with the Securities and Exchange Commission

("SEC"). During the Free Look Period, we will only recapture the Payment Enhancement amount without adjustment up or down for investment performance. We will bear any loss on the value of the Payment Enhancement during the Free Look period until an exemptive order has been issued by the SEC approving the pending application. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.



If your contract was issued either in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center minus the Payment Enhancement. With respect to these contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR INFORMATION ABOUT THE FREE LOOK PERIOD IN YOUR STATE.


EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

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                               INVESTMENT OPTIONS
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VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners.


From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio's prior name.


You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) -- SERIES II SHARES

     Invesco Advisers, Inc. is the investment adviser to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF").

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES

     Franklin Advisers, Inc. is the investment adviser to Franklin Templeton Variable Insurance Products Trust ("FTVIPT").

     Franklin Templeton VIP Founding Funds Allocation Fund ("VIP Founding Funds") is structured as a Fund-of-Funds. The administrator for the VIP Founding Funds is Franklin Templeton Services, LLC. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the Underlying Funds and the VIP Founding Fund's investment in the Underlying Funds. Each Underlying Fund of the VIP Founding Funds has its own investment adviser.

     Please see the Franklin Templeton Variable Insurance Products prospectus for details.

     LORD ABBETT SERIES FUND, INC. - CLASS VC SHARES

     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").

     SAAMCO MANAGED TRUSTS

     We offer Underlying Funds of the Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust (the "SAAMCo Managed Trusts") at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an affiliate of the Company. The Company and/or its affiliates may be subject to certain conflicts of interest as the Company may derive greater revenues from Variable Portfolios offered by a Trust managed by an affiliate than certain other available Variable Portfolios.

     ANCHOR SERIES TRUST - CLASS 3 SHARES

     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").

     SEASONS SERIES TRUST -- CLASS 3 SHARES

     The Managed Allocation Portfolios and Real Return Portfolio listed below are part of Seasons Series Trust ("SST"). SAAMCo manages this Trust and generally engages subadvisers to provide investment advice for the Underlying Funds.

     Each Managed Allocation Portfolio has a different investment goal and is structured as a Fund-of-Funds, investing its assets in a combination of Underlying Funds of the Seasons Series Trust.

     This approach allows the Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each of the Underlying Funds of Seasons Series Trust in which the Managed Allocation Portfolio invests; and 2) the overlay portfolio management provided by Ibbotson.

     SUNAMERICA SERIES TRUST - CLASS 3 SHARES


     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").



          MASTER-FEEDER



          SAST also offers Master-Feeder funds. Capital Research and Management Company is the investment adviser of the Master Fund in which the Feeder Funds invest. SAAMCo is the investment adviser to the Feeder Funds.


          Unlike other Underlying Funds, the Feeder Funds do not buy individual securities directly. Rather, each Feeder Fund invests all of its investment assets in a corresponding Master Fund of American Funds Insurance Series ("AFIS"), which invests directly in individual securities.

          Under the Master-Feeder structure, you pay the fees and expenses of both the Feeder Fund and the Master Fund. As a result, you will pay higher fees and expenses under a Master-Feeder structure than if you invested in an Underlying Fund that invests directly in the same individual securities as the Master Fund. We offer other variable annuity contracts which include Variable Portfolios that invest directly in the Master Funds without investing through a Feeder Fund and they currently assess lower fees and expenses than the Master-Feeder Funds.

          Each Feeder Fund may withdraw all its assets from a Master Fund if the Board of Directors ("Board") of the Feeder Fund determines that it is in the best interest of the Feeder Fund and its shareholders to do so. If a Feeder Fund withdraws its assets from a Master Fund and the Board of the Feeder Fund approved SAAMCo as investment adviser to the Feeder Fund, SAAMCo would be fully compensated for its portfolio management services. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND

          STATEMENT OF ADDITIONAL INFORMATION for more discussion of the Master-Feeder structure.


          SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO


          SAST also offers the SunAmerica Dynamic Allocation Portfolio (the "Dynamic Allocation Portfolio"). SAAMCo is the investment adviser of the Dynamic Allocation Portfolio and AllianceBernstein L.P. is the subadviser (the "Subadviser") of a component of the Dynamic Allocation Portfolio. The Dynamic Allocation Portfolio invests part of its assets as a Fund-of-Funds that in turn invests in Underlying Portfolios of the SAAMCo Managed Trusts.

          The Dynamic Allocation Portfolio has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the contract. In addition, the Dynamic Allocation Portfolio may enable the Company to more efficiently manage its financial risks associated with guarantees like the living and death benefits, due in part to a formula developed by the Company and provided by SAAMCo to the Subadviser. The formula used by the Subadviser may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the investment adviser and the Dynamic Allocation Portfolio's Board of Trustees, including a majority of the Independent Trustees. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.


          CASH MANAGEMENT


          SAST also offers the Cash Management Variable Portfolio. During periods of low short-term interest rates, and in part due to contract fees and expenses, the investment return of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative returns, your investment in the Cash Management Variable Portfolio will lose value.


           (PLEASE SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

UNDERLYING FUNDS                                  MANAGED BY:                                   TRUST   ASSET CLASS
----------------                                  -----------                                   ------  -----------
Aggressive Growth                                 Wells Capital Management Incorporated         SAST    STOCK
Alliance Growth                                   AllianceBernstein L.P.                        SAST    STOCK
American Funds Asset Allocation SAST              Capital Research and Management Company       SAST    BALANCED
American Funds Global Growth SAST                 Capital Research and Management Company       SAST    STOCK
American Funds Growth SAST                        Capital Research and Management Company       SAST    STOCK
American Funds Growth-Income SAST                 Capital Research and Management Company       SAST    STOCK
Asset Allocation                                  Edge Asset Management, Inc.                   AST     BALANCED
Balanced                                          J.P. Morgan Investment Management Inc.        SAST    BALANCED
Blue Chip Growth                                  SunAmerica Asset Management Corp.             SAST    STOCK
Capital Appreciation                              Wellington Management Company, LLP            AST     STOCK
Capital Growth                                    OppenheimerFunds, Inc.                        SAST    STOCK
Cash Management                                   BofA Advisors, LLC                            SAST    CASH
Corporate Bond                                    Federated Investment Management Company       SAST    BOND
Davis Venture Value                               Davis Selected Advisers, L.P.                 SAST    STOCK
"Dogs" of Wall Street                             SunAmerica Asset Management Corp.             SAST    STOCK
Emerging Markets                                  Putnam Investment Management, LLC             SAST    STOCK
Equity Opportunities                              OppenheimerFunds, Inc.                        SAST    STOCK
Foreign Value                                     Templeton Investment Counsel, LLC             SAST    STOCK
Franklin Income Securities Fund                   Franklin Advisers, Inc.                       FTVIPT  BALANCED
Franklin Templeton VIP Founding Funds Allocation  Franklin Templeton Services, LLC              FTVIPT  BALANCED
  Fund
Fundamental Growth                                Wells Capital Management Incorporated         SAST    STOCK
Global Bond                                       Goldman Sachs Asset Management International  SAST    BOND
Global Equities                                   J.P. Morgan Investment Management Inc.        SAST    STOCK
Government and Quality Bond                       Wellington Management Company, LLP            AST     BOND
Growth                                            Wellington Management Company, LLP            AST     STOCK
Growth-Income                                     J.P. Morgan Investment Management Inc.        SAST    STOCK
Growth Opportunities                              Invesco Advisers, Inc.                        SAST    STOCK
High-Yield Bond                                   PineBridge Investments LLC                    SAST    BOND
International Diversified Equities                Morgan Stanley Investment Management Inc.     SAST    STOCK
International Growth and Income                   Putnam Investment Management, LLC             SAST    STOCK
Invesco Van Kampen V.I. American Franchise Fund,  Invesco Advisers, Inc.                        AVIF    STOCK
  Series II Shares
Invesco Van Kampen V.I. Comstock Fund, Series II  Invesco Advisers, Inc.                        AVIF    STOCK
  Shares
Invesco Van Kampen V.I. Growth and Income Fund,   Invesco Advisers, Inc.                        AVIF    STOCK
  Series II Shares
Lord Abbett Growth and Income                     Lord, Abbett & Co. LLC                        LASF    STOCK
Managed Allocation Balanced                       Ibbotson Associates, Inc.                     SST     BALANCED
Managed Allocation Growth                         Ibbotson Associates, Inc.                     SST     STOCK
Managed Allocation Moderate                       Ibbotson Associates, Inc.                     SST     BALANCED
Managed Allocation Moderate Growth                Ibbotson Associates, Inc.                     SST     BALANCED
Marsico Focused Growth                            Marsico Capital Management, LLC               SAST    STOCK
MFS Massachusetts Investors Trust                 Massachusetts Financial Services Company      SAST    STOCK
MFS Total Return                                  Massachusetts Financial Services Company      SAST    BALANCED
Mid-Cap Growth                                    J.P. Morgan Investment Management, Inc.       SAST    STOCK
Natural Resources                                 Wellington Management Company, LLP            AST     STOCK
Real Estate                                       Davis Selected Advisers, L.P.                 SAST    STOCK
Real Return                                       Wellington Management Company, LLP            SST     BOND
Small & Mid Cap Value                             AllianceBernstein L.P.                        SAST    STOCK
Small Company Value                               Franklin Advisory Services, LLC               SAST    STOCK
SunAmerica Dynamic Allocation Portfolio           SunAmerica Asset Management Corp. and         SAST    BALANCED
                                                    AllianceBernstein L.P.
Technology                                        Columbia Management Investment Advisers, LLC  SAST    STOCK
Telecom Utility                                   Massachusetts Financial Services Company      SAST    STOCK
Total Return Bond                                 Pacific Investment Management Company LLC     SAST    BOND




YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.SUNAMERICA.COM. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts. Allocations to the Fixed Accounts, including the Secure Value Account, are obligations of the General Account. PLEASE SEE GENERAL ACCOUNT BELOW.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.


If you elect certain living benefits, a certain percentage of your investment is automatically allocated to the Secure Value Account. The Secure Value Account is only available with election of these Living Benefits and you may not reallocate your money from the Secure Value Account to another Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends. PLEASE SEE "ARE THERE INVESTMENT REQUIREMENTS IF I ELECT A LIVING BENEFIT?" UNDER OPTIONAL LIVING BENEFITS.


DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM


The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Fixed Accounts are not available as target accounts for the DCA program. Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.



We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account.



If you choose to allocate subsequent Purchase Payments to an active DCA program with a available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target account allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).


You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH        ACCUMULATION UNIT VALUE      UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

POLARIS PORTFOLIO ALLOCATOR PROGRAM

PROGRAM DESCRIPTION


The Polaris Portfolio Allocator program may be offered to you at no additional cost to assist in diversifying your investment across various asset classes. The Polaris Portfolio Allocator program allows you to choose from one of the four Portfolio Allocator models designed to assist in meeting your stated investment goals. Each Portfolio Allocator model is comprised of a carefully selected combination of Variable Portfolios representing various asset classes. The models allocate among the various asset classes to attempt to match certain combinations of investors' investment time horizon and risk tolerance. Please consult your financial representative about investment in the Polaris Portfolio Allocator program.


ENROLLING IN THE POLARIS PORTFOLIO ALLOCATOR PROGRAM


You may enroll in the Polaris Portfolio Allocator program by electing a Portfolio Allocator model when you purchase your variable annuity or if after contract issue, by contacting our Annuity Service Center. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a model by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.


You may also choose to invest gradually into a Portfolio Allocator model through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.




You may only invest in one Portfolio Allocator model at a time. Participation in this program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in the same Portfolio Allocator model.

If you attempt to split your investment in one or more Portfolio Allocator models, your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Portfolio Allocator model, such an investment may no longer be consistent with the Portfolio Allocator model's intended objectives. However, if you have elected an optional Living Benefit, pursuant to certain investment requirements, a portion of your investment can be allocated to the SunAmerica Dynamic Allocation Portfolio in addition to a Portfolio Allocator model.



You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Portfolio Allocator model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Portfolio Allocator model, your investment may no longer be consistent with the Portfolio Allocator model's intended objectives and therefore, will effectively terminate your participation in the program. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.


You can transfer 100% of your investment from one Portfolio Allocator model to another Portfolio Allocator model at any time; you will be transferred into the most current model available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and DCA target allocation instructions, if applicable, and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. PLEASE SEE DOLLAR COST AVERAGING PROGRAM ABOVE AND AUTOMATIC ASSET REBALANCING PROGRAM BELOW.


A subsequent Purchase Payment will be invested in the same Portfolio Allocator model as your current investment unless we receive different instructions from you. You should consult with your financial representative to determine if you should update your allocation instructions, DCA target allocation instructions and/or Automatic Asset Rebalancing Program instructions on file when you make a subsequent Purchase Payment.



If you elect the SunAmerica Income Plus Income Option with Custom Allocation, 10% of your initial Purchase Payment and subsequent Purchase Payment(s) will be allocated to the Secure Value Account and the remaining 90% can be invested in a Portfolio Allocator model that complies with the investment requirements. Your Portfolio Allocator model will automatically be rebalanced quarterly if you elect this Living Benefit. You may not reallocate your money from the Secure Value Account to another Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


REBALANCING THE MODELS

You can elect to have your investment in the Portfolio Allocator models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. If you choose to make investments outside of a Portfolio Allocator model, only those Variable Portfolios within the Portfolio Allocator model you selected will be rebalanced. Investments in other Variable Portfolios not included in the Portfolio Allocator model cannot be rebalanced if you wish to maintain your current Portfolio Allocator model allocations.

Over time, the Portfolio Allocator model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and changes in the Variable Portfolio's investment objectives. Therefore, if you do not elect to have your investment in the Portfolio Allocator model rebalanced at least annually, then your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change over time. You should consult with your financial representative about how to keep your Portfolio Allocator model's allocations in line with your investment goals. Finally, changes in investment objectives or management of the underlying funds in the models may mean that, over time, the models no longer are consistent with their original investment goals.

If you elect an optional Living Benefit, you may elect a model that complies with the investment requirements of the optional Living Benefit and your model will be rebalanced quarterly. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

IMPORTANT INFORMATION ABOUT THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

The Portfolio Allocator models are not intended as investment advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a Portfolio Allocator model should be revised or whether it remains appropriate to invest in accordance with any particular Portfolio Allocator model.

The Polaris Portfolio Allocator program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Portfolio Allocator models may have been built. Also, allocation to a single asset class may outperform a model, so that you could have better investment returns investing in a single asset class than in a Portfolio Allocator model. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Portfolio Allocator model will perform well or that its performance will closely reflect that of the asset class it is designed to represent.


The Portfolio Allocator models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Portfolio Allocator models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Portfolio Allocator models can be obtained from your financial representative.



POLARIS PORTFOLIO ALLOCATOR MODELS
(EFFECTIVE APRIL 30, 2012)



----------------------------------------------------------------------------------------
         VARIABLE PORTFOLIOS            MODEL 1      MODEL 2      MODEL 3      MODEL 4
----------------------------------------------------------------------------------------
 American Funds Global Growth SAST        4.0%         6.0%         6.0%         7.0%
----------------------------------------------------------------------------------------
 American Funds Growth SAST               2.0%         2.0%         2.0%         3.0%
----------------------------------------------------------------------------------------
 American Funds Growth-Income SAST        2.0%         2.0%         2.0%         3.0%
----------------------------------------------------------------------------------------
 Capital Appreciation                     2.0%         2.0%         2.0%         3.0%
----------------------------------------------------------------------------------------
 Corporate Bond                           9.0%         8.0%         7.0%         1.0%
----------------------------------------------------------------------------------------
 Davis Venture Value                      4.0%         4.0%         4.0%         5.0%
----------------------------------------------------------------------------------------
 "Dogs" of Wall Street                    3.0%         3.0%         3.0%         3.0%
----------------------------------------------------------------------------------------
 Emerging Markets                         0.0%         1.0%         2.0%         3.0%
----------------------------------------------------------------------------------------
 Equity Opportunities                     2.0%         2.0%         2.0%         2.0%
----------------------------------------------------------------------------------------
 Foreign Value                            4.0%         5.0%         6.0%         8.0%
----------------------------------------------------------------------------------------
 Global Bond                              3.0%         3.0%         2.0%         2.0%
----------------------------------------------------------------------------------------
 Government and Quality Bond             10.0%         8.0%         7.0%         2.0%
----------------------------------------------------------------------------------------
 Growth-Income                            5.0%         5.0%         6.0%         8.0%
----------------------------------------------------------------------------------------
 Growth Opportunities                     1.0%         2.0%         3.0%         4.0%
----------------------------------------------------------------------------------------
 High-Yield Bond                          4.0%         2.0%         1.0%         0.0%
----------------------------------------------------------------------------------------
 International Diversified Equities       1.0%         2.0%         3.0%         3.0%
----------------------------------------------------------------------------------------
 Invesco Van Kampen V.I. Comstock
  Fund, Series II Shares                  4.0%         4.0%         4.0%         5.0%
----------------------------------------------------------------------------------------
 Invesco Van Kampen V.I. Growth and
  Income Fund, Series II Shares           5.0%         5.0%         5.0%         6.0%
----------------------------------------------------------------------------------------
 Lord Abbett Growth and Income            1.0%         1.0%         1.0%         2.0%
----------------------------------------------------------------------------------------
 Marsico Focused Growth                   0.0%         1.0%         2.0%         3.0%
----------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust        5.0%         5.0%         6.0%         8.0%
----------------------------------------------------------------------------------------
 Mid-Cap Growth                           1.0%         1.0%         1.0%         2.0%
----------------------------------------------------------------------------------------
 Real Estate                              2.0%         3.0%         4.0%         4.0%
----------------------------------------------------------------------------------------
 Real Return                             12.0%         8.0%         3.0%         0.0%
----------------------------------------------------------------------------------------
 Small & Mid Cap Value                    1.0%         2.0%         4.0%         5.0%
----------------------------------------------------------------------------------------
 Small Company Value                      1.0%         2.0%         2.0%         3.0%
----------------------------------------------------------------------------------------
 Total Return Bond                       12.0%        11.0%        10.0%         5.0%
----------------------------------------------------------------------------------------
                               TOTAL      100%         100%         100%         100%
----------------------------------------------------------------------------------------












The Polaris Portfolio Allocator Models listed above are those that are currently available. The Models are reconfigured annually. However, once you invest in a Model, the percentages of your contract value allocated to each Variable Portfolio within a Model will not be changed by us. If you purchased your contract prior to April 30, 2012, any subsequent Purchase Payments will be invested in the same Model as your current investment and will not be invested in the Model allocations specified above unless you provide us with specific instructions to do so. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Model in line with your investment goals over time.



We reserve the right to change the Variable Portfolios and/or allocations to certain Variable Portfolios in each model to the extent that Variable Portfolios are liquidated, substituted, merged or otherwise reorganized.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS PORTFOLIO ALLOCATOR PROGRAM AT ANY TIME.


50%-50% COMBINATION MODEL PROGRAM

PROGRAM DESCRIPTION

The 50%-50% Combination Model Program, available at no additional cost, may be offered to you to assist in diversifying your investment across various asset classes. The 50%-50% Combination Model Program allows you to choose from one of the four 50%-50% Combination Models ("Combination Models") designed to assist in meeting your stated investment goals.

Each of the Combination Models allocate 50% of your investment in a Polaris Portfolio Allocator Model and the remaining 50% in a corresponding Managed Allocation Portfolio to attempt to match a stated investment time horizon and risk tolerance. Each Managed Allocation Portfolio is a Fund-of-Funds managed by Ibbotson. The 50% of your investment allocated to the Polaris Portfolio Allocator Model is considered "static" because the composition of the Polaris Portfolio Allocator Model will not be changed by us and is not actively managed. However, the 50% of your investment allocated to the Managed Allocation Portfolio is considered "active" because each Managed Allocation Portfolio is an Underlying Fund that Ibbotson manages in order to maintain the investment objective of the Managed Allocation Portfolio. FOR MORE INFORMATION, PLEASE SEE SEASONS SERIES TRUST AND POLARIS PORTFOLIO ALLOCATOR MODEL PROGRAM ABOVE.

ENROLLING AND INVESTING IN THE COMBINATION MODEL PROGRAM


You may enroll in the Combination Model Program by electing a Combination Model when you purchase your variable annuity or if after contract issue, by contacting our Annuity Service Center. You and your financial representative should determine the Combination Model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a Combination Model by providing a written reallocation request, calling our Annuity Service Center or logging into our website.

You may also choose to invest gradually into a Combination Model through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.

You may only invest in one Combination Model at a time and participation in the Combination Model Program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in the same Combination Model. If you attempt to split your investment between one or more Combination Models, your investment may no longer be consistent with the Combination Models' intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Combination Model, such an investment may no longer be consistent with the Combination Models' intended objectives and therefore, will effectively terminate your participation in the program.


You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the elected Combination Model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Combination Model, your investment may no longer be consistent with the Combination Model's intended objectives and therefore, will effectively terminate your participation in the program. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.


You can transfer 100% of your investment from one Combination Model to another Combination Model at any time; you will be transferred into the most current model available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM BELOW.


A subsequent Purchase Payment will be invested in the same Combination Model as your current investment unless we receive different instructions from you. You should consult with your financial representative to determine if you should update your allocation instructions, DCA target allocation instructions, and/or Automatic Asset Rebalancing Program instructions on file when you make a subsequent Purchase Payment.


If you elect the SunAmerica Income Plus Income Option with Custom Allocation, 10% of your initial Purchase Payment and subsequent Purchase Payment(s) will be allocated to the Secure Value Account and the remaining 90% may be invested in a Combination Model that complies with investment requirements. Your Combination Model will be rebalanced quarterly. You may not reallocate your money in the Secure Value Account to another Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

REBALANCING THE COMBINATION MODELS

You can elect to have your investment in the Combination Models rebalanced quarterly, semi-annually or annually to maintain the target asset allocation among the Variable Portfolios of the Combination Model you selected. If you make such an election to rebalance, both the allocation to the Polaris Portfolio Allocator Model and the Managed Allocation Portfolio will be rebalanced to equal the 50%-50% split discussed above. The investments in the Underlying Funds of each Managed Allocation Portfolio are not rebalanced as part of the Combination Model Program. PLEASE SEE SEASONS SERIES TRUST ABOVE.


Over time, the Combination Model you elect may no longer align with its original investment objective due to the effects of Underlying Fund performance and changes in the Underlying Funds' investment objectives. Therefore, if you do not elect to have your investment in the Combination Model rebalanced at least annually, then your investment may no longer be consistent with the Combination Model's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change over time. You should consult with your financial representative about how to keep your Portfolio Allocator model's allocations in line with your investment goals. Finally, changes in investment objectives or management of the underlying funds in the models may mean that, over time, the models no longer are consistent with their original investment goals.


IMPORTANT INFORMATION ABOUT THE COMBINATION MODEL PROGRAM

The Combination Model Program is not intended as ongoing or personalized advice about investing in the Variable Portfolios. We do not provide investment advice regarding whether a Combination Model should be selected or rebalanced or whether it remains appropriate for any individual to invest in accordance with any particular Combination Model as your investment needs change. The Combination Model Program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Combination Model may have been built. Also, allocation to a single asset class may outperform a Combination Model, so that you could have better investment returns investing in a single asset class than in a Combination Model. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Combination Model will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Combination Models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Combination Models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning a specific Combination Model can be obtained from your financial representative.

Below are the Combination Models available for election.

-----------------------------------------------------------------
 50%-50% COMBINATION
        MODEL          50% ALLOCATION TO:     50% ALLOCATION TO:
------------------------------------------- ---------------------
          1             Polaris Portfolio     Managed Allocation
                        Allocator Model 1          Balanced
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          2             Polaris Portfolio     Managed Allocation
                        Allocator Model 2          Moderate
------------------------------------------- ---------------------
          3             Polaris Portfolio     Managed Allocation
                        Allocator Model 3       Moderate Growth
------------------------------------------- ---------------------
          4             Polaris Portfolio     Managed Allocation
                        Allocator Model 4           Growth
------------------------------------------- ---------------------


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE COMBINATION MODEL PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer's, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time. If telephone, fax and/or internet access is unavailable, you should make your transfer request in writing by U.S. Mail to our Annuity Service Center.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.


You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.


There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").


For example, if you made a transfer on August 16, 2011 and within the previous twelve months (from August 17, 2010 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2011 must be submitted by U.S. Mail (from August 17, 2011 through August 16,
2012).

U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts.

Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Automatic Asset Rebalancing typically involves shifting portions of your money into and out of investment options so that the resulting allocations are consistent with your current investment instructions. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if available, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.


If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if available, resulting from your transfer which will replace any previous rebalancing instructions you may have provided ("Default Rebalancing Instructions"). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.



If you elect an optional Living Benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. In addition, any amount of your investment allocated to the Secure Value Account cannot be rebalanced. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

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                              ACCESS TO YOUR MONEY
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You can access money in your contract by making a systematic, partial, or total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.


We deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period.

If you have elected an optional living benefit, you should consider the impact of your withdrawals on the benefit. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

FREE WITHDRAWAL AMOUNT

Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge at the time of the withdrawal if it is taken during the withdrawal charge period. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals and withdrawal charges. As a result, if you surrender your contract in the future while withdrawal charges are still applicable, you will not receive the benefit of any previous free withdrawals upon a full surrender for the purpose of calculating the withdrawal charge.

Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule that are in excess of your free withdrawal amount will result in a withdrawal charge. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the annual free withdrawal amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.

When you make a partial withdrawal, we deduct it from any remaining annual free withdrawal amount first, next from remaining Purchase Payments on a first-in, first-out basis, and then from any remaining contract value. This means that you can also access your Purchase Payments that are no longer subject to withdrawal charges before those Purchase Payments that are still subject to withdrawal charges.


Your annual free withdrawal amount is the greater of:


     1) 10% of remaining Purchase Payments not yet withdrawn each contract year, and still subject to withdrawal charges; or

     2) The Maximum Annual Withdrawal Amount not yet withdrawn each contract year, if you elected a Living Benefit.


If you are taking required minimum distributions ("RMD") applicable to this contract only, current company practice is to waive any withdrawal charges applicable to those withdrawals.


The annual amounts withdrawn free of a withdrawal charge do not reduce the amount you invested for purposes of calculating the withdrawal charges (total Purchase Payments still subject to withdrawal charges). As a result, if you surrender your contract in the future while withdrawal charges are still applicable, any previous annual free withdrawal amount in the current contract year would then be subject to applicable withdrawal charges. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. If, in any contract year, you choose to take less than the full 10% free withdrawal amount, as described above, or the Maximum Annual Withdrawal Amount, if allowed under the Living Benefit you elected, then you may not carry over the unused amount as an annual free withdrawal in subsequent years.

We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. PLEASE SEE EXPENSES BELOW. For the purpose of calculating the withdrawal charge if you are surrendering your contract, any prior free withdrawal amount in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no Payment Enhancements and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:
    A=Your contract value at the time of your request for withdrawal ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
      ($100,000)
    C=The withdrawal charge percentage applicable to the age of each Purchase
      Payment (assuming 8% is the applicable percentage) [B x C=$8,000]
    D=Your full contract value ($82,000) available for total withdrawal

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.


Under most circumstances, the minimum amount you can withdraw is $1,000. We require that the value left in any Variable Portfolio or available Fixed Account be at least $100, after the withdrawal and your total contract value must be at least $2,500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.


Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners; (5) we are on notice that this contract is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $2,500 remaining in your contract at all times, or withdrawals may be discontinued. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the free withdrawal amount permitted each year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.

Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made during the confinement period while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit with your withdrawal request to the Annuity Service Center, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60-day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with 60 days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

If you elected an optional living benefit, withdrawals taken under the parameters of the feature that reduce contract value below the Minimum Contract Value will not terminate your contract. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

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                            OPTIONAL LIVING BENEFITS
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OVERVIEW OF LIVING BENEFITS

The optional Living Benefits are designed to help you create a guaranteed income stream based on a series of withdrawals you may take from your contract that may last as long as you live, or as long as you and your spouse live. As long as you take these withdrawals within the parameters of the Living Benefit, you may receive a guaranteed income stream for life even if the entire contract value has been reduced to zero. Alternatively, you should know that you may also receive annuity income payments for life if you annuitize your contract. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

You may elect one of the optional Living Benefits, all of which are guaranteed minimum withdrawal benefits, for an additional fee. Living Benefits may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on this protection as the benefit's value is dependent on your contract's performance, your withdrawal activity and your longevity. Though the optional Living Benefits offer additional protections, the additional fee associated with the benefits has the impact of reducing the net investment return.

Please read carefully the more detailed description of each Living Benefit following the summary for information regarding how the benefit works, its availability, applicable restrictions, fees and additional considerations. YOU SHOULD CONSIDER EACH LIVING BENEFIT THOROUGHLY AND UNDERSTAND IT COMPLETELY BEFORE ELECTING.

Below is a summary of the key features of the two optional Living Benefits offered in your contract followed by a glossary of defined terms used to describe the Living Benefits.

SUNAMERICA INCOME PLUS(R) offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the contract's highest Anniversary Value, or an annual Income Credit. If you elect SunAmerica Income Plus, you may choose from Income Option 1, 2 or 3 or the Income Option with Custom Allocation.

The annual 6% Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years. The 6% Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Income Base and not greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. After the first 12 years, only the highest Anniversary Value increase may be available. In addition, if you do not take any withdrawals during the first 12 years, you will be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

SUNAMERICA INCOME BUILDER(R) offers guaranteed lifetime income and the opportunity to increase income by locking in the greater of either the contract's highest Anniversary Value, or an annual Income Credit.

The annual 8% Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years. The 8% Income Credit is only available in years when no withdrawals are taken. After the first 12 years, only the highest Anniversary Value increase may be available. In addition, if you do not take any withdrawals during the first 12 years, you will be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

GENERAL INFORMATION APPLICABLE TO ALL LIVING BENEFITS

You must invest in accordance with investment requirements outlined below.

Living Benefits may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The Living Benefits guarantee that only certain Purchase Payments received during the contract's first 2 years are included in the Income Base.

These optional Living Benefits are designed for individuals and spouses. Thus, if a contract is owned by non-spousal joint Owners, Domestic Partners or Same-Sex Spouses who jointly own a contract and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the Living Benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

Certain living benefits are no longer offered or have changed since first being offered. IF YOUR CONTRACT WAS ISSUED PRIOR TO JANUARY 23, 2012, PLEASE SEE APPENDIX E FOR DETAILS REGARDING THOSE BENEFITS.

LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE
The contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments (defined below). Payment Enhancements, if any, and Continuation Contributions, if any, are included in the calculation of Anniversary Values. PLEASE SEE SPOUSAL CONTINUATION BELOW.

BENEFIT EFFECTIVE DATE
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.

BENEFIT QUARTER
Each consecutive 3 month period starting on the Benefit Effective Date.

BENEFIT QUARTER ANNIVERSARY

The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.

BENEFIT YEAR
Each consecutive one year period starting on the Benefit Effective Date.

BENEFIT YEAR ANNIVERSARY
The date on which each Benefit Year begins.

CONTRACT YEAR
Each consecutive one year period starting on the contract issue date.

COVERED PERSON(S)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.

ELIGIBLE PURCHASE PAYMENTS
Eligible Purchase Payments are Purchase Payments, or portions thereof, made on or after the Benefit Effective Date as shown in the table below and are included in the calculation of the Income Base and Income Credit Base (defined below). The calculation of Eligible Purchase Payments does not include Income Credits (defined below), Payment Enhancements, if applicable, or the Continuation Contribution, if any. However, Payment Enhancements, if applicable, and Continuation Contributions, if any, are included in the calculation of Anniversary Values. PLEASE SEE SPOUSAL CONTINUATION BELOW. Total Purchase Payments are limited to $1,500,000 without prior Company approval.

---------------------------------------------------------------
        FIRST                         SUBSEQUENT
    CONTRACT YEAR                   CONTRACT YEARS
--------------------- -----------------------------------------
   100% of Purchase     Purchase Payments received in contract
   Payments received      year 2, capped at 100% of Purchase
                        Payments received in the first contract
                                         year
--------------------- -----------------------------------------


EXAMPLE: If you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 in year 2 for a grand total maximum of $200,000 of Eligible Purchase Payments.

EXCESS WITHDRAWAL
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year which exceeds the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base. This withdrawal may include, but is not limited to, any withdrawal in a Benefit Year taken after the maximum amount allowed. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.

INCOME BASE
The Income Base is used to determine the fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero.

INCOME CREDIT
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:


------------------------------------------------------------------------------------
                            INCOME CREDIT
                                (AS A
                            PERCENTAGE OF
                                 THE
         OPTIONAL           INCOME CREDIT                    INCOME
      LIVING BENEFIT            BASE)                  CREDIT AVAILABILITY
------------------------------------------------------------------------------------
  SunAmerica Income Plus          6%          Available during the first 12 Benefit
                                            Years -- the Income Credit is reduced in
                                                   years withdrawals are taken
------------------------------------------------------------------------------------
  SunAmerica Income               8%          Available during the first 12 Benefit
  Builder                                   Years -- the Income Credit is eliminated
                                                in years any withdrawal is taken
------------------------------------------------------------------------------------



INCOME CREDIT BASE
The Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.

INCOME CREDIT PERIOD
The period of time over which we calculate the Income Credit.

INELIGIBLE PURCHASE PAYMENTS
Purchase Payments, or portions thereof, received after the 2nd contract year, or that are in excess of the caps discussed in the table under "ELIGIBLE PURCHASE PAYMENTS" above.

INVESTMENT REQUIREMENTS
We will allocate a certain percentage of every Purchase Payment and Continuation Contribution, if any, to the Secure Value Account. The remaining amount of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined below.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.


MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE

The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year while the contract value is greater than zero.

MINIMUM INCOME BASE
The guaranteed minimum amount equal to 200% of the first Benefit Year's Eligible Purchase Payments to which the Income Base will be increased on the 12th Benefit year Anniversary provided no withdrawals are taken before the 12th Benefit Year Anniversary.

PROTECTED INCOME PAYMENT
The amount to be paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.

PROTECTED INCOME PAYMENT PERCENTAGE

The percentage used to determine the Protected Income Payment.

SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER

How do SunAmerica Income Plus and SunAmerica Income Builder work?

Both Living Benefits lock in the greater of two values to determine the Income Base. The Income Base is the basis for the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Eligible Purchase Payment. While the Income Base is greater than zero, the Income Base is automatically locked in on each Benefit Year Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the current Income Base increased by any available Income Credit.

There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be increased to equal at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). PLEASE SEE "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" BELOW.

What determines the amount I can receive each year?

The amount that you receive depends on which Living Benefit you have elected, the income option you have elected, whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of the first withdrawal and whether your contract value is greater than or equal to zero. You must choose a feature and income option, if applicable, at the time you purchase your contract and your election may not be changed thereafter. Please see the table below for the income options available to you. If you purchased your contract through certain broker-dealers, all income options may not be available to you.

While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base or Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of first withdrawal and the income option elected.


If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on (1) the income option you elected, (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal and (4) for those taking withdrawals before age 65, if applicable under the income option elected, whether a highest Anniversary Value is attained after the Covered Person(s)' 65th birthday. PLEASE SEE "WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO WHILE THE INCOME BASE IS GREATER THAN ZERO?" AND "WHAT HAPPENS TO MY LIVING BENEFIT UPON THE LATEST ANNUITY DATE?" BELOW.


------------------------------------------------------------------------------------------------------
                    NUMBER OF
                 COVERED PERSONS                    SUNAMERICA      SUNAMERICA      SUNAMERICA
                   AND AGE OF                       INCOME PLUS     INCOME PLUS     INCOME PLUS
                 COVERED PERSON                       INCOME          INCOME          INCOME
              AT FIRST WITHDRAWAL*                   OPTION 1        OPTION 2        OPTION 3
------------------------------------------------------------------------------------------------------
 One Covered Person (Age 64 and Younger)            6.0% / 3.0%**   6.0% / 3.0%**  4.0%  /  4.0%
------------------------------------------------------------------------------------------------------
 One Covered Person (Age 65 and Older)              6.0% / 4.0%     7.0% / 3.0%    5.25% / 5.25%
------------------------------------------------------------------------------------------------------
 Two Covered Persons (Age 64 and Younger)           5.5% / 3.0%***  5.5% / 3.0%*** 3.5%  /  3.5%
------------------------------------------------------------------------------------------------------
 Two Covered Person (Age 65 and Older)              5.5% / 4.0%     6.5% / 3.0%    4.75% / 4.75%
------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------
                                                      SUNAMERICA
                     NUMBER OF                       INCOME PLUS
                  COVERED PERSONS                   INCOME OPTION
                    AND AGE OF                           WITH
                  COVERED PERSON                        CUSTOM
               AT FIRST WITHDRAWAL*                   ALLOCATION
----------------------------------------------------------------------
 One Covered Person (Age 64 and Younger)             5.0% / 3.0%**
----------------------------------------------------------------------
 One Covered Person (Age 65 and Older)               5.0% / 4.0%
----------------------------------------------------------------------
 Two Covered Persons (Age 64 and Younger)            4.5% / 3.0%***
----------------------------------------------------------------------
 Two Covered Person (Age 65 and Older)               4.5% / 4.0%
----------------------------------------------------------------------



----------------------------------------------------------------------
                     NUMBER OF
                  COVERED PERSONS
                    AND AGE OF                        SUNAMERICA
                  COVERED PERSON                        INCOME
               AT FIRST WITHDRAWAL*                    BUILDER
----------------------------------------------------------------------
 One Covered Person (Age 64 and Younger)             4.0% / 4.0%
----------------------------------------------------------------------
 One Covered Person (Age 65 and Older)               5.0% / 5.0%
----------------------------------------------------------------------
 Two Covered Persons (Age 64 and Younger)            3.5% / 3.5%
----------------------------------------------------------------------
 Two Covered Person (Age 65 and Older)               4.5% / 4.5%
----------------------------------------------------------------------


       THE FIRST PERCENTAGE REPRESENTS THE MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE AND THE SECOND PERCENTAGE REPRESENTS THE PROTECTED INCOME PAYMENT PERCENTAGE FOR EACH OF THE OPTIONS SHOWN.

    * If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.

   ** If One Covered Person is elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the Covered Person's 65th birthday.

   *** If Two Covered Persons are elected, the Protected Income Payment
       Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the younger Covered Person's 65th birthday.

Are there investment requirements if I elect a Living Benefit?


If you elect SunAmerica Income Plus Income Option 1, 2 or 3 or SunAmerica Income Builder, we will allocate 20% of every Purchase Payment, Payment Enhancement, if applicable, and Continuation Contribution, if any, to the Secure Value Account. If you elect the SunAmerica Income Plus Income Option with Custom Allocation, we will allocate 10% of every Purchase Payment, Payment Enhancement, if any, and Continuation Contribution, if any, to the Secure Value Account. The crediting interest rate on amounts allocated to the Secure Value Account will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless SunAmerica Income Plus or SunAmerica Income Builder have been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to another DCA Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends.


If you elect SunAmerica Income Plus Income Option 1, 2 or 3 or SunAmerica Income Builder, the remaining 80% of your initial Purchase Payment is allocated to the Dynamic Allocation Portfolio or a DCA Fixed Account if you elect to dollar cost average into the Dynamic Allocation Portfolio. Subsequently, you may provide allocation instructions to invest the remaining 80% of every Purchase Payment and Continuation Contribution, if any, among the Variable Portfolios and available DCA Fixed Accounts, as follows:


---------------------------------------------------------------
--------------------- -----------------------------------------
 INITIAL ALLOCATION    80% of your assets are allocated to the
                       Dynamic Allocation Portfolio or a DCA
                       Fixed Account where the target
                       allocation is the Dynamic Allocation
                       Portfolio.
--------------------- -----------------------------------------
 INVESTMENT OPTIONS    You may allocate the remaining 80% of
 AVAILABLE FOR         your assets among the following
 ALLOCATION AFTER      investment options:
 YOUR CONTRACT IS
 ISSUED                Cash Management
                       Corporate Bond
                       Global Bond
                       Government and Quality Bond
                       Real Return
                       SunAmerica Dynamic Allocation Portfolio
                       Total Return Bond

                       DCA FIXED ACCOUNTS*
                       6-Month DCA
                       1-Year DCA
                       2-Year DCA
---------------------------------------------------------------


* You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

If you elect the SunAmerica Income Plus Income Option with Custom Allocation, the remaining 90% of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment requirements in one of four ways as outlined below.

SUNAMERICA INCOME PLUS INCOME OPTION WITH CUSTOM ALLOCATION -- CHECK-THE-BOX OPTIONS

After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested in accordance with Option 1, 2 or 3 as follows:

------------------------------------------------------------------------------
---------------- -------------------------------------------------------------
 Check-the-Box    Invest in one of three available Polaris Portfolio Allocator
 Option 1         Models:
                    Model 1, Model 2 or Model 3
                  or
                  Invest in one of three available 50%-50% Combination Models:
                    Model 1, Model 2 or Model 3
---------------- -------------------------------------------------------------
 Check-the-Box    Invest in one or more of the following balanced Variable
 Option 2         Portfolios:
                    American Funds Asset Allocation SAST
                    Asset Allocation
                    Balanced
                    Franklin Income Securities Fund
                    Managed Allocation Balanced
                    Managed Allocation Moderate
                    Managed Allocation Moderate Growth
                    MFS Total Return
                    SunAmerica Dynamic Allocation Portfolio
---------------- -------------------------------------------------------------
 Check-the-Box    Invest in the Cash Management Variable Portfolio
 Option 3
------------------------------------------------------------------------------


SUNAMERICA INCOME PLUS INCOME OPTION WITH CUSTOM ALLOCATION -- BUILD-YOUR-OWN OPTION

After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested among the Variable Portfolios and available DCA Fixed Accounts, as follows:



------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT              AND/OR DCA FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. BOND, CASH AND         Minimum 20%      Cash Management
    DCA FIXED              Maximum 90%      Corporate Bond
    ACCOUNTS                                Global Bond
                                            Government and Quality Bond
                                            Real Return
                                            Total Return Bond

                                            DCA FIXED ACCOUNTS*
                                            6-Month DCA
                                            1-Year DCA
------------------------------------------------------------------------------------
 B. EQUITY**               Minimum 0%       Aggressive Growth
                           Maximum 70%      Alliance Growth
                                            American Funds Asset Allocation SAST
                                            American Funds Global Growth SAST
                                            American Funds Growth SAST
                                            American Funds Growth-Income SAST
                                            Asset Allocation
                                            Balanced
                                            Blue Chip Growth
                                            Capital Appreciation
                                            Davis Venture Value
                                            "Dogs" of Wall Street
                                            Equity Opportunities
                                            Foreign Value
                                            Franklin Income Securities Fund
                                            Franklin Templeton VIP Founding
                                              Funds Allocation Fund
                                            Fundamental Growth
                                            Global Equities
                                            Growth
                                            Growth-Income
                                            High-Yield Bond
                                            International Diversified Equities
                                            International Growth and Income
                                            Invesco Van Kampen V.I. American
                                              Franchise Fund, Series II Shares
                                            Invesco Van Kampen V.I. Comstock
                                              Fund, Series II Shares
                                            Invesco Van Kampen V.I. Growth and
                                              Income Fund, Series II Shares
                                            Lord Abbett Growth and Income
                                            Managed Allocation Balanced
                                            Managed Allocation Growth
                                            Managed Allocation Moderate
                                            Managed Allocation Moderate Growth
                                            Marsico Focused Growth
                                            MFS Massachusetts Investors Trust
                                            MFS Total Return
                                            Small & Mid Cap Value
                                            SunAmerica Dynamic Allocation Portfolio
                                            Telecom Utility
------------------------------------------------------------------------------------
 C. LIMITED EQUITY         Minimum 0%       Capital Growth
                           Maximum 10%      Emerging Markets
                                            Growth Opportunities
                                            Mid-Cap Growth
                                            Natural Resources
                                            Real Estate
                                            Small Company Value
                                            Technology

------------------------------------------------------------------------------------




* You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

**    Not all funds listed in the Equity group invest in equity markets.

How do my investment requirements impact my feature and contract?

Before you elect a Living Benefit, you and your financial representative should carefully consider whether the investment requirements associated with the Living Benefits meet your investment objectives and risk tolerance.


The investment requirements may reduce the need to rely on the guarantees provided by these Living Benefits because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively.


We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations of the investment options.

Your allocation instructions for the amount not invested in the Secure Value Account accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.

REBALANCING AND INVESTMENT REQUIREMENTS

We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.

Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer ("Default Rebalancing Instructions") which will replace any previous rebalancing instructions you may have provided.

If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM ABOVE.


We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program. PLEASE SEE "WHAT HAPPENS TO THE SECURE VALUE ACCOUNT AND AUTOMATIC ASSET REBALANCING PROGRAM INSTRUCTIONS IF I ELECT TO CANCEL SUNAMERICA INCOME PLUS OR SUNAMERICA INCOME BUILDER?" BELOW.

What are the factors used to calculate SunAmerica Income Plus and SunAmerica Income Builder?

The benefit offered by SunAmerica Income Plus and SunAmerica Income Builder is calculated by considering the factors described below.

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS. It is important to note that only Purchase Payments made during the first 2 contract years are taken into consideration in determining the Eligible Purchase Payments. If you anticipate that you will be making Purchase Payments after the first 2 contract years, you should know that those Purchase Payments will not be included in the calculation of the Eligible Purchase Payments or Anniversary Values.

SECOND, we consider the INCOME CREDIT PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; and (2) Eligible Purchase Payments.


FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. The Income Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals. If you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be increased to at least the MINIMUM INCOME BASE on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of your first Benefit Year's Eligible Purchase Payments.


FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

SIXTH, we determine the INCOME CREDIT.


If you elect SUNAMERICA INCOME PLUS, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. The Income Credit Percentage is reduced but not eliminated in any Benefit Year in which cumulative withdrawals during the preceding Benefit Year are less than 6% of the Income Base and not greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected.


For example, if you elected SunAmerica Income Plus Income Option 1 for one Covered Person and take cumulative withdrawals that are equal to 4% of the Income Base in the preceding Benefit Year, the Income Credit Percentage on the Benefit Year Anniversary is reduced from 6% to 2%. However, if you take cumulative withdrawals in the preceding Benefit Year that are equal to or greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected, the Income Credit Percentage for that Benefit Year Anniversary is equal to zero. For example, if you elected two Covered Persons and take cumulative withdrawals that are equal to 6.6% of the Income Base in the preceding Benefit Year, the Income Credit Percentage on the Benefit Year Anniversary is reduced to zero because the withdrawal is in excess of the Maximum Annual Withdrawal Amount applicable to two Covered Persons.

If you elect SUNAMERICA INCOME BUILDER, the Income Credit is equal to 8% of the Income Credit Base, on each Benefit Year Anniversary during the Income Credit Period. The Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Income Base on your second Benefit Year Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Income Base on your third Benefit Year Anniversary.

SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base, if applicable. If your contract value is reduced to zero but your Income Base is greater than zero, the PROTECTED INCOME PAYMENT PERCENTAGE represents the percentage of the Income Base you will receive each Benefit Year thereafter.

The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s) at the time of first withdrawal; and 3) the income option elected. Additionally, if applicable to the income option you elect, the Protected

Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new highest Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.

Please see the table under "WHAT DETERMINES THE AMOUNT I CAN RECEIVE EACH YEAR?" above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.

EIGHTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the PROTECTED INCOME PAYMENT is determined by multiplying the Income Base by the applicable Protected Income Payment Percentage.

FINALLY, we determine the EXCESS WITHDRAWALS, PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER?" BELOW.

How can the Income Base and Income Credit Base be increased?

On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. In addition, the Income Base will be increased to at least the Minimum Income Base on the 12th Benefit Year Anniversary provided no withdrawals have been taken before that anniversary.

On each Benefit Year Anniversary during the Income Credit Period, the Income Credit Base is automatically increased to the highest Anniversary Value, if the Income Base is increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.

Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Eligible Purchase Payments increase your Income Base and Income Credit Base at the time they are received. SINCE HIGHEST ANNIVERSARY VALUES ARE DETERMINED ONLY ON THE BENEFIT YEAR ANNIVERSARIES, YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR CONTRACT VALUE IS HIGHER ON DAYS OTHER THAN THE BENEFIT YEAR ANNIVERSARIES.

If the contract value has been reduced to zero, the Income Base will no longer be recalculated on each Benefit Year Anniversary. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER?" BELOW.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?

INCREASES IN THE INCOME BASE

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year Anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.

DECREASES IN THE INCOME BASE

Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER?" BELOW.

What are the effects of withdrawals on SunAmerica Income Plus and SunAmerica Income Builder?

The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be increased to the Minimum Income Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

The impact of withdrawals on specific factors is further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base and Income Credit Base could be more or less than a dollar-for-dollar reduction.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

     PROTECTED INCOME PAYMENT: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. PLEASE SEE "WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO WHILE THE INCOME BASE IS GREATER THAN ZERO?" BELOW.

All withdrawals from the contract, including withdrawals taken under these Living Benefits, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. In addition, withdrawals under these Living Benefits will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. Partial withdrawals under these Living Benefits must be deducted proportionately from each Variable Portfolio and Fixed Account in which you are invested. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.

What is the fee for SunAmerica Income Plus and SunAmerica Income Builder?


The fee for SunAmerica Income Plus and SunAmerica Income Builder is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION REGARDING THE ASSESSMENT OF THE FEE. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:


----------------------------------------------------------------------------
                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                         INITIAL       MAXIMUM       MINIMUM        EACH
      NUMBER OF        ANNUAL FEE    ANNUAL FEE    ANNUAL FEE      BENEFIT
   COVERED PERSONS        RATE          RATE          RATE        QUARTER*
----------------------------------------------------------------------------
 One Covered Person       1.10%         2.20%         0.60%       +/-0.25%
----------------------------------------------------------------------------
 Two Covered Persons      1.35%         2.70%         0.60%       +/-0.25%
----------------------------------------------------------------------------


* The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25% / 4).

The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.

Due to the investment requirements associated with the election of a living benefit, a portion of your assets may be invested in the SunAmerica Dynamic Allocation Portfolio. The SunAmerica Dynamic Allocation Portfolio utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the market is in a prolonged state of higher volatility, your fee rate may be increased and the SunAmerica Dynamic Allocation Portfolio may decrease its exposure to equity markets, thereby reducing the likelihood that you will achieve a higher Anniversary Value. Similarly, when the market is in a prolonged state of lower volatility, your fee rate may be decreased and the SunAmerica Dynamic Allocation Portfolio may increase its exposure to equity markets.

Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract. PLEASE SEE APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLE OF THE SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE BELOW.

Since the fee rate is assessed against the Income Base, an increase in the Income Base due to an addition of an Income Credit, attaining a higher Anniversary Value or an addition of subsequent Eligible Purchase Payments will result in an increase to the amount of the fee you pay, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit, and in certain instances, the value of the Income Credit may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether or not you take any withdrawals.

If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

What happens if the contract value is reduced to zero while the Income Base is greater than zero?

If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR CONTRACT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH THE LIVING BENEFIT WILL TERMINATE.

If your contract value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract. In addition, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.

When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:

     1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any option mutually agreeable between you and us.

Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.

PLEASE SEE ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO ALL OPTIONAL LIVING BENEFITS BELOW FOR MORE INFORMATION REGARDING SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER.

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--------------------------------------------------------------------------------
   ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO ALL OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When and how may I elect a Living Benefit?

You may elect a Living Benefit at the time of contract issue (the "Benefit Effective Date"). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, Covered Persons must meet the age requirement. The age requirement varies depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                                 MINIMUM               MAXIMUM
                                                   AGE                   AGE
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
             Joint Owners(1)                       45                    80
------------------------------------------------------------------------------------

IF YOU ELECT TWO COVERED PERSONS:

----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE      MAXIMUM AGE      MINIMUM AGE      MAXIMUM AGE
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   Joint Owners(2)           45               80               45               80
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   One Owner with            45               80               45             N/A(3)
 Spousal Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
   One Owner with            45               80               45             N/A(3)
 Spousal Beneficiary
----------------------------------------------------------------------------------------


(1) Based on the age of the older Owner.

(2) Based on the age of the younger Joint Owner.

(3) The age requirement is based solely on the single owner for purposes of issuing the contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?

As the original owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal.

Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your withdrawals must be set up on the Systematic Withdrawal Program for RMDs administered by our Annuity Service Center.

We will provide RMD favorable treatment, once each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by us. Therefore, if you are transferring from another company and are already 70 1/2, you should take the current tax year's RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning 70 1/2, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of age 70 1/2, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.

If you have elected SunAmerica Income Plus and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Income Base, an Income Credit will be included in determining any Income Base increase in that Benefit Year.

If you have elected SunAmerica Income Builder, no Income Credit will be included in the calculation of the Income Base when an RMD is taken.

What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.

What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons?

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract with the Living Benefit and its corresponding fee.

The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. PLEASE SEE "HOW DO SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER WORK?" ABOVE.


If spousal continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for highest Anniversary Value or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero. The Continuing Spouse is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Benefit Effective Date.

Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW.

What happens to my Living Benefit upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you begin the Income Phase and therefore, you must select one of the following annuity income options:

     1. Annuitize the contract value under the contract's annuity provisions (please see ANNUITY INCOME OPTIONS below); or


     2. Annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date for a fixed period while you are alive. The fixed period is determined by dividing the contract value on the Latest Annuity Date by the Maximum Annual Withdrawal Amount. Any applicable Premium Taxes will be deducted from the contract value prior to determining the fixed period. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by the applicable Protected Income Payment Percentage, paid until the death(s) of the Covered Person(s). The Maximum Annual Withdrawal Amount fixed period payments and the subsequent Protected Income Payments will be divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you.


     3. Any annuity income option mutually agreeable between you and us.

Once you begin the Income Phase by electing one of the annuity income payment options above, the Income Base will no longer be adjusted either for highest Anniversary Values or additional Income Credits.

If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Option 2 above.

Can I elect to cancel my Living Benefit?

The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.

---------------------------------------------------------
  CANCELLATION
     REQUEST                   CANCELLATION
    RECEIVED                  EFFECTIVE DATE
---------------------------------------------------------
    Years 1-5          5th Benefit Year Anniversary
---------------------------------------------------------
     Years 5+      Benefit Quarter Anniversary following
                  the receipt of the cancellation request
---------------------------------------------------------


Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefits will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.

If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. After the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.

What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel SunAmerica Income Plus or SunAmerica Income Builder?

Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available in the state in which your contract was issued, amounts will be transferred to the Cash Management Variable Portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. Purchase Payments will no longer be allocated to the Secure Value Account after cancellation.

The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of the SunAmerica Income Plus or SunAmerica Income Builder. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or Cash Management Variable Portfolio, as applicable, will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center.

Are there circumstances under which my Living Benefit will be automatically cancelled?

The Living Benefit will automatically be cancelled upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Termination or surrender of the contract; or

     3. A death benefit is paid resulting in the contract being terminated; or

     4. An Excess Withdrawal that reduces the contract value and Income Base to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.


Under these circumstances, the fee for the Living Benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the Living Benefit as described under "CAN I ELECT TO CANCEL MY LIVING BENEFIT?" above.


Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
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                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

If the contract is owned by a trust or any other non-natural person, we will treat the death of the Primary Annuitant as the death of any Owner.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.


You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. Joint Annuitants, if any, when the Owner is a non-natural person shall be each other's sole Beneficiary, except when the Owner is a charitable remainder trust. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.


If any contract is owned by a trust, whether as an agent for a natural person or otherwise, you should consider the contractual provisions that apply, including provisions that apply in the event of the death or change of an Annuitant, in determining whether the contract is an appropriate trust investment. You may wish to consult with your tax and/or legal adviser.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

For contracts in which the aggregate of all Purchase Payments in contracts issued by SunAmerica Annuity and/or US Life to the same Owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death received by us in Good Order, we pay a lump sum death benefit by check to the Beneficiary's address of record.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.


BENEFICIARY CONTINUATION PROGRAMS



EXTENDED LEGACY PROGRAM



The Extended Legacy Program, if available, can allow a Beneficiary to an existing contract issued by the Company to take the death benefit amount in the form of withdrawals over a longer period of time, with the flexibility to withdraw more than the IRS required minimum distribution. The Beneficiary may elect the Extended Legacy Program on the Death Claim Form. The Extended Legacy Guide includes important information regarding the program and may be requested from the Annuity Service Center.



We will send the Beneficiary a prospectus which describes the investment options and administrative features available under the Extended Legacy Program along with the Extended Legacy Guide. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased. Upon election of the Extended Legacy Program, the contract continues in the original Owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy Program if he/she has already elected another settlement option.



If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.



There are certain restrictions applicable to the Extended Legacy Program. The Extended Legacy Program cannot be elected with rollover contracts from other companies. No Purchase Payments are permitted. Living Benefits and Death Benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted. In the event of the Beneficiary's death, any remaining contract value will be paid to the person(s) named by the Beneficiary. The contract may not be assigned and ownership may not be changed or jointly owned.



We may offer Variable Portfolios currently available under the Separate Account to the Beneficiary upon election of the Extended Legacy Program. These Variable Portfolios may differ from those available to the original Owner; in addition, the Variable Portfolios may be of a different share class subject to higher 12b-1 fees. The Beneficiary may transfer funds among the Variable Portfolios. Any Fixed Accounts that may have been available to the original Owner will no longer be available for investment to the Beneficiary.



If the Beneficiary elects the Extended Legacy Program, we will charge a lower annual Separate Account Charge of 1.15%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges. Additionally, the Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.



5-YEAR SETTLEMENT OPTION



The Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by December 31st of the year containing the fifth anniversary of death. For IRAs, the 5-year settlement option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).



INHERITED ACCOUNT PROGRAM



The Inherited Account Program, if available, can allow a beneficiary of another company's annuity contract to transfer their inherited IRA or inherited Non-Qualified deferred annuity to fund a new contract issued by the Company. The beneficiary of the transferred contract may elect the Inherited Account Program on the Inherited Account and Required Minimum Distribution Election Form along with a new contract application. The beneficiary of the transferred contract becomes the Owner of the contract issued by us.



There are certain restrictions applicable to the Inherited Account Program. No Purchase Payments are permitted after the contract has been issued. Optional Living Benefits cannot be elected under the Inherited Account Program. The contract may not be assigned and ownership may not be changed or jointly owned.



The Internal Revenue Code requires minimum distributions from inherited IRAs and inherited Non-Qualified annuity contracts. Once the contract is issued, a systematic withdrawal program must be established and cannot be terminated.



The contract issued is subject to the same fees and charges applicable to any Owner of the contract, including withdrawal charges. All Variable Portfolios and available Fixed Accounts offered by the contract are available for investment. You may transfer funds among the investment options. Upon your death, your designated Beneficiary will receive the standard death benefit, unless you elect an optional death benefit at contract issue, for an additional fee.



PLEASE CONSULT A QUALIFIED ADVISER REGARDING TAX IMPLICATIONS ABOUT YOUR PARTICULAR CIRCUMSTANCES IF YOU ARE CONSIDERING ONE OF THESE BENEFICIARY CONTINUATION OPTIONS.


DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.

The term "Withdrawal Adjustment" is used, if you have elected a Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.

We have filed a pending application requesting the required exemptive relief with the Securities and Exchange Commission ("SEC") to permit the recapture of Payment Enhancements from the death benefit amount if death occurs during the first 12 months following the contract issue date as further described below. We will not recapture the Payment Enhancement if a death occurs in the first 12 months following the contract issue date until we receive such an exemptive order.

WHEN CALCULATING THE DEATH BENEFIT, WE WILL DEDUCT THE PAYMENT ENHANCEMENT FROM THE CONTRACT VALUE AND THE MAXIMUM ANNIVERSARY VALUE, IF APPLICABLE, IF THE OWNER'S DATE OF DEATH IS WITHIN 12 MONTHS OF A PAYMENT ENHANCEMENT BEING CREDITED TO YOUR CONTRACT. WE WILL NOT DEDUCT THE PAYMENT ENHANCEMENT FROM THE CONTRACT VALUE AND MAXIMUM ANNIVERSARY VALUE, IF APPLICABLE, UPON A SPOUSAL CONTINUATION IF THE ORIGINAL OWNER'S DATE OF DEATH IS WITHIN 12 MONTHS OF A PAYMENT ENHANCEMENT BEING CREDITED TO THE CONTRACT. HOWEVER, IF THE CONTINUING SPOUSE'S DATE OF DEATH IS WITHIN 12 MONTHS OF A PAYMENT ENHANCEMENT BEING ALLOCATED TO THE CONTRACT, WE WILL DEDUCT THE PAYMENT ENHANCEMENT FROM CONTRACT VALUE AND MAXIMUM ANNIVERSARY VALUE, IF APPLICABLE, WHEN CALCULATING THE DEATH BENEFIT PAYABLE TO THE CONTINUING SPOUSE'S BENEFICIARY.

DEATH BENEFIT OPTIONS

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether you have also elected one of the Living Benefits described above.

STANDARD DEATH BENEFIT

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITHOUT ELECTION OF A LIVING
BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITH ELECTION OF A LIVING
BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Purchase Payments reduced by:

          a. any Withdrawal Adjustments, as defined above, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, as defined above, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

For an additional fee, you may elect the optional Maximum Anniversary Value death benefit described below which can provide greater protection for your beneficiaries. You may only elect the optional Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional Maximum Anniversary Value death benefit is 0.25% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 81st birthday.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments including the Payment Enhancement, if applicable, received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Purchase Payments reduced by:

          a. any Withdrawal Adjustments, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments including the Payment Enhancement, if applicable, received since that contract anniversary; and reduced by:

          a. any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          The anniversary value for any year is equal to the contract value on the applicable anniversary.



SPOUSAL CONTINUATION


The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the IRC. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract.

The Continuing Spouse may not terminate the optional Maximum Anniversary Value death benefit.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original Owner.


Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date ("Continuation Contribution"), if any. We will add any Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.


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                                    EXPENSES
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There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expense is 1.90% of the average daily ending net asset value allocated to the Variable Portfolios for contract years 1-9 reducing to 1.30% after the 9th contract anniversary. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 9 complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedule is as follows:

WITHDRAWAL CHARGE SCHEDULE:


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 YEARS SINCE
 PURCHASE
PAYMENT
 RECEIPT           1      2      3      4      5      6      7      8      9     10+
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 WITHDRAWAL
 CHARGE            9%     9%     8%     8%     7%     6%     5%     4%     3%     0%
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PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR SPECIFIC INFORMATION.

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. The Accumulation Unit value for Variable Portfolios that invest in Feeder Funds also will reflect the investment management fee and other expenses of the corresponding Master Fund in which the Feeder Funds invest. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

12b-1 FEES

Certain Underlying Funds available in this product, including the Feeder Funds, assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.

There is an annualized 0.25% fee applicable to Class 3 shares of Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust, Class 2 shares of the Franklin Templeton Variable Insurance Products Trust and Series II shares of AIM Variable Insurance Funds (Invesco Variable Insurance Funds). This amount is generally used to pay financial intermediaries for services provided over the life of your contract.

The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, PLEASE REFER TO THE TRUST PROSPECTUSES.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $50 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $75,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.

OPTIONAL LIVING BENEFIT FEES


The Living Benefit fees will be calculated as a percentage of the Income Base for all years in which the Living Benefits are in effect. The fee depends on whether you elect to cover one or two lives.


The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the value in the Fixed Accounts, which in total equals the amount of the fee. If your contract value is reduced to zero before the Living Benefit has been cancelled, the fee will no longer be assessed.

We will not assess a quarterly fee if you annuitize your contract or if a death benefit is paid before the end of the Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

OPTIONAL SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER LIVING BENEFIT FEE

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                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                         INITIAL       MAXIMUM       MINIMUM        EACH
      NUMBER OF        ANNUAL FEE    ANNUAL FEE    ANNUAL FEE      BENEFIT
   COVERED PERSONS        RATE          RATE          RATE        QUARTER*
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 One Covered Person       1.10%         2.20%         0.60%       +/-0.25%
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 Two Covered Persons      1.35%         2.70%         0.60%       +/-0.25%
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* The fee rate can decrease or increase no more than 0.0625% each quarter (0.25%/ 4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary," we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in VIX. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above. PLEASE SEE APPENDIX
B -- FORMULA FOR CALCULATING AND EXAMPLE OF THE SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE BELOW.

OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT FEE

The fee for the optional Maximum Anniversary Value death benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be in the range of 1.35% to 7.50% of the initial Purchase Payment.

Certain broker-dealers may limit crediting this additional amount to employees only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

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                             PAYMENTS IN CONNECTION
                        WITH DISTRIBUTION OF THE CONTRACT
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PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SunAmerica Capital Services, Inc. ("SACS"), the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 7.50% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.35% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.


We provide a list of firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2011 in the Statement of Additional Information which is available upon request.


We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.


Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.



NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.


PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.

RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds, including the Feeder Funds. These fees are deducted directly from the assets of the Underlying Funds with the exception of the Managed Allocation Portfolios. The Managed Allocation Portfolios, which are structured as Fund-of-Funds, are not subject to 12b-1 fees but indirectly bear the expenses of the Underlying Funds, including the 12b-1 fees, in which they invest. PLEASE SEE EXPENSES ABOVE.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust.

Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of SunAmerica Annuity, are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

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                             ANNUITY INCOME OPTIONS
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THE INCOME PHASE

WHAT IS THE INCOME PHASE?

During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.

BEGINNING THE INCOME PHASE IS AN IMPORTANT EVENT. YOU HAVE DIFFERENT OPTIONS AVAILABLE TO YOU. YOU SHOULD DISCUSS YOUR OPTIONS WITH YOUR FINANCIAL REPRESENTATIVE AND/OR TAX ADVISOR SO THAT TOGETHER YOU MAY MAKE THE BEST DECISION FOR YOUR PARTICULAR CIRCUMSTANCES.

WHEN DOES THE INCOME PHASE BEGIN?

Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.


If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date, except as specified below for contracts issued in New York. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth. Your Latest Annuity Date is defined as the first business day of the month following your 95th birthday. For contracts issued in the state of New York prior to April 30, 2012, we have extended the Accumulation Phase to the first business day of the month following your 95th birthday.


HOW DO I ELECT TO BEGIN THE INCOME PHASE?

You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.

WHAT IS THE IMPACT ON THE LIVING AND DEATH BENEFITS IF I ANNUITIZE?

Upon annuitizing the contract, the death benefit will terminate. In addition, upon annuitizing, any guaranteed withdrawals under a Living Benefit feature will cease and will be replaced by the annuity income payments. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under a Living Benefit feature, your remaining payments under the Living Benefit feature will be paid to you as an annuity. PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE.

ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.

If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.


Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.





PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR ANNUITY INCOME OPTIONS AVAILABLE UNDER THE LIVING BENEFIT FEATURES.


FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS BASED ON THE INTERNAL REVENUE CODE ("IRC"), TREASURY REGULATIONS AND INTERPRETATIONS EXISTING AS OF THE DATE OF THIS PROSPECTUS AND GENERALLY DOES NOT ADDRESS STATE OR LOCAL TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE, NOR DOES IT INCLUDE ALL THE FEDERAL TAX RULES THAT MAY AFFECT YOU AND YOUR CONTRACT. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES FROM A QUALIFIED TAX ADVISOR. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. FEDERAL INCOME TAX TREATMENT OF THE CONTRACT IS SOMETIMES UNCERTAIN AND CONGRESS, THE INTERNAL REVENUE SERVICE ("IRS") AND/OR THE COURTS MAY MODIFY TAX LAWS AND TREATMENT RETROACTIVELY. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.


ANNUITY CONTRACTS IN GENERAL


The IRC provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investment arrangements that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.



If you do not purchase your contract under an employer-sponsored retirement plan, or an Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your Non-Qualified contract.



If you purchase your contract under a qualified employer-sponsored retirement plan or an IRA, your contract is referred to as a Qualified contract.



Examples of qualified plans or arrangements are: traditional (pre-tax) IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) deferred compensation plans. Typically, for employer plans and tax deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.


AGGREGATION OF CONTRACTS


Federal tax rules generally require that all Non-Qualified contracts issued after October 21, 1988 by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.


TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.


On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.



A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange").


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS


Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer's plan.


The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;


     - distributions from IRAs for qualifying higher education expenses or first home purchases;


     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.

     - The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.


The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA) contract. Generally, withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer;
(3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.


Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with lesser IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the Code, regulations, IRS pronouncements, and other applicable legal authorities.


On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new premiums (including contributions, transfers and exchanges) into new or existing 403(b) contracts. You may wish to discuss the new regulations and/or the general information above with your tax adviser.


Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS


Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. If you choose to delay your first distribution until the year after the year in which you reach 70 1/2 or separate from service, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.


If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.


Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information. You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and/or living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser.


TAX TREATMENT OF DEATH BENEFITS


The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.



Enhanced death benefits are used as investment protection and are not expected to rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2, unless another exception applies.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

TAX TREATMENT OF OPTIONAL LIVING BENEFITS


Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional living benefit.


CONTRACTS OWNED BY A TRUST OR CORPORATION


A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser.



Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

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                                OTHER INFORMATION
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THE DISTRIBUTOR


SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"). No underwriting fees are retained by SACS in connection with the distribution of the contracts.


THE COMPANY


SUNAMERICA ANNUITY


SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity") is a stock life insurance company organized under the laws of the state of Arizona on January 1, 1996. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067-6121. SunAmerica Annuity conducts life insurance and annuity business in the District of Columbia and all states except New York.

For details regarding name changes and redomestication of SunAmerica Annuity, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION.


On December 31, 2012, SunAmerica Annuity intends to merge with and into American General Life Insurance Company ("AGL"), with AGL being the surviving insurance company. AGL is an affiliate of SunAmerica Annuity and is also an indirect, wholly owned subsidiary of American International Group, Inc. The merger transaction is subject to receipt of all required regulatory approvals, including the approvals of certain state insurance departments. In addition, we will file new registration statements with the Securities and Exchange Commission changing the issuer of your contract to AGL.



On the effective date of merger, the Separate Account will be a separate account of AGL, and the commitments under the contracts originally issued by SunAmerica Annuity will be those of AGL. Your rights and obligations under your contract will not change after the merger is complete.



US LIFE


The United States Life Insurance Company in the City of New York ("US Life") is a stock life insurance company organized under the laws of the state of New York on February 25, 1850. Its principal place of business is One World Financial Center, 200 Liberty Street, New York, New York 10281. US Life conducts life insurance and annuity business primarily in the state of New York.


Effective December 31, 2011, First SunAmerica Life Insurance Company ("First SunAmerica"), a former affiliate of US Life, merged with and into US Life ("Merger"). Before the Merger, contracts in New York were issued by First SunAmerica. Upon the Merger, all contractual obligations of First SunAmerica became obligations of US Life.



The Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from First SunAmerica to US Life. The Merger also did not result in any adverse tax consequences for any contract Owners.


OWNERSHIP STRUCTURE OF THE COMPANY

SunAmerica Annuity and US Life are indirect, wholly owned subsidiaries of American International Group, Inc. ("AIG"), a Delaware corporation.


AIG is a leading international insurance organization serving customers in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States.



On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, a trust established for the sole benefit of the United States Department of Treasury (the "Department of the Treasury"), held all of the outstanding Series C Perpetual Convertible Participating Preferred Stock ("Series C Preferred Stock"). The Series C Preferred Stock was, to the extent permitted by law, entitled to vote on all matters with the AIG Common Stock and was entitled to approximately 79.8 percent of the voting power of AIG's shareholders entitled to vote on any particular matter. In addition, the United States Department of the Treasury held all of the outstanding AIG Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock and Series F Fixed Rated Non-Cumulative Perpetual Preferred Stock.



On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY Credit Facility, and the facility was terminated. The Series C Preferred Stock was exchanged for AIG Common Stock which was transferred by the trust to the Department of the Treasury. The Series E and Series F Stock were exchanged for interests in certain special purpose entities.



As a result of the Recapitalization, AIG is controlled by the Department of Treasury. Immediately after the Recapitalization, the Department of the Treasury owned shares of AIG Common Stock representing approximately 92 percent of AIG Common Stock then outstanding. As a result of certain transactions since the Recapitalization, ownership of AIG Common Stock by the Department of Treasury has been reduced to approximately 70 percent. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its remaining ownership interest over time.



The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, SEE FINANCIAL STATEMENTS, BELOW.


OPERATION OF THE COMPANY


The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial products and the relative value of its brand.


The Company is exposed to market risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT

SunAmerica Annuity established Variable Separate Account under Arizona law on January 1, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981.

Before December 31, 2011, FS Variable Separate Account was a separate account of First SunAmerica, originally established under New York law on September 9, 1994. On December 31, 2011, and in conjunction with the merger of US Life and First SunAmerica, FS Variable Separate Account was transferred to and became a separate account of US Life under New York law.

These Separate Accounts are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

FINANCIAL STATEMENTS

The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.

THE COMPANY AND THE SEPARATE ACCOUNT

The financial statements of the Company and the Separate Account are required to be provided because you must look to those entities directly to satisfy our obligations to you under the Contract.

INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account and AIG are available by requesting a free copy of the Statement of Additional Information by calling
(800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract owners to read and understand the financial statements.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS


There are no pending legal proceedings affecting Variable Separate Account and FS Variable Separate Account. Various lawsuits against SunAmerica Annuity and US Life have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of SunAmerica Annuity and US Life, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, these matters are not material in relation to the financial position of SunAmerica Annuity and US Life.


REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

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                 CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

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Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The table of contents of the SAI is listed below.


Separate Account and the Company
General Account
Master-Feeder Structure
Information Regarding the Use of the
  Volatility Index ("VIX")
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing
  Payments
Distribution of Contracts
Financial Statements
  Separate Account Financial Statements
  The United States Life Insurance Company in the City of New York Financial
     Statements (for New York contracts only)
  SunAmerica Annuity and Life Assurance
     Company Financial Statements (for non-
     New York contracts)
  American International Group, Inc.
     Financial Information

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                  APPENDIX A - CONDENSED FINANCIAL INFORMATION

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             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW YORK)

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                                                                                   INCEPTION TO
VARIABLE PORTFOLIOS                                                                  12/31/11
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AGGRESSIVE GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$6.673
                                                                                   (b)$6.674
          Ending AUV............................................................   (a)$8.000
                                                                                   (b)$7.991
          Ending Number of AUs..................................................   (a)4,166
                                                                                   (b)460
-----------------------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.648
                                                                                   (b)$8.643
          Ending AUV............................................................   (a)$9.875
                                                                                   (b)$9.821
          Ending Number of AUs..................................................   (a)10,867
                                                                                   (b)374
-----------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION SAST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.982
                                                                                   (b)$8.977
          Ending AUV............................................................   (a)$9.939
                                                                                   (b)$9.919
          Ending Number of AUs..................................................   (a)7,683
                                                                                   (b)19,955
-----------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH SAST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.080
                                                                                   (b)$9.082
          Ending AUV............................................................   (a)$9.939
                                                                                   (b)$9.934
          Ending Number of AUs..................................................   (a)67,135
                                                                                   (b)26,737
-----------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME SAST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$7.984
                                                                                   (b)$7.981
          Ending AUV............................................................   (a)$9.002
                                                                                   (b)$8.992
          Ending Number of AUs..................................................   (a)19,372
                                                                                   (b)28,998
-----------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH SAST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.476
                                                                                   (b)$8.476
          Ending AUV............................................................   (a)$9.464
                                                                                   (b)$9.457
          Ending Number of AUs..................................................   (a)42,699
                                                                                   (b)19,432
-----------------------------------------------------------------------------------------------
ASSET ALLOCATION - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$10.218
                                                                                   (b)$10.211
          Ending AUV............................................................   (a)$11.137
                                                                                   (b)$11.112
          Ending Number of AUs..................................................   (a)0
                                                                                   (b)484
-----------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Maximum Anniversary Value Death Benefit feature
(b) Reflecting maximum Separate Account expenses with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                   INCEPTION TO
VARIABLE PORTFOLIOS                                                                  12/31/11
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
BALANCED - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.740
                                                                                   (b)$9.735
          Ending AUV............................................................   (a)$10.560
                                                                                   (b)$10.540
          Ending Number of AUs..................................................   (a)14,346
                                                                                   (b)7,220
-----------------------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.715
                                                                                   (b)$8.714
          Ending AUV............................................................   (a)$9.658
                                                                                   (b)$9.646
          Ending Number of AUs..................................................   (a)3,816
                                                                                   (b)4,485
-----------------------------------------------------------------------------------------------
CAPITAL APPRECIATION - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$10.764
                                                                                   (b)$10.750
          Ending AUV............................................................   (a)$11.569
                                                                                   (b)$11.546
          Ending Number of AUs..................................................   (a)32,785
                                                                                   (b)15,842
-----------------------------------------------------------------------------------------------
CAPITAL GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.253
                                                                                   (b)$8.253
          Ending AUV............................................................   (a)$9.274
                                                                                   (b)$9.270
          Ending Number of AUs..................................................   (a)3,057
                                                                                   (b)12
-----------------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.595
                                                                                   (b)$9.592
          Ending AUV............................................................   (a)$9.538
                                                                                   (b)$9.512
          Ending Number of AUs..................................................   (a)86,414
                                                                                   (b)11
-----------------------------------------------------------------------------------------------
CORPORATE BOND - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$13.594
                                                                                   (b)$13.583
          Ending AUV............................................................   (a)$13.850
                                                                                   (b)$13.829
          Ending Number of AUs..................................................   (a)44,685
                                                                                   (b)22,554
-----------------------------------------------------------------------------------------------
DAVIS VENTURE VALUE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.058
                                                                                   (b)$8.059
          Ending AUV............................................................   (a)$9.171
                                                                                   (b)$9.167
          Ending Number of AUs..................................................   (a)50,059
                                                                                   (b)20,269
-----------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Maximum Anniversary Value Death Benefit feature
(b) Reflecting maximum Separate Account expenses with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                   INCEPTION TO
VARIABLE PORTFOLIOS                                                                  12/31/11
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$10.022
                                                                                   (b)$10.019
          Ending AUV............................................................   (a)$11.300
                                                                                   (b)$11.294
          Ending Number of AUs..................................................   (a)3,029
                                                                                   (b)3,666
-----------------------------------------------------------------------------------------------
EMERGING MARKETS - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.072
                                                                                   (b)$9.072
          Ending AUV............................................................   (a)$10.085
                                                                                   (b)$10.078
          Ending Number of AUs..................................................   (a)23,760
                                                                                   (b)8,323
-----------------------------------------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.212
                                                                                   (b)$8.215
          Ending AUV............................................................   (a)$9.372
                                                                                   (b)$9.350
          Ending Number of AUs..................................................   (a)433
                                                                                   (b)12
-----------------------------------------------------------------------------------------------
FOREIGN VALUE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$7.518
                                                                                   (b)$7.512
          Ending AUV............................................................   (a)$8.129
                                                                                   (b)$8.118
          Ending Number of AUs..................................................   (a)63,553
                                                                                   (b)44,264
-----------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES FUND - FTVIPT Class 2 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.469
                                                                                   (b)$9.464
          Ending AUV............................................................   (a)$10.334
                                                                                   (b)$10.309
          Ending Number of AUs..................................................   (a)16,786
                                                                                   (b)10,220
-----------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND - FTVIPT Class 2 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$7.957
                                                                                   (b)$7.955
          Ending AUV............................................................   (a)$8.801
                                                                                   (b)$8.792
          Ending Number of AUs..................................................   (a)0
                                                                                   (b)4,357
-----------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.441
                                                                                   (b)$8.433
          Ending AUV............................................................   (a)$9.498
                                                                                   (b)$9.453
          Ending Number of AUs..................................................   (a)599
                                                                                   (b)11
-----------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Maximum Anniversary Value Death Benefit feature
(b) Reflecting maximum Separate Account expenses with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                   INCEPTION TO
VARIABLE PORTFOLIOS                                                                  12/31/11
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
GLOBAL BOND - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$13.027
                                                                                   (b)$13.028
          Ending AUV............................................................   (a)$12.920
                                                                                   (b)$12.912
          Ending Number of AUs..................................................   (a)40,218
                                                                                   (b)8,217
-----------------------------------------------------------------------------------------------
GLOBAL EQUITIES - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$7.438
                                                                                   (b)$7.435
          Ending AUV............................................................   (a)$8.359
                                                                                   (b)$8.344
          Ending Number of AUs..................................................   (a)19,423
                                                                                   (b)440
-----------------------------------------------------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$11.861
                                                                                   (b)$11.860
          Ending AUV............................................................   (a)$11.852
                                                                                   (b)$11.841
          Ending Number of AUs..................................................   (a)58,811
                                                                                   (b)26,730
-----------------------------------------------------------------------------------------------
GROWTH - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.040
                                                                                   (b)$8.043
          Ending AUV............................................................   (a)$9.495
                                                                                   (b)$9.481
          Ending Number of AUs..................................................   (a)3,835
                                                                                   (b)5,468
-----------------------------------------------------------------------------------------------
GROWTH-INCOME - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.165
                                                                                   (b)$8.159
          Ending AUV............................................................   (a)$9.432
                                                                                   (b)$9.417
          Ending Number of AUs..................................................   (a)36,617
                                                                                   (b)30,930
-----------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.311
                                                                                   (b)$9.306
          Ending AUV............................................................   (a)$10.926
                                                                                   (b)$10.913
          Ending Number of AUs..................................................   (a)15,880
                                                                                   (b)12,538
-----------------------------------------------------------------------------------------------
HIGH-YIELD BOND - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$10.301
                                                                                   (b)$10.296
          Ending AUV............................................................   (a)$10.923
                                                                                   (b)$10.908
          Ending Number of AUs..................................................   (a)18,435
                                                                                   (b)2,917
-----------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Maximum Anniversary Value Death Benefit feature
(b) Reflecting maximum Separate Account expenses with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                   INCEPTION TO
VARIABLE PORTFOLIOS                                                                  12/31/11
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$7.863
                                                                                   (b)$7.860
          Ending AUV............................................................   (a)$8.225
                                                                                   (b)$8.211
          Ending Number of AUs..................................................   (a)7,092
                                                                                   (b)2,540
-----------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$6.344
                                                                                   (b)$6.341
          Ending AUV............................................................   (a)$6.829
                                                                                   (b)$6.823
          Ending Number of AUs..................................................   (a)4,820
                                                                                   (b)3,531
-----------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE FUND, SERIES II SHARES*
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.776
                                                                                   (b)$9.770
          Ending AUV............................................................   (a)$10.733
                                                                                   (b)$10.632
          Ending Number of AUs..................................................   (a)530
                                                                                   (b)10
-----------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$7.831
                                                                                   (b)$7.830
          Ending AUV............................................................   (a)$9.008
                                                                                   (b)$9.001
          Ending Number of AUs..................................................   (a)33,303
                                                                                   (b)23,980
-----------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND, SERIES II SHARES
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.139
                                                                                   (b)$8.138
          Ending AUV............................................................   (a)$9.357
                                                                                   (b)$9.348
          Ending Number of AUs..................................................   (a)37,041
                                                                                   (b)28,276
-----------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$7.302
                                                                                   (b)$7.307
          Ending AUV............................................................   (a)$8.282
                                                                                   (b)$8.283
          Ending Number of AUs..................................................   (a)17,006
                                                                                   (b)13,460
-----------------------------------------------------------------------------------------------
MANAGED ALLOCATION BALANCED - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$10.481
                                                                                   (b)$10.476
          Ending AUV............................................................   (a)$11.171
                                                                                   (b)$11.155
          Ending Number of AUs..................................................   (a)14,911
                                                                                   (b)20,054
-----------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Maximum Anniversary Value Death Benefit feature
(b) Reflecting maximum Separate Account expenses with election of the optional Maximum Anniversary Value Death Benefit

* On April 30, 2012, the Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares Variable Portfolio was renamed Invesco Van Kampen V.I. American Franchise Fund, Series II Shares.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                   INCEPTION TO
VARIABLE PORTFOLIOS                                                                  12/31/11
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
MANAGED ALLOCATION GROWTH - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.059
                                                                                   (b)$9.060
          Ending AUV............................................................   (a)$10.079
                                                                                   (b)$10.072
          Ending Number of AUs..................................................   (a)161
                                                                                   (b)11
-----------------------------------------------------------------------------------------------
MANAGED ALLOCATION MODERATE GROWTH - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.570
                                                                                   (b)$9.572
          Ending AUV............................................................   (a)$10.412
                                                                                   (b)$10.402
          Ending Number of AUs..................................................   (a)84,284
                                                                                   (b)34,316
-----------------------------------------------------------------------------------------------
MANAGED ALLOCATION MODERATE - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$10.069
                                                                                   (b)$10.066
          Ending AUV............................................................   (a)$10.850
                                                                                   (b)$10.834
          Ending Number of AUs..................................................   (a)21,229
                                                                                   (b)26,647
-----------------------------------------------------------------------------------------------
MARSICO FOCUSED GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.069
                                                                                   (b)$9.067
          Ending AUV............................................................   (a)$10.170
                                                                                   (b)$10.161
          Ending Number of AUs..................................................   (a)9,950
                                                                                   (b)7,837
-----------------------------------------------------------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.822
                                                                                   (b)$8.819
          Ending AUV............................................................   (a)$9.977
                                                                                   (b)$9.967
          Ending Number of AUs..................................................   (a)32,207
                                                                                   (b)26,614
-----------------------------------------------------------------------------------------------
MFS TOTAL RETURN - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.558
                                                                                   (b)$9.559
          Ending AUV............................................................   (a)$10.351
                                                                                   (b)$10.338
          Ending Number of AUs..................................................   (a)22,569
                                                                                   (b)12,616
-----------------------------------------------------------------------------------------------
MID-CAP GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.493
                                                                                   (b)$9.492
          Ending AUV............................................................   (a)$10.987
                                                                                   (b)$10.978
          Ending Number of AUs..................................................   (a)9,261
                                                                                   (b)5,011
-----------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Maximum Anniversary Value Death Benefit feature
(b) Reflecting maximum Separate Account expenses with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                   INCEPTION TO
VARIABLE PORTFOLIOS                                                                  12/31/11
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
NATURAL RESOURCES - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.582
                                                                                   (b)$8.579
          Ending AUV............................................................   (a)$9.664
                                                                                   (b)$9.637
          Ending Number of AUs..................................................   (a)28,186
                                                                                   (b)3,959
-----------------------------------------------------------------------------------------------
REAL ESTATE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$6.802
                                                                                   (b)$6.803
          Ending AUV............................................................   (a)$8.086
                                                                                   (b)$8.081
          Ending Number of AUs..................................................   (a)25,213
                                                                                   (b)19,502
-----------------------------------------------------------------------------------------------
REAL RETURN - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$11.773
                                                                                   (b)$11.774
          Ending AUV............................................................   (a)$11.804
                                                                                   (b)$11.797
          Ending Number of AUs..................................................   (a)67,852
                                                                                   (b)20,193
-----------------------------------------------------------------------------------------------
SMALL COMPANY VALUE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$7.992
                                                                                   (b)$7.990
          Ending AUV............................................................   (a)$9.919
                                                                                   (b)$9.909
          Ending Number of AUs..................................................   (a)20,199
                                                                                   (b)14,099
-----------------------------------------------------------------------------------------------
SMALL & MID CAP VALUE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.034
                                                                                   (b)$9.032
          Ending AUV............................................................   (a)$10.812
                                                                                   (b)$10.802
          Ending Number of AUs..................................................   (a)66,819
                                                                                   (b)34,784
-----------------------------------------------------------------------------------------------
TECHNOLOGY - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.841
                                                                                   (b)$8.838
          Ending AUV............................................................   (a)$9.789
                                                                                   (b)$9.778
          Ending Number of AUs..................................................   (a)581
                                                                                   (b)11
-----------------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$10.926
                                                                                   (b)$10.928
          Ending AUV............................................................   (a)$12.106
                                                                                   (b)$12.087
          Ending Number of AUs..................................................   (a)7,063
                                                                                   (b)157
-----------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Maximum Anniversary Value Death Benefit feature
(b) Reflecting maximum Separate Account expenses with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                   INCEPTION TO
VARIABLE PORTFOLIOS                                                                  12/31/11
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
TOTAL RETURN BOND - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$13.067
                                                                                   (b)$13.062
          Ending AUV............................................................   (a)$13.135
                                                                                   (b)$13.120
          Ending Number of AUs..................................................   (a)135,868
                                                                                   (b)53,078
-----------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Maximum Anniversary Value Death Benefit feature
(b) Reflecting maximum Separate Account expenses with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
   US LIFE (FORMERLY FIRST SUNAMERICA LIFE INSURANCE COMPANY) (NEW YORK ONLY)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                  INCEPTION TO
VARIABLE PORTFOLIOS                                                                 12/31/11
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$6.673
                                                                                  (b)$6.674
          Ending AUV............................................................  (a)$8.000
                                                                                  (b)$7.991
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

ALLIANCE GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.648
                                                                                  (b)$8.643
          Ending AUV............................................................  (a)$9.875
                                                                                  (b)$9.821
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

AMERICAN FUNDS ASSET ALLOCATION SAST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.982
                                                                                  (b)$8.977
          Ending AUV............................................................  (a)$9.939
                                                                                  (b)$9.919
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

AMERICAN FUNDS GLOBAL GROWTH SAST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.080
                                                                                  (b)$9.082
          Ending AUV............................................................  (a)$9.939
                                                                                  (b)$9.934
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

AMERICAN FUNDS GROWTH-INCOME SAST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$7.984
                                                                                  (b)$7.981
          Ending AUV............................................................  (a)$9.002
                                                                                  (b)$8.992
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

AMERICAN FUNDS GROWTH SAST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.476
                                                                                  (b)$8.476
          Ending AUV............................................................  (a)$9.464
                                                                                  (b)$9.457
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

ASSET ALLOCATION - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$10.218
                                                                                  (b)$10.211
          Ending AUV............................................................  (a)$11.137
                                                                                  (b)$11.112
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------






AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Enhanced Death Benefit
(b) Reflecting maximum Separate Account expenses with election of the optional Enhanced Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY US LIFE (FORMERLY FIRST SUNAMERICA LIFE INSURANCE COMPANY) (NEW YORK
                                ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                  INCEPTION TO
VARIABLE PORTFOLIOS                                                                 12/31/11
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

BALANCED - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.740
                                                                                  (b)$9.735
          Ending AUV............................................................  (a)$10.560
                                                                                  (b)$10.540
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

BLUE CHIP GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.715
                                                                                  (b)$8.714
          Ending AUV............................................................  (a)$9.658
                                                                                  (b)$9.646
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$10.764
                                                                                  (b)$10.750
          Ending AUV............................................................  (a)$11.569
                                                                                  (b)$11.546
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

CAPITAL GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.253
                                                                                  (b)$8.253
          Ending AUV............................................................  (a)$9.274
                                                                                  (b)$9.270
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

CASH MANAGEMENT - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.595
                                                                                  (b)$9.592
          Ending AUV............................................................  (a)$9.538
                                                                                  (b)$9.512
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

CORPORATE BOND - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$13.594
                                                                                  (b)$13.583
          Ending AUV............................................................  (a)$13.850
                                                                                  (b)$13.829
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.058
                                                                                  (b)$8.059
          Ending AUV............................................................  (a)$9.171
                                                                                  (b)$9.167
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------






AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Enhanced Death Benefit
(b) Reflecting maximum Separate Account expenses with election of the optional Enhanced Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY US LIFE (FORMERLY FIRST SUNAMERICA LIFE INSURANCE COMPANY) (NEW YORK
                                ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                  INCEPTION TO
VARIABLE PORTFOLIOS                                                                 12/31/11
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$10.022
                                                                                  (b)$10.019
          Ending AUV............................................................  (a)$11.300
                                                                                  (b)$11.294
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

EMERGING MARKETS - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.072
                                                                                  (b)$9.072
          Ending AUV............................................................  (a)$10.085
                                                                                  (b)$10.078
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.212
                                                                                  (b)$8.215
          Ending AUV............................................................  (a)$9.372
                                                                                  (b)$9.350
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

FOREIGN VALUE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$7.518
                                                                                  (b)$7.512
          Ending AUV............................................................  (a)$8.129
                                                                                  (b)$8.118
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

FRANKLIN INCOME SECURITIES FUND - FTVIPT Class 2 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.469
                                                                                  (b)$9.464
          Ending AUV............................................................  (a)$10.334
                                                                                  (b)$10.309
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND - FTVIPT Class 2 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$7.957
                                                                                  (b)$7.955
          Ending AUV............................................................  (a)$8.801
                                                                                  (b)$8.792
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.441
                                                                                  (b)$8.433
          Ending AUV............................................................  (a)$9.498
                                                                                  (b)$9.453
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

GLOBAL BOND - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$13.027
                                                                                  (b)$13.028
          Ending AUV............................................................  (a)$12.920
                                                                                  (b)$12.912
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------






AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Enhanced Death Benefit
(b) Reflecting maximum Separate Account expenses with election of the optional Enhanced Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY US LIFE (FORMERLY FIRST SUNAMERICA LIFE INSURANCE COMPANY) (NEW YORK
                                ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                  INCEPTION TO
VARIABLE PORTFOLIOS                                                                 12/31/11
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$7.438
                                                                                  (b)$7.435
          Ending AUV............................................................  (a)$8.359
                                                                                  (b)$8.344
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$11.861
                                                                                  (b)$11.860
          Ending AUV............................................................  (a)$11.852
                                                                                  (b)$11.841
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

GROWTH - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.040
                                                                                  (b)$8.043
          Ending AUV............................................................  (a)$9.495
                                                                                  (b)$9.481
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

GROWTH-INCOME - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.165
                                                                                  (b)$8.159
          Ending AUV............................................................  (a)$9.432
                                                                                  (b)$9.417
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.311
                                                                                  (b)$9.306
          Ending AUV............................................................  (a)$10.926
                                                                                  (b)$10.913
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$10.301
                                                                                  (b)$10.296
          Ending AUV............................................................  (a)$10.923
                                                                                  (b)$10.908
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$7.863
                                                                                  (b)$7.860
          Ending AUV............................................................  (a)$8.225
                                                                                  (b)$8.211
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$6.344
                                                                                  (b)$6.341
          Ending AUV............................................................  (a)$6.829
                                                                                  (b)$6.823
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------






AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Enhanced Death Benefit
(b) Reflecting maximum Separate Account expenses with election of the optional Enhanced Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY US LIFE (FORMERLY FIRST SUNAMERICA LIFE INSURANCE COMPANY) (NEW YORK
                                ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                  INCEPTION TO
VARIABLE PORTFOLIOS                                                                 12/31/11
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE FUND, SERIES II SHARES*
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.776
                                                                                  (b)$9.770
          Ending AUV............................................................  (a)$10.733
                                                                                  (b)$10.632
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$7.831
                                                                                  (b)$7.830
          Ending AUV............................................................  (a)$9.008
                                                                                  (b)$9.001
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND, SERIES II SHARES
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.139
                                                                                  (b)$8.138
          Ending AUV............................................................  (a)$9.357
                                                                                  (b)$9.348
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$7.302
                                                                                  (b)$7.307
          Ending AUV............................................................  (a)$8.282
                                                                                  (b)$8.283
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

MANAGED ALLOCATION BALANCED - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$10.481
                                                                                  (b)$10.476
          Ending AUV............................................................  (a)$11.171
                                                                                  (b)$11.155
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

MANAGED ALLOCATION GROWTH - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.059
                                                                                  (b)$9.060
          Ending AUV............................................................  (a)$10.079
                                                                                  (b)$10.072
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

MANAGED ALLOCATION MODERATE GROWTH - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.570
                                                                                  (b)$9.572
          Ending AUV............................................................  (a)$10.412
                                                                                  (b)$10.402
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

MANAGED ALLOCATION MODERATE - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$10.069
                                                                                  (b)$10.066
          Ending AUV............................................................  (a)$10.850
                                                                                  (b)$10.834
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------






AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Enhanced Death Benefit
(b) Reflecting maximum Separate Account expenses with election of the optional Enhanced Death Benefit

* On April 30, 2012, the Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares Variable Portfolio was renamed Invesco Van Kampen V.I. American Franchise Fund, Series II Shares.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY US LIFE (FORMERLY FIRST SUNAMERICA LIFE INSURANCE COMPANY) (NEW YORK
                                ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                  INCEPTION TO
VARIABLE PORTFOLIOS                                                                 12/31/11
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

MARSICO FOCUSED GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.069
                                                                                  (b)$9.067
          Ending AUV............................................................  (a)$10.170
                                                                                  (b)$10.161
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.822
                                                                                  (b)$8.819
          Ending AUV............................................................  (a)$9.977
                                                                                  (b)$9.967
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

MFS TOTAL RETURN - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.558
                                                                                  (b)$9.559
          Ending AUV............................................................  (a)$10.351
                                                                                  (b)$10.338
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

MID-CAP GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.493
                                                                                  (b)$9.492
          Ending AUV............................................................  (a)$10.987
                                                                                  (b)$10.978
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

NATURAL RESOURCES - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.582
                                                                                  (b)$8.579
          Ending AUV............................................................  (a)$9.664
                                                                                  (b)$9.637
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

REAL ESTATE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$6.802
                                                                                  (b)$6.803
          Ending AUV............................................................  (a)$8.086
                                                                                  (b)$8.081
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

REAL RETURN - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$11.773
                                                                                  (b)$11.774
          Ending AUV............................................................  (a)$11.804
                                                                                  (b)$11.797
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

SMALL COMPANY VALUE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$7.992
                                                                                  (b)$7.990
          Ending AUV............................................................  (a)$9.919
                                                                                  (b)$9.909
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------






AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Enhanced Death Benefit
(b) Reflecting maximum Separate Account expenses with election of the optional Enhanced Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY US LIFE (FORMERLY FIRST SUNAMERICA LIFE INSURANCE COMPANY) (NEW YORK
                                ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                  INCEPTION TO
VARIABLE PORTFOLIOS                                                                 12/31/11
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

SMALL & MID CAP VALUE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.034
                                                                                  (b)$9.032
          Ending AUV............................................................  (a)$10.812
                                                                                  (b)$10.802
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

TECHNOLOGY - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.841
                                                                                  (b)$8.838
          Ending AUV............................................................  (a)$9.789
                                                                                  (b)$9.778
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

TELECOM UTILITY - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$10.926
                                                                                  (b)$10.928
          Ending AUV............................................................  (a)$12.106
                                                                                  (b)$12.087
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$13.067
                                                                                  (b)$13.062
          Ending AUV............................................................  (a)$13.135
                                                                                  (b)$13.120
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------






AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Enhanced Death Benefit
(b) Reflecting maximum Separate Account expenses with election of the optional Enhanced Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             APPENDIX B - FORMULA FOR CALCULATING AND EXAMPLE OF THE
            SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The fee for SunAmerica Income Plus and SunAmerica Income Builder is assessed against the Income Base and deducted from the contract value at the end of each Benefit Quarter.

------------------------------------------------------------------------------------
                                                                           MAXIMUM
                                                                         ANNUALIZED
                                                                          FEE RATE
                                                                         DECREASE OR
                                                                          INCREASE
                                 INITIAL       MAXIMUM       MINIMUM        EACH
          NUMBER OF              ANNUAL        ANNUAL        ANNUAL        BENEFIT
       COVERED PERSONS          FEE RATE      FEE RATE      FEE RATE      QUARTER*
------------------------------------------------------------------------------------
 One Covered Person               1.10%         2.20%         0.60%       +/-0.25%
------------------------------------------------------------------------------------
 Two Covered Persons              1.35%         2.70%         0.60%       +/-0.25%
------------------------------------------------------------------------------------


* The fee rate can decrease or increase no more than 0.0625% each quarter (0.25%/ 4).

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. The fee rate is based on the average of all VIX values as of Market Close on each day during the Benefit Quarter for which the fee is being calculated (the "Average Value of the VIX"). In general, as the Average Value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums and minimums identified in the table above.

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (AVERAGE VALUE OF THE VIX  20)]

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT SUNAMERICA INCOME PLUS FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE AVERAGE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS
FOLLOWS:

--------------------------------------------------------------------
                 AVERAGE     CALCULATED
   BENEFIT      VALUE OF       FORMULA       ANNUAL       QUARTERLY
   QUARTER         VIX         VALUE*       FEE RATE     FEE RATE**
--------------------------------------------------------------------
     1st          24.82          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     2nd          21.49          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     3rd          24.16          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     4th          19.44          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     5th          16.88         0.94%         0.94%        0.2350%
--------------------------------------------------------------------


* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.

** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Annual Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (16.88 - 20)]

     1.10% +[0.05% x (-3.12)]

     1.10% + (-0.0016) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.10% - 0.94% = 0.16% which is within 0.25% of the previous Annual Fee Rate (1.10%).

0.94% is higher than the Minimum Annual Fee Rate (0.60%) and is lower than the Maximum Annual Fee Rate (2.20%).

Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

AFTER THE 5TH BENEFIT QUARTER, ASSUME THE AVERAGE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

--------------------------------------------------------------------
                 AVERAGE     CALCULATED
   BENEFIT      VALUE OF       FORMULA       ANNUAL       QUARTERLY
   QUARTER         VIX          VALUE       FEE RATE      FEE RATE
--------------------------------------------------------------------
     6th          20.00         1.10%         1.10%        0.2750%
--------------------------------------------------------------------
     7th          25.57         1.38%         1.35%        0.3375%
--------------------------------------------------------------------
     8th          30.22         1.61%         1.60%        0.4000%
--------------------------------------------------------------------
     9th          26.02         1.40%         1.40%        0.3500%
--------------------------------------------------------------------
    10th          22.83         1.24%         1.24%        0.3100%
--------------------------------------------------------------------
    11th          19.88         1.09%         1.09%        0.2725%
--------------------------------------------------------------------
    12th          20.60         1.13%         1.13%        0.2825%
--------------------------------------------------------------------
    13th          14.44         0.82%         0.88%        0.2200%
--------------------------------------------------------------------
    14th          13.41         0.77%         0.77%        0.1925%
--------------------------------------------------------------------
    15th          9.11          0.56%         0.60%        0.1500%
--------------------------------------------------------------------
    16th          16.30         0.92%         0.85%        0.2125%
--------------------------------------------------------------------


IN THE 7TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Annual Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (25.57 - 20)]

     1.10% + [0.05% x (5.57)]

     1.10% + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.10% - 1.38% = 0.28% which is more than 0.25% higher than the previous Annual Fee Rate of 1.10%.

The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35% (1.10% + 0.25%). This is within the Minimum and Maximum Annual Fee Rates.

Therefore, the Quarterly Fee Rate is 0.3375% (or 1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (14.44 - 20)]

     1.10% + [0.05% x (-5.56)]

     1.10% + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.13% - 0.82% = 0.31% which is more than a 0.25% Quarterly Annualized Fee Rate Decrease from the previous Annual Fee Rate of 1.13%.

Therefore, the Annual Fee Rate is adjusted to be exactly 0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13% - 0.25%).

IN THE 15TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (9.11 - 20)]

     1.10% + [0.05% x (-10.89)]

     1.10% + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

The Annual Fee Rate of 0.56% is lower than the Minimum Annual Fee Rate (0.60%).

Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the Average Value of the VIX, If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 APPENDIX C - OPTIONAL LIVING BENEFITS EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following examples demonstrate how Purchase Payments invested and withdrawals taken from the contract affect the values and benefits of these living benefit features. The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your contract will actually perform.

The examples below assume election of SunAmerica Income Plus Income Option 1 (one Covered Person).

EXAMPLE 1: INITIAL VALUES

The values shown below are based on the following assumptions:

     - Benefit Effective Date = contract issue date

     - Initial Purchase Payment = $100,000

     - Covered Person = Owner age 67 on the Benefit Effective Date

     - Income Option 1 Maximum Annual Withdrawal Percentage = 6%


----------------------------------------------------------------------------------------------------------------
                                                                                                       MAXIMUM
                                PURCHASE      ELIGIBLE                                   INCOME        ANNUAL
                                PAYMENTS      PURCHASE      CONTRACT       INCOME        CREDIT      WITHDRAWAL
         VALUES AS OF           INVESTED      PAYMENTS        VALUE         BASE          BASE         AMOUNT
----------------------------------------------------------------------------------------------------------------
   Benefit Effective Date       $100,000      $100,000      $100,000      $100,000      $100,000       $6,000
----------------------------------------------------------------------------------------------------------------



     - Income Base = Initial Purchase Payment = $100,000

     - Income Credit Base = Initial Purchase Payment = $100,000

     - Maximum Annual Withdrawal Amount = Income Base x Maximum Annual Withdrawal Percentage

          $100,000 x 6% = $6,000

EXAMPLE 2: IMPACT OF ADDING SUBSEQUENT PURCHASE PAYMENTS AND ATTAINING HIGHEST ANNIVERSARY VALUES

The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:

     - Subsequent Purchase Payment invested in the first contract year =
       $150,000

     - Subsequent Purchase Payment invested in the second contract year =
       $275,000

     - Subsequent Purchase Payment invested in the third contract year = $10,000


     - No withdrawals taken in the first 3 contract years



-----------------------------------------------------------------------------------------------------------------------------------
                             PURCHASE          ELIGIBLE         INELIGIBLE          ASSUMED
                              PAYMENT          PURCHASE          PURCHASE          CONTRACT         ANNIVERSARY         INCOME
      VALUES AS OF           INVESTED          PAYMENTS          PAYMENTS            VALUE             VALUE             BASE
-----------------------------------------------------------------------------------------------------------------------------------
 Benefit Effective Date      $100,000          $100,000             $0             $100,000             --             $100,000
-----------------------------------------------------------------------------------------------------------------------------------
         Year 1              $150,000          $150,000             $0             $245,000             --             $250,000
-----------------------------------------------------------------------------------------------------------------------------------
    1st Anniversary             --                --                --             $270,000          $270,000          $270,000
-----------------------------------------------------------------------------------------------------------------------------------
         Year 2              $275,000          $250,000           $25,000          $545,000             --             $520,000
-----------------------------------------------------------------------------------------------------------------------------------
    2nd Anniversary             --                --                --             $580,000          $555,000          $555,000
-----------------------------------------------------------------------------------------------------------------------------------
         Year 3               $10,000             $0              $10,000          $587,000             --             $555,000
-----------------------------------------------------------------------------------------------------------------------------------
    3rd Anniversary             --                --                --             $625,000          $590,000          $590,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                                                  MAXIMUM
                              INCOME                              ANNUAL
                              CREDIT            INCOME          WITHDRAWAL
      VALUES AS OF             BASE             CREDIT            AMOUNT
-----------------------------------------------------------------------------
 Benefit Effective Date      $100,000             --              $6,000
-----------------------------------------------------------------------------
         Year 1              $250,000             --              $15,000
-----------------------------------------------------------------------------
    1st Anniversary          $270,000           $15,000           $16,200
-----------------------------------------------------------------------------
         Year 2              $520,000             --              $31,200
-----------------------------------------------------------------------------
    2nd Anniversary          $555,000           $31,200           $33,300
-----------------------------------------------------------------------------
         Year 3              $555,000             --              $33,300
-----------------------------------------------------------------------------
    3rd Anniversary          $590,000           $33,300           $35,400
-----------------------------------------------------------------------------



     Eligible Purchase Payments

       - First contract year = $250,000 ($100,000 + $150,000 = $250,000)

       - Second contract year = $250,000 (second year Purchase Payments are capped at 100% of Purchase Payments received in contract year 1)

     Ineligible Purchase Payments

       - Second contract year = $25,000 ($275,000 - $250,000 = $25,000)

       - Third contract year = $10,000 (Purchase Payments received after the second contract year are ineligible)

The values of the feature are impacted by adding subsequent Purchase Payments as follows:


     - The Income Base, Income Credit Base and the Maximum Annual Withdrawal Amount ("MAWA") are recalculated at the time each subsequent Eligible Purchase Payment is received.


       - In year 1, the Income Base and Income Credit Base were increased to $250,000 ($100,000 + $150,000); and the MAWA was increased to $15,000
         ($250,000 x 6%).

       - In year 2, the Income Base and Income Credit Base were increased to $520,000 ($270,000 + $250,000); and the MAWA was increased to $31,200
         ($520,000 x 6%).

       - In year 3, the Income Base and Income Credit Base remained the same at $555,000 ($555,000 + $0); and the MAWA remained the same at $33,300
         ($555,000 x 6%).

The values of the feature are impacted by attaining highest Anniversary Values as follows:

     - The Income Base and Income Credit Base are increased to the highest Anniversary Value on each anniversary if the contract value is greater than the current Income Base plus the Income Credit; and the Maximum Annual Withdrawal Amount (MAWA) is recalculated based on the value of the Income Base.




       - On the 1st anniversary, the Income Base and Income Credit Base were increased to $270,000 ($270,000 is greater than $250,000 + $15,000
         Income Credit); and the MAWA was increased to $16,200 ($270,000 x 6%).



       - On the 2nd anniversary, the Income Base and Income Credit Base were increased to $555,000 ($580,000 less Ineligible Purchase Payments of $25,000 = $555,000, which is greater than $520,000 + $31,200 Income
         Credit); and the MAWA was increased to $33,300 ($555,000 x 6%).



       - On the 3rd anniversary, the Income Base and Income Credit Base were increased to $590,000 ($625,000 less Ineligible Purchase Payments of $35,000 = $590,000, which is greater than $555,000 + $33,300 Income
         Credit) and the MAWA was increase to $35,400 ($590,000 x 6%).


EXAMPLE 3: IMPACT OF TAKING WITHDRAWALS (UP TO THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT)

The values shown below are based on the assumptions stated in Examples 1 and 2 above, in addition to the following:

     - Withdrawals of 5% of Income Base taken in the fourth and fifth contract year


----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MAXIMUM
                                             ASSUMED                                   INCOME                      ANNUAL
                             WITHDRAWAL     CONTRACT     ANNIVERSARY     INCOME        CREDIT        INCOME      WITHDRAWAL
        VALUES AS OF            TAKEN         VALUE         VALUE         BASE          BASE         CREDIT        AMOUNT
----------------------------------------------------------------------------------------------------------------------------
      3rd Anniversary            --         $625,000      $590,000      $590,000      $590,000       $33,300       $35,400
----------------------------------------------------------------------------------------------------------------------------
          Year 4               $29,500      $595,500         --         $590,000      $590,000         --          $35,400
----------------------------------------------------------------------------------------------------------------------------
      4th Anniversary            --         $561,500      $526,500      $595,900      $590,000       $5,900        $35,754
----------------------------------------------------------------------------------------------------------------------------
          Year 5               $29,795      $531,705         --         $595,900      $590,000         --          $35,754
----------------------------------------------------------------------------------------------------------------------------
      5th Anniversary            --         $530,000      $495,000      $601,800      $590,000       $5,900        $36,108
----------------------------------------------------------------------------------------------------------------------------



     - In year 4, $29,500 was withdrawn ($590,000 x 5%)

     - In year 5, $29,795 was withdrawn ($595,900 x 5%)

The values of the feature are impacted by withdrawals taken as follows:

     - The Income Base and Income Credit Base are not reduced because the amount of the withdrawal taken was less than the Maximum Annual Withdrawal Amount (MAWA)

       - In year 4, $29,500 was withdrawn and is less than the MAWA of $35,400

       - In year 5, $29,795 was withdrawn and is less than the MAWA of $35,754

     - The Income Credit Percentage used to determine the amount of the Income Credit added on the 4th and 5th anniversaries was reduced by the percent withdrawn (6% Income Credit Percentage - 5% withdrawal = 1% Income Credit Percentage)

Income Credit = $5,900 ($590,000 Income Credit Base x 1% Income Credit
                                   Percentage)

NOTE: When the Income Base is increased due to the addition of the Income Credit, the Income Credit Base is not increased. The Income Credit Base is increased by the addition of Eligible Purchase Payments and when the Income Base is increased to the highest Anniversary Value (as shown in Example 2 above).

EXAMPLE 4: IMPACT OF TAKING EXCESS WITHDRAWALS (IN EXCESS OF THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT)

The values shown below are based on the assumptions stated in Examples 1, 2 and 3 above, in addition to the following:


     - Withdrawals of 8% of Income Base taken in the sixth and seventh contract year



-------------------------------------------------------------------------------------------------------------------------
                                                    ASSUMED                                                   INCOME
                                WITHDRAWAL          CONTRACT         ANNIVERSARY           INCOME             CREDIT
        VALUES AS OF              TAKEN              VALUE              VALUE               BASE               BASE
-------------------------------------------------------------------------------------------------------------------------
      5th Anniversary               --              $530,000           $495,000           $601,800           $590,000
-------------------------------------------------------------------------------------------------------------------------
          Year 6                 $48,144            $481,856              --              $587,116           $575,604
-------------------------------------------------------------------------------------------------------------------------
      6th Anniversary               --              $490,000           $455,000           $587,116           $575,604
-------------------------------------------------------------------------------------------------------------------------
          Year 7                 $46,969            $443,031              --              $571,968           $560,753
-------------------------------------------------------------------------------------------------------------------------
      7th Anniversary               --              $450,000           $415,000           $571,968           $560,753
-------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------
                                                    MAXIMUM
                                                     ANNUAL
                                  INCOME           WITHDRAWAL
        VALUES AS OF              CREDIT             AMOUNT
----------------------------------------------------------------
      5th Anniversary             $5,900            $36,108
----------------------------------------------------------------
          Year 6                    --              $35,227
----------------------------------------------------------------
      6th Anniversary               $0              $35,227
----------------------------------------------------------------
          Year 7                    --              $34,318
----------------------------------------------------------------
      7th Anniversary               $0              $34,318
----------------------------------------------------------------



The values of the feature are impacted by taking withdrawals in excess of the Maximum Annual Withdrawal Amount (MAWA) as follows:

     - The Income Base and Income Credit Base are reduced by the same proportion by which the contract value is reduced by the amount in excess of the MAWA

       - In year 6, the reduction proportion is 2.44% ([$48,144 - $36,108] / [$530,000 - $36,108]); the reduced Income Base is $587,116 ($601,800 x
         [1 - 2.44%]); and the reduced Income Credit Base is $575,604 ($590,000 x [1 - 2.44%]).

       - In year 7, the reduction proportion is 2.58% ([$46,969 - $35,227] / [$490,000 - $35,227]); the reduced Income Base is $571,968 ($587,116 x
         [1 - 2.58%]); and the reduced Income Credit Base is $560,753 ($575,604 x [1 - 2.58%]).

     - The Income Credit Percentage is reduced to 0% because the withdrawal taken was in excess of the MAWA.

     - The MAWA is recalculated based on the reduced Income Base.

EXAMPLE 5: PROTECTED INCOME PAYMENT

The values shown below are based on the assumptions stated in Examples 1, 2, 3 and 4 above, in addition to the following:

     - Contract value as shown below and reduced to $0 in Year 11 due to market conditions

     - No withdrawals taken after the seventh contract year


-------------------------------------------------------------------------------------------------------------------------
                                 ASSUMED                                                   INCOME
                                 CONTRACT         ANNIVERSARY           INCOME             CREDIT             INCOME
        VALUES AS OF              VALUE              VALUE               BASE               BASE              CREDIT
-------------------------------------------------------------------------------------------------------------------------
      7th Anniversary            $450,000           $415,000           $571,968           $560,753              $0
-------------------------------------------------------------------------------------------------------------------------
      8th Anniversary            $250,000           $215,000           $605,613           $560,753           $33,645
-------------------------------------------------------------------------------------------------------------------------
      9th Anniversary            $150,000           $115,000           $639,258           $560,753           $33,645
-------------------------------------------------------------------------------------------------------------------------
     10th Anniversary            $50,000            $15,000            $672,903           $560,753           $33,645
-------------------------------------------------------------------------------------------------------------------------
          Year 11                   $0                 $0              $672,903           $560,753              --
-------------------------------------------------------------------------------------------------------------------------
     11th Anniversary               $0                 $0              $672,903           $560,753              --
-------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------
                                 MAXIMUM
                                  ANNUAL           PROTECTED
                                WITHDRAWAL           INCOME
        VALUES AS OF              AMOUNT            PAYMENT
----------------------------------------------------------------
      7th Anniversary            $34,318               --
----------------------------------------------------------------
      8th Anniversary            $36,337               --
----------------------------------------------------------------
      9th Anniversary            $38,355               --
----------------------------------------------------------------
     10th Anniversary            $40,374               --
----------------------------------------------------------------
          Year 11                $40,374               --
----------------------------------------------------------------
     11th Anniversary               --              $26,916
----------------------------------------------------------------



     - The Protected Income Payment of $26,916 ($672,903 x 4%) will be paid for the lifetime of the Covered Person.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
   PROSPECTUS PROVISION            AVAILABILITY OR VARIATION               STATES
-------------------------------------------------------------------- ----------------
 Administration Charge     Contract Maintenance Fee is $30.           New Mexico
-------------------------------------------------------------------- ----------------
 Administration Charge     Charge will be deducted pro-rata from      New York
                           Variable Portfolios only.                  Oregon
                                                                      Texas
                                                                      Washington
-------------------------------------------------------------------- ----------------
 Annuity Date              You may switch to the Income Phase any     Florida
                           time after your first contract
                           anniversary.
-------------------------------------------------------------------- ----------------
 Annuity Date              You may begin the Income Phase any time    New York
                           13 or more months after contract issue.
-------------------------------------------------------------------- ----------------
 Free Look                 If you are age 65 or older on the          Arizona
                           contract issue date, the Free Look
                           period is 30 days.
-------------------------------------------------------------------- ----------------
 Free Look                 If you are age 60 or older on the          California
                           contract issue date, the Free Look
                           period is 30 days.
-------------------------------------------------------------------- ----------------
 Free Look                 If you are age 64 and under on the         Florida
                           contract issue date, the Free Look
                           period is 14 days and if you are age 65
                           and older on the contract issue date,
                           the Free Look period is 21 days.
-------------------------------------------------------------------- ----------------
 Free Look                 The Free Look period is 20 days.           Idaho
                                                                      North Dakota
                                                                      Rhode Island
-------------------------------------------------------------------- ----------------
 Free Look                 The Free Look amount is calculated as      New York
                           the greater of (1) Purchase Payments or
                           (2) the value of your contract on the
                           day we receive your request in Good
                           Order at the Annuity Service Center.
-------------------------------------------------------------------- ----------------
 Minimum Contract Value    The minimum remaining contract value       Texas
                           after a partial withdrawal must be
                           $2,000.
-------------------------------------------------------------------- ----------------
 Payment Enhancement       The minimum rate is 1%.                    Washington
 Rate
-------------------------------------------------------------------- ----------------
 Premium Tax               We deduct premium tax charges of 0.50%     California
                           for Qualified contracts and 2.35% for
                           Non-Qualified contracts based on
                           contract value when you begin the Income
                           Phase.
-------------------------------------------------------------------- ----------------
 Premium Tax               We deduct premium tax charges of 0% for    Maine
                           Qualified contracts and 2.0% for Non-
                           Qualified contracts based on total
                           Purchase Payments when you begin the
                           Income Phase.
-------------------------------------------------------------------- ----------------
 Premium Tax               We deduct premium tax charges of 0% for    Nevada
                           Qualified contracts and 3.5% for Non-
                           Qualified contracts based on contract
                           value when you begin the Income Phase.
-------------------------------------------------------------------- ----------------
 Premium Tax               For the first $500,000 in the contract,    South Dakota
                           we deduct premium tax charges of 0% for
                           Qualified contracts and 1.25% for Non-
                           Qualified contracts based on total
                           Purchase Payments when you begin the
                           Income Phase. For any amount in excess
                           of $500,000 in the contract, we deduct
                           front-end premium tax charges of 0% for
                           Qualified contracts and 0.80% for Non-
                           Qualified contracts based on total
                           Purchase Payments when you begin the
                           Income Phase.
-------------------------------------------------------------------- ----------------
 Premium Tax               We deduct premium tax charges of 1.0%      West Virginia
                           for Qualified contracts and 1.0% for
                           Non-Qualified contracts based on
                           contract value when you begin the Income
                           Phase.
-------------------------------------------------------------------- ----------------
 Premium Tax               We deduct premium tax charges of 0% for    Wyoming
                           Qualified contracts and 1.0% for Non-
                           Qualified contracts based on total
                           Purchase Payments when you begin the
                           Income Phase.
-------------------------------------------------------------------- ----------------
 Purchase Payment Age      The Purchase Payment Age Limit is the      Washington
 Limit                     later of one year after contract issue
                           or the Owner's 61st birthday.
-------------------------------------------------------------------- ----------------
 SunAmerica Income Plus,   Charge will be deducted pro-rata from      New York
 SunAmerica Income         Variable Portfolios only.                  Oregon
 Builder                                                              Texas
                                                                      Washington
-------------------------------------------------------------------- ----------------
 Transfer Privilege        Any transfer over the limit of 15 will     Pennsylvania
                           incur a $10 transfer fee.                  Texas
-------------------------------------------------------------------- ----------------
 Withdrawal Charge         The Withdrawal Charge Schedule is as       Iowa
                           follows:                                   Kentucky
                           9%, 8%, 7%, 6%, 5%, 4%, 3%, 2%, 1%, 0%     Maryland
                                                                      Minnesota
                                                                      Mississippi
                                                                      Nevada
                                                                      Ohio
                                                                      Texas
-------------------------------------------------------------------- ----------------
 Withdrawal Charge         The Withdrawal Charge Schedule is as       Oklahoma
                           follows:
                           8.5%, 8%, 7.5%, 6.5%, 5.5%, 4.5%, 4%,
                           3%, 2%, 0%
-------------------------------------------------------------------- ----------------
 Withdrawal Charge         10% free withdrawal in a full surrender    Washington
                           and the Withdrawal Charge Schedule is as
                           follows: 9%, 8%, 7%, 6%, 5%, 4%, 3%, 2%,
                           1%, 0%
-------------------------------------------------------------------- ----------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX E - LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO
                                JANUARY 23, 2012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

None of the Living Benefits described below are currently being offered.

TABLE OF CONTENTS

SunAmerica Income Plus.....................................................  E-2
SunAmerica Income Plus Fees................................................  E-3
SunAmerica Income Builder..................................................  E-2
SunAmerica Income Builder Fees.............................................  E-3


SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER

If your contract was issued prior to January 23, 2012 and you elected the optional SunAmerica Income Plus or SunAmerica Income Builder living benefits, the following provisions are applicable to the feature you elected. All other SunAmerica Income Plus and SunAmerica Income Builder provisions discussed in the prospectus above apply to your elected feature except for the following:

Under LIVING BENEFIT DEFINED TERMS, the terms "Eligible Purchase Payments" and "Investment Requirements" are defined as follows:

     ELIGIBLE PURCHASE PAYMENTS


     Eligible Purchase Payments are Purchase Payments, or portions thereof, made on or after the Benefit Effective Date as shown in the table below and are included in the calculation of the Income Base and Income Credit Base. The calculation of Eligible Purchase Payments does not include Income Credits or the Continuation Contribution, if any. However, the Continuation Contribution, if any, is included in the calculation of Anniversary Values. Total Purchase Payments are limited to $1,500,000 without prior Company approval.


--------------------------------------------------------------------
    FIRST CONTRACT YEAR               SUBSEQUENT CONTRACT YEARS
--------------------------------------------------------------------
 100% of Purchase Payments          Purchase Payments received in
 Received                           contract years 2-5, capped at
                                    200% of Purchase Payments
                                    received in the first
                                    contract year
--------------------------------------------------------------------


     INVESTMENT REQUIREMENTS

     We will allocate 10% of every Purchase Payment and Continuation Contribution, if any, to a fixed interest rate account ("Secure Value Account"). The remaining 90% of every Purchase Payment and Continuation Contribution, if any, (the "Flexible Allocation"), must be allocated by you in accordance with the investment options outlined under "ARE THERE ANY INVESTMENT REQUIREMENTS IF I ELECT SUNAMERICA INCOME PLUS OR SUNAMERICA INCOME BUILDER? " below.


Under the question, "WHAT DETERMINES THE AMOUNT I CAN RECEIVE EACH YEAR? " the income options under SunAmerica Income Plus and SunAmerica Income Builder are as follows:

SUNAMERICA INCOME PLUS


----------------------------------------------------------------------
                           INCOME OPTION 1         INCOME OPTION 2
      NUMBER OF         ----------------------------------------------
   COVERED PERSONS       MAXIMUM    PROTECTED    MAXIMUM    PROTECTED
      AND AGE OF         ANNUAL      INCOME      ANNUAL       INCOME
    COVERED PERSON     WITHDRAWAL    PAYMENT   WITHDRAWAL    PAYMENT
 AT FIRST WITHDRAWAL*  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE
----------------------------------------------------------------------
 One Covered Person
 (Age 64 and Younger)      6.0%       3.0%**       6.0%        3.0%**
----------------------------------------------------------------------
 One Covered Person
 (Age 65 and Older)        6.0%       4.0%         7.0%        3.0%
----------------------------------------------------------------------
 Two Covered Persons
 (Age 64 and Younger)      5.5%       3.0%***      5.5%        3.0%***
----------------------------------------------------------------------
 Two Covered Persons
 (Age 65 and Older)        5.5%       4.0%         6.5%        3.0%
----------------------------------------------------------------------



SUNAMERICA INCOME BUILDER


----------------------------------------------------------------------
                           INCOME OPTION 1         INCOME OPTION 2
      NUMBER OF         ----------------------------------------------
   COVERED PERSONS       MAXIMUM    PROTECTED    MAXIMUM    PROTECTED
      AND AGE OF         ANNUAL      INCOME      ANNUAL       INCOME
    COVERED PERSON     WITHDRAWAL    PAYMENT   WITHDRAWAL    PAYMENT
 AT FIRST WITHDRAWAL*  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE
----------------------------------------------------------------------
 One Covered Person
 (Age 64 and Younger)      5.5%       3.0%**       5.5%        3.0%**
----------------------------------------------------------------------
 One Covered Person
 (Age 65 and Older)        5.5%       4.0%         6.5%        3.0%
----------------------------------------------------------------------
 Two Covered Persons
 (Age 64 and Younger)      5.0%       3.0%***      5.0%        3.0%***
----------------------------------------------------------------------
 Two Covered Persons
 (Age 65 and Older)        5.0%       4.0%         6.0%        3.0%
----------------------------------------------------------------------



     * If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.

    ** If One Covered Person is elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the Covered Person's 65th birthday.

   *** If Two Covered Persons are elected, the Protected Income Payment
       Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the younger Covered Person's 65th birthday.

Under the question, "ARE THERE INVESTMENT REQUIREMENTS IF I ELECT SUNAMERICA INCOME PLUS OR SUNAMERICA INCOME BUILDER? " the investment requirements under SunAmerica Income Plus or SunAmerica Income Builder are as follows:

Are there investment requirements if I elect SunAmerica Income Plus or SunAmerica Income Builder?

Yes. We will allocate 10% of every Purchase Payment and Continuation Contribution, if any, to a Fixed Account ("Secure Value Account"). The Secure Value Account is only available for investment for contracts with election of SunAmerica Income Plus or SunAmerica Income Builder. The crediting interest rate on amounts allocated to the Secure Value Account will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. The remaining 90% of every Purchase Payment and Continuation Contribution, if applicable (the "Flexible Allocation"), must be allocated by you in accordance with the investment requirements outlined below. As a result, there is a risk that the overall return of 90% of every Purchase Payment and Continuation Contribution may not be as high as the overall return of the entire Purchase Payment and Continuation Contribution invested in the Flexible Allocation.

Your Flexible Allocation must comply with the investment requirements in one of four ways.

FLEXIBLE ALLOCATION -- CHECK-THE-BOX OPTIONS 1-3

After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested in accordance with Option 1, 2 or 3:

------------------------------------------------------------------------------
---------------- -------------------------------------------------------------
 Option 1         Invest in one of three available Polaris Portfolio Allocator
                  Models:
                    Model 1, Model 2 or Model 3
                  or
                  Invest in one of three available 50%-50% Combination Models:
                    Model 1, Model 2 or Model 3
---------------- -------------------------------------------------------------
 Option 2         Invest in one or more of the following balanced Variable
                  Portfolios:
                    American Funds Asset Allocation SAST
                    Asset Allocation
                    Balanced
                    Franklin Income Securities Fund
                    Managed Allocation Balanced
                    Managed Allocation Moderate
                    Managed Allocation Moderate Growth
                    MFS Total Return
                    SunAmerica Dynamic Allocation Portfolio
---------------- -------------------------------------------------------------
 Option 3         Invest in the Cash Management Variable Portfolio
------------------------------------------------------------------------------


FLEXIBLE ALLOCATION -- BUILD-YOUR-OWN OPTION 4

After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested among the Variable Portfolios and available Fixed Accounts, as follows:


------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT                AND/OR FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. BOND, CASH AND         Minimum 20%      Cash Management
    FIXED                  Maximum 90%      Corporate Bond
    ACCOUNTS                                Global Bond
                                            Government and Quality Bond
                                            Real Return
                                            Total Return Bond

                                            DCA FIXED ACCOUNTS*
                                            6-Month DCA
                                            1-Year DCA
                                            2-Year DCA

                                            FIXED ACCOUNTS
                                            1-Year Fixed (if available)
------------------------------------------------------------------------------------
 B. EQUITY                 Minimum 0%       Aggressive Growth
                           Maximum 70%      Alliance Growth
                                            American Funds Asset Allocation SAST
                                            American Funds Global Growth SAST
                                            American Funds Growth SAST
                                            American Funds Growth-Income SAST
                                            Asset Allocation
                                            Balanced
                                            Blue Chip Growth
                                            Capital Appreciation
                                            Davis Venture Value
                                            "Dogs" of Wall Street
                                            Equity Opportunities
                                            Foreign Value
                                            Franklin Income Securities Fund
                                            Franklin Templeton VIP Founding
                                              Funds Allocation Fund
                                            Fundamental Growth
                                            Global Equities
                                            Growth
                                            Growth-Income
                                            High-Yield Bond
                                            International Diversified Equities
                                            International Growth and Income
                                            Invesco Van Kampen V.I. American
                                            Franchise
                                              Fund, Series II Shares
                                            Invesco Van Kampen V.I. Comstock Fund,
                                              Series II Shares
                                            Invesco Van Kampen V.I. Growth and
                                              Income Fund, Series II Shares
                                            Lord Abbett Growth and Income
                                            Managed Allocation Balanced
                                            Managed Allocation Growth
                                            Managed Allocation Moderate
                                            Managed Allocation Moderate Growth
                                            Marsico Focused Growth
                                            MFS Massachusetts Investors Trust
                                            MFS Total Return
                                            Small & Mid Cap Value
                                            SunAmerica Dynamic Allocation Portfolio
                                            Telecom Utility
------------------------------------------------------------------------------------
 C. LIMITED EQUITY         Minimum 0%       Capital Growth
                           Maximum 10%      Emerging Markets
                                            Growth Opportunities
                                            Mid-Cap Growth
                                            Natural Resources
                                            Real Estate
                                            Small Company Value
                                            Technology
------------------------------------------------------------------------------------



* You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

Under the question, "WHAT IS THE FEE FOR SUNAMERICA INCOME PLUS OR SUNAMERICA INCOME BUILDER? " the fee for

SunAmerica Income Plus or SunAmerica Income Builder is as follows:

What is the fee for SunAmerica Income Plus and SunAmerica Income Builder?


The fee for SunAmerica Income Plus and SunAmerica Income Builder is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In New York, Oregon, Texas and Washington, the fee will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:


----------------------------------------------------------------------------
                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                         INITIAL       MAXIMUM       MINIMUM        EACH
      NUMBER OF        ANNUAL FEE    ANNUAL FEE    ANNUAL FEE      BENEFIT
   COVERED PERSONS        RATE          RATE          RATE        QUARTER*
----------------------------------------------------------------------------
 One Covered Person       1.10%         2.20%         0.60%       +/-0.25%
----------------------------------------------------------------------------
 Two Covered Persons      1.35%         2.70%         0.60%       +/-0.25%
----------------------------------------------------------------------------


* The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25% / 4).

The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above. Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.

Since the fee rate is assessed against the Income Base, an increase in the Income Base due to the addition of an Income Credit, attaining a higher Anniversary Value or the addition of subsequent Eligible Purchase Payments, will result in an increase to the amount of the fee you pay, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit, and in certain instances, the value of the Income Credit may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether or not you take any withdrawals.

If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           APPENDIX F - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The following details the standard and Maximum Anniversary Value death benefits payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract, whether a Living Benefit was elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.


Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.


We define "Continuation Net Purchase Payments" as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered the initial Continuation Purchase Payment. We define "Continuation Purchase Payments" as Purchase Payments made on or after the Continuation Date.


The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

The term "Withdrawal Adjustment" is used if an optional living benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse's 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

The Company will not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations described below assume that no Purchase Payments are received on or after the Continuing Spouse's 86th birthday.

WE WILL NOT DEDUCT THE PAYMENT ENHANCEMENT FROM THE CONTRACT VALUE AND MAXIMUM ANNIVERSARY VALUE, IF APPLICABLE, UPON A SPOUSAL CONTINUATION IF THE ORIGINAL OWNER'S DATE OF DEATH IS WITHIN 12 MONTHS OF A PAYMENT ENHANCEMENT BEING CREDITED TO THE CONTRACT. HOWEVER, IF THE CONTINUING SPOUSE'S DATE OF DEATH IS WITHIN 12 MONTHS OF A PAYMENT ENHANCEMENT BEING ALLOCATED TO THE CONTRACT, WE WILL DEDUCT THE PAYMENT ENHANCEMENT FROM THE CONTRACT VALUE AND MAXIMUM ANNIVERSARY VALUE, IF APPLICABLE, WHEN CALCULATING THE DEATH BENEFIT PAYABLE TO THE CONTINUING SPOUSE'S BENEFICIARY.


The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether the original Owner had elected a Living Benefit, described above.


STANDARD AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF AN OPTIONAL LIVING BENEFIT:

     1.  STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments.

          If the Continuing Spouse is age 81 or older on the Continuation Date, the death benefit is equal to contract value.

     2.  OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus any Continuation Purchase Payments including any Payment Enhancement, if applicable, received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.

          If the Continuing Spouse is age 81 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

     1.  STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greater of:

          a. Contract value; or

          b. Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          If the Continuing Spouse is age 81 or older on the Continuation Date, the death benefit is equal to contract value.

     2.  OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:

          a. Contract value; or

          b. Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus Continuation Purchase Payments, including any Payment Enhancement, if applicable, received since that contract anniversary; and reduced by:

               (i) any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated: or

               (ii) any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          The anniversary value for any year is equal to the contract value on the applicable anniversary.

          If the Continuing Spouse is age 81 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

Please forward a copy (without charge) of the Polaris Advantage II Variable
  Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ---------------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------



  Return to:  Issuing Company ------------------------------------------
  Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299

                              POLARIS Advantage II

                                   PROSPECTUS
                                 APRIL 30, 2012

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             in all states except in New York where it is issued by
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                               in connection with
                            VARIABLE SEPARATE ACCOUNT
                                       and
                          FS VARIABLE SEPARATE ACCOUNT

This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.





UNDERLYING FUNDS:                                                   MANAGED BY:
     Aggressive Growth                                              Wells Capital Management Incorporated
     Alliance Growth                                                AllianceBernstein L.P.
     American Funds Asset Allocation SAST                           Capital Research and Management
                                                                    Company(1)
     American Funds Global Growth SAST                              Capital Research and Management
                                                                    Company(1)
     American Funds Growth SAST                                     Capital Research and Management
                                                                    Company(1)
     American Funds Growth-Income SAST                              Capital Research and Management
                                                                    Company(1)
     Asset Allocation                                               Edge Asset Management, Inc.
     Balanced                                                       J.P. Morgan Investment Management Inc.
     Blue Chip Growth                                               SunAmerica Asset Management Corp.
     Capital Appreciation                                           Wellington Management Company, LLP
     Capital Growth                                                 OppenheimerFunds, Inc.
     Cash Management                                                BofA Advisors, LLC
     Corporate Bond                                                 Federated Investment Management
                                                                    Company
     Davis Venture Value                                            Davis Selected Advisers, L.P.
     "Dogs" of Wall Street(2)                                       SunAmerica Asset Management Corp.
     Emerging Markets                                               Putnam Investment Management, LLC
     Equity Opportunities                                           OppenheimerFunds, Inc.
     Foreign Value                                                  Templeton Investment Counsel, LLC
     Franklin Income Securities Fund                                Franklin Advisers, Inc.
     Franklin Templeton VIP Founding Funds Allocation Fund          Franklin Templeton Services, LLC(3)
     Fundamental Growth                                             Wells Capital Management Incorporated
     Global Bond                                                    Goldman Sachs Asset Management
                                                                    International
     Global Equities                                                J.P. Morgan Investment Management Inc.
     Government and Quality Bond                                    Wellington Management Company, LLP
     Growth                                                         Wellington Management Company, LLP
     Growth-Income                                                  J.P. Morgan Investment Management Inc.
     Growth Opportunities                                           Invesco Advisers, Inc.
     High-Yield Bond                                                PineBridge Investments LLC
     International Diversified Equities                             Morgan Stanley Investment Management
                                                                    Inc.
     International Growth and Income                                Putnam Investment Management, LLC
     Invesco Van Kampen V.I. American Franchise Fund, Series II     Invesco Advisers, Inc.
       Shares(4)
     Invesco Van Kampen V.I. Comstock Fund, Series II Shares        Invesco Advisers, Inc.
     Invesco Van Kampen V.I. Growth and Income Fund, Series II      Invesco Advisers, Inc.
       Shares
     Lord Abbett Growth and Income                                  Lord, Abbett & Co. LLC
     Managed Allocation Balanced                                    Ibbotson Associates, Inc.
     Managed Allocation Growth                                      Ibbotson Associates, Inc.
     Managed Allocation Moderate                                    Ibbotson Associates, Inc.
     Managed Allocation Moderate Growth                             Ibbotson Associates, Inc.
     Marsico Focused Growth                                         Marsico Capital Management, LLC
     MFS Massachusetts Investors Trust(2)                           Massachusetts Financial Services
                                                                    Company
     MFS Total Return                                               Massachusetts Financial Services
                                                                    Company
     Mid-Cap Growth                                                 J.P. Morgan Investment Management Inc.







(Underlying Funds continued on next page)

     Natural Resources                       Wellington Management Company, LLP
     Real Estate                             Davis Selected Advisers, L.P.
     Real Return                             Wellington Management Company, LLP
     Small & Mid Cap Value                   AllianceBernstein L.P.
     Small Company Value                     Franklin Advisory Services, LLC
     SunAmerica Dynamic Allocation           SunAmerica Asset Management Corp. and AllianceBernstein L.P.
       Portfolio
     Technology                              Columbia Management Investment Advisers, LLC
     Telecom Utility                         Massachusetts Financial Services Company
     Total Return Bond                       Pacific Investment Management Company LLC




(1) Capital Research and Management Company manages the corresponding Master Fund (defined below) in which the Underlying Fund invests. The investment adviser of the Feeder Funds is SAAMCo.


(2) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS Massachusetts Investors Trust is an equity fund seeking reasonable current income and long-term growth of capital and income.

(3) Franklin Templeton Services, LLC is the administrator of this Fund-of-Funds. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the Underlying Funds and the VIP Founding Fund's investment in the Underlying Funds.


(4) On April 30, 2012, the Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares Variable Portfolio was renamed Invesco Van Kampen V.I. American Franchise Fund, Series II Shares.


This variable annuity provides a Payment Enhancement. In exchange for Payment Enhancements credited to your contract, you are subject to higher fees and a higher, longer withdrawal charge schedule than other contracts we offer that do not include Payment Enhancements. Over time, the higher fees and withdrawal charges may more than offset the value of any Payment Enhancement.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated April 30, 2012. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.


VARIABLE ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



GLOSSARY..............................................................      3
HIGHLIGHTS............................................................      4
FEE TABLE.............................................................      6
     Maximum Owner Transaction Expenses...............................      6
     Contract Maintenance Fee.........................................      6
     Separate Account Annual Expenses.................................      6
     Additional Optional Feature Fees.................................      6
          Optional SunAmerica Income Plus and SunAmerica Income
                      Builder Fee.....................................      6
     Underlying Fund Expenses.........................................      6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES..................................      8
THE POLARIS ADVANTAGE II VARIABLE ANNUITY.............................      9
PURCHASING A POLARIS ADVANTAGE II VARIABLE ANNUITY....................     10
     Allocation of Purchase Payments..................................     11
     Accumulation Units...............................................     12
     Free Look........................................................     12
     Exchange Offers..................................................     13
     Important Information for Military Servicemembers................     13
INVESTMENT OPTIONS....................................................     13
     Variable Portfolios..............................................     13
          AIM Variable Insurance Funds (Invesco Variable Insurance
                      Funds)..........................................     14
          Anchor Series Trust.........................................     14
          Franklin Templeton Variable Insurance Products Trust........     14
          Lord Abbett Series Fund, Inc. ..............................     14
          Seasons Series Trust........................................     14
          SunAmerica Series Trust.....................................     14
     Substitution, Addition or Deletion of Variable Portfolios........     17
     Fixed Accounts...................................................     17
     Dollar Cost Averaging Fixed Accounts.............................     17
     Dollar Cost Averaging Program....................................     18
     Polaris Portfolio Allocator Program..............................     18
     50%-50% Combination Model Program................................     20
     Transfers During the Accumulation Phase..........................     22
     Automatic Asset Rebalancing Program..............................     24
     Voting Rights....................................................     24
ACCESS TO YOUR MONEY..................................................     25
     Free Withdrawal Amount...........................................     25
     Systematic Withdrawal Program....................................     26
     Nursing Home Waiver..............................................     26
     Minimum Contract Value...........................................     26
     Qualified Contract Owners........................................     26
OPTIONAL LIVING BENEFITS..............................................     26
     SunAmerica Income Plus and SunAmerica Income Builder.............     29
ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO ALL OPTIONAL LIVING
  BENEFITS............................................................     35
DEATH BENEFITS........................................................     38
     Beneficiary Continuation Programs................................     39
     Death Benefit Defined Terms......................................     40
     Death Benefit Options............................................     40
     Standard Death Benefit...........................................     41
     Optional Maximum Anniversary Value Death Benefit.................     41
     Spousal Continuation.............................................     41
EXPENSES..............................................................     42
     Separate Account Expenses........................................     42
     Withdrawal Charges...............................................     42
     Underlying Fund Expenses.........................................     43
     Contract Maintenance Fee.........................................     43
     Transfer Fee.....................................................     43
     Optional Living Benefit Fees.....................................     43
     Optional SunAmerica Income Plus and SunAmerica Income Builder
            Fee.......................................................     43
     Optional Maximum Anniversary Value Death Benefit Fee.............     44
     Premium Tax......................................................     44
     Income Taxes.....................................................     44
     Reduction or Elimination of Fees, Expenses and Additional Amounts
            Credited..................................................     44
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT..............     44
ANNUITY INCOME OPTIONS................................................     46
     The Income Phase.................................................     46
     Annuity Income Options...........................................     46
     Fixed or Variable Annuity Income Payments........................     47
     Annuity Income Payments..........................................     47
     Transfers During the Income Phase................................     48
     Deferment of Payments............................................     48
TAXES.................................................................     48
     Annuity Contracts in General.....................................     48
     Tax Treatment of Distributions - Non-Qualified Contracts.........     48
     Tax Treatment of Distributions - Qualified Contracts.............     49
     Required Minimum Distributions...................................     50
     Tax Treatment of Death Benefits..................................     50
     Tax Treatment of Optional Living Benefits........................     51
     Contracts Owned by a Trust or Corporation........................     51
     Gifts, Pledges and/or Assignments of a Contract..................     51
     Diversification and Investor Control.............................     51
OTHER INFORMATION.....................................................     52
     The Distributor..................................................     52
     The Company......................................................     52
     The Separate Account.............................................     53
     The General Account..............................................     53
     Financial Statements.............................................     54
     Administration...................................................     54
     Legal Proceedings................................................     54
     Registration Statements..........................................     54
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.......................     55
APPENDIX A - CONDENSED FINANCIAL INFORMATION..........................    A-1
APPENDIX B - FORMULA FOR CALCULATING AND EXAMPLE OF THE SUNAMERICA
  INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE.......................    B-1
APPENDIX C - OPTIONAL LIVING BENEFITS EXAMPLES........................    C-1
APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY...........    D-1
APPENDIX E - LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO JANUARY 23,
  2012................................................................    E-1
APPENDIX F - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION............    F-1

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                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.


BENEFICIARY - The person you designate to receive any benefits under the contract if you or in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other's primary Beneficiary.


COMPANY - Refers to SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity") or The United States Life Insurance Company in the City of New York ("US Life") for contracts issued in New York only, the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.


FEEDER FUNDS - Each Feeder Fund invests exclusively in shares of a corresponding Master Fund. American Funds Global Growth SAST, American Funds Growth SAST, American Funds Growth-Income SAST, and American Funds Asset Allocation SAST Variable Portfolios.


FIXED ACCOUNT - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.

FUND-OF-FUNDS - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds in which it invests. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure.

GOOD ORDER - Fully and accurately completed forms, including any necessary supplementary documentation, applicable to any given transaction or request received by us.

INCOME PHASE - The period upon annuitization during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.


LATEST ANNUITY DATE - The first business day of the month following your 95th birthday.


MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

MASTER FUNDS - Funds of the American Funds Insurance Series in which the Feeder Funds invest.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.


SECURE VALUE ACCOUNT - A Fixed Account, available only with election of certain living benefits, to which we allocate a percentage of every Purchase Payment and Continuation Contribution.



SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.


TRUSTS - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

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                                   HIGHLIGHTS
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The Polaris Advantage II Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. This variable annuity contract provides a Payment Enhancement that is invested in your contract as earnings. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request minus any Payment Enhancement. The contract value refunded may be more or less than your original Purchase Payment(s) or the contract value minus any Payment Enhancements. However, should there be any loss in value associated with the Payment Enhancement if you cancel your contract during the Free Look period, we will bear that loss. We will return your original Purchase Payments if required by law. We have filed a pending application requesting the required exemptive relief to permit the recapture of the Payment Enhancement under certain circumstances with the Securities and Exchange Commission ("SEC"). If and when we receive such an exemptive order, you will bear any loss on the value of the Payment Enhancement during the Free Look period. For more information, PLEASE SEE PAYMENT ENHANCEMENTS, PURCHASING A POLARIS ADVANTAGE II VARIABLE ANNUITY AND FREE LOOK BELOW.


EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $50 contract maintenance fee from your contract, which may be waived if contract value is $75,000 or more. We also deduct separate account charges which equal 1.90% annually reducing to 1.30% after the 9th contract anniversary, of the average daily value of your contract allocated to the Variable Portfolios. If you elect certain optional features, we may charge additional fees. Your contract provides for a free withdrawal amount each year. A separate withdrawal charge schedule applies to each Purchase Payment. After a Purchase Payment has been in the contract for 9 complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. There are investment management fees and other expenses of the Underlying Funds on amounts invested in the Variable Portfolios including 12b-1 fees of up to 0.25%. PLEASE SEE FEE TABLE, PURCHASING A POLARIS ADVANTAGE II VARIABLE ANNUITY, FREE WITHDRAWAL AMOUNT AND EXPENSES IN THE PROSPECTUS.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.


OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract for an additional fee. These living benefits are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live. Electing an optional living benefit will require you to invest in accordance with certain investment requirements. Investing within these requirements may potentially limit the performance of your investment and may also reduce the likelihood that you will need to rely on the protection offered by these benefits.


You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the prescribed amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable. PLEASE SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.


DEATH BENEFIT: A standard death benefit is available and in addition, an optional death benefit is available for an additional fee. These benefits are payable to your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.





ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.


INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS FOR A LOWER FEE THAT DO NOT INCLUDE PAYMENT ENHANCEMENTS. ELECTING AN OPTIONAL BENEFIT WILL RESULT IN HIGHER FEES AND CHARGES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.


IF YOU WOULD LIKE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

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                                    FEE TABLE
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THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT ARE APPLICABLE TO THE CONTRACT AND WHEN YOU TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.(1)

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES
(AS A PERCENTAGE OF EACH PURCHASE
PAYMENT)(2).................................  9%


TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(3)...........  $50 per year


SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

                                               AFTER 9TH
                                   CONTRACT     CONTRACT
                                  YEARS 1-9   ANNIVERSARY
                                  ---------   -----------
Separate Account Charge.........     1.90%        1.30%
Optional Maximum Anniversary
  Value Death Benefit...........     0.25%        0.25%
                                     ----         ----
MAXIMUM SEPARATE ACCOUNT ANNUAL
  EXPENSES(4)...................     2.15%        1.55%




ADDITIONAL OPTIONAL FEATURE FEES

You may elect one of the following optional living benefits SunAmerica Income Plus or SunAmerica Income Builder below, both of which are guaranteed minimum withdrawal benefits:

OPTIONAL SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE
(calculated as a percentage of the Income Base)(5)

                                                 INITIAL               MAXIMUM
NUMBER OF COVERED PERSONS                    ANNUAL FEE RATE     ANNUAL FEE RATE(6)
-------------------------                 --------------------  --------------------
For One Covered Person..................          1.10%                 2.20%
For Two Covered Persons.................          1.35%                 2.70%



UNDERLYING FUND EXPENSES
(AS OF JANUARY 31, 2012)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES (INCLUDING MASTER FUND EXPENSES, IF APPLICABLE) CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND
EXPENSES(7)                         MINIMUM   MAXIMUM
----------------------------        -------   -------
(expenses that are deducted from
Underlying Funds of the Trusts,
including management fees, 12b-1
fees, if applicable, and other
expenses)........................    0.72%     1.57%



FOOTNOTES TO THE FEE TABLE:

(1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.

(2) Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 9 years as follows:

YEARS SINCE PURCHASE PAYMENT RECEIPT:.........................   1    2    3    4    5    6    7    8    9   10+
                                                                 9%   9%   8%   8%   7%   6%   5%   4%   3%   0%


  PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR SPECIFIC INFORMATION.

  Your contract provides for a free withdrawal amount each year. PLEASE SEE FREE WITHDRAWAL AMOUNT BELOW.

(3) The contract maintenance fee is assessed annually and may be waived if contract value is $75,000 or more.

(4) If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS BELOW.


(5) The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below. If you purchased your contract prior to January 23, 2012, please see APPENDIX E for a description of the living benefit you may have elected.

(6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below. PLEASE SEE APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLE OF THE SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE BELOW.



    Due to the investment requirements associated with the election of a living benefit, a portion of your assets may be invested in the SunAmerica Dynamic Allocation Portfolio. The SunAmerica Dynamic Allocation Portfolio utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the market is in a prolonged state of higher volatility, your fee rate may be increased due to VIX indexing and the SunAmerica Dynamic Allocation Portfolio may decrease its exposure to equity markets, thereby reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the market is in a prolonged state of lower volatility, your fee rate may be decreased and the SunAmerica Dynamic Allocation Portfolio may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


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                                                           MAXIMUM
                                                          ANNUALIZED
                                                           FEE RATE
                                                         DECREASE OR
                                              MINIMUM   INCREASE EACH
                                               ANNUAL      BENEFIT
 NUMBER OF COVERED PERSONS                    FEE RATE     QUARTER*
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 One Covered Person                             0.60%      +/-0.25%
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 Two Covered Persons                            0.60%      +/-0.25%
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         * The fee rate can increase or decrease no more than 0.0625% each quarter (0.25%/ 4).


(7) The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2012. The minimum expense is for an Underlying Fund of Franklin Templeton Variable Insurance Products Trust as of its fiscal year ended December 31, 2011.

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                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
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These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming separate account annual expenses of 1.90% reducing to 1.30% for years 9 and 10 (the optional Maximum Anniversary Value death benefit 0.25%), the optional SunAmerica Income Plus feature (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years) and investment in an Underlying Fund with total expenses of 1.57%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,412     $2,585     $3,722     $5,906



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $512      $1,785     $3,022     $5,906





MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.90%, reducing to 1.30% for years 9 and 10, no election of optional features and investment in an Underlying Fund with total expenses of 0.72%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,170     $1,629     $2,115     $2,929


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $270       $829      $1,415     $2,929


EXPLANATION OF EXPENSE EXAMPLES


1. The Maximum Expense Examples reflect the highest possible combination of charges. The purpose of the Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $75,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.


2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the SunAmerica Income Plus fee, equals contract value, that no withdrawals are taken during the stated period, there are two Covered Persons and that the annual maximum fee rate of 2.70% has been reached after the first year.

4. The Expense Examples do not reflect a Payment Enhancement added to the investment amount.

5. If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.




THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

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                    THE POLARIS ADVANTAGE II VARIABLE ANNUITY
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When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     - Optional Living Benefit: If you elect an optional living benefit, the Company guarantees to provide a guaranteed income stream, with additional benefits under the feature you elect, in the event your contract value declines due to unfavorable investment performance and withdrawals within the feature's parameters.

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you plan for your retirement. In the Accumulation phase, it can help you build assets on a tax-deferred basis. In the Income Phase, it can provide you with guaranteed income through annuity income payments. Alternatively, you may elect an optional living benefit that is designed to help you create a guaranteed income stream that may last as long as you live.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.


Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to an available Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.


For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

PAYMENT ENHANCEMENT

We credit a Payment Enhancement to each Purchase Payment you make to the contract in the first two contract years. We calculate the Payment Enhancement as a percentage of each Purchase Payment received, and credit it at the time we receive the Purchase Payment. The Payment Enhancement Rate we credit is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment. The initial Payment Enhancement Level is determined by the amount of the initial Purchase Payment. The Payment Enhancement Level for subsequent Purchase Payments is determined by adding the amount of the subsequent Purchase Payment to the contract value on the day we receive the Purchase Payment. If a higher Payment Enhancement Level is achieved by the sum of the contract value and the subsequent Purchase Payment, the Payment Enhancement Rate for that higher level is applicable to the subsequent Purchase Payment. If the subsequent Purchase Payment is received during the first 90 days after your contract is issued, please see 90 DAY WINDOW below. We reserve the right to allocate Payment Enhancements to the Cash Management Variable Portfolio during the free look period. PLEASE SEE FREE LOOK BELOW.

CURRENT PAYMENT ENHANCEMENT LEVELS AND RATES

The Payment Enhancement Levels and Payment Enhancement Rate, applicable to Purchase Payments made in the first two contract years as of the date of this prospectus are:

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                                                               PAYMENT
                                                             ENHANCEMENT
 PAYMENT ENHANCEMENT LEVEL                                      RATE
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 Under $250,000                                                   4%
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 $250,000+                                                        6%
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The Payment Enhancement Rate currently being offered may be increased or decreased by us at any time for prospectively issued contracts. In addition, the 90 Day Window adjustment, described below, may be eliminated by us at any time.

90 DAY WINDOW

On the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If this total qualifies you for a higher Payment Enhancement Level, you will receive the corresponding Payment Enhancement Rate ("Look Back Adjustment"). We will add any applicable Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable Look Back Adjustment. We will allocate any applicable Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution.

PAYMENT ENHANCEMENT RECAPTURE

We have filed a pending application requesting the required exemptive relief to permit the recapture of the Payment Enhancement under the circumstances outlined below with the Securities and Exchange Commission ("SEC"). You will not bear any loss on the value of the Payment Enhancement during the Free Look period and we will not recapture the Payment Enhancement outside of the Free Look Period until we receive such an exemptive order.

The amount of any Payment Enhancement credited to your contract will be recaptured by the Company under the following circumstances:

(1) if you cancel your contract during the Free Look period, the amount returned to you will not include the amount of any Payment Enhancement; and/or

(2) When calculating the death benefit, we will deduct the Payment Enhancement from the contract value or maximum anniversary value, if applicable, if the Owner's date of death is within 12 months of a Payment Enhancement being credited to your contract. We will not deduct the Payment Enhancement from the contract value or maximum anniversary value, if applicable, upon a spousal continuation if the original Owner's date of death is within 12 months of a Payment Enhancement being credited to the contract. However, if the Continuing Spouse's date of death is within 12 months of a Payment Enhancement being allocated to the contract, we will deduct the Payment Enhancement from the contract value or maximum anniversary value, if applicable, when calculating the death benefit payable to the Continuing Spouse's Beneficiary.

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               PURCHASING A POLARIS ADVANTAGE II VARIABLE ANNUITY
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An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

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                                                                  MINIMUM
                                                                 AUTOMATIC
                                              MINIMUM           SUBSEQUENT
                      MINIMUM INITIAL       SUBSEQUENT           PURCHASE
                     PURCHASE PAYMENT    PURCHASE PAYMENT         PAYMENT
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     Qualified            $25,000              $500                $100
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   Non-Qualified          $25,000              $500                $100
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Once you have contributed at least the minimum initial Purchase Payment before the first contract anniversary, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase Payment. Purchase Payments that would cause total Purchase Payments in all contracts issued by SunAmerica Annuity and/or US Life to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

Various considerations may apply with respect to non-natural ownership of this contract including but not limited to estate planning, tax consequences and the propriety of this contract as an investment consistent with a non-natural Owner's organizational documentation. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.

MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 81 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. PLEASE SEE TAXES BELOW. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR SPECIFIC INFORMATION.

TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.


Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow same-sex partners to marry ("Same-Sex Spouses"). There are also states that require us to issue the contract to non-spousal joint Owners. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the IRC. Therefore, the ability of Domestic Partners, Same-Sex Spouses and non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefit(s), if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.



ASSIGNMENT OF THE CONTRACT/CHANGE OF OWNERSHIP



You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is processed by us at our Annuity Service Center and you have received confirmation. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.



We reserve the right not to recognize any assignment if it changes the risk profile of the owner of the contract, as determined in our sole discretion, if no Insurable Interest exists or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.


ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that is not deemed our agent, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.


An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payment as of the date such Purchase Payment is priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within five NYSE business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.


Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.


Purchase Payments submitted by check can only be accepted by the Company at the Payment Centers at the following addresses:

SunAmerica Annuity
P.O. Box 100330
Pasadena, CA 91189-0330

US Life (New York contracts only)
P.O. Box 100357
Pasadena, CA 91189-0357

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

SunAmerica Annuity
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0330

US Life (New York contracts only)
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0357

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by adding the Purchase Payment and Payment Enhancement, if applicable, and dividing that amount, by the Accumulation Unit value for the specific Variable Portfolio.


     EXAMPLE:

     For the purposes of this example, we will assume that the Purchase Payment is received after the free look period. We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio
     A. If the Payment Enhancement is 4% of your Purchase Payment, we would add a Payment Enhancement of $1,000 to your contract. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $26,000 by $11.10 and credit your contract on Wednesday with 2,342.3423 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK


You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.


If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center minus the Payment Enhancement. The amount recaptured will equal the Payment Enhancement amount without adjustment up or down for investment performance. Therefore, you will receive any gain on the Payment Enhancement amount that is recaptured. But you will bear any loss since the amount that is recaptured will equal the amount of the Payment Enhancement We have filed a pending application requesting the required exemptive relief to permit the recapture of the Payment Enhancement under certain circumstances outlined below with the Securities and Exchange Commission

("SEC"). During the Free Look Period, we will only recapture the Payment Enhancement amount without adjustment up or down for investment performance. We will bear any loss on the value of the Payment Enhancement during the Free Look period until an exemptive order has been issued by the SEC approving the pending application. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.



If your contract was issued either in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center minus the Payment Enhancement. With respect to these contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR INFORMATION ABOUT THE FREE LOOK PERIOD IN YOUR STATE.


EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
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                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
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VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners.


From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio's prior name.


You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) -- SERIES II SHARES

     Invesco Advisers, Inc. is the investment adviser to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF").

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES

     Franklin Advisers, Inc. is the investment adviser to Franklin Templeton Variable Insurance Products Trust ("FTVIPT").

     Franklin Templeton VIP Founding Funds Allocation Fund ("VIP Founding Funds") is structured as a Fund-of-Funds. The administrator for the VIP Founding Funds is Franklin Templeton Services, LLC. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the Underlying Funds and the VIP Founding Fund's investment in the Underlying Funds. Each Underlying Fund of the VIP Founding Funds has its own investment adviser.

     Please see the Franklin Templeton Variable Insurance Products prospectus for details.

     LORD ABBETT SERIES FUND, INC. - CLASS VC SHARES

     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").

     SAAMCO MANAGED TRUSTS

     We offer Underlying Funds of the Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust (the "SAAMCo Managed Trusts") at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an affiliate of the Company. The Company and/or its affiliates may be subject to certain conflicts of interest as the Company may derive greater revenues from Variable Portfolios offered by a Trust managed by an affiliate than certain other available Variable Portfolios.

     ANCHOR SERIES TRUST - CLASS 3 SHARES

     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").

     SEASONS SERIES TRUST -- CLASS 3 SHARES

     The Managed Allocation Portfolios and Real Return Portfolio listed below are part of Seasons Series Trust ("SST"). SAAMCo manages this Trust and generally engages subadvisers to provide investment advice for the Underlying Funds.

     Each Managed Allocation Portfolio has a different investment goal and is structured as a Fund-of-Funds, investing its assets in a combination of Underlying Funds of the Seasons Series Trust.

     This approach allows the Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each of the Underlying Funds of Seasons Series Trust in which the Managed Allocation Portfolio invests; and 2) the overlay portfolio management provided by Ibbotson.

     SUNAMERICA SERIES TRUST - CLASS 3 SHARES


     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").



          MASTER-FEEDER



          SAST also offers Master-Feeder funds. Capital Research and Management Company is the investment adviser of the Master Fund in which the Feeder Funds invest. SAAMCo is the investment adviser to the Feeder Funds.


          Unlike other Underlying Funds, the Feeder Funds do not buy individual securities directly. Rather, each Feeder Fund invests all of its investment assets in a corresponding Master Fund of American Funds Insurance Series ("AFIS"), which invests directly in individual securities.

          Under the Master-Feeder structure, you pay the fees and expenses of both the Feeder Fund and the Master Fund. As a result, you will pay higher fees and expenses under a Master-Feeder structure than if you invested in an Underlying Fund that invests directly in the same individual securities as the Master Fund. We offer other variable annuity contracts which include Variable Portfolios that invest directly in the Master Funds without investing through a Feeder Fund and they currently assess lower fees and expenses than the Master-Feeder Funds.

          Each Feeder Fund may withdraw all its assets from a Master Fund if the Board of Directors ("Board") of the Feeder Fund determines that it is in the best interest of the Feeder Fund and its shareholders to do so. If a Feeder Fund withdraws its assets from a Master Fund and the Board of the Feeder Fund approved SAAMCo as investment adviser to the Feeder Fund, SAAMCo would be fully compensated for its portfolio management services. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND

          STATEMENT OF ADDITIONAL INFORMATION for more discussion of the Master-Feeder structure.


          SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO


          SAST also offers the SunAmerica Dynamic Allocation Portfolio (the "Dynamic Allocation Portfolio"). SAAMCo is the investment adviser of the Dynamic Allocation Portfolio and AllianceBernstein L.P. is the subadviser (the "Subadviser") of a component of the Dynamic Allocation Portfolio. The Dynamic Allocation Portfolio invests part of its assets as a Fund-of-Funds that in turn invests in Underlying Portfolios of the SAAMCo Managed Trusts.

          The Dynamic Allocation Portfolio has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the contract. In addition, the Dynamic Allocation Portfolio may enable the Company to more efficiently manage its financial risks associated with guarantees like the living and death benefits, due in part to a formula developed by the Company and provided by SAAMCo to the Subadviser. The formula used by the Subadviser may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the investment adviser and the Dynamic Allocation Portfolio's Board of Trustees, including a majority of the Independent Trustees. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.


          CASH MANAGEMENT


          SAST also offers the Cash Management Variable Portfolio. During periods of low short-term interest rates, and in part due to contract fees and expenses, the investment return of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative returns, your investment in the Cash Management Variable Portfolio will lose value.


           (PLEASE SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

UNDERLYING FUNDS                                  MANAGED BY:                                   TRUST   ASSET CLASS
----------------                                  -----------                                   ------  -----------
Aggressive Growth                                 Wells Capital Management Incorporated         SAST    STOCK
Alliance Growth                                   AllianceBernstein L.P.                        SAST    STOCK
American Funds Asset Allocation SAST              Capital Research and Management Company       SAST    BALANCED
American Funds Global Growth SAST                 Capital Research and Management Company       SAST    STOCK
American Funds Growth SAST                        Capital Research and Management Company       SAST    STOCK
American Funds Growth-Income SAST                 Capital Research and Management Company       SAST    STOCK
Asset Allocation                                  Edge Asset Management, Inc.                   AST     BALANCED
Balanced                                          J.P. Morgan Investment Management Inc.        SAST    BALANCED
Blue Chip Growth                                  SunAmerica Asset Management Corp.             SAST    STOCK
Capital Appreciation                              Wellington Management Company, LLP            AST     STOCK
Capital Growth                                    OppenheimerFunds, Inc.                        SAST    STOCK
Cash Management                                   BofA Advisors, LLC                            SAST    CASH
Corporate Bond                                    Federated Investment Management Company       SAST    BOND
Davis Venture Value                               Davis Selected Advisers, L.P.                 SAST    STOCK
"Dogs" of Wall Street                             SunAmerica Asset Management Corp.             SAST    STOCK
Emerging Markets                                  Putnam Investment Management, LLC             SAST    STOCK
Equity Opportunities                              OppenheimerFunds, Inc.                        SAST    STOCK
Foreign Value                                     Templeton Investment Counsel, LLC             SAST    STOCK
Franklin Income Securities Fund                   Franklin Advisers, Inc.                       FTVIPT  BALANCED
Franklin Templeton VIP Founding Funds Allocation  Franklin Templeton Services, LLC              FTVIPT  BALANCED
  Fund
Fundamental Growth                                Wells Capital Management Incorporated         SAST    STOCK
Global Bond                                       Goldman Sachs Asset Management International  SAST    BOND
Global Equities                                   J.P. Morgan Investment Management Inc.        SAST    STOCK
Government and Quality Bond                       Wellington Management Company, LLP            AST     BOND
Growth                                            Wellington Management Company, LLP            AST     STOCK
Growth-Income                                     J.P. Morgan Investment Management Inc.        SAST    STOCK
Growth Opportunities                              Invesco Advisers, Inc.                        SAST    STOCK
High-Yield Bond                                   PineBridge Investments LLC                    SAST    BOND
International Diversified Equities                Morgan Stanley Investment Management Inc.     SAST    STOCK
International Growth and Income                   Putnam Investment Management, LLC             SAST    STOCK
Invesco Van Kampen V.I. American Franchise Fund,  Invesco Advisers, Inc.                        AVIF    STOCK
  Series II Shares
Invesco Van Kampen V.I. Comstock Fund, Series II  Invesco Advisers, Inc.                        AVIF    STOCK
  Shares
Invesco Van Kampen V.I. Growth and Income Fund,   Invesco Advisers, Inc.                        AVIF    STOCK
  Series II Shares
Lord Abbett Growth and Income                     Lord, Abbett & Co. LLC                        LASF    STOCK
Managed Allocation Balanced                       Ibbotson Associates, Inc.                     SST     BALANCED
Managed Allocation Growth                         Ibbotson Associates, Inc.                     SST     STOCK
Managed Allocation Moderate                       Ibbotson Associates, Inc.                     SST     BALANCED
Managed Allocation Moderate Growth                Ibbotson Associates, Inc.                     SST     BALANCED
Marsico Focused Growth                            Marsico Capital Management, LLC               SAST    STOCK
MFS Massachusetts Investors Trust                 Massachusetts Financial Services Company      SAST    STOCK
MFS Total Return                                  Massachusetts Financial Services Company      SAST    BALANCED
Mid-Cap Growth                                    J.P. Morgan Investment Management, Inc.       SAST    STOCK
Natural Resources                                 Wellington Management Company, LLP            AST     STOCK
Real Estate                                       Davis Selected Advisers, L.P.                 SAST    STOCK
Real Return                                       Wellington Management Company, LLP            SST     BOND
Small & Mid Cap Value                             AllianceBernstein L.P.                        SAST    STOCK
Small Company Value                               Franklin Advisory Services, LLC               SAST    STOCK
SunAmerica Dynamic Allocation Portfolio           SunAmerica Asset Management Corp. and         SAST    BALANCED
                                                    AllianceBernstein L.P.
Technology                                        Columbia Management Investment Advisers, LLC  SAST    STOCK
Telecom Utility                                   Massachusetts Financial Services Company      SAST    STOCK
Total Return Bond                                 Pacific Investment Management Company LLC     SAST    BOND




YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.SUNAMERICA.COM. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts. Allocations to the Fixed Accounts, including the Secure Value Account, are obligations of the General Account. PLEASE SEE GENERAL ACCOUNT BELOW.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.


If you elect certain living benefits, a certain percentage of your investment is automatically allocated to the Secure Value Account. The Secure Value Account is only available with election of these Living Benefits and you may not reallocate your money from the Secure Value Account to another Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends. PLEASE SEE "ARE THERE INVESTMENT REQUIREMENTS IF I ELECT A LIVING BENEFIT?" UNDER OPTIONAL LIVING BENEFITS.


DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM


The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Fixed Accounts are not available as target accounts for the DCA program. Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.



We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account.



If you choose to allocate subsequent Purchase Payments to an active DCA program with a available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target account allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).


You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH        ACCUMULATION UNIT VALUE      UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

POLARIS PORTFOLIO ALLOCATOR PROGRAM

PROGRAM DESCRIPTION


The Polaris Portfolio Allocator program may be offered to you at no additional cost to assist in diversifying your investment across various asset classes. The Polaris Portfolio Allocator program allows you to choose from one of the four Portfolio Allocator models designed to assist in meeting your stated investment goals. Each Portfolio Allocator model is comprised of a carefully selected combination of Variable Portfolios representing various asset classes. The models allocate among the various asset classes to attempt to match certain combinations of investors' investment time horizon and risk tolerance. Please consult your financial representative about investment in the Polaris Portfolio Allocator program.


ENROLLING IN THE POLARIS PORTFOLIO ALLOCATOR PROGRAM


You may enroll in the Polaris Portfolio Allocator program by electing a Portfolio Allocator model when you purchase your variable annuity or if after contract issue, by contacting our Annuity Service Center. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a model by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.


You may also choose to invest gradually into a Portfolio Allocator model through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.




You may only invest in one Portfolio Allocator model at a time. Participation in this program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in the same Portfolio Allocator model.

If you attempt to split your investment in one or more Portfolio Allocator models, your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Portfolio Allocator model, such an investment may no longer be consistent with the Portfolio Allocator model's intended objectives. However, if you have elected an optional Living Benefit, pursuant to certain investment requirements, a portion of your investment can be allocated to the SunAmerica Dynamic Allocation Portfolio in addition to a Portfolio Allocator model.



You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Portfolio Allocator model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Portfolio Allocator model, your investment may no longer be consistent with the Portfolio Allocator model's intended objectives and therefore, will effectively terminate your participation in the program. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.


You can transfer 100% of your investment from one Portfolio Allocator model to another Portfolio Allocator model at any time; you will be transferred into the most current model available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and DCA target allocation instructions, if applicable, and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. PLEASE SEE DOLLAR COST AVERAGING PROGRAM ABOVE AND AUTOMATIC ASSET REBALANCING PROGRAM BELOW.


A subsequent Purchase Payment will be invested in the same Portfolio Allocator model as your current investment unless we receive different instructions from you. You should consult with your financial representative to determine if you should update your allocation instructions, DCA target allocation instructions and/or Automatic Asset Rebalancing Program instructions on file when you make a subsequent Purchase Payment.



If you elect the SunAmerica Income Plus Income Option with Custom Allocation, 10% of your initial Purchase Payment and subsequent Purchase Payment(s) will be allocated to the Secure Value Account and the remaining 90% can be invested in a Portfolio Allocator model that complies with the investment requirements. Your Portfolio Allocator model will automatically be rebalanced quarterly if you elect this Living Benefit. You may not reallocate your money from the Secure Value Account to another Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


REBALANCING THE MODELS

You can elect to have your investment in the Portfolio Allocator models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. If you choose to make investments outside of a Portfolio Allocator model, only those Variable Portfolios within the Portfolio Allocator model you selected will be rebalanced. Investments in other Variable Portfolios not included in the Portfolio Allocator model cannot be rebalanced if you wish to maintain your current Portfolio Allocator model allocations.

Over time, the Portfolio Allocator model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and changes in the Variable Portfolio's investment objectives. Therefore, if you do not elect to have your investment in the Portfolio Allocator model rebalanced at least annually, then your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change over time. You should consult with your financial representative about how to keep your Portfolio Allocator model's allocations in line with your investment goals. Finally, changes in investment objectives or management of the underlying funds in the models may mean that, over time, the models no longer are consistent with their original investment goals.

If you elect an optional Living Benefit, you may elect a model that complies with the investment requirements of the optional Living Benefit and your model will be rebalanced quarterly. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

IMPORTANT INFORMATION ABOUT THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

The Portfolio Allocator models are not intended as investment advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a Portfolio Allocator model should be revised or whether it remains appropriate to invest in accordance with any particular Portfolio Allocator model.

The Polaris Portfolio Allocator program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Portfolio Allocator models may have been built. Also, allocation to a single asset class may outperform a model, so that you could have better investment returns investing in a single asset class than in a Portfolio Allocator model. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Portfolio Allocator model will perform well or that its performance will closely reflect that of the asset class it is designed to represent.


The Portfolio Allocator models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Portfolio Allocator models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Portfolio Allocator models can be obtained from your financial representative.



POLARIS PORTFOLIO ALLOCATOR MODELS
(EFFECTIVE APRIL 30, 2012)



----------------------------------------------------------------------------------------
         VARIABLE PORTFOLIOS            MODEL 1      MODEL 2      MODEL 3      MODEL 4
----------------------------------------------------------------------------------------
 American Funds Global Growth SAST        4.0%         6.0%         6.0%         7.0%
----------------------------------------------------------------------------------------
 American Funds Growth SAST               2.0%         2.0%         2.0%         3.0%
----------------------------------------------------------------------------------------
 American Funds Growth-Income SAST        2.0%         2.0%         2.0%         3.0%
----------------------------------------------------------------------------------------
 Capital Appreciation                     2.0%         2.0%         2.0%         3.0%
----------------------------------------------------------------------------------------
 Corporate Bond                           9.0%         8.0%         7.0%         1.0%
----------------------------------------------------------------------------------------
 Davis Venture Value                      4.0%         4.0%         4.0%         5.0%
----------------------------------------------------------------------------------------
 "Dogs" of Wall Street                    3.0%         3.0%         3.0%         3.0%
----------------------------------------------------------------------------------------
 Emerging Markets                         0.0%         1.0%         2.0%         3.0%
----------------------------------------------------------------------------------------
 Equity Opportunities                     2.0%         2.0%         2.0%         2.0%
----------------------------------------------------------------------------------------
 Foreign Value                            4.0%         5.0%         6.0%         8.0%
----------------------------------------------------------------------------------------
 Global Bond                              3.0%         3.0%         2.0%         2.0%
----------------------------------------------------------------------------------------
 Government and Quality Bond             10.0%         8.0%         7.0%         2.0%
----------------------------------------------------------------------------------------
 Growth-Income                            5.0%         5.0%         6.0%         8.0%
----------------------------------------------------------------------------------------
 Growth Opportunities                     1.0%         2.0%         3.0%         4.0%
----------------------------------------------------------------------------------------
 High-Yield Bond                          4.0%         2.0%         1.0%         0.0%
----------------------------------------------------------------------------------------
 International Diversified Equities       1.0%         2.0%         3.0%         3.0%
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 Invesco Van Kampen V.I. Comstock
  Fund, Series II Shares                  4.0%         4.0%         4.0%         5.0%
----------------------------------------------------------------------------------------
 Invesco Van Kampen V.I. Growth and
  Income Fund, Series II Shares           5.0%         5.0%         5.0%         6.0%
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 Lord Abbett Growth and Income            1.0%         1.0%         1.0%         2.0%
----------------------------------------------------------------------------------------
 Marsico Focused Growth                   0.0%         1.0%         2.0%         3.0%
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 MFS Massachusetts Investors Trust        5.0%         5.0%         6.0%         8.0%
----------------------------------------------------------------------------------------
 Mid-Cap Growth                           1.0%         1.0%         1.0%         2.0%
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 Real Estate                              2.0%         3.0%         4.0%         4.0%
----------------------------------------------------------------------------------------
 Real Return                             12.0%         8.0%         3.0%         0.0%
----------------------------------------------------------------------------------------
 Small & Mid Cap Value                    1.0%         2.0%         4.0%         5.0%
----------------------------------------------------------------------------------------
 Small Company Value                      1.0%         2.0%         2.0%         3.0%
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 Total Return Bond                       12.0%        11.0%        10.0%         5.0%
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                               TOTAL      100%         100%         100%         100%
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The Polaris Portfolio Allocator Models listed above are those that are currently available. The Models are reconfigured annually. However, once you invest in a Model, the percentages of your contract value allocated to each Variable Portfolio within a Model will not be changed by us. If you purchased your contract prior to April 30, 2012, any subsequent Purchase Payments will be invested in the same Model as your current investment and will not be invested in the Model allocations specified above unless you provide us with specific instructions to do so. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Model in line with your investment goals over time.



We reserve the right to change the Variable Portfolios and/or allocations to certain Variable Portfolios in each model to the extent that Variable Portfolios are liquidated, substituted, merged or otherwise reorganized.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS PORTFOLIO ALLOCATOR PROGRAM AT ANY TIME.


50%-50% COMBINATION MODEL PROGRAM

PROGRAM DESCRIPTION

The 50%-50% Combination Model Program, available at no additional cost, may be offered to you to assist in diversifying your investment across various asset classes. The 50%-50% Combination Model Program allows you to choose from one of the four 50%-50% Combination Models ("Combination Models") designed to assist in meeting your stated investment goals.

Each of the Combination Models allocate 50% of your investment in a Polaris Portfolio Allocator Model and the remaining 50% in a corresponding Managed Allocation Portfolio to attempt to match a stated investment time horizon and risk tolerance. Each Managed Allocation Portfolio is a Fund-of-Funds managed by Ibbotson. The 50% of your investment allocated to the Polaris Portfolio Allocator Model is considered "static" because the composition of the Polaris Portfolio Allocator Model will not be changed by us and is not actively managed. However, the 50% of your investment allocated to the Managed Allocation Portfolio is considered "active" because each Managed Allocation Portfolio is an Underlying Fund that Ibbotson manages in order to maintain the investment objective of the Managed Allocation Portfolio. FOR MORE INFORMATION, PLEASE SEE SEASONS SERIES TRUST AND POLARIS PORTFOLIO ALLOCATOR MODEL PROGRAM ABOVE.

ENROLLING AND INVESTING IN THE COMBINATION MODEL PROGRAM


You may enroll in the Combination Model Program by electing a Combination Model when you purchase your variable annuity or if after contract issue, by contacting our Annuity Service Center. You and your financial representative should determine the Combination Model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a Combination Model by providing a written reallocation request, calling our Annuity Service Center or logging into our website.

You may also choose to invest gradually into a Combination Model through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.

You may only invest in one Combination Model at a time and participation in the Combination Model Program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in the same Combination Model. If you attempt to split your investment between one or more Combination Models, your investment may no longer be consistent with the Combination Models' intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Combination Model, such an investment may no longer be consistent with the Combination Models' intended objectives and therefore, will effectively terminate your participation in the program.


You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the elected Combination Model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Combination Model, your investment may no longer be consistent with the Combination Model's intended objectives and therefore, will effectively terminate your participation in the program. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.


You can transfer 100% of your investment from one Combination Model to another Combination Model at any time; you will be transferred into the most current model available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM BELOW.


A subsequent Purchase Payment will be invested in the same Combination Model as your current investment unless we receive different instructions from you. You should consult with your financial representative to determine if you should update your allocation instructions, DCA target allocation instructions, and/or Automatic Asset Rebalancing Program instructions on file when you make a subsequent Purchase Payment.


If you elect the SunAmerica Income Plus Income Option with Custom Allocation, 10% of your initial Purchase Payment and subsequent Purchase Payment(s) will be allocated to the Secure Value Account and the remaining 90% may be invested in a Combination Model that complies with investment requirements. Your Combination Model will be rebalanced quarterly. You may not reallocate your money in the Secure Value Account to another Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

REBALANCING THE COMBINATION MODELS

You can elect to have your investment in the Combination Models rebalanced quarterly, semi-annually or annually to maintain the target asset allocation among the Variable Portfolios of the Combination Model you selected. If you make such an election to rebalance, both the allocation to the Polaris Portfolio Allocator Model and the Managed Allocation Portfolio will be rebalanced to equal the 50%-50% split discussed above. The investments in the Underlying Funds of each Managed Allocation Portfolio are not rebalanced as part of the Combination Model Program. PLEASE SEE SEASONS SERIES TRUST ABOVE.


Over time, the Combination Model you elect may no longer align with its original investment objective due to the effects of Underlying Fund performance and changes in the Underlying Funds' investment objectives. Therefore, if you do not elect to have your investment in the Combination Model rebalanced at least annually, then your investment may no longer be consistent with the Combination Model's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change over time. You should consult with your financial representative about how to keep your Portfolio Allocator model's allocations in line with your investment goals. Finally, changes in investment objectives or management of the underlying funds in the models may mean that, over time, the models no longer are consistent with their original investment goals.


IMPORTANT INFORMATION ABOUT THE COMBINATION MODEL PROGRAM

The Combination Model Program is not intended as ongoing or personalized advice about investing in the Variable Portfolios. We do not provide investment advice regarding whether a Combination Model should be selected or rebalanced or whether it remains appropriate for any individual to invest in accordance with any particular Combination Model as your investment needs change. The Combination Model Program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Combination Model may have been built. Also, allocation to a single asset class may outperform a Combination Model, so that you could have better investment returns investing in a single asset class than in a Combination Model. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Combination Model will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Combination Models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Combination Models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning a specific Combination Model can be obtained from your financial representative.

Below are the Combination Models available for election.

-----------------------------------------------------------------
 50%-50% COMBINATION
        MODEL          50% ALLOCATION TO:     50% ALLOCATION TO:
------------------------------------------- ---------------------
          1             Polaris Portfolio     Managed Allocation
                        Allocator Model 1          Balanced
------------------------------------------- ---------------------
          2             Polaris Portfolio     Managed Allocation
                        Allocator Model 2          Moderate
------------------------------------------- ---------------------
          3             Polaris Portfolio     Managed Allocation
                        Allocator Model 3       Moderate Growth
------------------------------------------- ---------------------
          4             Polaris Portfolio     Managed Allocation
                        Allocator Model 4           Growth
------------------------------------------- ---------------------


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE COMBINATION MODEL PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer's, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time. If telephone, fax and/or internet access is unavailable, you should make your transfer request in writing by U.S. Mail to our Annuity Service Center.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.


You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.


There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").


For example, if you made a transfer on August 16, 2011 and within the previous twelve months (from August 17, 2010 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2011 must be submitted by U.S. Mail (from August 17, 2011 through August 16,
2012).

U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts.

Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Automatic Asset Rebalancing typically involves shifting portions of your money into and out of investment options so that the resulting allocations are consistent with your current investment instructions. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if available, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.


If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if available, resulting from your transfer which will replace any previous rebalancing instructions you may have provided ("Default Rebalancing Instructions"). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.



If you elect an optional Living Benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. In addition, any amount of your investment allocated to the Secure Value Account cannot be rebalanced. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


You can access money in your contract by making a systematic, partial, or total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.


We deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period.

If you have elected an optional living benefit, you should consider the impact of your withdrawals on the benefit. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

FREE WITHDRAWAL AMOUNT

Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge at the time of the withdrawal if it is taken during the withdrawal charge period. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals and withdrawal charges. As a result, if you surrender your contract in the future while withdrawal charges are still applicable, you will not receive the benefit of any previous free withdrawals upon a full surrender for the purpose of calculating the withdrawal charge.

Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule that are in excess of your free withdrawal amount will result in a withdrawal charge. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the annual free withdrawal amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.

When you make a partial withdrawal, we deduct it from any remaining annual free withdrawal amount first, next from remaining Purchase Payments on a first-in, first-out basis, and then from any remaining contract value. This means that you can also access your Purchase Payments that are no longer subject to withdrawal charges before those Purchase Payments that are still subject to withdrawal charges.


Your annual free withdrawal amount is the greater of:


     1) 10% of remaining Purchase Payments not yet withdrawn each contract year, and still subject to withdrawal charges; or

     2) The Maximum Annual Withdrawal Amount not yet withdrawn each contract year, if you elected a Living Benefit.


If you are taking required minimum distributions ("RMD") applicable to this contract only, current company practice is to waive any withdrawal charges applicable to those withdrawals.


The annual amounts withdrawn free of a withdrawal charge do not reduce the amount you invested for purposes of calculating the withdrawal charges (total Purchase Payments still subject to withdrawal charges). As a result, if you surrender your contract in the future while withdrawal charges are still applicable, any previous annual free withdrawal amount in the current contract year would then be subject to applicable withdrawal charges. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. If, in any contract year, you choose to take less than the full 10% free withdrawal amount, as described above, or the Maximum Annual Withdrawal Amount, if allowed under the Living Benefit you elected, then you may not carry over the unused amount as an annual free withdrawal in subsequent years.

We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. PLEASE SEE EXPENSES BELOW. For the purpose of calculating the withdrawal charge if you are surrendering your contract, any prior free withdrawal amount in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no Payment Enhancements and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:
    A=Your contract value at the time of your request for withdrawal ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
      ($100,000)
    C=The withdrawal charge percentage applicable to the age of each Purchase
      Payment (assuming 8% is the applicable percentage) [B x C=$8,000]
    D=Your full contract value ($82,000) available for total withdrawal

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.


Under most circumstances, the minimum amount you can withdraw is $1,000. We require that the value left in any Variable Portfolio or available Fixed Account be at least $100, after the withdrawal and your total contract value must be at least $2,500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.


Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners; (5) we are on notice that this contract is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $2,500 remaining in your contract at all times, or withdrawals may be discontinued. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the free withdrawal amount permitted each year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.

Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made during the confinement period while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit with your withdrawal request to the Annuity Service Center, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60-day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with 60 days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

If you elected an optional living benefit, withdrawals taken under the parameters of the feature that reduce contract value below the Minimum Contract Value will not terminate your contract. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OVERVIEW OF LIVING BENEFITS

The optional Living Benefits are designed to help you create a guaranteed income stream based on a series of withdrawals you may take from your contract that may last as long as you live, or as long as you and your spouse live. As long as you take these withdrawals within the parameters of the Living Benefit, you may receive a guaranteed income stream for life even if the entire contract value has been reduced to zero. Alternatively, you should know that you may also receive annuity income payments for life if you annuitize your contract. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

You may elect one of the optional Living Benefits, all of which are guaranteed minimum withdrawal benefits, for an additional fee. Living Benefits may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on this protection as the benefit's value is dependent on your contract's performance, your withdrawal activity and your longevity. Though the optional Living Benefits offer additional protections, the additional fee associated with the benefits has the impact of reducing the net investment return.

Please read carefully the more detailed description of each Living Benefit following the summary for information regarding how the benefit works, its availability, applicable restrictions, fees and additional considerations. YOU SHOULD CONSIDER EACH LIVING BENEFIT THOROUGHLY AND UNDERSTAND IT COMPLETELY BEFORE ELECTING.

Below is a summary of the key features of the two optional Living Benefits offered in your contract followed by a glossary of defined terms used to describe the Living Benefits.

SUNAMERICA INCOME PLUS(R) offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the contract's highest Anniversary Value, or an annual Income Credit. If you elect SunAmerica Income Plus, you may choose from Income Option 1, 2 or 3 or the Income Option with Custom Allocation.

The annual 6% Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years. The 6% Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Income Base and not greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. After the first 12 years, only the highest Anniversary Value increase may be available. In addition, if you do not take any withdrawals during the first 12 years, you will be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

SUNAMERICA INCOME BUILDER(R) offers guaranteed lifetime income and the opportunity to increase income by locking in the greater of either the contract's highest Anniversary Value, or an annual Income Credit.

The annual 8% Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years. The 8% Income Credit is only available in years when no withdrawals are taken. After the first 12 years, only the highest Anniversary Value increase may be available. In addition, if you do not take any withdrawals during the first 12 years, you will be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

GENERAL INFORMATION APPLICABLE TO ALL LIVING BENEFITS

You must invest in accordance with investment requirements outlined below.

Living Benefits may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The Living Benefits guarantee that only certain Purchase Payments received during the contract's first 2 years are included in the Income Base.

These optional Living Benefits are designed for individuals and spouses. Thus, if a contract is owned by non-spousal joint Owners, Domestic Partners or Same-Sex Spouses who jointly own a contract and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the Living Benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

Certain living benefits are no longer offered or have changed since first being offered. IF YOUR CONTRACT WAS ISSUED PRIOR TO JANUARY 23, 2012, PLEASE SEE APPENDIX E FOR DETAILS REGARDING THOSE BENEFITS.

LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE
The contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments (defined below). Payment Enhancements, if any, and Continuation Contributions, if any, are included in the calculation of Anniversary Values. PLEASE SEE SPOUSAL CONTINUATION BELOW.

BENEFIT EFFECTIVE DATE
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.

BENEFIT QUARTER
Each consecutive 3 month period starting on the Benefit Effective Date.

BENEFIT QUARTER ANNIVERSARY

The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.

BENEFIT YEAR
Each consecutive one year period starting on the Benefit Effective Date.

BENEFIT YEAR ANNIVERSARY
The date on which each Benefit Year begins.

CONTRACT YEAR
Each consecutive one year period starting on the contract issue date.

COVERED PERSON(S)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.

ELIGIBLE PURCHASE PAYMENTS
Eligible Purchase Payments are Purchase Payments, or portions thereof, made on or after the Benefit Effective Date as shown in the table below and are included in the calculation of the Income Base and Income Credit Base (defined below). The calculation of Eligible Purchase Payments does not include Income Credits (defined below), Payment Enhancements, if applicable, or the Continuation Contribution, if any. However, Payment Enhancements, if applicable, and Continuation Contributions, if any, are included in the calculation of Anniversary Values. PLEASE SEE SPOUSAL CONTINUATION BELOW. Total Purchase Payments are limited to $1,500,000 without prior Company approval.

---------------------------------------------------------------
        FIRST                         SUBSEQUENT
    CONTRACT YEAR                   CONTRACT YEARS
--------------------- -----------------------------------------
   100% of Purchase     Purchase Payments received in contract
   Payments received      year 2, capped at 100% of Purchase
                        Payments received in the first contract
                                         year
--------------------- -----------------------------------------


EXAMPLE: If you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 in year 2 for a grand total maximum of $200,000 of Eligible Purchase Payments.

EXCESS WITHDRAWAL
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year which exceeds the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base. This withdrawal may include, but is not limited to, any withdrawal in a Benefit Year taken after the maximum amount allowed. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.

INCOME BASE
The Income Base is used to determine the fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero.

INCOME CREDIT
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:


------------------------------------------------------------------------------------
                            INCOME CREDIT
                                (AS A
                            PERCENTAGE OF
                                 THE
         OPTIONAL           INCOME CREDIT                    INCOME
      LIVING BENEFIT            BASE)                  CREDIT AVAILABILITY
------------------------------------------------------------------------------------
  SunAmerica Income Plus          6%          Available during the first 12 Benefit
                                            Years -- the Income Credit is reduced in
                                                   years withdrawals are taken
------------------------------------------------------------------------------------
  SunAmerica Income               8%          Available during the first 12 Benefit
  Builder                                   Years -- the Income Credit is eliminated
                                                in years any withdrawal is taken
------------------------------------------------------------------------------------



INCOME CREDIT BASE
The Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.

INCOME CREDIT PERIOD
The period of time over which we calculate the Income Credit.

INELIGIBLE PURCHASE PAYMENTS
Purchase Payments, or portions thereof, received after the 2nd contract year, or that are in excess of the caps discussed in the table under "ELIGIBLE PURCHASE PAYMENTS" above.

INVESTMENT REQUIREMENTS
We will allocate a certain percentage of every Purchase Payment and Continuation Contribution, if any, to the Secure Value Account. The remaining amount of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined below.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.


MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE

The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year while the contract value is greater than zero.

MINIMUM INCOME BASE
The guaranteed minimum amount equal to 200% of the first Benefit Year's Eligible Purchase Payments to which the Income Base will be increased on the 12th Benefit year Anniversary provided no withdrawals are taken before the 12th Benefit Year Anniversary.

PROTECTED INCOME PAYMENT
The amount to be paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.

PROTECTED INCOME PAYMENT PERCENTAGE

The percentage used to determine the Protected Income Payment.

SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER

How do SunAmerica Income Plus and SunAmerica Income Builder work?

Both Living Benefits lock in the greater of two values to determine the Income Base. The Income Base is the basis for the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Eligible Purchase Payment. While the Income Base is greater than zero, the Income Base is automatically locked in on each Benefit Year Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the current Income Base increased by any available Income Credit.

There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be increased to equal at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). PLEASE SEE "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" BELOW.

What determines the amount I can receive each year?

The amount that you receive depends on which Living Benefit you have elected, the income option you have elected, whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of the first withdrawal and whether your contract value is greater than or equal to zero. You must choose a feature and income option, if applicable, at the time you purchase your contract and your election may not be changed thereafter. Please see the table below for the income options available to you. If you purchased your contract through certain broker-dealers, all income options may not be available to you.

While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base or Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of first withdrawal and the income option elected.


If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on (1) the income option you elected, (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal and (4) for those taking withdrawals before age 65, if applicable under the income option elected, whether a highest Anniversary Value is attained after the Covered Person(s)' 65th birthday. PLEASE SEE "WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO WHILE THE INCOME BASE IS GREATER THAN ZERO?" AND "WHAT HAPPENS TO MY LIVING BENEFIT UPON THE LATEST ANNUITY DATE?" BELOW.


------------------------------------------------------------------------------------------------------
                    NUMBER OF
                 COVERED PERSONS                    SUNAMERICA      SUNAMERICA      SUNAMERICA
                   AND AGE OF                       INCOME PLUS     INCOME PLUS     INCOME PLUS
                 COVERED PERSON                       INCOME          INCOME          INCOME
              AT FIRST WITHDRAWAL*                   OPTION 1        OPTION 2        OPTION 3
------------------------------------------------------------------------------------------------------
 One Covered Person (Age 64 and Younger)            6.0% / 3.0%**   6.0% / 3.0%**  4.0%  /  4.0%
------------------------------------------------------------------------------------------------------
 One Covered Person (Age 65 and Older)              6.0% / 4.0%     7.0% / 3.0%    5.25% / 5.25%
------------------------------------------------------------------------------------------------------
 Two Covered Persons (Age 64 and Younger)           5.5% / 3.0%***  5.5% / 3.0%*** 3.5%  /  3.5%
------------------------------------------------------------------------------------------------------
 Two Covered Person (Age 65 and Older)              5.5% / 4.0%     6.5% / 3.0%    4.75% / 4.75%
------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------
                                                      SUNAMERICA
                     NUMBER OF                       INCOME PLUS
                  COVERED PERSONS                   INCOME OPTION
                    AND AGE OF                           WITH
                  COVERED PERSON                        CUSTOM
               AT FIRST WITHDRAWAL*                   ALLOCATION
----------------------------------------------------------------------
 One Covered Person (Age 64 and Younger)             5.0% / 3.0%**
----------------------------------------------------------------------
 One Covered Person (Age 65 and Older)               5.0% / 4.0%
----------------------------------------------------------------------
 Two Covered Persons (Age 64 and Younger)            4.5% / 3.0%***
----------------------------------------------------------------------
 Two Covered Person (Age 65 and Older)               4.5% / 4.0%
----------------------------------------------------------------------



----------------------------------------------------------------------
                     NUMBER OF
                  COVERED PERSONS
                    AND AGE OF                        SUNAMERICA
                  COVERED PERSON                        INCOME
               AT FIRST WITHDRAWAL*                    BUILDER
----------------------------------------------------------------------
 One Covered Person (Age 64 and Younger)             4.0% / 4.0%
----------------------------------------------------------------------
 One Covered Person (Age 65 and Older)               5.0% / 5.0%
----------------------------------------------------------------------
 Two Covered Persons (Age 64 and Younger)            3.5% / 3.5%
----------------------------------------------------------------------
 Two Covered Person (Age 65 and Older)               4.5% / 4.5%
----------------------------------------------------------------------


       THE FIRST PERCENTAGE REPRESENTS THE MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE AND THE SECOND PERCENTAGE REPRESENTS THE PROTECTED INCOME PAYMENT PERCENTAGE FOR EACH OF THE OPTIONS SHOWN.

    * If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.

   ** If One Covered Person is elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the Covered Person's 65th birthday.

   *** If Two Covered Persons are elected, the Protected Income Payment
       Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the younger Covered Person's 65th birthday.

Are there investment requirements if I elect a Living Benefit?


If you elect SunAmerica Income Plus Income Option 1, 2 or 3 or SunAmerica Income Builder, we will allocate 20% of every Purchase Payment, Payment Enhancement, if applicable, and Continuation Contribution, if any, to the Secure Value Account. If you elect the SunAmerica Income Plus Income Option with Custom Allocation, we will allocate 10% of every Purchase Payment, Payment Enhancement, if any, and Continuation Contribution, if any, to the Secure Value Account. The crediting interest rate on amounts allocated to the Secure Value Account will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless SunAmerica Income Plus or SunAmerica Income Builder have been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to another DCA Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends.


If you elect SunAmerica Income Plus Income Option 1, 2 or 3 or SunAmerica Income Builder, the remaining 80% of your initial Purchase Payment is allocated to the Dynamic Allocation Portfolio or a DCA Fixed Account if you elect to dollar cost average into the Dynamic Allocation Portfolio. Subsequently, you may provide allocation instructions to invest the remaining 80% of every Purchase Payment and Continuation Contribution, if any, among the Variable Portfolios and available DCA Fixed Accounts, as follows:


---------------------------------------------------------------
--------------------- -----------------------------------------
 INITIAL ALLOCATION    80% of your assets are allocated to the
                       Dynamic Allocation Portfolio or a DCA
                       Fixed Account where the target
                       allocation is the Dynamic Allocation
                       Portfolio.
--------------------- -----------------------------------------
 INVESTMENT OPTIONS    You may allocate the remaining 80% of
 AVAILABLE FOR         your assets among the following
 ALLOCATION AFTER      investment options:
 YOUR CONTRACT IS
 ISSUED                Cash Management
                       Corporate Bond
                       Global Bond
                       Government and Quality Bond
                       Real Return
                       SunAmerica Dynamic Allocation Portfolio
                       Total Return Bond

                       DCA FIXED ACCOUNTS*
                       6-Month DCA
                       1-Year DCA
                       2-Year DCA
---------------------------------------------------------------


* You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

If you elect the SunAmerica Income Plus Income Option with Custom Allocation, the remaining 90% of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment requirements in one of four ways as outlined below.

SUNAMERICA INCOME PLUS INCOME OPTION WITH CUSTOM ALLOCATION -- CHECK-THE-BOX OPTIONS

After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested in accordance with Option 1, 2 or 3 as follows:

------------------------------------------------------------------------------
---------------- -------------------------------------------------------------
 Check-the-Box    Invest in one of three available Polaris Portfolio Allocator
 Option 1         Models:
                    Model 1, Model 2 or Model 3
                  or
                  Invest in one of three available 50%-50% Combination Models:
                    Model 1, Model 2 or Model 3
---------------- -------------------------------------------------------------
 Check-the-Box    Invest in one or more of the following balanced Variable
 Option 2         Portfolios:
                    American Funds Asset Allocation SAST
                    Asset Allocation
                    Balanced
                    Franklin Income Securities Fund
                    Managed Allocation Balanced
                    Managed Allocation Moderate
                    Managed Allocation Moderate Growth
                    MFS Total Return
                    SunAmerica Dynamic Allocation Portfolio
---------------- -------------------------------------------------------------
 Check-the-Box    Invest in the Cash Management Variable Portfolio
 Option 3
------------------------------------------------------------------------------


SUNAMERICA INCOME PLUS INCOME OPTION WITH CUSTOM ALLOCATION -- BUILD-YOUR-OWN OPTION

After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested among the Variable Portfolios and available DCA Fixed Accounts, as follows:



------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT              AND/OR DCA FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. BOND, CASH AND         Minimum 20%      Cash Management
    DCA FIXED              Maximum 90%      Corporate Bond
    ACCOUNTS                                Global Bond
                                            Government and Quality Bond
                                            Real Return
                                            Total Return Bond

                                            DCA FIXED ACCOUNTS*
                                            6-Month DCA
                                            1-Year DCA
------------------------------------------------------------------------------------
 B. EQUITY**               Minimum 0%       Aggressive Growth
                           Maximum 70%      Alliance Growth
                                            American Funds Asset Allocation SAST
                                            American Funds Global Growth SAST
                                            American Funds Growth SAST
                                            American Funds Growth-Income SAST
                                            Asset Allocation
                                            Balanced
                                            Blue Chip Growth
                                            Capital Appreciation
                                            Davis Venture Value
                                            "Dogs" of Wall Street
                                            Equity Opportunities
                                            Foreign Value
                                            Franklin Income Securities Fund
                                            Franklin Templeton VIP Founding
                                              Funds Allocation Fund
                                            Fundamental Growth
                                            Global Equities
                                            Growth
                                            Growth-Income
                                            High-Yield Bond
                                            International Diversified Equities
                                            International Growth and Income
                                            Invesco Van Kampen V.I. American
                                              Franchise Fund, Series II Shares
                                            Invesco Van Kampen V.I. Comstock
                                              Fund, Series II Shares
                                            Invesco Van Kampen V.I. Growth and
                                              Income Fund, Series II Shares
                                            Lord Abbett Growth and Income
                                            Managed Allocation Balanced
                                            Managed Allocation Growth
                                            Managed Allocation Moderate
                                            Managed Allocation Moderate Growth
                                            Marsico Focused Growth
                                            MFS Massachusetts Investors Trust
                                            MFS Total Return
                                            Small & Mid Cap Value
                                            SunAmerica Dynamic Allocation Portfolio
                                            Telecom Utility
------------------------------------------------------------------------------------
 C. LIMITED EQUITY         Minimum 0%       Capital Growth
                           Maximum 10%      Emerging Markets
                                            Growth Opportunities
                                            Mid-Cap Growth
                                            Natural Resources
                                            Real Estate
                                            Small Company Value
                                            Technology
------------------------------------------------------------------------------------




* You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

**    Not all funds listed in the Equity group invest in equity markets.

How do my investment requirements impact my feature and contract?

Before you elect a Living Benefit, you and your financial representative should carefully consider whether the investment requirements associated with the Living Benefits meet your investment objectives and risk tolerance.


The investment requirements may reduce the need to rely on the guarantees provided by these Living Benefits because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively.


We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations of the investment options.

Your allocation instructions for the amount not invested in the Secure Value Account accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.

REBALANCING AND INVESTMENT REQUIREMENTS

We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.

Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer ("Default Rebalancing Instructions") which will replace any previous rebalancing instructions you may have provided.

If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM ABOVE.


We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program. PLEASE SEE "WHAT HAPPENS TO THE SECURE VALUE ACCOUNT AND AUTOMATIC ASSET REBALANCING PROGRAM INSTRUCTIONS IF I ELECT TO CANCEL SUNAMERICA INCOME PLUS OR SUNAMERICA INCOME BUILDER?" BELOW.

What are the factors used to calculate SunAmerica Income Plus and SunAmerica Income Builder?

The benefit offered by SunAmerica Income Plus and SunAmerica Income Builder is calculated by considering the factors described below.

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS. It is important to note that only Purchase Payments made during the first 2 contract years are taken into consideration in determining the Eligible Purchase Payments. If you anticipate that you will be making Purchase Payments after the first 2 contract years, you should know that those Purchase Payments will not be included in the calculation of the Eligible Purchase Payments or Anniversary Values.

SECOND, we consider the INCOME CREDIT PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; and (2) Eligible Purchase Payments.


FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. The Income Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals. If you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be increased to at least the MINIMUM INCOME BASE on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of your first Benefit Year's Eligible Purchase Payments.


FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

SIXTH, we determine the INCOME CREDIT.


If you elect SUNAMERICA INCOME PLUS, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. The Income Credit Percentage is reduced but not eliminated in any Benefit Year in which cumulative withdrawals during the preceding Benefit Year are less than 6% of the Income Base and not greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected.


For example, if you elected SunAmerica Income Plus Income Option 1 for one Covered Person and take cumulative withdrawals that are equal to 4% of the Income Base in the preceding Benefit Year, the Income Credit Percentage on the Benefit Year Anniversary is reduced from 6% to 2%. However, if you take cumulative withdrawals in the preceding Benefit Year that are equal to or greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected, the Income Credit Percentage for that Benefit Year Anniversary is equal to zero. For example, if you elected two Covered Persons and take cumulative withdrawals that are equal to 6.6% of the Income Base in the preceding Benefit Year, the Income Credit Percentage on the Benefit Year Anniversary is reduced to zero because the withdrawal is in excess of the Maximum Annual Withdrawal Amount applicable to two Covered Persons.

If you elect SUNAMERICA INCOME BUILDER, the Income Credit is equal to 8% of the Income Credit Base, on each Benefit Year Anniversary during the Income Credit Period. The Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Income Base on your second Benefit Year Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Income Base on your third Benefit Year Anniversary.

SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base, if applicable. If your contract value is reduced to zero but your Income Base is greater than zero, the PROTECTED INCOME PAYMENT PERCENTAGE represents the percentage of the Income Base you will receive each Benefit Year thereafter.

The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s) at the time of first withdrawal; and 3) the income option elected. Additionally, if applicable to the income option you elect, the Protected

Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new highest Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.

Please see the table under "WHAT DETERMINES THE AMOUNT I CAN RECEIVE EACH YEAR?" above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.

EIGHTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the PROTECTED INCOME PAYMENT is determined by multiplying the Income Base by the applicable Protected Income Payment Percentage.

FINALLY, we determine the EXCESS WITHDRAWALS, PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER?" BELOW.

How can the Income Base and Income Credit Base be increased?

On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. In addition, the Income Base will be increased to at least the Minimum Income Base on the 12th Benefit Year Anniversary provided no withdrawals have been taken before that anniversary.

On each Benefit Year Anniversary during the Income Credit Period, the Income Credit Base is automatically increased to the highest Anniversary Value, if the Income Base is increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.

Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Eligible Purchase Payments increase your Income Base and Income Credit Base at the time they are received. SINCE HIGHEST ANNIVERSARY VALUES ARE DETERMINED ONLY ON THE BENEFIT YEAR ANNIVERSARIES, YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR CONTRACT VALUE IS HIGHER ON DAYS OTHER THAN THE BENEFIT YEAR ANNIVERSARIES.

If the contract value has been reduced to zero, the Income Base will no longer be recalculated on each Benefit Year Anniversary. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER?" BELOW.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?

INCREASES IN THE INCOME BASE

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year Anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.

DECREASES IN THE INCOME BASE

Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER?" BELOW.

What are the effects of withdrawals on SunAmerica Income Plus and SunAmerica Income Builder?

The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be increased to the Minimum Income Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

The impact of withdrawals on specific factors is further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base and Income Credit Base could be more or less than a dollar-for-dollar reduction.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

     PROTECTED INCOME PAYMENT: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. PLEASE SEE "WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO WHILE THE INCOME BASE IS GREATER THAN ZERO?" BELOW.

All withdrawals from the contract, including withdrawals taken under these Living Benefits, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. In addition, withdrawals under these Living Benefits will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. Partial withdrawals under these Living Benefits must be deducted proportionately from each Variable Portfolio and Fixed Account in which you are invested. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.

What is the fee for SunAmerica Income Plus and SunAmerica Income Builder?


The fee for SunAmerica Income Plus and SunAmerica Income Builder is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION REGARDING THE ASSESSMENT OF THE FEE. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:


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                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                         INITIAL       MAXIMUM       MINIMUM        EACH
      NUMBER OF        ANNUAL FEE    ANNUAL FEE    ANNUAL FEE      BENEFIT
   COVERED PERSONS        RATE          RATE          RATE        QUARTER*
----------------------------------------------------------------------------
 One Covered Person       1.10%         2.20%         0.60%       +/-0.25%
----------------------------------------------------------------------------
 Two Covered Persons      1.35%         2.70%         0.60%       +/-0.25%
----------------------------------------------------------------------------


* The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25% / 4).

The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.

Due to the investment requirements associated with the election of a living benefit, a portion of your assets may be invested in the SunAmerica Dynamic Allocation Portfolio. The SunAmerica Dynamic Allocation Portfolio utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the market is in a prolonged state of higher volatility, your fee rate may be increased and the SunAmerica Dynamic Allocation Portfolio may decrease its exposure to equity markets, thereby reducing the likelihood that you will achieve a higher Anniversary Value. Similarly, when the market is in a prolonged state of lower volatility, your fee rate may be decreased and the SunAmerica Dynamic Allocation Portfolio may increase its exposure to equity markets.

Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract. PLEASE SEE APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLE OF THE SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE BELOW.

Since the fee rate is assessed against the Income Base, an increase in the Income Base due to an addition of an Income Credit, attaining a higher Anniversary Value or an addition of subsequent Eligible Purchase Payments will result in an increase to the amount of the fee you pay, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit, and in certain instances, the value of the Income Credit may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether or not you take any withdrawals.

If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

What happens if the contract value is reduced to zero while the Income Base is greater than zero?

If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR CONTRACT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH THE LIVING BENEFIT WILL TERMINATE.

If your contract value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract. In addition, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.

When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:

     1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any option mutually agreeable between you and us.

Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.

PLEASE SEE ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO ALL OPTIONAL LIVING BENEFITS BELOW FOR MORE INFORMATION REGARDING SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER.

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   ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO ALL OPTIONAL LIVING BENEFITS
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When and how may I elect a Living Benefit?

You may elect a Living Benefit at the time of contract issue (the "Benefit Effective Date"). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, Covered Persons must meet the age requirement. The age requirement varies depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                                 MINIMUM               MAXIMUM
                                                   AGE                   AGE
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
             Joint Owners(1)                       45                    80
------------------------------------------------------------------------------------

IF YOU ELECT TWO COVERED PERSONS:

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                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE      MAXIMUM AGE      MINIMUM AGE      MAXIMUM AGE
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   Joint Owners(2)           45               80               45               80
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   One Owner with            45               80               45             N/A(3)
 Spousal Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
   One Owner with            45               80               45             N/A(3)
 Spousal Beneficiary
----------------------------------------------------------------------------------------


(1) Based on the age of the older Owner.

(2) Based on the age of the younger Joint Owner.

(3) The age requirement is based solely on the single owner for purposes of issuing the contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?

As the original owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal.

Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your withdrawals must be set up on the Systematic Withdrawal Program for RMDs administered by our Annuity Service Center.

We will provide RMD favorable treatment, once each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by us. Therefore, if you are transferring from another company and are already 70 1/2, you should take the current tax year's RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning 70 1/2, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of age 70 1/2, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.

If you have elected SunAmerica Income Plus and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Income Base, an Income Credit will be included in determining any Income Base increase in that Benefit Year.

If you have elected SunAmerica Income Builder, no Income Credit will be included in the calculation of the Income Base when an RMD is taken.

What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.

What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons?

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract with the Living Benefit and its corresponding fee.

The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. PLEASE SEE "HOW DO SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER WORK?" ABOVE.


If spousal continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for highest Anniversary Value or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero. The Continuing Spouse is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Benefit Effective Date.

Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW.

What happens to my Living Benefit upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you begin the Income Phase and therefore, you must select one of the following annuity income options:

     1. Annuitize the contract value under the contract's annuity provisions (please see ANNUITY INCOME OPTIONS below); or


     2. Annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date for a fixed period while you are alive. The fixed period is determined by dividing the contract value on the Latest Annuity Date by the Maximum Annual Withdrawal Amount. Any applicable Premium Taxes will be deducted from the contract value prior to determining the fixed period. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by the applicable Protected Income Payment Percentage, paid until the death(s) of the Covered Person(s). The Maximum Annual Withdrawal Amount fixed period payments and the subsequent Protected Income Payments will be divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you.


     3. Any annuity income option mutually agreeable between you and us.

Once you begin the Income Phase by electing one of the annuity income payment options above, the Income Base will no longer be adjusted either for highest Anniversary Values or additional Income Credits.

If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Option 2 above.

Can I elect to cancel my Living Benefit?

The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.

---------------------------------------------------------
  CANCELLATION
     REQUEST                   CANCELLATION
    RECEIVED                  EFFECTIVE DATE
---------------------------------------------------------
    Years 1-5          5th Benefit Year Anniversary
---------------------------------------------------------
     Years 5+      Benefit Quarter Anniversary following
                  the receipt of the cancellation request
---------------------------------------------------------


Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefits will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.

If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. After the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.

What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel SunAmerica Income Plus or SunAmerica Income Builder?

Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available in the state in which your contract was issued, amounts will be transferred to the Cash Management Variable Portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. Purchase Payments will no longer be allocated to the Secure Value Account after cancellation.

The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of the SunAmerica Income Plus or SunAmerica Income Builder. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or Cash Management Variable Portfolio, as applicable, will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center.

Are there circumstances under which my Living Benefit will be automatically cancelled?

The Living Benefit will automatically be cancelled upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Termination or surrender of the contract; or

     3. A death benefit is paid resulting in the contract being terminated; or

     4. An Excess Withdrawal that reduces the contract value and Income Base to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.


Under these circumstances, the fee for the Living Benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the Living Benefit as described under "CAN I ELECT TO CANCEL MY LIVING BENEFIT?" above.


Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

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                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

If the contract is owned by a trust or any other non-natural person, we will treat the death of the Primary Annuitant as the death of any Owner.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.


You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. Joint Annuitants, if any, when the Owner is a non-natural person shall be each other's sole Beneficiary, except when the Owner is a charitable remainder trust. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.


If any contract is owned by a trust, whether as an agent for a natural person or otherwise, you should consider the contractual provisions that apply, including provisions that apply in the event of the death or change of an Annuitant, in determining whether the contract is an appropriate trust investment. You may wish to consult with your tax and/or legal adviser.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

For contracts in which the aggregate of all Purchase Payments in contracts issued by SunAmerica Annuity and/or US Life to the same Owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death received by us in Good Order, we pay a lump sum death benefit by check to the Beneficiary's address of record.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.


BENEFICIARY CONTINUATION PROGRAMS



EXTENDED LEGACY PROGRAM



The Extended Legacy Program, if available, can allow a Beneficiary to an existing contract issued by the Company to take the death benefit amount in the form of withdrawals over a longer period of time, with the flexibility to withdraw more than the IRS required minimum distribution. The Beneficiary may elect the Extended Legacy Program on the Death Claim Form. The Extended Legacy Guide includes important information regarding the program and may be requested from the Annuity Service Center.



We will send the Beneficiary a prospectus which describes the investment options and administrative features available under the Extended Legacy Program along with the Extended Legacy Guide. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased. Upon election of the Extended Legacy Program, the contract continues in the original Owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy Program if he/she has already elected another settlement option.



If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.



There are certain restrictions applicable to the Extended Legacy Program. The Extended Legacy Program cannot be elected with rollover contracts from other companies. No Purchase Payments are permitted. Living Benefits and Death Benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted. In the event of the Beneficiary's death, any remaining contract value will be paid to the person(s) named by the Beneficiary. The contract may not be assigned and ownership may not be changed or jointly owned.



We may offer Variable Portfolios currently available under the Separate Account to the Beneficiary upon election of the Extended Legacy Program. These Variable Portfolios may differ from those available to the original Owner; in addition, the Variable Portfolios may be of a different share class subject to higher 12b-1 fees. The Beneficiary may transfer funds among the Variable Portfolios. Any Fixed Accounts that may have been available to the original Owner will no longer be available for investment to the Beneficiary.



If the Beneficiary elects the Extended Legacy Program, we will charge a lower annual Separate Account Charge of 1.15%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges. Additionally, the Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.



5-YEAR SETTLEMENT OPTION



The Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by December 31st of the year containing the fifth anniversary of death. For IRAs, the 5-year settlement option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).



INHERITED ACCOUNT PROGRAM



The Inherited Account Program, if available, can allow a beneficiary of another company's annuity contract to transfer their inherited IRA or inherited Non-Qualified deferred annuity to fund a new contract issued by the Company. The beneficiary of the transferred contract may elect the Inherited Account Program on the Inherited Account and Required Minimum Distribution Election Form along with a new contract application. The beneficiary of the transferred contract becomes the Owner of the contract issued by us.



There are certain restrictions applicable to the Inherited Account Program. No Purchase Payments are permitted after the contract has been issued. Optional Living Benefits cannot be elected under the Inherited Account Program. The contract may not be assigned and ownership may not be changed or jointly owned.



The Internal Revenue Code requires minimum distributions from inherited IRAs and inherited Non-Qualified annuity contracts. Once the contract is issued, a systematic withdrawal program must be established and cannot be terminated.



The contract issued is subject to the same fees and charges applicable to any Owner of the contract, including withdrawal charges. All Variable Portfolios and available Fixed Accounts offered by the contract are available for investment. You may transfer funds among the investment options. Upon your death, your designated Beneficiary will receive the standard death benefit, unless you elect an optional death benefit at contract issue, for an additional fee.



PLEASE CONSULT A QUALIFIED ADVISER REGARDING TAX IMPLICATIONS ABOUT YOUR PARTICULAR CIRCUMSTANCES IF YOU ARE CONSIDERING ONE OF THESE BENEFICIARY CONTINUATION OPTIONS.


DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.

The term "Withdrawal Adjustment" is used, if you have elected a Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.

We have filed a pending application requesting the required exemptive relief with the Securities and Exchange Commission ("SEC") to permit the recapture of Payment Enhancements from the death benefit amount if death occurs during the first 12 months following the contract issue date as further described below. We will not recapture the Payment Enhancement if a death occurs in the first 12 months following the contract issue date until we receive such an exemptive order.

WHEN CALCULATING THE DEATH BENEFIT, WE WILL DEDUCT THE PAYMENT ENHANCEMENT FROM THE CONTRACT VALUE AND THE MAXIMUM ANNIVERSARY VALUE, IF APPLICABLE, IF THE OWNER'S DATE OF DEATH IS WITHIN 12 MONTHS OF A PAYMENT ENHANCEMENT BEING CREDITED TO YOUR CONTRACT. WE WILL NOT DEDUCT THE PAYMENT ENHANCEMENT FROM THE CONTRACT VALUE AND MAXIMUM ANNIVERSARY VALUE, IF APPLICABLE, UPON A SPOUSAL CONTINUATION IF THE ORIGINAL OWNER'S DATE OF DEATH IS WITHIN 12 MONTHS OF A PAYMENT ENHANCEMENT BEING CREDITED TO THE CONTRACT. HOWEVER, IF THE CONTINUING SPOUSE'S DATE OF DEATH IS WITHIN 12 MONTHS OF A PAYMENT ENHANCEMENT BEING ALLOCATED TO THE CONTRACT, WE WILL DEDUCT THE PAYMENT ENHANCEMENT FROM CONTRACT VALUE AND MAXIMUM ANNIVERSARY VALUE, IF APPLICABLE, WHEN CALCULATING THE DEATH BENEFIT PAYABLE TO THE CONTINUING SPOUSE'S BENEFICIARY.

DEATH BENEFIT OPTIONS

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether you have also elected one of the Living Benefits described above.

STANDARD DEATH BENEFIT

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITHOUT ELECTION OF A LIVING
BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITH ELECTION OF A LIVING
BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Purchase Payments reduced by:

          a. any Withdrawal Adjustments, as defined above, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, as defined above, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

For an additional fee, you may elect the optional Maximum Anniversary Value death benefit described below which can provide greater protection for your beneficiaries. You may only elect the optional Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional Maximum Anniversary Value death benefit is 0.25% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 81st birthday.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments including the Payment Enhancement, if applicable, received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Purchase Payments reduced by:

          a. any Withdrawal Adjustments, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments including the Payment Enhancement, if applicable, received since that contract anniversary; and reduced by:

          a. any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          The anniversary value for any year is equal to the contract value on the applicable anniversary.



SPOUSAL CONTINUATION


The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the IRC. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract.

The Continuing Spouse may not terminate the optional Maximum Anniversary Value death benefit.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original Owner.


Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date ("Continuation Contribution"), if any. We will add any Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.


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                                    EXPENSES
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There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expense is 1.90% of the average daily ending net asset value allocated to the Variable Portfolios for contract years 1-9 reducing to 1.30% after the 9th contract anniversary. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 9 complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedule is as follows:

WITHDRAWAL CHARGE SCHEDULE:


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 YEARS SINCE
 PURCHASE
 PAYMENT
 RECEIPT           1      2      3      4      5      6      7      8      9     10+
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 WITHDRAWAL
 CHARGE            9%     9%     8%     8%     7%     6%     5%     4%     3%     0%
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PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR SPECIFIC INFORMATION.

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. The Accumulation Unit value for Variable Portfolios that invest in Feeder Funds also will reflect the investment management fee and other expenses of the corresponding Master Fund in which the Feeder Funds invest. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

12b-1 FEES

Certain Underlying Funds available in this product, including the Feeder Funds, assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.

There is an annualized 0.25% fee applicable to Class 3 shares of Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust, Class 2 shares of the Franklin Templeton Variable Insurance Products Trust and Series II shares of AIM Variable Insurance Funds (Invesco Variable Insurance Funds). This amount is generally used to pay financial intermediaries for services provided over the life of your contract.

The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, PLEASE REFER TO THE TRUST PROSPECTUSES.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $50 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $75,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.

OPTIONAL LIVING BENEFIT FEES


The Living Benefit fees will be calculated as a percentage of the Income Base for all years in which the Living Benefits are in effect. The fee depends on whether you elect to cover one or two lives.


The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the value in the Fixed Accounts, which in total equals the amount of the fee. If your contract value is reduced to zero before the Living Benefit has been cancelled, the fee will no longer be assessed.

We will not assess a quarterly fee if you annuitize your contract or if a death benefit is paid before the end of the Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

OPTIONAL SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER LIVING BENEFIT FEE

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                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                         INITIAL       MAXIMUM       MINIMUM        EACH
      NUMBER OF        ANNUAL FEE    ANNUAL FEE    ANNUAL FEE      BENEFIT
   COVERED PERSONS        RATE          RATE          RATE        QUARTER*
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 One Covered Person       1.10%         2.20%         0.60%       +/-0.25%
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 Two Covered Persons      1.35%         2.70%         0.60%       +/-0.25%
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* The fee rate can decrease or increase no more than 0.0625% each quarter (0.25%/ 4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary," we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in VIX. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above. PLEASE SEE APPENDIX
B -- FORMULA FOR CALCULATING AND EXAMPLE OF THE SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE BELOW.

OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT FEE

The fee for the optional Maximum Anniversary Value death benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be in the range of 1.35% to 7.50% of the initial Purchase Payment.

Certain broker-dealers may limit crediting this additional amount to employees only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

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                             PAYMENTS IN CONNECTION
                        WITH DISTRIBUTION OF THE CONTRACT
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PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SunAmerica Capital Services, Inc. ("SACS"), the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 7.50% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.35% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.


We provide a list of firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2011 in the Statement of Additional Information which is available upon request.


We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.


Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.



NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.


PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.

RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds, including the Feeder Funds. These fees are deducted directly from the assets of the Underlying Funds with the exception of the Managed Allocation Portfolios. The Managed Allocation Portfolios, which are structured as Fund-of-Funds, are not subject to 12b-1 fees but indirectly bear the expenses of the Underlying Funds, including the 12b-1 fees, in which they invest. PLEASE SEE EXPENSES ABOVE.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust.

Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of SunAmerica Annuity, are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

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                             ANNUITY INCOME OPTIONS
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THE INCOME PHASE

WHAT IS THE INCOME PHASE?

During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.

BEGINNING THE INCOME PHASE IS AN IMPORTANT EVENT. YOU HAVE DIFFERENT OPTIONS AVAILABLE TO YOU. YOU SHOULD DISCUSS YOUR OPTIONS WITH YOUR FINANCIAL REPRESENTATIVE AND/OR TAX ADVISOR SO THAT TOGETHER YOU MAY MAKE THE BEST DECISION FOR YOUR PARTICULAR CIRCUMSTANCES.

WHEN DOES THE INCOME PHASE BEGIN?

Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.


If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date, except as specified below for contracts issued in New York. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth. Your Latest Annuity Date is defined as the first business day of the month following your 95th birthday. For contracts issued in the state of New York prior to April 30, 2012, we have extended the Accumulation Phase to the first business day of the month following your 95th birthday.


HOW DO I ELECT TO BEGIN THE INCOME PHASE?

You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.

WHAT IS THE IMPACT ON THE LIVING AND DEATH BENEFITS IF I ANNUITIZE?

Upon annuitizing the contract, the death benefit will terminate. In addition, upon annuitizing, any guaranteed withdrawals under a Living Benefit feature will cease and will be replaced by the annuity income payments. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under a Living Benefit feature, your remaining payments under the Living Benefit feature will be paid to you as an annuity. PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE.

ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.

If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.


Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.





PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR ANNUITY INCOME OPTIONS AVAILABLE UNDER THE LIVING BENEFIT FEATURES.


FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS BASED ON THE INTERNAL REVENUE CODE ("IRC"), TREASURY REGULATIONS AND INTERPRETATIONS EXISTING AS OF THE DATE OF THIS PROSPECTUS AND GENERALLY DOES NOT ADDRESS STATE OR LOCAL TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE, NOR DOES IT INCLUDE ALL THE FEDERAL TAX RULES THAT MAY AFFECT YOU AND YOUR CONTRACT. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES FROM A QUALIFIED TAX ADVISOR. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. FEDERAL INCOME TAX TREATMENT OF THE CONTRACT IS SOMETIMES UNCERTAIN AND CONGRESS, THE INTERNAL REVENUE SERVICE ("IRS") AND/OR THE COURTS MAY MODIFY TAX LAWS AND TREATMENT RETROACTIVELY. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.


ANNUITY CONTRACTS IN GENERAL


The IRC provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investment arrangements that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.



If you do not purchase your contract under an employer-sponsored retirement plan, or an Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your Non-Qualified contract.



If you purchase your contract under a qualified employer-sponsored retirement plan or an IRA, your contract is referred to as a Qualified contract.



Examples of qualified plans or arrangements are: traditional (pre-tax) IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) deferred compensation plans. Typically, for employer plans and tax deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.


AGGREGATION OF CONTRACTS


Federal tax rules generally require that all Non-Qualified contracts issued after October 21, 1988 by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.


TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.


On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.



A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange").


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS


Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer's plan.


The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;


     - distributions from IRAs for qualifying higher education expenses or first home purchases;


     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.

     - The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.


The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA) contract. Generally, withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer;
(3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.


Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with lesser IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the Code, regulations, IRS pronouncements, and other applicable legal authorities.


On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new premiums (including contributions, transfers and exchanges) into new or existing 403(b) contracts. You may wish to discuss the new regulations and/or the general information above with your tax adviser.


Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS


Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. If you choose to delay your first distribution until the year after the year in which you reach 70 1/2 or separate from service, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.


If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.


Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information. You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and/or living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser.


TAX TREATMENT OF DEATH BENEFITS


The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.



Enhanced death benefits are used as investment protection and are not expected to rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2, unless another exception applies.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

TAX TREATMENT OF OPTIONAL LIVING BENEFITS


Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional living benefit.


CONTRACTS OWNED BY A TRUST OR CORPORATION


A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser.



Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

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                                OTHER INFORMATION
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THE DISTRIBUTOR


SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"). No underwriting fees are retained by SACS in connection with the distribution of the contracts.


THE COMPANY


SUNAMERICA ANNUITY


SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity") is a stock life insurance company organized under the laws of the state of Arizona on January 1, 1996. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067-6121. SunAmerica Annuity conducts life insurance and annuity business in the District of Columbia and all states except New York.

For details regarding name changes and redomestication of SunAmerica Annuity, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION.


On December 31, 2012, SunAmerica Annuity intends to merge with and into American General Life Insurance Company ("AGL"), with AGL being the surviving insurance company. AGL is an affiliate of SunAmerica Annuity and is also an indirect, wholly owned subsidiary of American International Group, Inc. The merger transaction is subject to receipt of all required regulatory approvals, including the approvals of certain state insurance departments. In addition, we will file new registration statements with the Securities and Exchange Commission changing the issuer of your contract to AGL.



On the effective date of merger, the Separate Account will be a separate account of AGL, and the commitments under the contracts originally issued by SunAmerica Annuity will be those of AGL. Your rights and obligations under your contract will not change after the merger is complete.



US LIFE


The United States Life Insurance Company in the City of New York ("US Life") is a stock life insurance company organized under the laws of the state of New York on February 25, 1850. Its principal place of business is One World Financial Center, 200 Liberty Street, New York, New York 10281. US Life conducts life insurance and annuity business primarily in the state of New York.


Effective December 31, 2011, First SunAmerica Life Insurance Company ("First SunAmerica"), a former affiliate of US Life, merged with and into US Life ("Merger"). Before the Merger, contracts in New York were issued by First SunAmerica. Upon the Merger, all contractual obligations of First SunAmerica became obligations of US Life.



The Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from First SunAmerica to US Life. The Merger also did not result in any adverse tax consequences for any contract Owners.


OWNERSHIP STRUCTURE OF THE COMPANY

SunAmerica Annuity and US Life are indirect, wholly owned subsidiaries of American International Group, Inc. ("AIG"), a Delaware corporation.


AIG is a leading international insurance organization serving customers in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States.



On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, a trust established for the sole benefit of the United States Department of Treasury (the "Department of the Treasury"), held all of the outstanding Series C Perpetual Convertible Participating Preferred Stock ("Series C Preferred Stock"). The Series C Preferred Stock was, to the extent permitted by law, entitled to vote on all matters with the AIG Common Stock and was entitled to approximately 79.8 percent of the voting power of AIG's shareholders entitled to vote on any particular matter. In addition, the United States Department of the Treasury held all of the outstanding AIG Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock and Series F Fixed Rated Non-Cumulative Perpetual Preferred Stock.



On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY Credit Facility, and the facility was terminated. The Series C Preferred Stock was exchanged for AIG Common Stock which was transferred by the trust to the Department of the Treasury. The Series E and Series F Stock were exchanged for interests in certain special purpose entities.



As a result of the Recapitalization, AIG is controlled by the Department of Treasury. Immediately after the Recapitalization, the Department of the Treasury owned shares of AIG Common Stock representing approximately 92 percent of AIG Common Stock then outstanding. As a result of certain transactions since the Recapitalization, ownership of AIG Common Stock by the Department of Treasury has been reduced to approximately 70 percent. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its remaining ownership interest over time.



The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, SEE FINANCIAL STATEMENTS, BELOW.


OPERATION OF THE COMPANY


The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial products and the relative value of its brand.


The Company is exposed to market risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT

SunAmerica Annuity established Variable Separate Account under Arizona law on January 1, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981.

Before December 31, 2011, FS Variable Separate Account was a separate account of First SunAmerica, originally established under New York law on September 9, 1994. On December 31, 2011, and in conjunction with the merger of US Life and First SunAmerica, FS Variable Separate Account was transferred to and became a separate account of US Life under New York law.

These Separate Accounts are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

FINANCIAL STATEMENTS

The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.

THE COMPANY AND THE SEPARATE ACCOUNT

The financial statements of the Company and the Separate Account are required to be provided because you must look to those entities directly to satisfy our obligations to you under the Contract.

INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account and AIG are available by requesting a free copy of the Statement of Additional Information by calling
(800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract owners to read and understand the financial statements.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS


There are no pending legal proceedings affecting Variable Separate Account and FS Variable Separate Account. Various lawsuits against SunAmerica Annuity and US Life have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of SunAmerica Annuity and US Life, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, these matters are not material in relation to the financial position of SunAmerica Annuity and US Life.


REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The table of contents of the SAI is listed below.


Separate Account and the Company
General Account
Master-Feeder Structure
Information Regarding the Use of the
  Volatility Index ("VIX")
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing
  Payments
Distribution of Contracts
Financial Statements
  Separate Account Financial Statements
  The United States Life Insurance Company in the City of New York Financial
     Statements (for New York contracts only)
  SunAmerica Annuity and Life Assurance
     Company Financial Statements (for non-
     New York contracts)
  American International Group, Inc.
     Financial Information

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  APPENDIX A - CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW YORK)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                                                   INCEPTION TO
VARIABLE PORTFOLIOS                                                                  12/31/11
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$6.673
                                                                                   (b)$6.674
          Ending AUV............................................................   (a)$8.000
                                                                                   (b)$7.991
          Ending Number of AUs..................................................   (a)4,166
                                                                                   (b)460
-----------------------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.648
                                                                                   (b)$8.643
          Ending AUV............................................................   (a)$9.875
                                                                                   (b)$9.821
          Ending Number of AUs..................................................   (a)10,867
                                                                                   (b)374
-----------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION SAST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.982
                                                                                   (b)$8.977
          Ending AUV............................................................   (a)$9.939
                                                                                   (b)$9.919
          Ending Number of AUs..................................................   (a)7,683
                                                                                   (b)19,955
-----------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH SAST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.080
                                                                                   (b)$9.082
          Ending AUV............................................................   (a)$9.939
                                                                                   (b)$9.934
          Ending Number of AUs..................................................   (a)67,135
                                                                                   (b)26,737
-----------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME SAST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$7.984
                                                                                   (b)$7.981
          Ending AUV............................................................   (a)$9.002
                                                                                   (b)$8.992
          Ending Number of AUs..................................................   (a)19,372
                                                                                   (b)28,998
-----------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH SAST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.476
                                                                                   (b)$8.476
          Ending AUV............................................................   (a)$9.464
                                                                                   (b)$9.457
          Ending Number of AUs..................................................   (a)42,699
                                                                                   (b)19,432
-----------------------------------------------------------------------------------------------
ASSET ALLOCATION - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$10.218
                                                                                   (b)$10.211
          Ending AUV............................................................   (a)$11.137
                                                                                   (b)$11.112
          Ending Number of AUs..................................................   (a)0
                                                                                   (b)484
-----------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Maximum Anniversary Value Death Benefit feature
(b) Reflecting maximum Separate Account expenses with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                   INCEPTION TO
VARIABLE PORTFOLIOS                                                                  12/31/11
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
BALANCED - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.740
                                                                                   (b)$9.735
          Ending AUV............................................................   (a)$10.560
                                                                                   (b)$10.540
          Ending Number of AUs..................................................   (a)14,346
                                                                                   (b)7,220
-----------------------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.715
                                                                                   (b)$8.714
          Ending AUV............................................................   (a)$9.658
                                                                                   (b)$9.646
          Ending Number of AUs..................................................   (a)3,816
                                                                                   (b)4,485
-----------------------------------------------------------------------------------------------
CAPITAL APPRECIATION - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$10.764
                                                                                   (b)$10.750
          Ending AUV............................................................   (a)$11.569
                                                                                   (b)$11.546
          Ending Number of AUs..................................................   (a)32,785
                                                                                   (b)15,842
-----------------------------------------------------------------------------------------------
CAPITAL GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.253
                                                                                   (b)$8.253
          Ending AUV............................................................   (a)$9.274
                                                                                   (b)$9.270
          Ending Number of AUs..................................................   (a)3,057
                                                                                   (b)12
-----------------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.595
                                                                                   (b)$9.592
          Ending AUV............................................................   (a)$9.538
                                                                                   (b)$9.512
          Ending Number of AUs..................................................   (a)86,414
                                                                                   (b)11
-----------------------------------------------------------------------------------------------
CORPORATE BOND - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$13.594
                                                                                   (b)$13.583
          Ending AUV............................................................   (a)$13.850
                                                                                   (b)$13.829
          Ending Number of AUs..................................................   (a)44,685
                                                                                   (b)22,554
-----------------------------------------------------------------------------------------------
DAVIS VENTURE VALUE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.058
                                                                                   (b)$8.059
          Ending AUV............................................................   (a)$9.171
                                                                                   (b)$9.167
          Ending Number of AUs..................................................   (a)50,059
                                                                                   (b)20,269
-----------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Maximum Anniversary Value Death Benefit feature
(b) Reflecting maximum Separate Account expenses with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                   INCEPTION TO
VARIABLE PORTFOLIOS                                                                  12/31/11
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$10.022
                                                                                   (b)$10.019
          Ending AUV............................................................   (a)$11.300
                                                                                   (b)$11.294
          Ending Number of AUs..................................................   (a)3,029
                                                                                   (b)3,666
-----------------------------------------------------------------------------------------------
EMERGING MARKETS - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.072
                                                                                   (b)$9.072
          Ending AUV............................................................   (a)$10.085
                                                                                   (b)$10.078
          Ending Number of AUs..................................................   (a)23,760
                                                                                   (b)8,323
-----------------------------------------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.212
                                                                                   (b)$8.215
          Ending AUV............................................................   (a)$9.372
                                                                                   (b)$9.350
          Ending Number of AUs..................................................   (a)433
                                                                                   (b)12
-----------------------------------------------------------------------------------------------
FOREIGN VALUE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$7.518
                                                                                   (b)$7.512
          Ending AUV............................................................   (a)$8.129
                                                                                   (b)$8.118
          Ending Number of AUs..................................................   (a)63,553
                                                                                   (b)44,264
-----------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES FUND - FTVIPT Class 2 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.469
                                                                                   (b)$9.464
          Ending AUV............................................................   (a)$10.334
                                                                                   (b)$10.309
          Ending Number of AUs..................................................   (a)16,786
                                                                                   (b)10,220
-----------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND - FTVIPT Class 2 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$7.957
                                                                                   (b)$7.955
          Ending AUV............................................................   (a)$8.801
                                                                                   (b)$8.792
          Ending Number of AUs..................................................   (a)0
                                                                                   (b)4,357
-----------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.441
                                                                                   (b)$8.433
          Ending AUV............................................................   (a)$9.498
                                                                                   (b)$9.453
          Ending Number of AUs..................................................   (a)599
                                                                                   (b)11
-----------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Maximum Anniversary Value Death Benefit feature
(b) Reflecting maximum Separate Account expenses with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                   INCEPTION TO
VARIABLE PORTFOLIOS                                                                  12/31/11
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
GLOBAL BOND - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$13.027
                                                                                   (b)$13.028
          Ending AUV............................................................   (a)$12.920
                                                                                   (b)$12.912
          Ending Number of AUs..................................................   (a)40,218
                                                                                   (b)8,217
-----------------------------------------------------------------------------------------------
GLOBAL EQUITIES - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$7.438
                                                                                   (b)$7.435
          Ending AUV............................................................   (a)$8.359
                                                                                   (b)$8.344
          Ending Number of AUs..................................................   (a)19,423
                                                                                   (b)440
-----------------------------------------------------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$11.861
                                                                                   (b)$11.860
          Ending AUV............................................................   (a)$11.852
                                                                                   (b)$11.841
          Ending Number of AUs..................................................   (a)58,811
                                                                                   (b)26,730
-----------------------------------------------------------------------------------------------
GROWTH - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.040
                                                                                   (b)$8.043
          Ending AUV............................................................   (a)$9.495
                                                                                   (b)$9.481
          Ending Number of AUs..................................................   (a)3,835
                                                                                   (b)5,468
-----------------------------------------------------------------------------------------------
GROWTH-INCOME - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.165
                                                                                   (b)$8.159
          Ending AUV............................................................   (a)$9.432
                                                                                   (b)$9.417
          Ending Number of AUs..................................................   (a)36,617
                                                                                   (b)30,930
-----------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.311
                                                                                   (b)$9.306
          Ending AUV............................................................   (a)$10.926
                                                                                   (b)$10.913
          Ending Number of AUs..................................................   (a)15,880
                                                                                   (b)12,538
-----------------------------------------------------------------------------------------------
HIGH-YIELD BOND - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$10.301
                                                                                   (b)$10.296
          Ending AUV............................................................   (a)$10.923
                                                                                   (b)$10.908
          Ending Number of AUs..................................................   (a)18,435
                                                                                   (b)2,917
-----------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Maximum Anniversary Value Death Benefit feature
(b) Reflecting maximum Separate Account expenses with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                   INCEPTION TO
VARIABLE PORTFOLIOS                                                                  12/31/11
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$7.863
                                                                                   (b)$7.860
          Ending AUV............................................................   (a)$8.225
                                                                                   (b)$8.211
          Ending Number of AUs..................................................   (a)7,092
                                                                                   (b)2,540
-----------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$6.344
                                                                                   (b)$6.341
          Ending AUV............................................................   (a)$6.829
                                                                                   (b)$6.823
          Ending Number of AUs..................................................   (a)4,820
                                                                                   (b)3,531
-----------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE FUND, SERIES II SHARES*
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.776
                                                                                   (b)$9.770
          Ending AUV............................................................   (a)$10.733
                                                                                   (b)$10.632
          Ending Number of AUs..................................................   (a)530
                                                                                   (b)10
-----------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$7.831
                                                                                   (b)$7.830
          Ending AUV............................................................   (a)$9.008
                                                                                   (b)$9.001
          Ending Number of AUs..................................................   (a)33,303
                                                                                   (b)23,980
-----------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND, SERIES II SHARES
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.139
                                                                                   (b)$8.138
          Ending AUV............................................................   (a)$9.357
                                                                                   (b)$9.348
          Ending Number of AUs..................................................   (a)37,041
                                                                                   (b)28,276
-----------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$7.302
                                                                                   (b)$7.307
          Ending AUV............................................................   (a)$8.282
                                                                                   (b)$8.283
          Ending Number of AUs..................................................   (a)17,006
                                                                                   (b)13,460
-----------------------------------------------------------------------------------------------
MANAGED ALLOCATION BALANCED - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$10.481
                                                                                   (b)$10.476
          Ending AUV............................................................   (a)$11.171
                                                                                   (b)$11.155
          Ending Number of AUs..................................................   (a)14,911
                                                                                   (b)20,054
-----------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Maximum Anniversary Value Death Benefit feature
(b) Reflecting maximum Separate Account expenses with election of the optional Maximum Anniversary Value Death Benefit

* On April 30, 2012, the Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares Variable Portfolio was renamed Invesco Van Kampen V.I. American Franchise Fund, Series II Shares.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                   INCEPTION TO
VARIABLE PORTFOLIOS                                                                  12/31/11
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
MANAGED ALLOCATION GROWTH - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.059
                                                                                   (b)$9.060
          Ending AUV............................................................   (a)$10.079
                                                                                   (b)$10.072
          Ending Number of AUs..................................................   (a)161
                                                                                   (b)11
-----------------------------------------------------------------------------------------------
MANAGED ALLOCATION MODERATE GROWTH - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.570
                                                                                   (b)$9.572
          Ending AUV............................................................   (a)$10.412
                                                                                   (b)$10.402
          Ending Number of AUs..................................................   (a)84,284
                                                                                   (b)34,316
-----------------------------------------------------------------------------------------------
MANAGED ALLOCATION MODERATE - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$10.069
                                                                                   (b)$10.066
          Ending AUV............................................................   (a)$10.850
                                                                                   (b)$10.834
          Ending Number of AUs..................................................   (a)21,229
                                                                                   (b)26,647
-----------------------------------------------------------------------------------------------
MARSICO FOCUSED GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.069
                                                                                   (b)$9.067
          Ending AUV............................................................   (a)$10.170
                                                                                   (b)$10.161
          Ending Number of AUs..................................................   (a)9,950
                                                                                   (b)7,837
-----------------------------------------------------------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.822
                                                                                   (b)$8.819
          Ending AUV............................................................   (a)$9.977
                                                                                   (b)$9.967
          Ending Number of AUs..................................................   (a)32,207
                                                                                   (b)26,614
-----------------------------------------------------------------------------------------------
MFS TOTAL RETURN - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.558
                                                                                   (b)$9.559
          Ending AUV............................................................   (a)$10.351
                                                                                   (b)$10.338
          Ending Number of AUs..................................................   (a)22,569
                                                                                   (b)12,616
-----------------------------------------------------------------------------------------------
MID-CAP GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.493
                                                                                   (b)$9.492
          Ending AUV............................................................   (a)$10.987
                                                                                   (b)$10.978
          Ending Number of AUs..................................................   (a)9,261
                                                                                   (b)5,011
-----------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Maximum Anniversary Value Death Benefit feature
(b) Reflecting maximum Separate Account expenses with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                   INCEPTION TO
VARIABLE PORTFOLIOS                                                                  12/31/11
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
NATURAL RESOURCES - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.582
                                                                                   (b)$8.579
          Ending AUV............................................................   (a)$9.664
                                                                                   (b)$9.637
          Ending Number of AUs..................................................   (a)28,186
                                                                                   (b)3,959
-----------------------------------------------------------------------------------------------
REAL ESTATE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$6.802
                                                                                   (b)$6.803
          Ending AUV............................................................   (a)$8.086
                                                                                   (b)$8.081
          Ending Number of AUs..................................................   (a)25,213
                                                                                   (b)19,502
-----------------------------------------------------------------------------------------------
REAL RETURN - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$11.773
                                                                                   (b)$11.774
          Ending AUV............................................................   (a)$11.804
                                                                                   (b)$11.797
          Ending Number of AUs..................................................   (a)67,852
                                                                                   (b)20,193
-----------------------------------------------------------------------------------------------
SMALL COMPANY VALUE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$7.992
                                                                                   (b)$7.990
          Ending AUV............................................................   (a)$9.919
                                                                                   (b)$9.909
          Ending Number of AUs..................................................   (a)20,199
                                                                                   (b)14,099
-----------------------------------------------------------------------------------------------
SMALL & MID CAP VALUE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$9.034
                                                                                   (b)$9.032
          Ending AUV............................................................   (a)$10.812
                                                                                   (b)$10.802
          Ending Number of AUs..................................................   (a)66,819
                                                                                   (b)34,784
-----------------------------------------------------------------------------------------------
TECHNOLOGY - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$8.841
                                                                                   (b)$8.838
          Ending AUV............................................................   (a)$9.789
                                                                                   (b)$9.778
          Ending Number of AUs..................................................   (a)581
                                                                                   (b)11
-----------------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$10.926
                                                                                   (b)$10.928
          Ending AUV............................................................   (a)$12.106
                                                                                   (b)$12.087
          Ending Number of AUs..................................................   (a)7,063
                                                                                   (b)157
-----------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Maximum Anniversary Value Death Benefit feature
(b) Reflecting maximum Separate Account expenses with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                   INCEPTION TO
VARIABLE PORTFOLIOS                                                                  12/31/11
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
TOTAL RETURN BOND - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................   (a)$13.067
                                                                                   (b)$13.062
          Ending AUV............................................................   (a)$13.135
                                                                                   (b)$13.120
          Ending Number of AUs..................................................   (a)135,868
                                                                                   (b)53,078
-----------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Maximum Anniversary Value Death Benefit feature
(b) Reflecting maximum Separate Account expenses with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
   US LIFE (FORMERLY FIRST SUNAMERICA LIFE INSURANCE COMPANY) (NEW YORK ONLY)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                  INCEPTION TO
VARIABLE PORTFOLIOS                                                                 12/31/11
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$6.673
                                                                                  (b)$6.674
          Ending AUV............................................................  (a)$8.000
                                                                                  (b)$7.991
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

ALLIANCE GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.648
                                                                                  (b)$8.643
          Ending AUV............................................................  (a)$9.875
                                                                                  (b)$9.821
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

AMERICAN FUNDS ASSET ALLOCATION SAST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.982
                                                                                  (b)$8.977
          Ending AUV............................................................  (a)$9.939
                                                                                  (b)$9.919
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

AMERICAN FUNDS GLOBAL GROWTH SAST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.080
                                                                                  (b)$9.082
          Ending AUV............................................................  (a)$9.939
                                                                                  (b)$9.934
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

AMERICAN FUNDS GROWTH-INCOME SAST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$7.984
                                                                                  (b)$7.981
          Ending AUV............................................................  (a)$9.002
                                                                                  (b)$8.992
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

AMERICAN FUNDS GROWTH SAST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.476
                                                                                  (b)$8.476
          Ending AUV............................................................  (a)$9.464
                                                                                  (b)$9.457
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

ASSET ALLOCATION - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$10.218
                                                                                  (b)$10.211
          Ending AUV............................................................  (a)$11.137
                                                                                  (b)$11.112
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------






AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Enhanced Death Benefit
(b) Reflecting maximum Separate Account expenses with election of the optional Enhanced Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY US LIFE (FORMERLY FIRST SUNAMERICA LIFE INSURANCE COMPANY) (NEW YORK
                                ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                  INCEPTION TO
VARIABLE PORTFOLIOS                                                                 12/31/11
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

BALANCED - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.740
                                                                                  (b)$9.735
          Ending AUV............................................................  (a)$10.560
                                                                                  (b)$10.540
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

BLUE CHIP GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.715
                                                                                  (b)$8.714
          Ending AUV............................................................  (a)$9.658
                                                                                  (b)$9.646
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$10.764
                                                                                  (b)$10.750
          Ending AUV............................................................  (a)$11.569
                                                                                  (b)$11.546
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

CAPITAL GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.253
                                                                                  (b)$8.253
          Ending AUV............................................................  (a)$9.274
                                                                                  (b)$9.270
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

CASH MANAGEMENT - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.595
                                                                                  (b)$9.592
          Ending AUV............................................................  (a)$9.538
                                                                                  (b)$9.512
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

CORPORATE BOND - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$13.594
                                                                                  (b)$13.583
          Ending AUV............................................................  (a)$13.850
                                                                                  (b)$13.829
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.058
                                                                                  (b)$8.059
          Ending AUV............................................................  (a)$9.171
                                                                                  (b)$9.167
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------






AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Enhanced Death Benefit
(b) Reflecting maximum Separate Account expenses with election of the optional Enhanced Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY US LIFE (FORMERLY FIRST SUNAMERICA LIFE INSURANCE COMPANY) (NEW YORK
                                ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                  INCEPTION TO
VARIABLE PORTFOLIOS                                                                 12/31/11
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$10.022
                                                                                  (b)$10.019
          Ending AUV............................................................  (a)$11.300
                                                                                  (b)$11.294
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

EMERGING MARKETS - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.072
                                                                                  (b)$9.072
          Ending AUV............................................................  (a)$10.085
                                                                                  (b)$10.078
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.212
                                                                                  (b)$8.215
          Ending AUV............................................................  (a)$9.372
                                                                                  (b)$9.350
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

FOREIGN VALUE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$7.518
                                                                                  (b)$7.512
          Ending AUV............................................................  (a)$8.129
                                                                                  (b)$8.118
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

FRANKLIN INCOME SECURITIES FUND - FTVIPT Class 2 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.469
                                                                                  (b)$9.464
          Ending AUV............................................................  (a)$10.334
                                                                                  (b)$10.309
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND - FTVIPT Class 2 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$7.957
                                                                                  (b)$7.955
          Ending AUV............................................................  (a)$8.801
                                                                                  (b)$8.792
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.441
                                                                                  (b)$8.433
          Ending AUV............................................................  (a)$9.498
                                                                                  (b)$9.453
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

GLOBAL BOND - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$13.027
                                                                                  (b)$13.028
          Ending AUV............................................................  (a)$12.920
                                                                                  (b)$12.912
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------






AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Enhanced Death Benefit
(b) Reflecting maximum Separate Account expenses with election of the optional Enhanced Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY US LIFE (FORMERLY FIRST SUNAMERICA LIFE INSURANCE COMPANY) (NEW YORK
                                ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                  INCEPTION TO
VARIABLE PORTFOLIOS                                                                 12/31/11
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$7.438
                                                                                  (b)$7.435
          Ending AUV............................................................  (a)$8.359
                                                                                  (b)$8.344
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$11.861
                                                                                  (b)$11.860
          Ending AUV............................................................  (a)$11.852
                                                                                  (b)$11.841
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

GROWTH - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.040
                                                                                  (b)$8.043
          Ending AUV............................................................  (a)$9.495
                                                                                  (b)$9.481
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

GROWTH-INCOME - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.165
                                                                                  (b)$8.159
          Ending AUV............................................................  (a)$9.432
                                                                                  (b)$9.417
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.311
                                                                                  (b)$9.306
          Ending AUV............................................................  (a)$10.926
                                                                                  (b)$10.913
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$10.301
                                                                                  (b)$10.296
          Ending AUV............................................................  (a)$10.923
                                                                                  (b)$10.908
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$7.863
                                                                                  (b)$7.860
          Ending AUV............................................................  (a)$8.225
                                                                                  (b)$8.211
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$6.344
                                                                                  (b)$6.341
          Ending AUV............................................................  (a)$6.829
                                                                                  (b)$6.823
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------






AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Enhanced Death Benefit
(b) Reflecting maximum Separate Account expenses with election of the optional Enhanced Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY US LIFE (FORMERLY FIRST SUNAMERICA LIFE INSURANCE COMPANY) (NEW YORK
                                ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                  INCEPTION TO
VARIABLE PORTFOLIOS                                                                 12/31/11
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE FUND, SERIES II SHARES*
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.776
                                                                                  (b)$9.770
          Ending AUV............................................................  (a)$10.733
                                                                                  (b)$10.632
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$7.831
                                                                                  (b)$7.830
          Ending AUV............................................................  (a)$9.008
                                                                                  (b)$9.001
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND, SERIES II SHARES
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.139
                                                                                  (b)$8.138
          Ending AUV............................................................  (a)$9.357
                                                                                  (b)$9.348
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$7.302
                                                                                  (b)$7.307
          Ending AUV............................................................  (a)$8.282
                                                                                  (b)$8.283
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

MANAGED ALLOCATION BALANCED - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$10.481
                                                                                  (b)$10.476
          Ending AUV............................................................  (a)$11.171
                                                                                  (b)$11.155
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

MANAGED ALLOCATION GROWTH - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.059
                                                                                  (b)$9.060
          Ending AUV............................................................  (a)$10.079
                                                                                  (b)$10.072
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

MANAGED ALLOCATION MODERATE GROWTH - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.570
                                                                                  (b)$9.572
          Ending AUV............................................................  (a)$10.412
                                                                                  (b)$10.402
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

MANAGED ALLOCATION MODERATE - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$10.069
                                                                                  (b)$10.066
          Ending AUV............................................................  (a)$10.850
                                                                                  (b)$10.834
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------






AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Enhanced Death Benefit
(b) Reflecting maximum Separate Account expenses with election of the optional Enhanced Death Benefit

* On April 30, 2012, the Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares Variable Portfolio was renamed Invesco Van Kampen V.I. American Franchise Fund, Series II Shares.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY US LIFE (FORMERLY FIRST SUNAMERICA LIFE INSURANCE COMPANY) (NEW YORK
                                ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                  INCEPTION TO
VARIABLE PORTFOLIOS                                                                 12/31/11
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

MARSICO FOCUSED GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.069
                                                                                  (b)$9.067
          Ending AUV............................................................  (a)$10.170
                                                                                  (b)$10.161
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.822
                                                                                  (b)$8.819
          Ending AUV............................................................  (a)$9.977
                                                                                  (b)$9.967
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

MFS TOTAL RETURN - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.558
                                                                                  (b)$9.559
          Ending AUV............................................................  (a)$10.351
                                                                                  (b)$10.338
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

MID-CAP GROWTH - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.493
                                                                                  (b)$9.492
          Ending AUV............................................................  (a)$10.987
                                                                                  (b)$10.978
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

NATURAL RESOURCES - AST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.582
                                                                                  (b)$8.579
          Ending AUV............................................................  (a)$9.664
                                                                                  (b)$9.637
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

REAL ESTATE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$6.802
                                                                                  (b)$6.803
          Ending AUV............................................................  (a)$8.086
                                                                                  (b)$8.081
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

REAL RETURN - SST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$11.773
                                                                                  (b)$11.774
          Ending AUV............................................................  (a)$11.804
                                                                                  (b)$11.797
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

SMALL COMPANY VALUE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$7.992
                                                                                  (b)$7.990
          Ending AUV............................................................  (a)$9.919
                                                                                  (b)$9.909
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------






AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Enhanced Death Benefit
(b) Reflecting maximum Separate Account expenses with election of the optional Enhanced Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY US LIFE (FORMERLY FIRST SUNAMERICA LIFE INSURANCE COMPANY) (NEW YORK
                                ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                  INCEPTION TO
VARIABLE PORTFOLIOS                                                                 12/31/11
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

SMALL & MID CAP VALUE - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$9.034
                                                                                  (b)$9.032
          Ending AUV............................................................  (a)$10.812
                                                                                  (b)$10.802
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

TECHNOLOGY - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$8.841
                                                                                  (b)$8.838
          Ending AUV............................................................  (a)$9.789
                                                                                  (b)$9.778
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

TELECOM UTILITY - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$10.926
                                                                                  (b)$10.928
          Ending AUV............................................................  (a)$12.106
                                                                                  (b)$12.087
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 3 Shares
Inception Date - 10/3/11
          Beginning AUV.........................................................  (a)$13.067
                                                                                  (b)$13.062
          Ending AUV............................................................  (a)$13.135
                                                                                  (b)$13.120
          Ending Number of AUs..................................................  (a)0
                                                                                  (b)0
----------------------------------------------------------------------------------------------






AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account expenses without election of the optional Enhanced Death Benefit
(b) Reflecting maximum Separate Account expenses with election of the optional Enhanced Death Benefit

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--------------------------------------------------------------------------------
             APPENDIX B - FORMULA FOR CALCULATING AND EXAMPLE OF THE
            SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The fee for SunAmerica Income Plus and SunAmerica Income Builder is assessed against the Income Base and deducted from the contract value at the end of each Benefit Quarter.

------------------------------------------------------------------------------------
                                                                           MAXIMUM
                                                                         ANNUALIZED
                                                                          FEE RATE
                                                                         DECREASE OR
                                                                          INCREASE
                                 INITIAL       MAXIMUM       MINIMUM        EACH
          NUMBER OF              ANNUAL        ANNUAL        ANNUAL        BENEFIT
       COVERED PERSONS          FEE RATE      FEE RATE      FEE RATE      QUARTER*
------------------------------------------------------------------------------------
 One Covered Person               1.10%         2.20%         0.60%       +/-0.25%
------------------------------------------------------------------------------------
 Two Covered Persons              1.35%         2.70%         0.60%       +/-0.25%
------------------------------------------------------------------------------------


* The fee rate can decrease or increase no more than 0.0625% each quarter (0.25%/ 4).

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. The fee rate is based on the average of all VIX values as of Market Close on each day during the Benefit Quarter for which the fee is being calculated (the "Average Value of the VIX"). In general, as the Average Value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums and minimums identified in the table above.

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (AVERAGE VALUE OF THE VIX  20)]

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT SUNAMERICA INCOME PLUS FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE AVERAGE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS
FOLLOWS:

--------------------------------------------------------------------
                 AVERAGE     CALCULATED
   BENEFIT      VALUE OF       FORMULA       ANNUAL       QUARTERLY
   QUARTER         VIX         VALUE*       FEE RATE     FEE RATE**
--------------------------------------------------------------------
     1st          24.82          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     2nd          21.49          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     3rd          24.16          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     4th          19.44          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     5th          16.88         0.94%         0.94%        0.2350%
--------------------------------------------------------------------


* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.

** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Annual Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (16.88 - 20)]

     1.10% +[0.05% x (-3.12)]

     1.10% + (-0.0016) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.10% - 0.94% = 0.16% which is within 0.25% of the previous Annual Fee Rate (1.10%).

0.94% is higher than the Minimum Annual Fee Rate (0.60%) and is lower than the Maximum Annual Fee Rate (2.20%).

Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

AFTER THE 5TH BENEFIT QUARTER, ASSUME THE AVERAGE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

--------------------------------------------------------------------
                 AVERAGE     CALCULATED
   BENEFIT      VALUE OF       FORMULA       ANNUAL       QUARTERLY
   QUARTER         VIX          VALUE       FEE RATE      FEE RATE
--------------------------------------------------------------------
     6th          20.00         1.10%         1.10%        0.2750%
--------------------------------------------------------------------
     7th          25.57         1.38%         1.35%        0.3375%
--------------------------------------------------------------------
     8th          30.22         1.61%         1.60%        0.4000%
--------------------------------------------------------------------
     9th          26.02         1.40%         1.40%        0.3500%
--------------------------------------------------------------------
    10th          22.83         1.24%         1.24%        0.3100%
--------------------------------------------------------------------
    11th          19.88         1.09%         1.09%        0.2725%
--------------------------------------------------------------------
    12th          20.60         1.13%         1.13%        0.2825%
--------------------------------------------------------------------
    13th          14.44         0.82%         0.88%        0.2200%
--------------------------------------------------------------------
    14th          13.41         0.77%         0.77%        0.1925%
--------------------------------------------------------------------
    15th          9.11          0.56%         0.60%        0.1500%
--------------------------------------------------------------------
    16th          16.30         0.92%         0.85%        0.2125%
--------------------------------------------------------------------


IN THE 7TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Annual Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (25.57 - 20)]

     1.10% + [0.05% x (5.57)]

     1.10% + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.10% - 1.38% = 0.28% which is more than 0.25% higher than the previous Annual Fee Rate of 1.10%.

The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35% (1.10% + 0.25%). This is within the Minimum and Maximum Annual Fee Rates.

Therefore, the Quarterly Fee Rate is 0.3375% (or 1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (14.44 - 20)]

     1.10% + [0.05% x (-5.56)]

     1.10% + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.13% - 0.82% = 0.31% which is more than a 0.25% Quarterly Annualized Fee Rate Decrease from the previous Annual Fee Rate of 1.13%.

Therefore, the Annual Fee Rate is adjusted to be exactly 0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13% - 0.25%).

IN THE 15TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (9.11 - 20)]

     1.10% + [0.05% x (-10.89)]

     1.10% + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

The Annual Fee Rate of 0.56% is lower than the Minimum Annual Fee Rate (0.60%).

Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the Average Value of the VIX, If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 APPENDIX C - OPTIONAL LIVING BENEFITS EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following examples demonstrate how Purchase Payments invested and withdrawals taken from the contract affect the values and benefits of these living benefit features. The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your contract will actually perform.

The examples below assume election of SunAmerica Income Plus Income Option 1 (one Covered Person).

EXAMPLE 1: INITIAL VALUES

The values shown below are based on the following assumptions:

     - Benefit Effective Date = contract issue date

     - Initial Purchase Payment = $100,000

     - Covered Person = Owner age 67 on the Benefit Effective Date

     - Income Option 1 Maximum Annual Withdrawal Percentage = 6%


----------------------------------------------------------------------------------------------------------------
                                                                                                       MAXIMUM
                                PURCHASE      ELIGIBLE                                   INCOME        ANNUAL
                                PAYMENTS      PURCHASE      CONTRACT       INCOME        CREDIT      WITHDRAWAL
         VALUES AS OF           INVESTED      PAYMENTS        VALUE         BASE          BASE         AMOUNT
----------------------------------------------------------------------------------------------------------------
   Benefit Effective Date       $100,000      $100,000      $100,000      $100,000      $100,000       $6,000
----------------------------------------------------------------------------------------------------------------



     - Income Base = Initial Purchase Payment = $100,000

     - Income Credit Base = Initial Purchase Payment = $100,000

     - Maximum Annual Withdrawal Amount = Income Base x Maximum Annual Withdrawal Percentage

          $100,000 x 6% = $6,000

EXAMPLE 2: IMPACT OF ADDING SUBSEQUENT PURCHASE PAYMENTS AND ATTAINING HIGHEST ANNIVERSARY VALUES

The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:

     - Subsequent Purchase Payment invested in the first contract year =
       $150,000

     - Subsequent Purchase Payment invested in the second contract year =
       $275,000

     - Subsequent Purchase Payment invested in the third contract year = $10,000


     - No withdrawals taken in the first 3 contract years



-----------------------------------------------------------------------------------------------------------------------------------
                             PURCHASE          ELIGIBLE         INELIGIBLE          ASSUMED
                              PAYMENT          PURCHASE          PURCHASE          CONTRACT         ANNIVERSARY         INCOME
      VALUES AS OF           INVESTED          PAYMENTS          PAYMENTS            VALUE             VALUE             BASE
-----------------------------------------------------------------------------------------------------------------------------------
 Benefit Effective Date      $100,000          $100,000             $0             $100,000             --             $100,000
-----------------------------------------------------------------------------------------------------------------------------------
         Year 1              $150,000          $150,000             $0             $245,000             --             $250,000
-----------------------------------------------------------------------------------------------------------------------------------
    1st Anniversary             --                --                --             $270,000          $270,000          $270,000
-----------------------------------------------------------------------------------------------------------------------------------
         Year 2              $275,000          $250,000           $25,000          $545,000             --             $520,000
-----------------------------------------------------------------------------------------------------------------------------------
    2nd Anniversary             --                --                --             $580,000          $555,000          $555,000
-----------------------------------------------------------------------------------------------------------------------------------
         Year 3               $10,000             $0              $10,000          $587,000             --             $555,000
-----------------------------------------------------------------------------------------------------------------------------------
    3rd Anniversary             --                --                --             $625,000          $590,000          $590,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                                                  MAXIMUM
                              INCOME                              ANNUAL
                              CREDIT            INCOME          WITHDRAWAL
      VALUES AS OF             BASE             CREDIT            AMOUNT
-----------------------------------------------------------------------------
 Benefit Effective Date      $100,000             --              $6,000
-----------------------------------------------------------------------------
         Year 1              $250,000             --              $15,000
-----------------------------------------------------------------------------
    1st Anniversary          $270,000           $15,000           $16,200
-----------------------------------------------------------------------------
         Year 2              $520,000             --              $31,200
-----------------------------------------------------------------------------
    2nd Anniversary          $555,000           $31,200           $33,300
-----------------------------------------------------------------------------
         Year 3              $555,000             --              $33,300
-----------------------------------------------------------------------------
    3rd Anniversary          $590,000           $33,300           $35,400
-----------------------------------------------------------------------------



     Eligible Purchase Payments

       - First contract year = $250,000 ($100,000 + $150,000 = $250,000)

       - Second contract year = $250,000 (second year Purchase Payments are capped at 100% of Purchase Payments received in contract year 1)

     Ineligible Purchase Payments

       - Second contract year = $25,000 ($275,000 - $250,000 = $25,000)

       - Third contract year = $10,000 (Purchase Payments received after the second contract year are ineligible)

The values of the feature are impacted by adding subsequent Purchase Payments as follows:


     - The Income Base, Income Credit Base and the Maximum Annual Withdrawal Amount ("MAWA") are recalculated at the time each subsequent Eligible Purchase Payment is received.


       - In year 1, the Income Base and Income Credit Base were increased to $250,000 ($100,000 + $150,000); and the MAWA was increased to $15,000
         ($250,000 x 6%).

       - In year 2, the Income Base and Income Credit Base were increased to $520,000 ($270,000 + $250,000); and the MAWA was increased to $31,200
         ($520,000 x 6%).

       - In year 3, the Income Base and Income Credit Base remained the same at $555,000 ($555,000 + $0); and the MAWA remained the same at $33,300
         ($555,000 x 6%).

The values of the feature are impacted by attaining highest Anniversary Values as follows:

     - The Income Base and Income Credit Base are increased to the highest Anniversary Value on each anniversary if the contract value is greater than the current Income Base plus the Income Credit; and the Maximum Annual Withdrawal Amount (MAWA) is recalculated based on the value of the Income Base.




       - On the 1st anniversary, the Income Base and Income Credit Base were increased to $270,000 ($270,000 is greater than $250,000 + $15,000
         Income Credit); and the MAWA was increased to $16,200 ($270,000 x 6%).



       - On the 2nd anniversary, the Income Base and Income Credit Base were increased to $555,000 ($580,000 less Ineligible Purchase Payments of $25,000 = $555,000, which is greater than $520,000 + $31,200 Income
         Credit); and the MAWA was increased to $33,300 ($555,000 x 6%).



       - On the 3rd anniversary, the Income Base and Income Credit Base were increased to $590,000 ($625,000 less Ineligible Purchase Payments of $35,000 = $590,000, which is greater than $555,000 + $33,300 Income
         Credit) and the MAWA was increase to $35,400 ($590,000 x 6%).


EXAMPLE 3: IMPACT OF TAKING WITHDRAWALS (UP TO THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT)

The values shown below are based on the assumptions stated in Examples 1 and 2 above, in addition to the following:

     - Withdrawals of 5% of Income Base taken in the fourth and fifth contract year


----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MAXIMUM
                                             ASSUMED                                   INCOME                      ANNUAL
                             WITHDRAWAL     CONTRACT     ANNIVERSARY     INCOME        CREDIT        INCOME      WITHDRAWAL
        VALUES AS OF            TAKEN         VALUE         VALUE         BASE          BASE         CREDIT        AMOUNT
----------------------------------------------------------------------------------------------------------------------------
      3rd Anniversary            --         $625,000      $590,000      $590,000      $590,000       $33,300       $35,400
----------------------------------------------------------------------------------------------------------------------------
          Year 4               $29,500      $595,500         --         $590,000      $590,000         --          $35,400
----------------------------------------------------------------------------------------------------------------------------
      4th Anniversary            --         $561,500      $526,500      $595,900      $590,000       $5,900        $35,754
----------------------------------------------------------------------------------------------------------------------------
          Year 5               $29,795      $531,705         --         $595,900      $590,000         --          $35,754
----------------------------------------------------------------------------------------------------------------------------
      5th Anniversary            --         $530,000      $495,000      $601,800      $590,000       $5,900        $36,108
----------------------------------------------------------------------------------------------------------------------------



     - In year 4, $29,500 was withdrawn ($590,000 x 5%)

     - In year 5, $29,795 was withdrawn ($595,900 x 5%)

The values of the feature are impacted by withdrawals taken as follows:

     - The Income Base and Income Credit Base are not reduced because the amount of the withdrawal taken was less than the Maximum Annual Withdrawal Amount (MAWA)

       - In year 4, $29,500 was withdrawn and is less than the MAWA of $35,400

       - In year 5, $29,795 was withdrawn and is less than the MAWA of $35,754

     - The Income Credit Percentage used to determine the amount of the Income Credit added on the 4th and 5th anniversaries was reduced by the percent withdrawn (6% Income Credit Percentage - 5% withdrawal = 1% Income Credit Percentage)

Income Credit = $5,900 ($590,000 Income Credit Base x 1% Income Credit
                                   Percentage)

NOTE: When the Income Base is increased due to the addition of the Income Credit, the Income Credit Base is not increased. The Income Credit Base is increased by the addition of Eligible Purchase Payments and when the Income Base is increased to the highest Anniversary Value (as shown in Example 2 above).

EXAMPLE 4: IMPACT OF TAKING EXCESS WITHDRAWALS (IN EXCESS OF THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT)

The values shown below are based on the assumptions stated in Examples 1, 2 and 3 above, in addition to the following:


     - Withdrawals of 8% of Income Base taken in the sixth and seventh contract year



-------------------------------------------------------------------------------------------------------------------------
                                                    ASSUMED                                                   INCOME
                                WITHDRAWAL          CONTRACT         ANNIVERSARY           INCOME             CREDIT
        VALUES AS OF              TAKEN              VALUE              VALUE               BASE               BASE
-------------------------------------------------------------------------------------------------------------------------
      5th Anniversary               --              $530,000           $495,000           $601,800           $590,000
-------------------------------------------------------------------------------------------------------------------------
          Year 6                 $48,144            $481,856              --              $587,116           $575,604
-------------------------------------------------------------------------------------------------------------------------
      6th Anniversary               --              $490,000           $455,000           $587,116           $575,604
-------------------------------------------------------------------------------------------------------------------------
          Year 7                 $46,969            $443,031              --              $571,968           $560,753
-------------------------------------------------------------------------------------------------------------------------
      7th Anniversary               --              $450,000           $415,000           $571,968           $560,753
-------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------
                                                    MAXIMUM
                                                     ANNUAL
                                  INCOME           WITHDRAWAL
        VALUES AS OF              CREDIT             AMOUNT
----------------------------------------------------------------
      5th Anniversary             $5,900            $36,108
----------------------------------------------------------------
          Year 6                    --              $35,227
----------------------------------------------------------------
      6th Anniversary               $0              $35,227
----------------------------------------------------------------
          Year 7                    --              $34,318
----------------------------------------------------------------
      7th Anniversary               $0              $34,318
----------------------------------------------------------------



The values of the feature are impacted by taking withdrawals in excess of the Maximum Annual Withdrawal Amount (MAWA) as follows:

     - The Income Base and Income Credit Base are reduced by the same proportion by which the contract value is reduced by the amount in excess of the MAWA

       - In year 6, the reduction proportion is 2.44% ([$48,144 - $36,108] / [$530,000 - $36,108]); the reduced Income Base is $587,116 ($601,800 x
         [1 - 2.44%]); and the reduced Income Credit Base is $575,604 ($590,000 x [1 - 2.44%]).

       - In year 7, the reduction proportion is 2.58% ([$46,969 - $35,227] / [$490,000 - $35,227]); the reduced Income Base is $571,968 ($587,116 x
         [1 - 2.58%]); and the reduced Income Credit Base is $560,753 ($575,604 x [1 - 2.58%]).

     - The Income Credit Percentage is reduced to 0% because the withdrawal taken was in excess of the MAWA.

     - The MAWA is recalculated based on the reduced Income Base.

EXAMPLE 5: PROTECTED INCOME PAYMENT

The values shown below are based on the assumptions stated in Examples 1, 2, 3 and 4 above, in addition to the following:

     - Contract value as shown below and reduced to $0 in Year 11 due to market conditions

     - No withdrawals taken after the seventh contract year


-------------------------------------------------------------------------------------------------------------------------
                                 ASSUMED                                                   INCOME
                                 CONTRACT         ANNIVERSARY           INCOME             CREDIT             INCOME
        VALUES AS OF              VALUE              VALUE               BASE               BASE              CREDIT
-------------------------------------------------------------------------------------------------------------------------
      7th Anniversary            $450,000           $415,000           $571,968           $560,753              $0
-------------------------------------------------------------------------------------------------------------------------
      8th Anniversary            $250,000           $215,000           $605,613           $560,753           $33,645
-------------------------------------------------------------------------------------------------------------------------
      9th Anniversary            $150,000           $115,000           $639,258           $560,753           $33,645
-------------------------------------------------------------------------------------------------------------------------
     10th Anniversary            $50,000            $15,000            $672,903           $560,753           $33,645
-------------------------------------------------------------------------------------------------------------------------
          Year 11                   $0                 $0              $672,903           $560,753              --
-------------------------------------------------------------------------------------------------------------------------
     11th Anniversary               $0                 $0              $672,903           $560,753              --
-------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------
                                 MAXIMUM
                                  ANNUAL           PROTECTED
                                WITHDRAWAL           INCOME
        VALUES AS OF              AMOUNT            PAYMENT
----------------------------------------------------------------
      7th Anniversary            $34,318               --
----------------------------------------------------------------
      8th Anniversary            $36,337               --
----------------------------------------------------------------
      9th Anniversary            $38,355               --
----------------------------------------------------------------
     10th Anniversary            $40,374               --
----------------------------------------------------------------
          Year 11                $40,374               --
----------------------------------------------------------------
     11th Anniversary               --              $26,916
----------------------------------------------------------------



     - The Protected Income Payment of $26,916 ($672,903 x 4%) will be paid for the lifetime of the Covered Person.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
   PROSPECTUS PROVISION            AVAILABILITY OR VARIATION               STATES
-------------------------------------------------------------------- ----------------
 Administration Charge     Contract Maintenance Fee is $30.           New Mexico
-------------------------------------------------------------------- ----------------
 Administration Charge     Charge will be deducted pro-rata from      New York
                           Variable Portfolios only.                  Oregon
                                                                      Texas
                                                                      Washington
-------------------------------------------------------------------- ----------------
 Annuity Date              You may switch to the Income Phase any     Florida
                           time after your first contract
                           anniversary.
-------------------------------------------------------------------- ----------------
 Annuity Date              You may begin the Income Phase any time    New York
                           13 or more months after contract issue.
-------------------------------------------------------------------- ----------------
 Free Look                 If you are age 65 or older on the          Arizona
                           contract issue date, the Free Look
                           period is 30 days.
-------------------------------------------------------------------- ----------------
 Free Look                 If you are age 60 or older on the          California
                           contract issue date, the Free Look
                           period is 30 days.
-------------------------------------------------------------------- ----------------
 Free Look                 If you are age 64 and under on the         Florida
                           contract issue date, the Free Look
                           period is 14 days and if you are age 65
                           and older on the contract issue date,
                           the Free Look period is 21 days.
-------------------------------------------------------------------- ----------------
 Free Look                 The Free Look period is 20 days.           Idaho
                                                                      North Dakota
                                                                      Rhode Island
-------------------------------------------------------------------- ----------------
 Free Look                 The Free Look amount is calculated as      New York
                           the greater of (1) Purchase Payments or
                           (2) the value of your contract on the
                           day we receive your request in Good
                           Order at the Annuity Service Center.
-------------------------------------------------------------------- ----------------
 Minimum Contract Value    The minimum remaining contract value       Texas
                           after a partial withdrawal must be
                           $2,000.
-------------------------------------------------------------------- ----------------
 Payment Enhancement       The minimum rate is 1%.                    Washington
 Rate
-------------------------------------------------------------------- ----------------
 Premium Tax               We deduct premium tax charges of 0.50%     California
                           for Qualified contracts and 2.35% for
                           Non-Qualified contracts based on
                           contract value when you begin the Income
                           Phase.
-------------------------------------------------------------------- ----------------
 Premium Tax               We deduct premium tax charges of 0% for    Maine
                           Qualified contracts and 2.0% for Non-
                           Qualified contracts based on total
                           Purchase Payments when you begin the
                           Income Phase.
-------------------------------------------------------------------- ----------------
 Premium Tax               We deduct premium tax charges of 0% for    Nevada
                           Qualified contracts and 3.5% for Non-
                           Qualified contracts based on contract
                           value when you begin the Income Phase.
-------------------------------------------------------------------- ----------------
 Premium Tax               For the first $500,000 in the contract,    South Dakota
                           we deduct premium tax charges of 0% for
                           Qualified contracts and 1.25% for Non-
                           Qualified contracts based on total
                           Purchase Payments when you begin the
                           Income Phase. For any amount in excess
                           of $500,000 in the contract, we deduct
                           front-end premium tax charges of 0% for
                           Qualified contracts and 0.80% for Non-
                           Qualified contracts based on total
                           Purchase Payments when you begin the
                           Income Phase.
-------------------------------------------------------------------- ----------------
 Premium Tax               We deduct premium tax charges of 1.0%      West Virginia
                           for Qualified contracts and 1.0% for
                           Non-Qualified contracts based on
                           contract value when you begin the Income
                           Phase.
-------------------------------------------------------------------- ----------------
 Premium Tax               We deduct premium tax charges of 0% for    Wyoming
                           Qualified contracts and 1.0% for Non-
                           Qualified contracts based on total
                           Purchase Payments when you begin the
                           Income Phase.
-------------------------------------------------------------------- ----------------
 Purchase Payment Age      The Purchase Payment Age Limit is the      Washington
 Limit                     later of one year after contract issue
                           or the Owner's 61st birthday.
-------------------------------------------------------------------- ----------------
 SunAmerica Income Plus,   Charge will be deducted pro-rata from      New York
 SunAmerica Income         Variable Portfolios only.                  Oregon
 Builder                                                              Texas
                                                                      Washington
-------------------------------------------------------------------- ----------------
 Transfer Privilege        Any transfer over the limit of 15 will     Pennsylvania
                           incur a $10 transfer fee.                  Texas
-------------------------------------------------------------------- ----------------
 Withdrawal Charge         The Withdrawal Charge Schedule is as       Iowa
                           follows:                                   Kentucky
                           9%, 8%, 7%, 6%, 5%, 4%, 3%, 2%, 1%, 0%     Maryland
                                                                      Minnesota
                                                                      Mississippi
                                                                      Nevada
                                                                      Ohio
                                                                      Texas
-------------------------------------------------------------------- ----------------
 Withdrawal Charge         The Withdrawal Charge Schedule is as       Oklahoma
                           follows:
                           8.5%, 8%, 7.5%, 6.5%, 5.5%, 4.5%, 4%,
                           3%, 2%, 0%
-------------------------------------------------------------------- ----------------
 Withdrawal Charge         10% free withdrawal in a full surrender    Washington
                           and the Withdrawal Charge Schedule is as
                           follows: 9%, 8%, 7%, 6%, 5%, 4%, 3%, 2%,
                           1%, 0%
-------------------------------------------------------------------- ----------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX E - LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO
                                JANUARY 23, 2012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

None of the Living Benefits described below are currently being offered.

TABLE OF CONTENTS

SunAmerica Income Plus.....................................................  E-2
SunAmerica Income Plus Fees................................................  E-3
SunAmerica Income Builder..................................................  E-2
SunAmerica Income Builder Fees.............................................  E-3


SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER

If your contract was issued prior to January 23, 2012 and you elected the optional SunAmerica Income Plus or SunAmerica Income Builder living benefits, the following provisions are applicable to the feature you elected. All other SunAmerica Income Plus and SunAmerica Income Builder provisions discussed in the prospectus above apply to your elected feature except for the following:

Under LIVING BENEFIT DEFINED TERMS, the terms "Eligible Purchase Payments" and "Investment Requirements" are defined as follows:

     ELIGIBLE PURCHASE PAYMENTS


     Eligible Purchase Payments are Purchase Payments, or portions thereof, made on or after the Benefit Effective Date as shown in the table below and are included in the calculation of the Income Base and Income Credit Base. The calculation of Eligible Purchase Payments does not include Income Credits or the Continuation Contribution, if any. However, the Continuation Contribution, if any, is included in the calculation of Anniversary Values. Total Purchase Payments are limited to $1,500,000 without prior Company approval.


----------------------------------------------------------------------------------
      FIRST CONTRACT YEAR                    SUBSEQUENT CONTRACT YEARS
----------------------------------------------------------------------------------
   100% of Purchase Payments     Purchase Payments received in contract years 2-5,
           Received               capped at 200% of Purchase Payments received in
                                              the first contract year
----------------------------------------------------------------------------------


     INVESTMENT REQUIREMENTS

     We will allocate 10% of every Purchase Payment and Continuation Contribution, if any, to a fixed interest rate account ("Secure Value Account"). The remaining 90% of every Purchase Payment and Continuation Contribution, if any, (the "Flexible Allocation"), must be allocated by you in accordance with the investment options outlined under "ARE THERE ANY INVESTMENT REQUIREMENTS IF I ELECT SUNAMERICA INCOME PLUS OR SUNAMERICA INCOME BUILDER? " below.


Under the question, "WHAT DETERMINES THE AMOUNT I CAN RECEIVE EACH YEAR? " the income options under SunAmerica Income Plus and SunAmerica Income Builder are as follows:

SUNAMERICA INCOME PLUS


----------------------------------------------------------------------
                           INCOME OPTION 1         INCOME OPTION 2
      NUMBER OF         ----------------------------------------------
   COVERED PERSONS       MAXIMUM    PROTECTED    MAXIMUM    PROTECTED
      AND AGE OF         ANNUAL      INCOME      ANNUAL       INCOME
    COVERED PERSON     WITHDRAWAL    PAYMENT   WITHDRAWAL    PAYMENT
 AT FIRST WITHDRAWAL*  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE
----------------------------------------------------------------------
 One Covered Person
 (Age 64 and Younger)      6.0%       3.0%**       6.0%        3.0%**
----------------------------------------------------------------------
 One Covered Person
 (Age 65 and Older)        6.0%       4.0%         7.0%        3.0%
----------------------------------------------------------------------
 Two Covered Persons
 (Age 64 and Younger)      5.5%       3.0%***      5.5%        3.0%***
----------------------------------------------------------------------
 Two Covered Persons
 (Age 65 and Older)        5.5%       4.0%         6.5%        3.0%
----------------------------------------------------------------------



SUNAMERICA INCOME BUILDER


----------------------------------------------------------------------
                           INCOME OPTION 1         INCOME OPTION 2
      NUMBER OF         ----------------------------------------------
   COVERED PERSONS       MAXIMUM    PROTECTED    MAXIMUM    PROTECTED
      AND AGE OF         ANNUAL      INCOME      ANNUAL       INCOME
    COVERED PERSON     WITHDRAWAL    PAYMENT   WITHDRAWAL    PAYMENT
 AT FIRST WITHDRAWAL*  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE
----------------------------------------------------------------------
 One Covered Person
 (Age 64 and Younger)      5.5%       3.0%**       5.5%        3.0%**
----------------------------------------------------------------------
 One Covered Person
 (Age 65 and Older)        5.5%       4.0%         6.5%        3.0%
----------------------------------------------------------------------
 Two Covered Persons
 (Age 64 and Younger)      5.0%       3.0%***      5.0%        3.0%***
----------------------------------------------------------------------
 Two Covered Persons
 (Age 65 and Older)        5.0%       4.0%         6.0%        3.0%
----------------------------------------------------------------------



     * If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.

    ** If One Covered Person is elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the Covered Person's 65th birthday.

   *** If Two Covered Persons are elected, the Protected Income Payment
       Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the younger Covered Person's 65th birthday.

Under the question, "ARE THERE INVESTMENT REQUIREMENTS IF I ELECT SUNAMERICA INCOME PLUS OR SUNAMERICA INCOME BUILDER? " the investment requirements under SunAmerica Income Plus or SunAmerica Income Builder are as follows:

Are there investment requirements if I elect SunAmerica Income Plus or SunAmerica Income Builder?

Yes. We will allocate 10% of every Purchase Payment and Continuation Contribution, if any, to a Fixed Account ("Secure Value Account"). The Secure Value Account is only available for investment for contracts with election of SunAmerica Income Plus or SunAmerica Income Builder. The crediting interest rate on amounts allocated to the Secure Value Account will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. The remaining 90% of every Purchase Payment and Continuation Contribution, if applicable (the "Flexible Allocation"), must be allocated by you in accordance with the investment requirements outlined below. As a result, there is a risk that the overall return of 90% of every Purchase Payment and Continuation Contribution may not be as high as the overall return of the entire Purchase Payment and Continuation Contribution invested in the Flexible Allocation.

Your Flexible Allocation must comply with the investment requirements in one of four ways.

FLEXIBLE ALLOCATION -- CHECK-THE-BOX OPTIONS 1-3

After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested in accordance with Option 1, 2 or 3:

------------------------------------------------------------------------------
---------------- -------------------------------------------------------------
 Option 1         Invest in one of three available Polaris Portfolio Allocator
                  Models:
                    Model 1, Model 2 or Model 3
                  or
                  Invest in one of three available 50%-50% Combination Models:
                    Model 1, Model 2 or Model 3
---------------- -------------------------------------------------------------
 Option 2         Invest in one or more of the following balanced Variable
                  Portfolios:
                    American Funds Asset Allocation SAST
                    Asset Allocation
                    Balanced
                    Franklin Income Securities Fund
                    Managed Allocation Balanced
                    Managed Allocation Moderate
                    Managed Allocation Moderate Growth
                    MFS Total Return
                    SunAmerica Dynamic Allocation Portfolio
---------------- -------------------------------------------------------------
 Option 3         Invest in the Cash Management Variable Portfolio
------------------------------------------------------------------------------


FLEXIBLE ALLOCATION -- BUILD-YOUR-OWN OPTION 4

After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested among the Variable Portfolios and available Fixed Accounts, as follows:


------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT                AND/OR FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. BOND, CASH AND         Minimum 20%      Cash Management
    FIXED                  Maximum 90%      Corporate Bond
    ACCOUNTS                                Global Bond
                                            Government and Quality Bond
                                            Real Return
                                            Total Return Bond

                                            DCA FIXED ACCOUNTS*
                                            6-Month DCA
                                            1-Year DCA
                                            2-Year DCA

                                            FIXED ACCOUNTS
                                            1-Year Fixed (if available)
------------------------------------------------------------------------------------
 B. EQUITY                 Minimum 0%       Aggressive Growth
                           Maximum 70%      Alliance Growth
                                            American Funds Asset Allocation SAST
                                            American Funds Global Growth SAST
                                            American Funds Growth SAST
                                            American Funds Growth-Income SAST
                                            Asset Allocation
                                            Balanced
                                            Blue Chip Growth
                                            Capital Appreciation
                                            Davis Venture Value
                                            "Dogs" of Wall Street
                                            Equity Opportunities
                                            Foreign Value
                                            Franklin Income Securities Fund
                                            Franklin Templeton VIP Founding
                                              Funds Allocation Fund
                                            Fundamental Growth
                                            Global Equities
                                            Growth
                                            Growth-Income
                                            High-Yield Bond
                                            International Diversified Equities
                                            International Growth and Income
                                            Invesco Van Kampen V.I. American
                                            Franchise
                                              Fund, Series II Shares
                                            Invesco Van Kampen V.I. Comstock Fund,
                                              Series II Shares
                                            Invesco Van Kampen V.I. Growth and
                                              Income Fund, Series II Shares
                                            Lord Abbett Growth and Income
                                            Managed Allocation Balanced
                                            Managed Allocation Growth
                                            Managed Allocation Moderate
                                            Managed Allocation Moderate Growth
                                            Marsico Focused Growth
                                            MFS Massachusetts Investors Trust
                                            MFS Total Return
                                            Small & Mid Cap Value
                                            SunAmerica Dynamic Allocation Portfolio
                                            Telecom Utility
------------------------------------------------------------------------------------
 C. LIMITED EQUITY         Minimum 0%       Capital Growth
                           Maximum 10%      Emerging Markets
                                            Growth Opportunities
                                            Mid-Cap Growth
                                            Natural Resources
                                            Real Estate
                                            Small Company Value
                                            Technology
------------------------------------------------------------------------------------



* You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

Under the question, "WHAT IS THE FEE FOR SUNAMERICA INCOME PLUS OR SUNAMERICA INCOME BUILDER? " the fee for

SunAmerica Income Plus or SunAmerica Income Builder is as follows:

What is the fee for SunAmerica Income Plus and SunAmerica Income Builder?


The fee for SunAmerica Income Plus and SunAmerica Income Builder is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In New York, Oregon, Texas and Washington, the fee will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:


----------------------------------------------------------------------------
                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                         INITIAL       MAXIMUM       MINIMUM        EACH
      NUMBER OF        ANNUAL FEE    ANNUAL FEE    ANNUAL FEE      BENEFIT
   COVERED PERSONS        RATE          RATE          RATE        QUARTER*
----------------------------------------------------------------------------
 One Covered Person       1.10%         2.20%         0.60%       +/-0.25%
----------------------------------------------------------------------------
 Two Covered Persons      1.35%         2.70%         0.60%       +/-0.25%
----------------------------------------------------------------------------


* The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25% / 4).

The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above. Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.

Since the fee rate is assessed against the Income Base, an increase in the Income Base due to the addition of an Income Credit, attaining a higher Anniversary Value or the addition of subsequent Eligible Purchase Payments, will result in an increase to the amount of the fee you pay, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit, and in certain instances, the value of the Income Credit may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether or not you take any withdrawals.

If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           APPENDIX F - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The following details the standard and Maximum Anniversary Value death benefits payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract, whether a Living Benefit was elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.


Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.


We define "Continuation Net Purchase Payments" as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered the initial Continuation Purchase Payment. We define "Continuation Purchase Payments" as Purchase Payments made on or after the Continuation Date.


The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

The term "Withdrawal Adjustment" is used if an optional living benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse's 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

The Company will not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations described below assume that no Purchase Payments are received on or after the Continuing Spouse's 86th birthday.

WE WILL NOT DEDUCT THE PAYMENT ENHANCEMENT FROM THE CONTRACT VALUE AND MAXIMUM ANNIVERSARY VALUE, IF APPLICABLE, UPON A SPOUSAL CONTINUATION IF THE ORIGINAL OWNER'S DATE OF DEATH IS WITHIN 12 MONTHS OF A PAYMENT ENHANCEMENT BEING CREDITED TO THE CONTRACT. HOWEVER, IF THE CONTINUING SPOUSE'S DATE OF DEATH IS WITHIN 12 MONTHS OF A PAYMENT ENHANCEMENT BEING ALLOCATED TO THE CONTRACT, WE WILL DEDUCT THE PAYMENT ENHANCEMENT FROM THE CONTRACT VALUE AND MAXIMUM ANNIVERSARY VALUE, IF APPLICABLE, WHEN CALCULATING THE DEATH BENEFIT PAYABLE TO THE CONTINUING SPOUSE'S BENEFICIARY.


The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether the original Owner had elected a Living Benefit, described above.


STANDARD AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF AN OPTIONAL LIVING BENEFIT:

     1.  STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments.

          If the Continuing Spouse is age 81 or older on the Continuation Date, the death benefit is equal to contract value.

     2.  OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus any Continuation Purchase Payments including any Payment Enhancement, if applicable, received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.

          If the Continuing Spouse is age 81 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

     1.  STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greater of:

          a. Contract value; or

          b. Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          If the Continuing Spouse is age 81 or older on the Continuation Date, the death benefit is equal to contract value.

     2.  OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:

          a. Contract value; or

          b. Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus Continuation Purchase Payments, including any Payment Enhancement, if applicable, received since that contract anniversary; and reduced by:

               (i) any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated: or

               (ii) any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          The anniversary value for any year is equal to the contract value on the applicable anniversary.

          If the Continuing Spouse is age 81 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

Please forward a copy (without charge) of the Polaris Advantage II Variable
  Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ---------------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------



  Return to:  Issuing Company ------------------------------------------
  Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                                    ISSUED BY

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                               IN CONNECTION WITH

                          FS VARIABLE SEPARATE ACCOUNT

                     POLARIS ADVANTAGE II VARIABLE ANNUITY



This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated April 30, 2012, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-7862 or writing us at:



        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


                                 April 30, 2012

                                TABLE OF CONTENTS



                                                                   PAGE
                                                                   ----
Separate Account and the Company.................................     3

General Account..................................................     4

Master-Feeder Structure..........................................     5

Information Regarding the Use of the Volatility Index ("VIX")....     6

Performance Data ................................................     7

Annuity Income Payments..........................................    10

Annuity Unit Values..............................................    10

Taxes............................................................    13

Broker-Dealer Firms Receiving Revenue Sharing Payments...........    23

Distribution of Contracts........................................    24

Financial Statements

   Separate Account Financial Statements.........................    24

   The United States Life Insurance Company in the City of
      New York Financial Statements..............................    24

   American International Group, Inc. Financial Information......    25

                        SEPARATE ACCOUNT AND THE COMPANY
                        --------------------------------

     The United States Life Insurance Company in the City of New York ("US Life" or the "Company") is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation, is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contracts are the Company's, and American International Group has no legal obligation to back those commitments.

     On December 31, 2011, First SunAmerica Life Insurance Company ("First SunAmerica") merged with the Company. Prior to this date, the contracts were issued by First SunAmerica.

     FS Variable Separate Account ("Separate Account") was originally established by First SunAmerica on September 9, 1994, pursuant to the provisions of New York law, as a segregated asset account. Prior to December 31, 2011, the Separate Account was a separate account of First SunAmerica. On December 30, 2011, and in conjunction with the merger of US Life and First SunAmerica, the Separate Account was transferred to and became a Separate Account of US Life under New York law.

     The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

     The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

     The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one or more Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable Annuity Income Payments will vary with the values of shares of the Underlying Funds, and are also reduced by insurance contract charges and fees.

     The basic objective of a variable annuity contract is to provide variable Annuity Income Payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable Annuity Income Payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' management to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable Annuity Income Payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

     Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable Annuity Income Payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable Annuity Income Payments).

                                 GENERAL ACCOUNT
                                 ---------------

     The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the DCA accounts available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

     The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                             MASTER-FEEDER STRUCTURE
                             -----------------------

     The following underlying funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").

     Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management Corp. ("SAAMCo") does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the Underlying Fund ceases to operate as a "feeder fund," SAAMCo will serve as investment manager for the Feeder Fund.

     The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:

     - Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder
       Fund advisory fees for as long as the Feeder Funds invest in a Master
       Fund); and

     - Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

          INFORMATION REGARDING THE USE OF THE VOLATILITY INDEX ("VIX")
          -------------------------------------------------------------

This variable annuity is not sponsored, endorsed, sold or promoted by Standard
& Poor's Financial Services LLC ("S&P") or the Chicago Board Options Exchange, Incorporated ("CBOE"). S&P and CBOE make no representation, condition or warranty, express or implied, to the owners of this variable annuity or any member of the public regarding the advisability of investing in securities generally or in this variable annuity or in the ability of the CBOE Volatility Index (the "VIX") track market performance. S&P's and CBOE's only relationship to the Company is the licensing of certain trademarks and trade names of S&P, CBOE and the VIX which is determined, composed and calculated by S&P without regard to the Company or this variable annuity. S&P has no obligation to take the needs of the Company or the owners of this variable annuity into consideration in determining, composing or calculating the VIX. S&P and CBOE are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of this variable annuity to be issued or in the determination or calculation of the equation by which this variable annuity is to be converted into cash. S&P and CBOE have no obligation or liability in connection with the administration, marketing or trading of this variable annuity.

Neither S&P, its affiliates nor their third party licensors, including CBOE, guarantee the adequacy, accuracy, timeliness or completeness of the VIX or any data included therein or any communications, including but not limited to, oral or written communications (including electronic communications) with respect thereto. S&P, its affiliates and their third party licensors, including CBOE, shall not be subject to any damages or liability for any errors, omissions or delays therein. S&P and CBOE make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the marks, the VIX or any data included therein. Without limiting any of the foregoing, in no event whatsoever shall S&P, its affiliates or their third party licensors, including CBOE, be liable for any indirect, special, incidental, punitive or consequential damages, including but not limited to, loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability or otherwise.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "Standard & Poor's 500(TM)" are trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by the Company. "CBOE", "CBOE Volatility Index" and "VIX" is a trademark of the Chicago Board Options Exchange, Incorporated and has been licensed for use by S&P.

                                PERFORMANCE DATA
                                ----------------
From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.

The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

     Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

      Base Period Return = (EV - SV - CMF)/(SV)

where:
        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $50 annual Contract Maintenance Fee, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

        Current Yield = (Base Period Return) x (365/7)

The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period.

However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

        Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]

The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which will result in a decline in value of your investment.

Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in the value of your investment.

OTHER VARIABLE PORTFOLIOS

The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return." Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return
(T) is computed so that it satisfies the formula:

        P (1 + T) TO THE POWER OF n = ERV

where:
        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years

        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)


The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance.

POLARIS PORTFOLIO ALLOCATOR MODELS

The Separate Account also computes "total return" data for each of the Polaris Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

Total return for a Polaris Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each evaluation date. The model inception date is the date when the model was first offered for investment.

                            ANNUITY INCOME PAYMENTS
                            -----------------------

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

     The initial Income Payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Annuity Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Annuity Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity Income Payment. The number of Annuity Units determined for the first variable annuity Income Payment remains constant for the second and subsequent monthly variable annuity Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

     For fixed Annuity Income Payments, the amount of the second and each subsequent monthly annuity Income Payment is the same as that determined above for the first monthly payment.

     For variable Annuity Income Payments, the amount of the second and each subsequent monthly annuity Income Payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each annuity Income Payment is due.

                              ANNUITY UNIT VALUES
                              -------------------

     The value of an Annuity Unit is determined independently for each Variable Portfolio.

     The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity Income Payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity Income Payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity Income Payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity Income Payments to increase (or not to decrease).

     The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each Annuity Income Payment will vary accordingly.

     For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

     The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

     The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

     (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

     (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

     The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

     ILLUSTRATIVE EXAMPLE
     --------------------

     Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                    NIF = ($11.46/$11.44)

                        = 1.00174825

     The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the Income Payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable Income Payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                            (1/12)
                  1/[(1.035)      ] = 0.99713732

     In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                 $10.103523 x 1.00174825 x 0.99713732 = $10.092213

     To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

     The NIF measures the performance of the funds that are basis for the amount of future annuity income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is less that one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

     ILLUSTRATIVE EXAMPLE
     --------------------

     Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second Annuity Income Payment date is $13.327695.

     P's first variable Annuity Income Payment is determined from annuity factor tables, using the information assumed above. From the tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable Annuity Income Payment is determined by multiplying the monthly installment of $5.21 (Option 4 tables, male Annuitant age 60 at the Annuity Date annuitizing in 2010) by the result of dividing P's account value by $1,000:

             First Payment = $5.21 x ($116,412.31/$1,000) = $606.51

     The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable Annuity Income Payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $606.51/$13.256932 = 45.750404

     P's second variable Income Payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 45.750404 x $13.327695 = $609.75

     The third and subsequent variable Annuity Income Payments are computed in a manner similar to the second variable Annuity Income Payment.

     Note that the amount of the first variable Annuity Income Payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable Income Payments.

                                     TAXES
                                     -----

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the

Contracts should seek competent financial advice about the tax consequences of any distributions.


On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions, designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs, designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     -    after attainment of age 59 1/2;

     -    when paid to your beneficiary after you die;

     -    after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     -    dividends paid with respect to stock of a corporation described in IRC
          Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     -    distributions from IRAs for higher education expenses;

     -    distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply; and

     - The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Beginning in 2008, subject to federal income limitations, funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS


The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.


TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers AND exchanges (both referred to below as "transfers") of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules could have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a contract or custodial account in a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. The IRS made this earlier guidance permanent in Revenue Procedure 2008-24, superseding Notice 2003-51, although it shortened the presumption period from 24 months to 12 months. Revenue Procedure 2008-24 provides that a transfer will be treated as a tax-free exchange under Code section 1035 if either (a) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in exchange (the date of transfer); or (b) the taxpayer demonstrates that one of the conditions described in Code section 72(q) or any similar life event (such as divorce or loss of employment) occurred between the date of the transfer and the date of the withdrawal or surrender. We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied. Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS


The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore,


                                       -19
certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities


Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2012 is the lesser of 100% of includible compensation or $17,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,500 in 2012 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2012 may not exceed the lesser of $50,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.


(c) Individual Retirement Annuities


Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2012 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2012. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2012 of less than $92,000, your contribution may be fully deductible; if your income is between $92,000 and $112,000, your contribution may be partially deductible and if your income is $112,000 or more, your contribution may not be deductible. If you are single and your income in 2012 is less than $58,000, your contribution may be fully deductible; if your income is between $58,000 and $68,000, your contribution may be partially deductible and if your income is $68,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2012 is between $173,000 and $183,000, your contribution may be partially deductible.


(d) Roth IRAs


Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2012 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2012. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2012 is less than:
$173,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan if certain conditions are met. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

             BROKER-DEALER FIRMS RECEIVING REVENUE SHARING PAYMENTS
             ------------------------------------------------------


The following list includes the names of member firms of the FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2011, from SunAmerica Annuity and Life Assurance Company and US Life, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

BancWest Investment Services, Inc.
CCO Investment Services Corporation
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Financial Network Investment Corporation
FSC Securities Corp.
Infinex Investments, Inc.
ING Financial Partners, Inc.
Janney Montgomery Scott LLC.
J.J.B. Hilliard, W.L. Lyons, Inc.
James Borello & Co
Lincoln Financial Advisor
Lincoln Financial Securities
LPL Financial Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Multi Financial Securities Corp.
NEXT Financial Group, Inc.
Primevest Financial Services, Inc.
Raymond James & Associates
Raymond James Financial
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Securities America, Inc.
UBS Financial Services Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Advisor, LLC
Wescom Financial Services


We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                  MARKETING EXPENSE PAYMENTS TO AMERICAN FUNDS

Pursuant to an agreement between the Company, Capital Research and Management Company and American Funds Distributors, Inc. ("AFD"), the Company will pay to AFD a marketing expense allowance for AFD's marketing assistance equal to 0.16% of Purchase Payments invested in Underlying Funds of American Funds Insurance Series. This expense is not paid directly by contract Owners.

                            DISTRIBUTION OF CONTRACTS
                            -------------------------

The contracts are offered on a continuous basis through SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and SunAmerica Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.

                              FINANCIAL STATEMENTS
                              --------------------


     The following financial statements of FS Variable Separate Account and The United States Life Insurance Company in the City of New York are included in this Statement of Additional Information:


FS Variable Separate Account Financial Statements:


     -   Report of Independent Registered Public Accounting Firm

     -   Statements of Assets and Liabilities, December 31, 2011

     -   Schedules of Portfolio Investments, December 31, 2011

     -   Statements of Operations, for the year ended December 31, 2011

     -   Statements of Changes in Net Assets, for the year ended December 31,
         2011

     - Statements of Changes in Net Assets, for the year ended December 31, 2010, except as indicated

     -   Notes to Financial Statements


The United States Life Insurance Company in the City of New York Financial
Statements:


     -   Report of Independent Registered Public Accounting Firm

     -   Balance Sheets -- December 31, 2011 and 2010

     -   Statements of Income -- Years Ended December 31, 2011, 2010 and 2009

     - Statements of Comprehensive Income -- Years Ended December 31, 2011, 2010 and 2009

     - Statements of Shareholder's Equity -- Years Ended December 31, 2011, 2010 and 2009

     -   Statements of Cash Flows -- Years Ended December 31, 2011, 2010 and
         2009

     -   Notes to Financial Statements

     The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

     PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account. PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, serves as the independent registered public accounting firm for the Company. The audited financial statements referred to above are included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION


     On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement.

     The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K filed on February 23, 2012, for the year ended December 31, 2011, have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

     American International Group, Inc. does not underwrite any insurance policy referenced herein.

     The consolidated financial statements of AIA Group Limited incorporated into this Statement of Additional Information by reference to American International Group's Amendment No. 1 on Form 10-K/A have been so incorporated in reliance upon the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                          FS VARIABLE SEPARATE ACCOUNT

                                       OF

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
          (FORMERLY KNOWN AS FIRST SUNAMERICA LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2011 AND 2010

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
          (FORMERLY KNOWN AS FIRST SUNAMERICA LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2011 AND 2010

                                    CONTENTS

Report of Independent Registered Public Accounting Firm                                         1
Statements of Assets and Liabilities, December 31, 2011                                         2
Schedules of Portfolio Investments, December 31, 2011                                          17
Statements of Operations, for the year ended December 31, 2011                                 19
Statements of Changes in Net Assets, for the year ended December 31, 2011                      30
Statements of Changes in Net Assets, for the year ended December 31, 2010, except as indicated 41
Notes to Financial Statements                                                                  52

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The United States Life Insurance Company in the City of New York and the Contractholders of its separate account, FS Variable Separate Account:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting FS Variable Separate Account (the "Separate Account"), a separate account of The United States Life Insurance Company in the City of New York, at December 31, 2011, and the results of their operations for the year then ended and the changes in each of their net assets for the periods indicated in each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodians and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April  25,  2012

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2011

                                                                          Government
                                                                             and
                                                Asset        Capital       Quality                  Natural
                                              Allocation   Appreciation      Bond       Growth     Resources
                                              Portfolio     Portfolio     Portfolio    Portfolio   Portfolio
                                              (Class 1)     (Class 1)     (Class 1)    (Class 1)   (Class 1)
                                             ---------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $ 3,936,229  $   8,454,460  $ 5,686,495  $3,931,732  $2,444,338
Liabilities:                                           -              -            -           -           -
                                             ---------------------------------------------------------------
Net assets:                                  $ 3,936,229  $   8,454,460  $ 5,686,495  $3,931,732  $2,444,338
                                             ===============================================================
 Accumulation units                          $ 3,926,832  $   8,348,982  $ 5,416,615  $3,910,456  $2,444,338
 Contracts in payout (annuitization) period        9,397        105,478      269,880      21,276           -
                                             ---------------------------------------------------------------
  Total net assets                           $ 3,936,229  $   8,454,460  $ 5,686,495  $3,931,732  $2,444,338
                                             ===============================================================
Accumulation units outstanding                   143,089        176,146      270,324     127,178      52,720
                                             ===============================================================

                                                                          Government
                                                                             and
                                                Asset        Capital       Quality                  Natural
                                              Allocation   Appreciation      Bond       Growth     Resources
                                              Portfolio     Portfolio     Portfolio    Portfolio   Portfolio
                                              (Class 3)     (Class 3)     (Class 3)    (Class 3)   (Class 3)
                                             ---------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $ 2,915,098  $  17,657,304  $30,659,805  $6,213,429  $6,838,485
Liabilities:                                           -              -            -           -           -
                                             ---------------------------------------------------------------
Net assets:                                  $ 2,915,098  $  17,657,304  $30,659,805  $6,213,429  $6,838,485
                                             ===============================================================
 Accumulation units                          $ 2,915,098  $  17,657,304  $30,659,805  $6,213,429  $6,838,485
 Contracts in payout (annuitization) period            -              -            -           -           -
                                             ---------------------------------------------------------------
  Total net assets                           $ 2,915,098  $  17,657,304  $30,659,805  $6,213,429  $6,838,485
                                             ===============================================================
Accumulation units outstanding                   121,539        570,910    1,665,905     223,448     194,691
                                             ===============================================================

   The accompanying notes are an integral part of the financial statesments.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2011
                                  (continued)

                                                                                     Blue
                                              Aggressive   Alliance                  Chip       Capital
                                                Growth      Growth     Balanced     Growth      Growth
                                              Portfolio    Portfolio   Portfolio   Portfolio   Portfolio
                                              (Class 1)    (Class 1)   (Class 1)   (Class 1)   (Class 1)
                                             -----------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $ 1,766,472  $8,570,431  $2,927,929  $  544,131  $  333,336
Liabilities:                                           -           -           -           -           -
                                             -----------------------------------------------------------
Net assets:                                  $ 1,766,472  $8,570,431  $2,927,929  $  544,131  $  333,336
                                             ===========================================================
 Accumulation units                          $ 1,758,255  $8,423,626  $2,904,415  $  544,131  $  333,336
 Contracts in payout (annuitization) period        8,217     146,805      23,514           -           -
                                             -----------------------------------------------------------
  Total Net assets                           $ 1,766,472  $8,570,431  $2,927,929  $  544,131  $  333,336
                                             ===========================================================
Accumulation Units outstanding                   137,650     270,337     173,860      91,243      45,633
                                             ===========================================================

                                                                         Davis      "Dogs" of
                                                 Cash      Corporate    Venture       Wall      Emerging
                                              Management     Bond        Value       Street      Markets
                                              Portfolio    Portfolio   Portfolio    Portfolio   Portfolio
                                              (Class 1)    (Class 1)   (Class 1)    (Class 1)   (Class 1)
                                             ------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $ 3,453,450  $4,082,209  $15,306,444  $1,107,124  $2,296,390
Liabilities:                                           -           -            -           -           -
                                             ------------------------------------------------------------
Net assets:                                  $ 3,453,450  $4,082,209  $15,306,444  $1,107,124  $2,296,390
                                             ============================================================
 Accumulation units                          $ 3,442,193  $3,959,047  $15,233,562  $1,104,088  $2,248,227
 Contracts in payout (annuitization) period       11,257     123,162       72,882       3,036      48,163
                                             ------------------------------------------------------------
  Total Net assets                           $ 3,453,450  $4,082,209  $15,306,444  $1,107,124  $2,296,390
                                             ============================================================
Accumulation Units outstanding                   264,303     163,105      451,534      80,349     135,746
                                             ============================================================

   The accompanying notes are an integral part of the financial statesments.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2011
                                  (continued)

                                                 Equity       Fundamental    Global      Global        Growth
                                              Opportunities     Growth        Bond      Equities    Opportunities
                                                Portfolio      Portfolio    Portfolio   Portfolio     Portfolio
                                                (Class 1)      (Class 1)    (Class 1)   (Class 1)     (Class 1)
                                             --------------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $    2,114,930  $  2,312,425  $2,005,755  $1,679,795  $      353,280
Liabilities:                                              -             -           -           -               -
                                             --------------------------------------------------------------------
Net assets:                                  $    2,114,930  $  2,312,425  $2,005,755  $1,679,795  $      353,280
                                             ====================================================================
 Accumulation units                          $    2,088,661  $  2,307,270  $1,932,401  $1,677,353  $      353,280
 Contracts in payout (annuitization) period          26,269         5,155      73,354       2,442               -
                                             --------------------------------------------------------------------
  Total net assets                           $    2,114,930  $  2,312,425  $2,005,755  $1,679,795  $      353,280
                                             ====================================================================
Accumulation units outstanding                      114,953       137,347      84,541      89,736          60,075
                                             ====================================================================

                                                                                                                   MFS
                                                                                              International   Massachusetts
                                               Growth-    High-Yield      International          Growth         Investors
                                               Income        Bond      Diversified Equities    and Income         Trust
                                              Portfolio   Portfolio         Portfolio           Portfolio       Portfolio
                                              (Class 1)   (Class 1)         (Class 1)           (Class 1)       (Class 1)
                                             ------------------------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $6,704,614  $ 4,396,400  $           2,473,243  $    2,122,850  $    2,672,873
Liabilities:                                          -            -                      -               -               -
                                             ------------------------------------------------------------------------------
Net assets:                                  $6,704,614  $ 4,396,400  $           2,473,243  $    2,122,850  $    2,672,873
                                             ==============================================================================
 Accumulation units                          $6,683,582  $ 4,384,899  $           2,467,752  $    2,110,354  $    2,657,380
 Contracts in payout (annuitization) period      21,032       11,501                  5,491          12,496          15,493
                                             -------------------------------------------------------------------------------
  Total net assets                           $6,704,614  $ 4,396,400  $           2,473,243  $    2,122,850  $    2,672,873
                                             ==============================================================================
Accumulation units outstanding                  232,575      192,840                219,294         177,099         118,888
                                             ==============================================================================

   The accompanying notes are an integral part of the financial statesments.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2011
                                  (continued)

                                                 MFS
                                                Total      Mid-Cap      Real                    Telecom
                                               Return      Growth      Estate     Technology    Utility
                                              Portfolio   Portfolio   Portfolio   Portfolio    Portfolio
                                              (Class 1)   (Class 1)   (Class 1)   (Class 1)    (Class 1)
                                             -----------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $5,696,629  $1,944,182  $1,703,348  $   231,328  $  933,891
Liabilities:                                          -           -           -            -           -
                                             -----------------------------------------------------------
Net assets:                                  $5,696,629  $1,944,182  $1,703,348  $   231,328  $  933,891
                                             ===========================================================
 Accumulation units                          $5,596,086  $1,940,742  $1,702,706  $   231,328  $  932,100
 Contracts in payout (annuitization) period     100,543       3,440         642            -       1,791
                                             -----------------------------------------------------------
  Total net assets                           $5,696,629  $1,944,182  $1,703,348  $   231,328  $  933,891
                                             ===========================================================
Accumulation units outstanding                  202,515     173,009      71,959      101,740      55,016
                                             ===========================================================

                                                                                    American     American
                                                                                     Funds        Funds
                                                Total                                Asset        Global
                                               Return     Aggressive   Alliance    Allocation     Growth
                                                Bond        Growth      Growth        SAST         SAST
                                              Portfolio   Portfolio    Portfolio   Portfolio    Portfolio
                                              (Class 1)   (Class 3)    (Class 3)   (Class 3)    (Class 3)
                                             -------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $2,198,647  $ 1,747,315  $6,506,568  $ 3,740,439  $15,190,715
Liabilities:                                          -            -           -            -            -
                                             -------------------------------------------------------------
Net assets:                                  $2,198,647  $ 1,747,315  $6,506,568  $ 3,740,439  $15,190,715
                                             =============================================================
 Accumulation units                          $2,147,740  $ 1,747,315  $6,506,568  $ 3,740,439  $15,190,715
 Contracts in payout (annuitization) period      50,907            -           -            -            -
                                             -------------------------------------------------------------
  Total net assets                           $2,198,647  $ 1,747,315  $6,506,568  $ 3,740,439  $15,190,715
                                             =============================================================
Accumulation units outstanding                   79,186      155,748     231,379      369,629    1,511,364
                                             =============================================================

   The accompanying notes are an integral part of the financial statesments.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2011
                                  (continued)

                                                           American
                                               American      Funds
                                                Funds       Growth-                  Blue
                                                Growth      Income                   Chip       Capital
                                                 SAST        SAST      Balanced     Growth      Growth
                                              Portfolio    Portfolio   Portfolio   Portfolio   Portfolio
                                              (Class 3)    (Class 3)   (Class 3)   (Class 3)   (Class 3)
                                             -----------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $10,364,551  $9,111,381  $1,489,774  $3,249,696  $2,443,923
Liabilities:                                           -           -           -           -           -
                                             -----------------------------------------------------------
Net assets:                                  $10,364,551  $9,111,381  $1,489,774  $3,249,696  $2,443,923
                                             ===========================================================
 Accumulation units                          $10,364,551  $9,111,381  $1,489,774  $3,249,696  $2,443,923
 Contracts in payout (annuitization) period            -           -           -           -           -
                                             -----------------------------------------------------------
  Total net assets                           $10,364,551  $9,111,381  $1,489,774  $3,249,696  $2,443,923
                                             ===========================================================
Accumulation units outstanding                 1,076,684   1,012,820     103,301     475,428     339,170
                                             ===========================================================

                                                                          Davis      "Dogs" of
                                                 Cash      Corporate     Venture       Wall      Emerging
                                              Management      Bond        Value       Street      Markets
                                              Portfolio    Portfolio    Portfolio    Portfolio   Portfolio
                                              (Class 3)    (Class 3)    (Class 3)    (Class 3)   (Class 3)
                                             -------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $ 7,988,729  $26,865,014  $22,261,094  $1,591,907  $7,696,678
Liabilities:                                           -            -            -           -           -
                                             -------------------------------------------------------------
Net assets:                                  $ 7,988,729  $26,865,014  $22,261,094  $1,591,907  $7,696,678
                                             =============================================================
 Accumulation units                          $ 7,962,364  $26,865,014  $22,261,094  $1,591,907  $7,696,678
 Contracts in payout (annuitization) period       26,365            -            -           -           -
                                             -------------------------------------------------------------
  Total net assets                           $ 7,988,729  $26,865,014  $22,261,094  $1,591,907  $7,696,678
                                             =============================================================
Accumulation units outstanding                   649,844    1,303,058      964,666     123,135     509,657
                                             =============================================================

   The accompanying notes are an integral part of the financial statesments.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2011
                                  (continued)

                                                 Equity        Foreign     Fundamental    Global      Global
                                              Opportunities     Value        Growth        Bond      Equities
                                                Portfolio     Portfolio     Portfolio    Portfolio   Portfolio
                                                (Class 3)     (Class 3)     (Class 3)    (Class 3)   (Class 3)
                                             -----------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $    1,103,418  $22,799,895  $  4,021,788  $8,000,645  $1,679,816
Liabilities:                                              -            -             -           -           -
                                             -----------------------------------------------------------------
Net assets:                                  $    1,103,418  $22,799,895  $  4,021,788  $8,000,645  $1,679,816
                                             =================================================================
 Accumulation units                          $    1,103,418  $22,799,895  $  4,021,788  $8,000,645  $1,679,816
 Contracts in payout (annuitization) period               -            -             -           -           -
                                             -----------------------------------------------------------------
  Total net assets                           $    1,103,418  $22,799,895  $  4,021,788  $8,000,645  $1,679,816
                                             =================================================================
Accumulation units outstanding                       64,246    1,934,825       267,258     418,048     112,822
                                             =================================================================

                                                                                                      International
                                                                            High-     International      Growth
                                                 Growth        Growth-      Yield      Diversified         And
                                              Opportunities    Income       Bond        Equities         Income
                                                Portfolio     Portfolio   Portfolio     Portfolio       Portfolio
                                                (Class 3)     (Class 3)   (Class 3)     (Class 3)       (Class 3)
                                             ----------------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $    7,378,564  $1,904,504  $3,816,895  $    9,280,828  $   10,880,186
Liabilities:                                              -           -           -               -               -
                                             ----------------------------------------------------------------------
Net assets:                                  $    7,378,564  $1,904,504  $3,816,895  $    9,280,828  $   10,880,186
                                             ======================================================================
 Accumulation units                          $    7,378,564  $1,904,504  $3,816,895  $    9,280,828  $   10,880,186
 Contracts in payout (annuitization) period               -           -           -               -               -
                                             ----------------------------------------------------------------------
  Total net assets                           $    7,378,564  $1,904,504  $3,816,895  $    9,280,828  $   10,880,186
                                             ======================================================================
Accumulation units outstanding                    1,073,804     166,641     213,866         858,664         989,809
                                             ======================================================================

   The accompanying notes are an integral part of the financial statesments.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2011
                                  (continued)

                                                               MFS
                                               Marsico    Massachusetts      MFS
                                               Focused      Investors       Total      Mid-Cap       Real
                                               Growth         Trust        Return      Growth       Estate
                                              Portfolio     Portfolio     Portfolio   Portfolio   Portfolio
                                              (Class 3)     (Class 3)     (Class 3)   (Class 3)   (Class 3)
                                             ---------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $3,452,203  $   10,516,350  $9,016,524  $5,515,866  $11,755,340
Liabilities:                                          -               -           -           -            -
                                             ---------------------------------------------------------------
Net assets:                                  $3,452,203  $   10,516,350  $9,016,524  $5,515,866  $11,755,340
                                             ===============================================================
 Accumulation units                          $3,452,203  $   10,516,350  $9,016,524  $5,515,866  $11,755,340
 Contracts in payout (annuitization) period           -               -           -           -            -
                                             ---------------------------------------------------------------
  Total net assets                           $3,452,203  $   10,516,350  $9,016,524  $5,515,866  $11,755,340
                                             ===============================================================
Accumulation units outstanding                  316,858         694,130     400,467     506,722      723,263
                                             ===============================================================

                                               Small &       Small                                Total
                                               Mid Cap      Company                  Telecom      Return
                                                Value        Value     Technology    Utility       Bond
                                              Portfolio    Portfolio   Portfolio    Portfolio   Portfolio
                                              (Class 3)    (Class 3)   (Class 3)    (Class 3)   (Class 3)
                                             -------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $21,638,935  $8,649,309  $ 1,240,606  $  667,010  $29,182,046
Liabilities:                                           -           -            -           -            -
                                             -------------------------------------------------------------
Net assets:                                  $21,638,935  $8,649,309  $ 1,240,606  $  667,010  $29,182,046
                                             =============================================================
 Accumulation units                          $21,629,604  $8,649,309  $ 1,240,606  $  667,010  $29,170,972
 Contracts in payout (annuitization) period        9,331           -            -           -       11,074
                                             -------------------------------------------------------------
  Total net assets                           $21,638,935  $8,649,309  $ 1,240,606  $  667,010  $29,182,046
                                             =============================================================
Accumulation units outstanding                 1,391,594     911,743      549,328      42,670    1,518,815
                                             =============================================================

   The accompanying notes are an integral part of the financial statesments.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2011
                                  (continued)

                                              Invesco Van                  Invesco Van
                                              Kampen V.I.   Invesco Van    Kampen V.I.
                                                Capital        Kampen      Growth and     Diversified     Equity
                                                Growth      V.I.Comstock     Income      International    Income
                                               Portfolio     Portfolio      Portfolio       Account      Account
                                              (Series II)   (Series II)    (Series II)     (Class 2)    (Class 2)
                                             --------------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $     895,165 $   11,695,605 $  22,788,863 $      374,618  $ 738,730
Liabilities:                                             -              -             -              -          -
                                             --------------------------------------------------------------------
Net assets:                                  $     895,165 $   11,695,605 $  22,788,863 $      374,618  $ 738,730
                                             ====================================================================
 Accumulation units                          $     895,165 $   11,695,605 $  22,788,863 $      374,618  $ 738,730
 Contracts in payout (annuitization) period              -              -             -              -          -
                                             --------------------------------------------------------------------
  Total net assets                           $     895,165 $   11,695,605 $  22,788,863 $      374,618  $ 738,730
                                             ====================================================================
Accumulation units outstanding                      88,830      1,056,266     1,829,469         66,990     77,222
                                             ====================================================================

                                              Government &
                                                  High
                                                Quality                  LargeCap    LargeCap    MidCap
                                                  Bond        Income      Blend       Growth      Blend
                                                Account      Account    Account II   Account     Account
                                               (Class 2)    (Class 2)   (Class 2)   (Class 2)   (Class 2)
                                             ------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $       9,864  $ 247,808  $    68,854  $  33,374  $1,361,514
Liabilities:                                             -          -            -          -           -
                                             ------------------------------------------------------------
Net assets:                                  $       9,864  $ 247,808  $    68,854  $  33,374  $1,361,514
                                             ============================================================
 Accumulation units                          $       9,864  $ 247,808  $    68,854  $  33,374  $1,361,514
 Contracts in payout (annuitization) period              -          -            -          -           -
                                             ------------------------------------------------------------
  Total net assets                           $       9,864  $ 247,808  $    68,854  $  33,374  $1,361,514
                                             ============================================================
Accumulation units outstanding                       1,234     27,214       11,108      5,085     126,733
                                             ============================================================

   The accompanying notes are an integral part of the financial statesments.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2011
                                  (continued)

                                                          Principal        Real                      SAM
                                               Money       Capital        Estate        SAM      Conservative
                                               Market    Appreciation   Securities   Balanced      Balanced
                                              Account      Account       Account     Portfolio    Portfolio
                                             (Class 2)    (Class 2)     (Class 2)    (Class 2)    (Class 2)
                                             ----------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $ 107,304  $     318,631  $    19,893  $8,431,709  $     213,435
Liabilities:                                         -              -            -           -              -
                                             ----------------------------------------------------------------
Net assets:                                  $ 107,304  $     318,631  $    19,893  $8,431,709  $     213,435
                                             ================================================================
 Accumulation units                          $ 107,304  $     318,631  $    19,893  $8,431,709  $     213,435
 Contracts in payout (annuitization) period          -              -            -           -              -
                                             ----------------------------------------------------------------
  Total net assets                           $ 107,304  $     318,631  $    19,893  $8,431,709  $     213,435
                                             ================================================================
Accumulation units outstanding                  18,817         26,285        1,063     820,718         27,080
                                             ================================================================

                                                  SAM           SAM         SAM       Short-
                                              Conservative   Flexible    Strategic     Term      SmallCap
                                                 Growth       Income      Growth      Income      Growth
                                               Portfolio     Portfolio   Portfolio   Account    Account II
                                               (Class 2)     (Class 2)   (Class 2)  (Class 2)   (Class 2)
                                             -------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $     902,204  $  639,404  $  272,881  $  41,937  $    37,063
Liabilities:                                             -           -           -          -            -
                                             -------------------------------------------------------------
Net assets:                                  $     902,204  $  639,404  $  272,881  $  41,937  $    37,063
                                             =============================================================
 Accumulation units                          $     902,204  $  639,404  $  272,881  $  41,937  $    37,063
 Contracts in payout (annuitization) period              -           -           -          -            -
                                             -------------------------------------------------------------
  Total net assets                           $     902,204  $  639,404  $  272,881  $  41,937  $    37,063
                                             =============================================================
Accumulation units outstanding                      88,822      65,220      25,699      5,770        6,160
                                             =============================================================

   The accompanying notes are an integral part of the financial statesments.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2011
                                  (continued)

                                                                Columbia
                                                                Variable
                                                               Portfolio-
                                                 Columbia       Marsico
                                                 Variable       Focused       Asset       Global
                                              Portfolio-High    Equities    Allocation    Growth      Growth
                                               Income Fund        Fund         Fund        Fund        Fund
                                                (Class 1)      (Class 1)    (Class 2)    (Class 2)   (Class 2)
                                             -----------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $       213,478  $   557,259  $ 1,878,373  $8,630,452  $9,281,857
Liabilities:                                               -            -            -           -           -
                                             -----------------------------------------------------------------
Net assets:                                  $       213,478  $   557,259  $ 1,878,373  $8,630,452  $9,281,857
                                             =================================================================
 Accumulation units                          $       213,478  $   557,259  $ 1,878,373  $8,630,452  $9,281,857
 Contracts in payout (annuitization) period                -            -            -           -           -
                                             -----------------------------------------------------------------
  Total net assets                           $       213,478  $   557,259  $ 1,878,373  $8,630,452  $9,281,857
                                             =================================================================
Accumulation units outstanding                        11,112       51,093      111,561     413,338     494,010
                                             =================================================================

                                                                                       MTB
                                                             Growth        Mid       Managed     Franklin
                                               Growth-        And          Cap     Allocation     Income
                                                Income       Income       Value      Fund -     Securities
                                                 Fund      Portfolio    Portfolio   Moderate       Fund
                                              (Class 2)    (Class VC)  (Class VC)   Growth II   (Class 2)
                                             -------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $10,888,891  $ 11,559,607 $   175,392 $    99,578 $ 6,249,004
Liabilities:                                           -             -           -           -           -
                                             -------------------------------------------------------------
Net assets:                                  $10,888,891  $ 11,559,607 $   175,392 $    99,578 $ 6,249,004
                                             =============================================================
 Accumulation units                          $10,888,891  $ 11,559,607 $   175,392 $    99,578 $ 6,249,004
 Contracts in payout (annuitization) period            -             -           -           -           -
                                             -------------------------------------------------------------
  Total net assets                           $10,888,891  $ 11,559,607 $   175,392 $    99,578 $ 6,249,004
                                             =============================================================
Accumulation units outstanding                   679,402     1,107,787      12,651      10,952     594,166
                                             =============================================================

   The accompanying notes are an integral part of the financial statesments.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2011
                                  (continued)

                                                  Franklin
                                                 Templeton                                              Allocation
                                                VIP Founding     Allocation   Allocation   Allocation    Moderate      Real
                                              Funds Allocation    Balanced      Growth      Moderate      Growth      Return
                                                    Fund         Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                                 (Class 2)       (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)
                                             ---------------------------------------------------------------------------------
Assets:
 Investments in Trusts, at net asset value   $       3,253,739  $ 4,494,956  $ 1,245,468  $ 6,584,735  $ 4,112,751  $7,824,471
Liabilities:                                                 -            -            -            -            -           -
                                             ---------------------------------------------------------------------------------
Net assets:                                  $       3,253,739  $ 4,494,956  $ 1,245,468  $ 6,584,735  $ 4,112,751  $7,824,471
                                             =================================================================================
 Accumulation units                          $       3,253,739  $ 4,494,956  $ 1,245,468  $ 6,584,735  $ 4,112,751  $7,824,471
 Contracts in payout (annuitization) period                  -            -            -            -            -           -
                                             ---------------------------------------------------------------------------------
  Total net assets                           $       3,253,739  $ 4,494,956  $ 1,245,468  $ 6,584,735  $ 4,112,751  $7,824,471
                                             =================================================================================
Accumulation units outstanding                         363,841      396,382      121,539      597,518      389,181     657,278
                                             =================================================================================

   The accompanying notes are an integral part of the financial statesments.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2011
                                  (continued)

                                                                      Contracts With Total            Contracts With Total
                                                                       Expenses of 0.85%               Expenses of 0.95%
                                                                   ---------------------------     ---------------------------
                                                                  Accumulation   Unit value of    Accumulation   Unit value of
                                                                      units       accumulation       units       accumulation
Variable Accounts                                                  outstanding       units        outstanding       units
----------------------------------------------------------------------------------------------   ------------   --------------
ANCHOR SERIES TRUST:
 Asset Allocation Portfolio (Class 1)                                         -  $            -              -  $            -
 Capital Appreciation Portfolio (Class 1)                                     -               -              -               -
 Government and Quality Bond Portfolio (Class 1)                              -               -              -               -
 Growth Portfolio (Class 1)                                                   -               -              -               -
 Natural Resources Portfolio (Class 1)                                        -               -              -               -
 Asset Allocation Portfolio (Class 3)                                     3,042           15.30          2,948           15.28
 Capital Appreciation Portfolio (Class 3)                                73,836           15.85          1,684           15.80
 Government and Quality Bond Portfolio (Class 3)                         58,195           16.87         10,559           16.86
 Growth Portfolio (Class 3)                                               4,639           11.60              -               -
 Natural Resources Portfolio (Class 3)                                    6,963            9.75              -               -

SUNAMERICA SERIES TRUST:
 Aggressive Growth Portfolio (Class 1)                                        -  $            -              -  $            -
 Alliance Growth Portfolio (Class 1)                                          -               -              -               -
 Balanced Portfolio (Class 1)                                                 -               -              -               -
 Blue Chip Growth Portfolio (Class 1)                                         -               -              -               -
 Capital Growth Portfolio (Class 1)                                           -               -              -               -
 Cash Management Portfolio (Class 1)                                          -               -              -               -
 Corporate Bond Portfolio (Class 1)                                           -               -              -               -
 Davis Venture Value Portfolio (Class 1)                                      -               -              -               -
 "Dogs" of Wall Street Portfolio (Class 1)                                    -               -              -               -
 Emerging Markets Portfolio (Class 1)                                         -               -              -               -
 Equity Opportunities Portfolio (Class 1)                                     -               -              -               -
 Fundamental Growth Portfolio (Class 1)                                       -               -              -               -
 Global Bond Portfolio (Class 1)                                              -               -              -               -
 Global Equities Portfolio (Class 1)                                          -               -              -               -
 Growth Opportunities Portfolio (Class 1)                                     -               -              -               -
 Growth-Income Portfolio (Class 1)                                            -               -              -               -
 High-Yield Bond Portfolio (Class 1)                                          -               -              -               -
International Diversified
 Equities Portfolio (Class 1)                                                 -               -              -               -
International Growth and
 Income Portfolio (Class 1)                                                   -               -              -               -
MFS Massachusetts Investors
 Trust Portfolio (Class 1)                                                    -               -              -               -
 MFS Total Return Portfolio (Class 1)                                         -               -              -               -
 Mid-Cap Growth Portfolio (Class 1)                                           -               -              -               -
 Real Estate Portfolio (Class 1)                                              -               -              -               -
 Technology Portfolio (Class 1)                                               -               -              -               -
 Telecom Utility Portfolio (Class 1)                                          -               -              -               -
 Total Return Bond Portfolio (Class 1)                                        -               -              -               -
 Aggressive Growth Portfolio (Class 3)                                      348            8.07              -               -
 Alliance Growth Portfolio (Class 3)                                     11,956            7.99              -               -
American Funds Asset Allocation
 SAST Portfolio (Class 3)                                                     -               -              -               -
American Funds Global Growth
  SAST Portfolio (Class 3)                                                    -               -              -               -
American Funds Growth SAST
  Portfolio (Class 3)                                                         -               -              -               -
American Funds Growth-Income
  SAST Portfolio (Class 3)                                                    -               -              -               -
 Balanced Portfolio (Class 3)                                             2,253           10.22          4,062           10.21
 Blue Chip Growth Portfolio (Class 3)                                     5,855            5.85            846            5.84
 Capital Growth Portfolio (Class 3)                                       5,414            7.60              -               -
 Cash Management Portfolio (Class 3)                                     11,204           11.46              1           11.46
 Corporate Bond Portfolio (Class 3)                                      68,364           20.99          5,806           20.98
 Davis Venture Value Portfolio (Class 3)                                 44,647           13.84          2,763           13.82
 "Dogs" of Wall Street Portfolio (Class 3)                                  844           16.66              -               -
 Emerging Markets Portfolio (Class 3)                                     9,413           21.54            117           21.51
 Equity Opportunities Portfolio (Class 3)                                 5,186           12.06              -               -
 Foreign Value Portfolio (Class 3)                                       56,705            8.51         16,369            8.51
 Fundamental Growth Portfolio (Class 3)                                   7,284            6.70              -               -
 Global Bond Portfolio (Class 3)                                         32,783           18.02          1,289           18.00
 Global Equities Portfolio (Class 3)                                          -               -              -               -
 Growth Opportunities Portfolio (Class 3)                                26,835            5.99          5,074            5.99
 Growth-Income Portfolio (Class 3)                                        1,815            9.62          3,934            9.62
 High-Yield Bond Portfolio (Class 3)                                     25,694           16.60          1,043           16.59
International Diversified
  Equities Portfolio (Class 3)                                           10,361            7.75              -               -
International Growth and
  Income Portfolio (Class 3)                                             46,981            9.81              -               -
Marsico Focused Growth
  Portfolio (Class 3)                                                     3,660            9.99            880            9.99
MFS Massachusetts Investors
  Trust Portfolio (Class 3)                                              21,015           10.73          8,357           10.73
 MFS Total Return Portfolio (Class 3)                                    64,135           16.32          2,677           16.31
 Mid-Cap Growth Portfolio (Class 3)                                       9,443            9.35          4,767            9.34
 Real Estate Portfolio (Class 3)                                          7,396           29.28            952           29.27
 Small & Mid Cap Value Portfolio (Class 3)                               40,658           10.75          5,145           10.74
 Small Company Value Portfolio (Class 3)                                 39,460            9.64          3,867            9.64
 Technology Portfolio (Class 3)                                               -               -              -               -
 Telecom Utility Portfolio (Class 3)                                        363           12.23            736           12.21
 Total Return Bond Portfolio (Class 3)                                   34,772           19.54         14,337           19.53

INVESCO VARIABLE INSURANCE FUNDS (Series II):
Invesco Van Kampen V.I.
  Capital Growth Fund                                                     8,855  $        10.58              -  $            -
Invesco Van Kampen V.I.
  Comstock Fund                                                          88,793           12.78          8,108           12.78
Invesco Van Kampen V.I.
  Growth and Income Fund                                                 91,661           14.49          8,601           14.48

PRINCIPAL VARIABLE
CONTRACTS FUND, INC. (Class 2):
 Diversified International Account                                            -  $            -              -  $            -
 Equity Income Account                                                        -               -              -               -
 Government & High Quality Bond Account                                       -               -              -               -
 Income Account                                                               -               -              -               -
 LargeCap Blend Account II                                                    -               -              -               -
 LargeCap Growth Account                                                      -               -              -               -
 MidCap Blend Account                                                         -               -              -               -
 Money Market Account                                                         -               -              -               -
 Principal Capital Appreciation Account                                       -               -              -               -
 Real Estate Securities Account                                               -               -              -               -
 SAM Balanced Portfolio                                                       -               -              -               -
 SAM Conservative Balanced Portfolio                                          -               -              -               -
 SAM Conservative Growth Portfolio                                            -               -              -               -
 SAM Flexible Income Portfolio                                                -               -              -               -
 SAM Strategic Growth Portfolio                                               -               -              -               -
 Short-Term Income Account                                                    -               -              -               -
 SmallCap Growth Account II                                                   -               -              -               -

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I (Class 1):
 Columbia Variable Portfolio - High Income Fund                               -  $            -              -  $            -
 Columbia Variable Portfolio - Marsico Focused Equities Fund                  -               -              -               -

AMERICAN FUNDS INSURANCE SERIES (Class 2):
 Asset Allocation Fund                                                  109,750  $        16.84          1,637  $        16.83
 Global Growth Fund                                                      78,993           21.97          4,914           21.96
 Growth Fund                                                             75,102           19.85          2,492           19.85
 Growth-Income Fund                                                     137,145           16.87            567           16.84

LORD ABBETT SERIES FUND, INC. (Class VC):
 Growth and Income Portfolio                                             42,174  $        11.73          1,565  $        11.72
 Mid Cap Value Portfolio                                                 12,651           13.86              -               -

MTB GROUP OF FUNDS:
 MTB Managed Allocation Fund - Moderate Growth II                             -  $            -              -  $            -

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (Class 2):
 Franklin Income Securities Fund                                         22,736  $        10.79          3,517  $        10.78
 Franklin Templeton VIP Founding Funds Allocation Fund                   32,420            9.18              -               -

SEASONS SERIES TRUST (Class 3):
 Allocation Balanced Portfolio                                                -  $            -              -  $            -
 Allocation Growth Portfolio                                                  -               -              -               -
 Allocation Moderate Portfolio                                                -               -              -               -
 Allocation Moderate Growth Portfolio                                         -               -              -               -
 Real Return Portfolio                                                    1,681           12.24          6,089          12.23


                                                                    Contracts With Total         Contracts With Total
                                                                      Expenses of 1.15%            Expenses of 1.20%
                                                                  ---------------------------  ---------------------------
                                                                  Accumulation  Unit value of  Accumulation  Unit value of
                                                                     units       accumulation     units       accumulation
Variable Accounts                                                 outstanding       units      outstanding       units
---------------------------------------------------------------------------------------------  ---------------------------
ANCHOR SERIES TRUST:
 Asset Allocation Portfolio (Class 1)                                        -  $           -             -  $           -
 Capital Appreciation Portfolio (Class 1)                                    -              -             -              -
 Government and Quality Bond Portfolio (Class 1)                             -              -             -              -
 Growth Portfolio (Class 1)                                                  -              -             -              -
 Natural Resources Portfolio (Class 1)                                       -              -             -              -
 Asset Allocation Portfolio (Class 3)                                        -              -             -              -
 Capital Appreciation Portfolio (Class 3)                                4,096          12.10           858          15.37
 Government and Quality Bond Portfolio (Class 3)                         4,103          12.31         3,150          16.41
 Growth Portfolio (Class 3)                                                  -              -             -              -
 Natural Resources Portfolio (Class 3)                                     129          10.08             -              -

SUNAMERICA SERIES TRUST:
 Aggressive Growth Portfolio (Class 1)                                       -  $           -             -  $           -
 Alliance Growth Portfolio (Class 1)                                         -              -             -              -
 Balanced Portfolio (Class 1)                                                -              -             -              -
 Blue Chip Growth Portfolio (Class 1)                                        -              -             -              -
 Capital Growth Portfolio (Class 1)                                          -              -             -              -
 Cash Management Portfolio (Class 1)                                         -              -             -              -
 Corporate Bond Portfolio (Class 1)                                          -              -             -              -
 Davis Venture Value Portfolio (Class 1)                                     -              -             -              -
 "Dogs" of Wall Street Portfolio (Class 1)                                   -              -             -              -
 Emerging Markets Portfolio (Class 1)                                        -              -             -              -
 Equity Opportunities Portfolio (Class 1)                                    -              -             -              -
 Fundamental Growth Portfolio (Class 1)                                      -              -             -              -
 Global Bond Portfolio (Class 1)                                             -              -             -              -
 Global Equities Portfolio (Class 1)                                         -              -             -              -
 Growth Opportunities Portfolio (Class 1)                                    -              -             -              -
 Growth-Income Portfolio (Class 1)                                           -              -             -              -
 High-Yield Bond Portfolio (Class 1)                                         -              -             -              -
International Diversified
 Equities Portfolio (Class 1)                                                -              -             -              -
International Growth and
 Income Portfolio (Class 1)                                                  -              -             -              -
MFS Massachusetts Investors
 Trust Portfolio (Class 1)                                                   -              -             -              -
 MFS Total Return Portfolio (Class 1)                                        -              -             -              -
 Mid-Cap Growth Portfolio (Class 1)                                          -              -             -              -
 Real Estate Portfolio (Class 1)                                             -              -             -              -
 Technology Portfolio (Class 1)                                              -              -             -              -
 Telecom Utility Portfolio (Class 1)                                         -              -             -              -
 Total Return Bond Portfolio (Class 1)                                       -              -             -              -
 Aggressive Growth Portfolio (Class 3)                                       -              -             -              -
 Alliance Growth Portfolio (Class 3)                                       849          10.31             -              -
American Funds Asset Allocation
 SAST Portfolio (Class 3)                                                    -              -             -              -
American Funds Global Growth
  SAST Portfolio (Class 3)                                               9,382          10.33             -              -
American Funds Growth SAST
  Portfolio (Class 3)                                                    6,773           9.82             -              -
American Funds Growth-Income
  SAST Portfolio (Class 3)                                               1,946           9.34             -              -
 Balanced Portfolio (Class 3)                                              761          10.99           337           9.88
 Blue Chip Growth Portfolio (Class 3)                                    1,914          10.11           961           5.65
 Capital Growth Portfolio (Class 3)                                          -              -             -              -
 Cash Management Portfolio (Class 3)                                     9,275           9.93             -              -
 Corporate Bond Portfolio (Class 3)                                     11,734          14.40         2,224          20.41
 Davis Venture Value Portfolio (Class 3)                                10,210           9.52         1,615          13.44
 "Dogs" of Wall Street Portfolio (Class 3)                                 442          11.71             -              -
 Emerging Markets Portfolio (Class 3)                                    1,016          10.51           222          20.99
 Equity Opportunities Portfolio (Class 3)                                    -              -             -              -
 Foreign Value Portfolio (Class 3)                                      11,505           8.44         6,390           8.39
 Fundamental Growth Portfolio (Class 3)                                      -              -             -              -
 Global Bond Portfolio (Class 3)                                         3,160          13.41           530          17.52
 Global Equities Portfolio (Class 3)                                       592           8.75             -              -
 Growth Opportunities Portfolio (Class 3)                                3,668          11.37         3,270           6.18
 Growth-Income Portfolio (Class 3)                                       3,086           9.84         3,413           9.32
 High-Yield Bond Portfolio (Class 3)                                       765          11.44           766          16.16
International Diversified
  Equities Portfolio (Class 3)                                               -              -             -              -
International Growth and
  Income Portfolio (Class 3)                                                 -              -             -              -
Marsico Focused Growth
  Portfolio (Class 3)                                                    1,328          10.60           474           9.85
MFS Massachusetts Investors
  Trust Portfolio (Class 3)                                              5,557          10.40         3,130          10.31
 MFS Total Return Portfolio (Class 3)                                        -              -           210          15.87
 Mid-Cap Growth Portfolio (Class 3)                                      2,293          11.39         1,501           9.09
 Real Estate Portfolio (Class 3)                                         5,434           8.42           545          28.50
 Small & Mid Cap Value Portfolio (Class 3)                               9,420          11.23         2,784          10.59
 Small Company Value Portfolio (Class 3)                                 4,008          10.29         2,264           9.51
 Technology Portfolio (Class 3)                                            127          10.20             -              -
 Telecom Utility Portfolio (Class 3)                                         -              -             -              -
 Total Return Bond Portfolio (Class 3)                                  10,750          13.70         5,256          19.02

INVESCO VARIABLE
INSURANCE FUNDS (Series II):
Invesco Van Kampen V.I.
  Capital Growth Fund                                                        -  $           -             -  $           -
Invesco Van Kampen V.I.
  Comstock Fund                                                          5,864           9.35         2,445          12.46
Invesco Van Kampen V.I.
  Growth and Income Fund                                                 7,031           9.73         3,923          14.10

PRINCIPAL VARIABLE
CONTRACTS FUND, INC. (Class 2):
 Diversified International Account                                           -  $           -             -  $           -
 Equity Income Account                                                       -              -             -              -
 Government & High Quality Bond Account                                      -              -             -              -
 Income Account                                                              -              -             -              -
 LargeCap Blend Account II                                                   -              -             -              -
 LargeCap Growth Account                                                     -              -             -              -
 MidCap Blend Account                                                        -              -             -              -
 Money Market Account                                                        -              -             -              -
 Principal Capital Appreciation Account                                      -              -             -              -
 Real Estate Securities Account                                              -              -             -              -
 SAM Balanced Portfolio                                                      -              -             -              -
 SAM Conservative Balanced Portfolio                                         -              -             -              -
 SAM Conservative Growth Portfolio                                           -              -             -              -
 SAM Flexible Income Portfolio                                               -              -             -              -
 SAM Strategic Growth Portfolio                                              -              -             -              -
 Short-Term Income Account                                                   -              -             -              -
 SmallCap Growth Account II                                                  -              -             -              -

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I (Class 1):
 Columbia Variable Portfolio - High Income Fund                              -  $           -             -  $           -
 Columbia Variable Portfolio - Marsico Focused Equities Fund                 -              -             -              -

AMERICAN FUNDS INSURANCE SERIES (Class 2):
 Asset Allocation Fund                                                       -  $           -           174  $       16.46
 Global Growth Fund                                                          -              -         2,284          21.47
 Growth Fund                                                                 -              -           983          19.40
 Growth-Income Fund                                                          -              -           958          16.47

LORD ABBETT SERIES FUND, INC. (Class VC):
 Growth and Income Portfolio                                             2,890  $        8.65           882  $       11.44
 Mid Cap Value Portfolio                                                     -              -             -              -

MTB GROUP OF FUNDS:
 MTB Managed Allocation Fund - Moderate Growth II                            -  $           -             -              -

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (Class 2):
 Franklin Income Securities Fund                                        12,015  $       10.68           353  $       10.70
 Franklin Templeton VIP Founding Funds Allocation Fund                  29,826           9.08             -              -

SEASONS SERIES TRUST (Class 3):
 Allocation Balanced Portfolio                                               -  $           -             -  $           -
 Allocation Growth Portfolio                                                 -              -             -              -
 Allocation Moderate Portfolio                                               -              -             -              -
 Allocation Moderate Growth Portfolio                                    3,213          10.81             -              -
 Real Return Portfolio                                                   6,228          12.17         3,354          12.23

--------
(1)  Offered in FSA Polaris, FSA Polaris II, FSA Advisor, and FSA Polaris
     Choice.

(2)  Offered in FSA Polaris Choice III.

(3)  Offered in FSA Diversify Strategies III.

(4)  Offered in FSA Polaris Preferred Solution, FSA Polaris
     Platinum III, FSA Polaris Advantage II, and FSA Polaris Retirement
     Protector.

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2011
                                  (continued)

                                                                      Contracts With Total           Contracts With Total
                                                                       Expenses of 1.30%               Expenses of 1.40%
                                                                   ---------------------------    ----------------------------
                                                                  Accumulation   Unit value of    Accumulation   Unit value of
                                                                      units       accumulation    units          accumulation
Variable Accounts                                                  outstanding       units        outstanding       units
----------------------------------------------------------------------------------------------   ------------   --------------
ANCHOR SERIES TRUST:
 Asset Allocation Portfolio (Class 1)                                        -  $            -              -  $            -
 Capital Appreciation Portfolio (Class 1)                                    -               -              -               -
 Government and Quality Bond Portfolio (Class 1)                             -               -              -               -
 Growth Portfolio (Class 1)                                                  -               -              -               -
 Natural Resources Portfolio (Class 1)                                       -               -              -               -
 Asset Allocation Portfolio (Class 3)                                       48           11.47              -               -
 Capital Appreciation Portfolio (Class 3)                               86,558           11.93          3,523           11.93
 Government and Quality Bond Portfolio (Class 3)                       143,516           12.14          4,640           12.15
 Growth Portfolio (Class 3)                                              5,348            9.74              -               -
 Natural Resources Portfolio (Class 3)                                   9,303            9.96              -               -

SUNAMERICA SERIES TRUST:
 Aggressive Growth Portfolio (Class 1)                                        -  $            -              -  $            -
 Alliance Growth Portfolio (Class 1)                                          -               -              -               -
 Balanced Portfolio (Class 1)                                                 -               -              -               -
 Blue Chip Growth Portfolio (Class 1)                                         -               -              -               -
 Capital Growth Portfolio (Class 1)                                           -               -              -               -
 Cash Management Portfolio (Class 1)                                          -               -              -               -
 Corporate Bond Portfolio (Class 1)                                           -               -              -               -
 Davis Venture Value Portfolio (Class 1)                                      -               -              -               -
 "Dogs" of Wall Street Portfolio (Class 1)                                    -               -              -               -
 Emerging Markets Portfolio (Class 1)                                         -               -              -               -
 Equity Opportunities Portfolio (Class 1)                                     -               -              -               -
 Fundamental Growth Portfolio (Class 1)                                       -               -              -               -
 Global Bond Portfolio (Class 1)                                              -               -              -               -
 Global Equities Portfolio (Class 1)                                          -               -              -               -
 Growth Opportunities Portfolio (Class 1)                                     -               -              -               -
 Growth-Income Portfolio (Class 1)                                            -               -              -               -
 High-Yield Bond Portfolio (Class 1)                                          -               -              -               -
 International Diversified Equities Portfolio (Class 1)                       -               -              -               -
 International Growth and Income Portfolio (Class 1)                          -               -              -               -
 MFS Massachusetts Investors Trust Portfolio (Class 1)                        -               -              -               -
 MFS Total Return Portfolio (Class 1)                                         -               -              -               -
 Mid-Cap Growth Portfolio (Class 1)                                           -               -              -               -
 Real Estate Portfolio (Class 1)                                              -               -              -               -
 Technology Portfolio (Class 1)                                               -               -              -               -
 Telecom Utility Portfolio (Class 1)                                          -               -              -               -
 Total Return Bond Portfolio (Class 1)                                        -               -              -               -
 Aggressive Growth Portfolio (Class 3)                                    8,758            8.13              -               -
 Alliance Growth Portfolio (Class 3)                                      3,570           10.19              -               -
 American Funds Asset Allocation SAST Portfolio (Class 3)                12,771           10.19              -               -
 American Funds Global Growth SAST Portfolio (Class 3)                  268,689           10.19         11,846           10.20
 American Funds Growth SAST Portfolio (Class 3)                          97,206            9.69          3,614            9.69
 American Funds Growth-Income SAST Portfolio (Class 3)                   58,298            9.21          1,555            9.22
 Balanced Portfolio (Class 3)                                             3,313           10.86              -               -
 Blue Chip Growth Portfolio (Class 3)                                    59,032            9.92          2,294            9.96
 Capital Growth Portfolio (Class 3)                                           -            9.54              -               -
 Cash Management Portfolio (Class 3)                                          -            9.79              -               -
 Corporate Bond Portfolio (Class 3)                                     182,776           14.21          6,070           14.21
 Davis Venture Value Portfolio (Class 3)                                161,832            9.39          6,044            9.40
 "Dogs" of Wall Street Portfolio (Class 3)                                4,060           11.62              -               -
 Emerging Markets Portfolio (Class 3)                                    40,222           10.36          1,599           10.37
 Equity Opportunities Portfolio (Class 3)                                     -            9.62              -               -
 Foreign Value Portfolio (Class 3)                                      334,728            8.32         15,691            8.31
 Fundamental Growth Portfolio (Class 3)                                   4,365            9.77              -               -
 Global Bond Portfolio (Class 3)                                         52,196           13.22          1,072           13.23
 Global Equities Portfolio (Class 3)                                     10,168            8.59              -               -
 Growth Opportunities Portfolio (Class 3)                                96,374           11.21          5,395           11.22
 Growth-Income Portfolio (Class 3)                                       53,162            9.63          1,570            9.71
 High-Yield Bond Portfolio (Class 3)                                     35,447           11.26            547           11.29
 International Diversified Equities Portfolio (Class 3)                   8,893            8.45              -               -
 International Growth and Income Portfolio (Class 3)                      1,166            7.02              -               -
 Marsico Focused Growth Portfolio (Class 3)                              37,302           10.46          2,098           10.45
 MFS Massachusetts Investors Trust Portfolio (Class 3)                  167,366           10.28          7,676           10.25
 MFS Total Return Portfolio (Class 3)                                    28,624           10.61              -               -
 Mid-Cap Growth Portfolio (Class 3)                                      36,367           11.23          2,012           11.25
 Real Estate Portfolio (Class 3)                                        123,402            8.30          6,057            8.31
 Small & Mid Cap Value Portfolio (Class 3)                              177,083           11.07          7,621           11.08
 Small Company Value Portfolio (Class 3)                                104,272           10.15          5,767           10.16
 Technology Portfolio (Class 3)                                           1,608           10.07              -               -
 Telecom Utility Portfolio (Class 3)                                      2,136           12.46              -               -
 Total Return Bond Portfolio (Class 3)                                  366,855           13.42         10,753           13.50

INVESCO VARIABLE INSURANCE FUNDS (Series II):
 Invesco Van Kampen V.I. Capital Growth Fund                                  -  $        10.96              -  $            -
 Invesco Van Kampen V.I. Comstock Fund                                  160,552            9.23          7,871            9.22
 Invesco Van Kampen V.I. Growth and Income Fund                         202,016            9.59          9,305            9.60

PRINCIPAL VARIABLE CONTRACTS FUND, INC. (Class 2):
 Diversified International Account                                            -  $            -              -  $            -
 Equity Income Account                                                        -               -              -               -
 Government & High Quality Bond Account                                       -               -              -               -
 Income Account                                                               -               -              -               -
 LargeCap Blend Account II                                                    -               -              -               -
 LargeCap Growth Account                                                      -               -              -               -
 MidCap Blend Account                                                         -               -              -               -
 Money Market Account                                                         -               -              -               -
 Principal Capital Appreciation Account                                       -               -              -               -
 Real Estate Securities Account                                               -               -              -               -
 SAM Balanced Portfolio                                                       -               -              -               -
 SAM Conservative Balanced Portfolio                                          -               -              -               -
 SAM Conservative Growth Portfolio                                            -               -              -               -
 SAM Flexible Income Portfolio                                                -               -              -               -
 SAM Strategic Growth Portfolio                                               -               -              -               -
 Short-Term Income Account                                                    -               -              -               -
 SmallCap Growth Account II                                                   -               -              -               -

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I (Class 1):
 Columbia Variable Portfolio - High Income Fund                               -  $            -              -  $            -
 Columbia Variable Portfolio - Marsico Focused Equities Fund                  -               -              -               -

AMERICAN FUNDS INSURANCE SERIES (Class 2):
 Asset Allocation Fund                                                        -  $            -              -  $            -
 Global Growth Fund                                                           -               -              -               -
 Growth Fund                                                                  -               -              -               -
 Growth-Income Fund                                                           -               -              -               -

LORD ABBETT SERIES FUND, INC. (Class VC):
 Growth and Income Portfolio                                             91,851  $         8.50          4,225  $         8.51
 Mid Cap Value Portfolio                                                      -               -              -               -

MTB GROUP OF FUNDS:
 MTB Managed Allocation Fund - Moderate Growth II                             -  $            -              -  $            -

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (Class 2):
 Franklin Income Securities Fund                                         52,629  $        10.63              -  $            -
 Franklin Templeton VIP Founding Funds Allocation Fund                    5,006            9.01              -               -

SEASONS SERIES TRUST (Class 3):
 Allocation Balanced Portfolio                                          168,563  $        11.39         36,117  $        11.44
 Allocation Growth Portfolio                                             19,914           10.30          1,125           10.34
 Allocation Moderate Portfolio                                          275,629           11.06              -           11.12
 Allocation Moderate Growth Portfolio                                   147,135           10.62         27,193           10.67
 Real Return Portfolio                                                  214,281           11.96          7,031           12.03


                                                                    Contracts With Total           Contracts With Total
                                                                      Expenses of 1.52%(1)         Expenses of 1.52%(2)
                                                                  ---------------------------  ---------------------------
                                                                  Accumulation  Unit value of  Accumulation  Unit value of
                                                                     units       accumulation     units       accumulation
Variable Accounts                                                 outstanding       units      outstanding       units
--------------------------------------------------------------------------------------------   ---------------------------
ANCHOR SERIES TRUST:
 Asset Allocation Portfolio (Class 1)                                  143,089  $       27.51             -  $                    -
 Capital Appreciation Portfolio (Class 1)                              176,146          48.00             -                       -
 Government and Quality Bond Portfolio (Class 1)                       270,324          21.03             -                       -
 Growth Portfolio (Class 1)                                            127,178          30.92             -                       -
 Natural Resources Portfolio (Class 1)                                  52,720          46.36             -                       -
 Asset Allocation Portfolio (Class 3)                                   92,304          26.80         2,106                   26.80
 Capital Appreciation Portfolio (Class 3)                              213,786          46.95        29,778                   46.95
 Government and Quality Bond Portfolio (Class 3)                       790,018          20.52       167,655                   20.52
 Growth Portfolio (Class 3)                                            153,763          30.22        15,494                   30.22
 Natural Resources Portfolio (Class 3)                                  63,985          45.27        10,900                   45.27

SUNAMERICA SERIES TRUST:
 Aggressive Growth Portfolio (Class 1)                                 137,650  $       12.83             -  $                    -
 Alliance Growth Portfolio (Class 1)                                   270,337          31.70             -                       -
 Balanced Portfolio (Class 1)                                          173,860          16.84             -                       -
 Blue Chip Growth Portfolio (Class 1)                                   91,243           5.96             -                       -
 Capital Growth Portfolio (Class 1)                                     45,633           7.30             -                       -
 Cash Management Portfolio (Class 1)                                   264,303          13.07             -                       -
 Corporate Bond Portfolio (Class 1)                                    163,105          25.03             -                       -
 Davis Venture Value Portfolio (Class 1)                               451,534          33.90             -                       -
 "Dogs" of Wall Street Portfolio (Class 1)                              80,349          13.78             -                       -
 Emerging Markets Portfolio (Class 1)                                  135,746          16.92             -                       -
 Equity Opportunities Portfolio (Class 1)                              114,953          18.40             -                       -
 Fundamental Growth Portfolio (Class 1)                                137,347          16.84             -                       -
 Global Bond Portfolio (Class 1)                                        84,541          23.73             -                       -
 Global Equities Portfolio (Class 1)                                    89,736          18.72             -                       -
 Growth Opportunities Portfolio (Class 1)                               60,075           5.88             -                       -
 Growth-Income Portfolio (Class 1)                                     232,575          28.83             -                       -
 High-Yield Bond Portfolio (Class 1)                                   192,840          22.80             -                       -
 International Diversified Equities Portfolio (Class 1)                219,294          11.28             -                       -
 International Growth and Income Portfolio (Class 1)                   177,099          11.99             -                       -
 MFS Massachusetts Investors Trust Portfolio (Class 1)                 118,888          22.48             -                       -
 MFS Total Return Portfolio (Class 1)                                  202,515          28.13             -                       -
 Mid-Cap Growth Portfolio (Class 1)                                    173,009          11.23             -                       -
 Real Estate Portfolio (Class 1)                                        71,959          23.67             -                       -
 Technology Portfolio (Class 1)                                        101,740           2.27             -                       -
 Telecom Utility Portfolio (Class 1)                                    55,016          16.98             -                       -
 Total Return Bond Portfolio (Class 1)                                  79,186          27.77             -                       -
 Aggressive Growth Portfolio (Class 3)                                  29,574          12.49        63,413                   12.49
 Alliance Growth Portfolio (Class 3)                                   156,206          30.81        15,469                   30.81
 American Funds Asset Allocation SAST Portfolio (Class 3)               65,466          10.15       181,615                   10.15
 American Funds Global Growth SAST Portfolio (Class 3)                 287,722          10.06       258,200                   10.06
 American Funds Growth SAST Portfolio (Class 3)                        312,058           9.68       195,790                    9.68
 American Funds Growth-Income SAST Portfolio (Class 3)                 422,209           9.00       195,130                    9.00
 Balanced Portfolio (Class 3)                                           62,108          16.42           532                   16.42
 Blue Chip Growth Portfolio (Class 3)                                  143,019           5.82        93,801                    5.82
 Capital Growth Portfolio (Class 3)                                    173,533           7.11        62,629                    7.11
 Cash Management Portfolio (Class 3)                                   431,246          12.76        58,826                   12.76
 Corporate Bond Portfolio (Class 3)                                    450,173          24.34       138,372                   24.34
 Davis Venture Value Portfolio (Class 3)                               370,878          33.06        61,767                   33.06
 "Dogs" of Wall Street Portfolio (Class 3)                              51,293          13.45        24,361                   13.45
 Emerging Markets Portfolio (Class 3)                                  163,764          16.49        72,064                   16.49
 Equity Opportunities Portfolio (Class 3)                               50,334          17.95         3,000                   17.95
 Foreign Value Portfolio (Class 3)                                     599,374          14.64       169,288                   14.64
 Fundamental Growth Portfolio (Class 3)                                118,461          16.42        45,995                   16.42
 Global Bond Portfolio (Class 3)                                       120,089          23.16        55,864                   23.16
 Global Equities Portfolio (Class 3)                                    34,853          18.22        10,030                   18.22
 Growth Opportunities Portfolio (Class 3)                              321,427           5.74       190,249                    5.74
 Growth-Income Portfolio (Class 3)                                      12,551          28.10         2,096                   28.10
 High-Yield Bond Portfolio (Class 3)                                    76,324          22.26        16,251                   22.26
 International Diversified Equities Portfolio (Class 3)                571,411          11.02        95,145                   11.02
 International Growth and Income Portfolio (Class 3)                   467,639          11.67       160,739                   11.67
 Marsico Focused Growth Portfolio (Class 3)                            126,281          11.22        34,248                   11.23
 MFS Massachusetts Investors Trust Portfolio (Class 3)                 133,438          21.97        62,421                   21.97
 MFS Total Return Portfolio (Class 3)                                  213,964          27.45        16,905                   27.45
 Mid-Cap Growth Portfolio (Class 3)                                    226,666          10.96        39,678                   10.96
 Real Estate Portfolio (Class 3)                                       178,300          23.10        71,675                   23.10
 Small & Mid Cap Value Portfolio (Class 3)                             416,784          18.35       162,465                   18.35
 Small Company Value Portfolio (Class 3)                               259,839           9.28       147,026                    9.28
 Technology Portfolio (Class 3)                                        353,403           2.21        46,189                    2.21
 Telecom Utility Portfolio (Class 3)                                    20,156          16.58         9,093                   16.58
 Total Return Bond Portfolio (Class 3)                                 215,611          27.13       203,474                   27.13

INVESCO VARIABLE INSURANCE FUNDS (Series II):
 Invesco Van Kampen V.I. Capital Growth Fund                            24,127  $       10.06         9,711  $                 9.95
 Invesco Van Kampen V.I. Comstock Fund                                 278,187          12.03       126,148                   11.95
 Invesco Van Kampen V.I. Growth and Income Fund                        721,949          13.45       206,631                   13.50

PRINCIPAL VARIABLE CONTRACTS FUND, INC. (Class 2):
 Diversified International Account                                           -  $           -             -  $                    -
 Equity Income Account                                                       -              -             -                       -
 Government & High Quality Bond Account                                      -              -             -                       -
 Income Account                                                              -              -             -                       -
 LargeCap Blend Account II                                                   -              -             -                       -
 LargeCap Growth Account                                                     -              -             -                       -
 MidCap Blend Account                                                        -              -             -                       -
 Money Market Account                                                        -              -             -                       -
 Principal Capital Appreciation Account                                      -              -             -                       -
 Real Estate Securities Account                                              -              -             -                       -
 SAM Balanced Portfolio                                                  8,230          10.43        33,503                   10.43
 SAM Conservative Balanced Portfolio                                         -              -             -                       -
 SAM Conservative Growth Portfolio                                           -              -             -                       -
 SAM Flexible Income Portfolio                                               -              -             -                       -
 SAM Strategic Growth Portfolio                                              -              -             -                       -
 Short-Term Income Account                                                   -              -             -                       -
 SmallCap Growth Account II                                                  -              -             -                       -

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I (Class 1):
 Columbia Variable Portfolio - High Income Fund                          4,910  $       19.40           571  $                19.47
 Columbia Variable Portfolio - Marsico Focused Equities Fund            21,216          11.00         9,844                   10.96

AMERICAN FUNDS INSURANCE SERIES (Class 2):
 Asset Allocation Fund                                                       -  $           -             -  $                    -
 Global Growth Fund                                                    278,009          20.65             -                       -
 Growth Fund                                                           334,771          18.66             -                       -
 Growth-Income Fund                                                    459,167          15.86             -                       -

LORD ABBETT SERIES FUND, INC. (Class VC):
 Growth and Income Portfolio                                           471,403  $       10.99       156,219  $                10.99
 Mid Cap Value Portfolio                                                     -              -             -                       -

MTB GROUP OF FUNDS:
 MTB Managed Allocation Fund - Moderate Growth II                       10,952  $        9.09             -  $                    -

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (Class 2):
 Franklin Income Securities Fund                                       201,334  $       10.52        69,031  $                10.52
 Franklin Templeton VIP Founding Funds Allocation Fund                 144,812           8.94        46,106                    8.94

SEASONS SERIES TRUST (Class 3):
 Allocation Balanced Portfolio                                               -  $           -        25,578  $                11.33
 Allocation Growth Portfolio                                                 -              -        86,312                   10.25
 Allocation Moderate Portfolio                                               -              -       107,109                   11.01
 Allocation Moderate Growth Portfolio                                        -              -        40,982                   10.58
 Real Return Portfolio                                                  20,628          11.90        80,615                   11.90

--------
(1)  Offered in FSA Polaris, FSA Polaris II, FSA Advisor, and FSA Polaris
     Choice.

(2)  Offered in FSA Polaris Choice III.

(3)  Offered in FSA Diversify Strategies III.

(4)  Offered in FSA Polaris Preferred Solution, FSA Polaris
     Platinum III, FSA Polaris Advantage II, and FSA Polaris Retirement
     Protector.

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2011
                                  (continued)

                                                                      Contracts With Total            Contracts With Total
                                                                       Expenses of 1.55%(3)           Expenses of 1.55%(4)
                                                                  ----------------------------    ----------------------------
                                                                  Accumulation   Unit value of    Accumulation   Unit value of
                                                                      units       accumulation       units       accumulation
Variable Accounts                                                  outstanding       units        outstanding       units
----------------------------------------------------------------------------------------------   ------------   --------------
ANCHOR SERIES TRUST:
 Asset Allocation Portfolio (Class 1)                                         -  $            -              -  $            -
 Capital Appreciation Portfolio (Class 1)                                     -               -              -               -
 Government and Quality Bond Portfolio (Class 1)                              -               -              -               -
 Growth Portfolio (Class 1)                                                   -               -              -               -
 Natural Resources Portfolio (Class 1)                                        -               -              -               -
 Asset Allocation Portfolio (Class 3)                                         -               -          3,988           11.37
 Capital Appreciation Portfolio (Class 3)                                 5,655           47.79         47,779           11.83
 Government and Quality Bond Portfolio (Class 3)                              -               -         74,048           12.06
 Growth Portfolio (Class 3)                                                   -               -             22            9.67
 Natural Resources Portfolio (Class 3)                                        -               -          4,879            9.88

SUNAMERICA SERIES TRUST:
 Aggressive Growth Portfolio (Class 1)                                        -  $            -              -  $            -
 Alliance Growth Portfolio (Class 1)                                          -               -              -               -
 Balanced Portfolio (Class 1)                                                 -               -              -               -
 Blue Chip Growth Portfolio (Class 1)                                         -               -              -               -
 Capital Growth Portfolio (Class 1)                                           -               -              -               -
 Cash Management Portfolio (Class 1)                                          -               -              -               -
 Corporate Bond Portfolio (Class 1)                                           -               -              -               -
 Davis Venture Value Portfolio (Class 1)                                      -               -              -               -
 "Dogs" of Wall Street Portfolio (Class 1)                                    -               -              -               -
 Emerging Markets Portfolio (Class 1)                                         -               -              -               -
 Equity Opportunities Portfolio (Class 1)                                     -               -              -               -
 Fundamental Growth Portfolio (Class 1)                                       -               -              -               -
 Global Bond Portfolio (Class 1)                                              -               -              -               -
 Global Equities Portfolio (Class 1)                                          -               -              -               -
 Growth Opportunities Portfolio (Class 1)                                     -               -              -               -
 Growth-Income Portfolio (Class 1)                                            -               -              -               -
 High-Yield Bond Portfolio (Class 1)                                          -               -              -               -
 International Diversified Equities Portfolio (Class 1)                       -               -              -               -
 International Growth and Income Portfolio (Class 1)                          -               -              -               -
 MFS Massachusetts Investors Trust Portfolio (Class 1)                        -               -              -               -
 MFS Total Return Portfolio (Class 1)                                         -               -              -               -
 Mid-Cap Growth Portfolio (Class 1)                                           -               -              -               -
 Real Estate Portfolio (Class 1)                                              -               -              -               -
 Technology Portfolio (Class 1)                                               -               -              -               -
 Telecom Utility Portfolio (Class 1)                                          -               -              -               -
 Total Return Bond Portfolio (Class 1)                                        -               -              -               -
 Aggressive Growth Portfolio (Class 3)                                        -               -          4,569            8.06
 Alliance Growth Portfolio (Class 3)                                      1,718           30.82          3,349           10.09
 American Funds Asset Allocation SAST Portfolio (Class 3)                     -               -         12,147           10.11
 American Funds Global Growth SAST Portfolio (Class 3)                        -               -        139,965           10.12
 American Funds Growth SAST Portfolio (Class 3)                               -               -         72,689            9.62
 American Funds Growth-Income SAST Portfolio (Class 3)                        -               -         25,560            9.15
 Balanced Portfolio (Class 3)                                                 -               -         11,260           10.78
 Blue Chip Growth Portfolio (Class 3)                                         -               -         36,291            9.85
 Capital Growth Portfolio (Class 3)                                           -               -              -               -
 Cash Management Portfolio (Class 3)                                          -               -              -            9.72
 Corporate Bond Portfolio (Class 3)                                           -               -         89,726           14.10
 Davis Venture Value Portfolio (Class 3)                                      -               -         89,253            9.32
 "Dogs" of Wall Street Portfolio (Class 3)                                    -               -          9,714           11.49
 Emerging Markets Portfolio (Class 3)                                         -               -         14,582           10.29
 Equity Opportunities Portfolio (Class 3)                                     -               -              -               -
 Foreign Value Portfolio (Class 3)                                            -               -        192,557            8.26
 Fundamental Growth Portfolio (Class 3)                                       -               -          4,222            9.68
 Global Bond Portfolio (Class 3)                                              -               -         28,601           13.13
 Global Equities Portfolio (Class 3)                                      1,307           18.37          4,743            8.51
 Growth Opportunities Portfolio (Class 3)                                     -               -         60,201           11.13
 Growth-Income Portfolio (Class 3)                                            -               -         36,708            9.55
 High-Yield Bond Portfolio (Class 3)                                          -               -         15,396           11.17
 International Diversified Equities Portfolio (Class 3)                       -               -          1,128            8.39
 International Growth and Income Portfolio (Class 3)                          -               -         11,894            6.95
 Marsico Focused Growth Portfolio (Class 3)                                   -               -         28,068           10.38
 MFS Massachusetts Investors Trust Portfolio (Class 3)                        -               -         90,366           10.21
 MFS Total Return Portfolio (Class 3)                                         -               -         16,554           10.54
 Mid-Cap Growth Portfolio (Class 3)                                       9,484           10.97         22,394           11.15
 Real Estate Portfolio (Class 3)                                              -               -         78,101            8.24
 Small & Mid Cap Value Portfolio (Class 3)                                    -               -         99,839           11.00
 Small Company Value Portfolio (Class 3)                                      -               -         61,733           10.07
 Technology Portfolio (Class 3)                                             465            2.21          1,273           10.00
 Telecom Utility Portfolio (Class 3)                                          -               -          1,175           12.30
 Total Return Bond Portfolio (Class 3)                                        -               -        186,066           13.33

INVESCO VARIABLE INSURANCE FUNDS (Series II):
 Invesco Van Kampen V.I. Capital Growth Fund                                  -  $            -          2,239  $        10.88
 Invesco Van Kampen V.I. Comstock Fund                                    2,875           11.97         88,563            9.16
 Invesco Van Kampen V.I. Growth and Income Fund                               -               -        109,122            9.52

PRINCIPAL VARIABLE CONTRACTS FUND, INC. (Class 2):
 Diversified International Account                                       54,045  $         5.61              -  $            -
 Equity Income Account                                                   54,152            9.61              -               -
 Government & High Quality Bond Account                                   1,181            8.00              -               -
 Income Account                                                          17,607            9.15              -               -
 LargeCap Blend Account II                                                8,612            6.22              -               -
 LargeCap Growth Account                                                  5,065            6.56              -               -
 MidCap Blend Account                                                    30,527           10.84              -               -
 Money Market Account                                                        12            5.80              -               -
 Principal Capital Appreciation Account                                  14,512           12.20              -               -
 Real Estate Securities Account                                             412           18.98              -               -
 SAM Balanced Portfolio                                                 270,632           10.40              -               -
 SAM Conservative Balanced Portfolio                                      7,744            7.88              -               -
 SAM Conservative Growth Portfolio                                       50,307           10.22              -               -
 SAM Flexible Income Portfolio                                           39,378            9.31              -               -
 SAM Strategic Growth Portfolio                                          21,185           10.65              -               -
 Short-Term Income Account                                                5,755            7.27              -               -
 SmallCap Growth Account II                                               2,124            6.08              -               -

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I (Class 1):
 Columbia Variable Portfolio - High Income Fund                               -  $            -              -  $            -
 Columbia Variable Portfolio - Marsico Focused Equities Fund                  -               -              -               -

AMERICAN FUNDS INSURANCE SERIES (Class 2):
 Asset Allocation Fund                                                        -  $            -              -  $            -
 Global Growth Fund                                                           -               -              -               -
 Growth Fund                                                                  -               -              -               -
 Growth-Income Fund                                                           -               -              -               -

LORD ABBETT SERIES FUND, INC. (Class VC):
 Growth and Income Portfolio                                                  -  $            -         47,122  $         8.44
 Mid Cap Value Portfolio                                                      -               -              -               -

MTB GROUP OF FUNDS:
 MTB Managed Allocation Fund - Moderate Growth II                             -  $            -              -  $            -

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (Class 2):
 Franklin Income Securities Fund                                              -  $            -         46,486  $        10.55
 Franklin Templeton VIP Founding Funds Allocation Fund                        -               -          6,584            8.94

SEASONS SERIES TRUST (Class 3):
 Allocation Balanced Portfolio                                                -  $            -         73,006  $        11.32
 Allocation Growth Portfolio                                                  -               -            714           10.24
 Allocation Moderate Portfolio                                                -               -        125,666           11.01
 Allocation Moderate Growth Portfolio                                         -               -         25,168           10.56
 Real Return Portfolio                                                        -               -        100,952          11.90


                                                                     Contracts With Total           Contracts With Total
                                                                       Expenses of 1.65%              Expenses of 1.70%
                                                                  ---------------------------  --------------------------------
                                                                  Accumulation  Unit value of  Accumulation      Unit value of
                                                                     units       accumulation     units           accumulation
Variable Accounts                                                 outstanding       units      outstanding           units
---------------------------------------------------------------------------------------------  --------------------------------
ANCHOR SERIES TRUST:
 Asset Allocation Portfolio (Class 1)                                        -  $           -                  -  $           -
 Capital Appreciation Portfolio (Class 1)                                    -              -                  -              -
 Government and Quality Bond Portfolio (Class 1)                             -              -                  -              -
 Growth Portfolio (Class 1)                                                  -              -                  -              -
 Natural Resources Portfolio (Class 1)                                       -              -                  -              -
 Asset Allocation Portfolio (Class 3)                                    3,530          11.31                  -              -
 Capital Appreciation Portfolio (Class 3)                               19,506          11.74                798          46.54
 Government and Quality Bond Portfolio (Class 3)                        60,435          11.97                  -              -
 Growth Portfolio (Class 3)                                              3,322           9.59                  -              -
 Natural Resources Portfolio (Class 3)                                  10,982           9.78                  -              -

SUNAMERICA SERIES TRUST:
 Aggressive Growth Portfolio (Class 1)                                       -  $           -                  -  $           -
 Alliance Growth Portfolio (Class 1)                                         -              -                  -              -
 Balanced Portfolio (Class 1)                                                -              -                  -              -
 Blue Chip Growth Portfolio (Class 1)                                        -              -                  -              -
 Capital Growth Portfolio (Class 1)                                          -              -                  -              -
 Cash Management Portfolio (Class 1)                                         -              -                  -              -
 Corporate Bond Portfolio (Class 1)                                          -              -                  -              -
 Davis Venture Value Portfolio (Class 1)                                     -              -                  -              -
 "Dogs" of Wall Street Portfolio (Class 1)                                   -              -                  -              -
 Emerging Markets Portfolio (Class 1)                                        -              -                  -              -
 Equity Opportunities Portfolio (Class 1)                                    -              -                  -              -
 Fundamental Growth Portfolio (Class 1)                                      -              -                  -              -
 Global Bond Portfolio (Class 1)                                             -              -                  -              -
 Global Equities Portfolio (Class 1)                                         -              -                  -              -
 Growth Opportunities Portfolio (Class 1)                                    -              -                  -              -
 Growth-Income Portfolio (Class 1)                                           -              -                  -              -
 High-Yield Bond Portfolio (Class 1)                                         -              -                  -              -
 International Diversified Equities Portfolio (Class 1)                      -              -                  -              -
 International Growth and Income Portfolio (Class 1)                         -              -                  -              -
 MFS Massachusetts Investors Trust Portfolio (Class 1)                       -              -                  -              -
 MFS Total Return Portfolio (Class 1)                                        -              -                  -              -
 Mid-Cap Growth Portfolio (Class 1)                                          -              -                  -              -
 Real Estate Portfolio (Class 1)                                             -              -                  -              -
 Technology Portfolio (Class 1)                                              -              -                  -              -
 Telecom Utility Portfolio (Class 1)                                         -              -                  -              -
 Total Return Bond Portfolio (Class 1)                                       -              -                  -              -
 Aggressive Growth Portfolio (Class 3)                                  11,777           8.08                  -              -
 Alliance Growth Portfolio (Class 3)                                         9          10.03                189          30.13
 American Funds Asset Allocation SAST Portfolio (Class 3)               19,983          10.06                  -              -
 American Funds Global Growth SAST Portfolio (Class 3)                  72,562          10.06                  -              -
 American Funds Growth SAST Portfolio (Class 3)                         57,497           9.57                  -              -
 American Funds Growth-Income SAST Portfolio (Class 3)                  42,074           9.10                  -              -
 Balanced Portfolio (Class 3)                                            2,273          10.68                  -              -
 Blue Chip Growth Portfolio (Class 3)                                   11,148           9.80                  -              -
 Capital Growth Portfolio (Class 3)                                      3,005           9.37                  -              -
 Cash Management Portfolio (Class 3)                                        13           9.66                  -              -
 Corporate Bond Portfolio (Class 3)                                     71,258          14.00                  -              -
 Davis Venture Value Portfolio (Class 3)                                30,363           9.27                  -              -
 "Dogs" of Wall Street Portfolio (Class 3)                               4,757          11.43                  -              -
 Emerging Markets Portfolio (Class 3)                                   21,847          10.20                  -              -
 Equity Opportunities Portfolio (Class 3)                                   63           9.48                  -              -
 Foreign Value Portfolio (Class 3)                                      92,417           8.22                  -              -
 Fundamental Growth Portfolio (Class 3)                                  5,114           9.59                  -              -
 Global Bond Portfolio (Class 3)                                        45,008          13.06                  -              -
 Global Equities Portfolio (Class 3)                                     6,918           8.47              2,455          18.02
 Growth Opportunities Portfolio (Class 3)                               18,213          11.07                  -              -
 Growth-Income Portfolio (Class 3)                                      19,667           9.55                  -              -
 High-Yield Bond Portfolio (Class 3)                                     9,786          11.08                  -              -
 International Diversified Equities Portfolio (Class 3)                  6,580           8.31                  -              -
 International Growth and Income Portfolio (Class 3)                    31,354           6.90                  -              -
 Marsico Focused Growth Portfolio (Class 3)                             13,409          10.30                  -              -
 MFS Massachusetts Investors Trust Portfolio (Class 3)                  31,097          10.11                  -              -
 MFS Total Return Portfolio (Class 3)                                    7,153          10.48                  -              -
 Mid-Cap Growth Portfolio (Class 3)                                      8,502          11.10                299          10.83
 Real Estate Portfolio (Class 3)                                        34,232           8.18                  -              -
 Small & Mid Cap Value Portfolio (Class 3)                              60,948          10.94                  -              -
 Small Company Value Portfolio (Class 3)                                20,298          10.03                  -              -
 Technology Portfolio (Class 3)                                            945           9.93                 54           2.07
 Telecom Utility Portfolio (Class 3)                                     2,211          12.29                  -              -
 Total Return Bond Portfolio (Class 3)                                 113,069          13.28                  -              -

INVESCO VARIABLE INSURANCE FUNDS (Series II):
 Invesco Van Kampen V.I. Capital Growth Fund                             4,598  $       10.85                  -  $           -
 Invesco Van Kampen V.I. Comstock Fund                                  28,914           9.11                 12          11.76
 Invesco Van Kampen V.I. Growth and Income Fund                         40,575           9.45                  -              -

PRINCIPAL VARIABLE CONTRACTS FUND, INC. (Class 2):
 Diversified International Account                                           -  $           -             12,945  $        5.51
 Equity Income Account                                                       -              -             23,070           9.46
 Government & High Quality Bond Account                                      -              -                 53           7.89
 Income Account                                                              -              -              9,607           9.02
 LargeCap Blend Account II                                                   -              -              2,496           6.13
 LargeCap Growth Account                                                     -              -                 20           6.46
 MidCap Blend Account                                                        -              -             96,206          10.71
 Money Market Account                                                        -              -             18,805           5.70
 Principal Capital Appreciation Account                                      -              -             11,773          12.02
 Real Estate Securities Account                                              -              -                651          18.54
 SAM Balanced Portfolio                                                      -              -            203,511          10.25
 SAM Conservative Balanced Portfolio                                         -              -             18,711           7.78
 SAM Conservative Growth Portfolio                                           -              -             38,515          10.08
 SAM Flexible Income Portfolio                                               -              -              9,462           9.17
 SAM Strategic Growth Portfolio                                              -              -              4,514          10.49
 Short-Term Income Account                                                   -              -                 15           7.17
 SmallCap Growth Account II                                                  -              -              4,036           5.99

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I (Class 1):
 Columbia Variable Portfolio - High Income Fund                              -  $           -                  -  $           -
 Columbia Variable Portfolio - Marsico Focused Equities Fund                 -              -                  -              -

AMERICAN FUNDS INSURANCE SERIES (Class 2):
 Asset Allocation Fund                                                       -  $           -                  -  $           -
 Global Growth Fund                                                          -              -                  -              -
 Growth Fund                                                                 -              -                  -              -
 Growth-Income Fund                                                          -              -                  -              -

LORD ABBETT SERIES FUND, INC. (Class VC):
 Growth and Income Portfolio                                            23,550  $        8.36                  -  $           -
 Mid Cap Value Portfolio                                                     -              -                  -              -

MTB GROUP OF FUNDS:
 MTB Managed Allocation Fund - Moderate Growth II                            -  $           -                  -  $           -

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (Class 2):
 Franklin Income Securities Fund                                        60,836  $       10.48                  -  $           -
 Franklin Templeton VIP Founding Funds Allocation Fund                   1,691           8.91                  -              -

SEASONS SERIES TRUST (Class 3):
 Allocation Balanced Portfolio                                          48,044  $       11.24                  -  $           -
 Allocation Growth Portfolio                                             7,306          10.17                  -              -
 Allocation Moderate Portfolio                                          67,479          10.93                  -              -
 Allocation Moderate Growth Portfolio                                  101,679          10.49                  -              -
 Real Return Portfolio                                                  40,278          11.81                  -              -

---------
(1)  Offered in FSA Polaris, FSA Polaris II, FSA Advisor, and FSA Polaris
     Choice.

(2)  Offered in FSA Polaris Choice III.

(3)  Offered in FSA Diversify Strategies III.

(4)  Offered in FSA Polaris Preferred Solution, FSA Polaris
     Platinum III, FSA Polaris Advantage II, and FSA Polaris Retirement
     Protector.

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2011
                                  (continued)

                                                                      Contracts With Total           Contracts With Total
                                                                       Expenses of 1.72%               Expenses of 1.77%
                                                                   ---------------------------   -----------------------------
                                                                  Accumulation   Unit value of    Accumulation   Unit value of
                                                                      units       Accumulation       units       accumulation
Variable Accounts                                                  outstanding       units        outstanding       units
----------------------------------------------------------------------------------------------   -------------  --------------
ANCHOR SERIES TRUST:
 Asset Allocation Portfolio (Class 1)                                         -  $            -              -  $            -
 Capital Appreciation Portfolio (Class 1)                                     -               -              -               -
 Government and Quality Bond Portfolio (Class 1)                              -               -              -               -
 Growth Portfolio (Class 1)                                                   -               -              -               -
 Natural Resources Portfolio (Class 1)                                        -               -              -               -
 Asset Allocation Portfolio (Class 3)                                     3,483           26.33            225           26.43
 Capital Appreciation Portfolio (Class 3)                                18,548           46.11         34,521           45.86
 Government and Quality Bond Portfolio (Class 3)                         67,016           20.15        198,860           20.04
 Growth Portfolio (Class 3)                                              10,863           29.66         17,686           29.49
 Natural Resources Portfolio (Class 3)                                   21,440           44.37         44,562           44.23

SUNAMERICA SERIES TRUST:
 Aggressive Growth Portfolio (Class 1)                                        -  $            -              -  $            -
 Alliance Growth Portfolio (Class 1)                                          -               -              -               -
 Balanced Portfolio (Class 1)                                                 -               -              -               -
 Blue Chip Growth Portfolio (Class 1)                                         -               -              -               -
 Capital Growth Portfolio (Class 1)                                           -               -              -               -
 Cash Management Portfolio (Class 1)                                          -               -              -               -
 Corporate Bond Portfolio (Class 1)                                           -               -              -               -
 Davis Venture Value Portfolio (Class 1)                                      -               -              -               -
 "Dogs" of Wall Street Portfolio (Class 1)                                    -               -              -               -
 Emerging Markets Portfolio (Class 1)                                         -               -              -               -
 Equity Opportunities Portfolio (Class 1)                                     -               -              -               -
 Fundamental Growth Portfolio (Class 1)                                       -               -              -               -
 Global Bond Portfolio (Class 1)                                              -               -              -               -
 Global Equities Portfolio (Class 1)                                          -               -              -               -
 Growth Opportunities Portfolio (Class 1)                                     -               -              -               -
 Growth-Income Portfolio (Class 1)                                            -               -              -               -
 High-Yield Bond Portfolio (Class 1)                                          -               -              -               -
 International Diversified Equities Portfolio (Class 1)                       -               -              -               -
 International Growth and Income Portfolio (Class 1)                          -               -              -               -
 MFS Massachusetts Investors Trust Portfolio (Class 1)                        -               -              -               -
 MFS Total Return Portfolio (Class 1)                                         -               -              -               -
 Mid-Cap Growth Portfolio (Class 1)                                           -               -              -               -
 Real Estate Portfolio (Class 1)                                              -               -              -               -
 Technology Portfolio (Class 1)                                               -               -              -               -
 Telecom Utility Portfolio (Class 1)                                          -               -              -               -
 Total Return Bond Portfolio (Class 1)                                        -               -              -               -
 Aggressive Growth Portfolio (Class 3)                                   15,652           12.23          3,704           12.20
 Alliance Growth Portfolio (Class 3)                                     22,678           30.24          7,238           30.08
 American Funds Asset Allocation SAST Portfolio (Class 3)                     -               -         70,563           10.02
 American Funds Global Growth SAST Portfolio (Class 3)                        -               -        361,270            9.93
 American Funds Growth SAST Portfolio (Class 3)                               -               -        243,152            9.56
 American Funds Growth-Income SAST Portfolio (Class 3)                        -               -        219,559            8.88
 Balanced Portfolio (Class 3)                                               992           16.10          4,431           16.03
 Blue Chip Growth Portfolio (Class 3)                                    16,328            5.71         91,934            5.68
 Capital Growth Portfolio (Class 3)                                      17,839            6.98         61,718            7.00
 Cash Management Portfolio (Class 3)                                     44,096           12.52         19,078           12.44
 Corporate Bond Portfolio (Class 3)                                      40,041           23.97        159,678           23.80
 Davis Venture Value Portfolio (Class 3)                                 54,272           32.46         66,220           32.27
 "Dogs" of Wall Street Portfolio (Class 3)                                3,325           13.20         12,449           13.15
 Emerging Markets Portfolio (Class 3)                                    50,986           16.16        100,720           16.11
 Equity Opportunities Portfolio (Class 3)                                 3,190           17.60            472           17.52
 Foreign Value Portfolio (Class 3)                                       71,103           14.37        241,666           14.29
 Fundamental Growth Portfolio (Class 3)                                   6,242           16.08         49,421           16.02
 Global Bond Portfolio (Class 3)                                          6,173           22.67         55,374           22.53
 Global Equities Portfolio (Class 3)                                     10,818           17.90         15,991           17.73
 Growth Opportunities Portfolio (Class 3)                                39,571            5.62        256,157            5.61
 Growth-Income Portfolio (Class 3)                                          561           27.56          1,643           27.43
 High-Yield Bond Portfolio (Class 3)                                      5,827           21.82         18,022           21.72
 International Diversified Equities Portfolio (Class 3)                  55,443           10.81         83,966           10.76
 International Growth and Income Portfolio (Class 3)                     40,121           11.48        162,521           11.43
 Marsico Focused Growth Portfolio (Class 3)                                   -               -         52,867           10.96
 MFS Massachusetts Investors Trust Portfolio (Class 3)                    4,470           21.56         94,759           21.45
 MFS Total Return Portfolio (Class 3)                                    21,777           26.93          9,116           26.79
 Mid-Cap Growth Portfolio (Class 3)                                      80,893           10.76         47,611           10.69
 Real Estate Portfolio (Class 3)                                         37,202           22.66         95,204           22.56
 Small & Mid Cap Value Portfolio (Class 3)                               87,245           18.00        215,046           17.90
 Small Company Value Portfolio (Class 3)                                 25,096            9.18        183,805            9.15
 Technology Portfolio (Class 3)                                          86,095            2.17         59,169            2.16
 Telecom Utility Portfolio (Class 3)                                          -               -          4,219           16.36
 Total Return Bond Portfolio (Class 3)                                        -               -        210,720           26.68

INVESCO VARIABLE INSURANCE FUNDS (Series II):
 Invesco Van Kampen V.I. Capital Growth Fund                             17,813  $         9.88         18,336  $         9.71
 Invesco Van Kampen V.I. Comstock Fund                                   22,856           11.84        174,021           11.68
 Invesco Van Kampen V.I. Growth and Income Fund                          50,509           13.20        276,176           13.19

PRINCIPAL VARIABLE CONTRACTS FUND, INC. (Class 2):
 Diversified International Account                                            -  $            -              -  $            -
 Equity Income Account                                                        -               -              -               -
 Government & High Quality Bond Account                                       -               -              -               -
 Income Account                                                               -               -              -               -
 LargeCap Blend Account II                                                    -               -              -               -
 LargeCap Growth Account                                                      -               -              -               -
 MidCap Blend Account                                                         -               -              -               -
 Money Market Account                                                         -               -              -               -
 Principal Capital Appreciation Account                                       -               -              -               -
 Real Estate Securities Account                                               -               -              -               -
 SAM Balanced Portfolio                                                       -               -        304,842           10.15
 SAM Conservative Balanced Portfolio                                          -               -            625           10.88
 SAM Conservative Growth Portfolio                                            -               -              -               -
 SAM Flexible Income Portfolio                                                -               -         16,380           11.36
 SAM Strategic Growth Portfolio                                               -               -              -               -
 Short-Term Income Account                                                    -               -              -               -
 SmallCap Growth Account II                                                   -               -              -               -

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I (Class 1):
 Columbia Variable Portfolio - High Income Fund                           4,015  $        19.04          1,616  $        18.97
 Columbia Variable Portfolio - Marsico Focused Equities Fund             16,751           10.81          3,282           10.66

AMERICAN FUNDS INSURANCE SERIES (Class 2):
 Asset Allocation Fund                                                        -  $            -              -  $            -
 Global Growth Fund                                                      49,138           20.27              -               -
 Growth Fund                                                             80,662           18.31              -               -
 Growth-Income Fund                                                      81,565           15.56              -               -

LORD ABBETT SERIES FUND, INC. (Class VC):
 Growth and Income Portfolio                                             30,680  $        10.75        172,809  $        10.72
 Mid Cap Value Portfolio                                                      -               -              -               -

MTB GROUP OF FUNDS:
 MTB Managed Allocation Fund - Moderate Growth II                             -  $            -              -  $            -

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (Class 2):
 Franklin Income Securities Fund                                              -  $            -         90,427  $        10.42
 Franklin Templeton VIP Founding Funds Allocation Fund                        -               -         49,564            8.86

SEASONS SERIES TRUST (Class 3):
 Allocation Balanced Portfolio                                                -  $            -         21,992  $        11.28
 Allocation Growth Portfolio                                                  -               -          3,629           10.20
 Allocation Moderate Portfolio                                                -               -          3,186           10.96
 Allocation Moderate Growth Portfolio                                         -               -         30,694           10.52
 Real Return Portfolio                                                        -               -        121,533          11.85


                                                                     Contracts With Total          Contracts With Total
                                                                       Expenses of 1.80%            Expenses of 1.90%
                                                                  ---------------------------  ---------------------------
                                                                  Accumulation  Unit value of  Accumulation  Unit value of
                                                                     units       accumulation     units       accumulation
Variable Accounts                                                 outstanding       units      outstanding       units
--------------------------------------------------------------------------------------------   ---------------------------
ANCHOR SERIES TRUST:
 Asset Allocation Portfolio (Class 1)                                        -  $           -             -  $           -
 Capital Appreciation Portfolio (Class 1)                                    -              -             -              -
 Government and Quality Bond Portfolio (Class 1)                             -              -             -              -
 Growth Portfolio (Class 1)                                                  -              -             -              -
 Natural Resources Portfolio (Class 1)                                       -              -             -              -
 Asset Allocation Portfolio (Class 3)                                        -              -         9,865          11.14
 Capital Appreciation Portfolio (Class 3)                                  453          11.68        29,531          11.57
 Government and Quality Bond Portfolio (Class 3)                           833          11.89        82,877          11.85
 Growth Portfolio (Class 3)                                                  -              -        12,311           9.50
 Natural Resources Portfolio (Class 3)                                       -              -        21,548           9.66

SUNAMERICA SERIES TRUST:
 Aggressive Growth Portfolio (Class 1)                                       -  $           -             -  $           -
 Alliance Growth Portfolio (Class 1)                                         -              -             -              -
 Balanced Portfolio (Class 1)                                                -              -             -              -
 Blue Chip Growth Portfolio (Class 1)                                        -              -             -              -
 Capital Growth Portfolio (Class 1)                                          -              -             -              -
 Cash Management Portfolio (Class 1)                                         -              -             -              -
 Corporate Bond Portfolio (Class 1)                                          -              -             -              -
 Davis Venture Value Portfolio (Class 1)                                     -              -             -              -
 "Dogs" of Wall Street Portfolio (Class 1)                                   -              -             -              -
 Emerging Markets Portfolio (Class 1)                                        -              -             -              -
 Equity Opportunities Portfolio (Class 1)                                    -              -             -              -
 Fundamental Growth Portfolio (Class 1)                                      -              -             -              -
 Global Bond Portfolio (Class 1)                                             -              -             -              -
 Global Equities Portfolio (Class 1)                                         -              -             -              -
 Growth Opportunities Portfolio (Class 1)                                    -              -             -              -
 Growth-Income Portfolio (Class 1)                                           -              -             -              -
 High-Yield Bond Portfolio (Class 1)                                         -              -             -              -
 International Diversified Equities Portfolio (Class 1)                      -              -             -              -
 International Growth and Income Portfolio (Class 1)                         -              -             -              -
 MFS Massachusetts Investors Trust Portfolio (Class 1)                       -              -             -              -
 MFS Total Return Portfolio (Class 1)                                        -              -             -              -
 Mid-Cap Growth Portfolio (Class 1)                                          -              -             -              -
 Real Estate Portfolio (Class 1)                                             -              -             -              -
 Technology Portfolio (Class 1)                                              -              -             -              -
 Telecom Utility Portfolio (Class 1)                                         -              -             -              -
 Total Return Bond Portfolio (Class 1)                                       -              -             -              -
 Aggressive Growth Portfolio (Class 3)                                       -              -        17,953           8.00
 Alliance Growth Portfolio (Class 3)                                         -              -         8,148           9.88
 American Funds Asset Allocation SAST Portfolio (Class 3)                    -              -         7,084           9.94
 American Funds Global Growth SAST Portfolio (Class 3)                   1,441           9.98       100,287           9.94
 American Funds Growth SAST Portfolio (Class 3)                            508           9.49        87,397           9.46
 American Funds Growth-Income SAST Portfolio (Class 3)                     223           9.02        46,266           9.00
 Balanced Portfolio (Class 3)                                            2,759          10.62         8,220          10.56
 Blue Chip Growth Portfolio (Class 3)                                      338           9.71        11,667           9.66
 Capital Growth Portfolio (Class 3)                                          -              -        15,032           9.27
 Cash Management Portfolio (Class 3)                                         5           9.58        76,100           9.54
 Corporate Bond Portfolio (Class 3)                                      1,001          13.91        75,835          13.85
 Davis Venture Value Portfolio (Class 3)                                   873           9.20        63,929           9.17
 "Dogs" of Wall Street Portfolio (Class 3)                                   -              -        11,890          11.30
 Emerging Markets Portfolio (Class 3)                                    1,122          10.14        31,983          10.09
 Equity Opportunities Portfolio (Class 3)                                    -              -         2,001           9.37
 Foreign Value Portfolio (Class 3)                                       1,955           8.15       125,077           8.13
 Fundamental Growth Portfolio (Class 3)                                      -              -        26,154           9.50
 Global Bond Portfolio (Class 3)                                           243          12.95        15,666          12.92
 Global Equities Portfolio (Class 3)                                         -              -        14,947           8.36
 Growth Opportunities Portfolio (Class 3)                                  628          10.98        46,742          10.93
 Growth-Income Portfolio (Class 3)                                         401           9.22        26,034           9.43
 High-Yield Bond Portfolio (Class 3)                                       268          11.05         7,730          10.92
 International Diversified Equities Portfolio (Class 3)                      -              -        25,737           8.23
 International Growth and Income Portfolio (Class 3)                         -              -        67,394           6.83
 Marsico Focused Growth Portfolio (Class 3)                                203          10.23        16,040          10.17
 MFS Massachusetts Investors Trust Portfolio (Class 3)                   1,009          10.02        63,469           9.98
 MFS Total Return Portfolio (Class 3)                                    2,835          10.34        16,517          10.35
 Mid-Cap Growth Portfolio (Class 3)                                        257          10.94        14,555          10.99
 Real Estate Portfolio (Class 3)                                           750           8.13        84,013           8.09
 Small & Mid Cap Value Portfolio (Class 3)                               1,043          10.85       105,513          10.81
 Small Company Value Portfolio (Class 3)                                   694           9.94        53,614           9.92
 Technology Portfolio (Class 3)                                              -              -             -              -
 Telecom Utility Portfolio (Class 3)                                         -              -         2,581          12.11
 Total Return Bond Portfolio (Class 3)                                   3,251          13.12       143,901          13.14

INVESCO VARIABLE INSURANCE FUNDS (Series II):
 Invesco Van Kampen V.I. Capital Growth Fund                                 -  $           -         3,151  $       10.73
 Invesco Van Kampen V.I. Comstock Fund                                   1,119           9.04        59,938           9.01
 Invesco Van Kampen V.I. Growth and Income Fund                          1,290           9.40       100,680           9.36

PRINCIPAL VARIABLE CONTRACTS FUND, INC. (Class 2):
 Diversified International Account                                           -  $           -             -  $           -
 Equity Income Account                                                       -              -             -              -
 Government & High Quality Bond Account                                      -              -             -              -
 Income Account                                                              -              -             -              -
 LargeCap Blend Account II                                                   -              -             -              -
 LargeCap Growth Account                                                     -              -             -              -
 MidCap Blend Account                                                        -              -             -              -
 Money Market Account                                                        -              -             -              -
 Principal Capital Appreciation Account                                      -              -             -              -
 Real Estate Securities Account                                              -              -             -              -
 SAM Balanced Portfolio                                                      -              -             -              -
 SAM Conservative Balanced Portfolio                                         -              -             -              -
 SAM Conservative Growth Portfolio                                           -              -             -              -
 SAM Flexible Income Portfolio                                               -              -             -              -
 SAM Strategic Growth Portfolio                                              -              -             -              -
 Short-Term Income Account                                                   -              -             -              -
 SmallCap Growth Account II                                                  -              -             -              -

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I (Class 1):
 Columbia Variable Portfolio - High Income Fund                              -  $           -             -  $           -
 Columbia Variable Portfolio - Marsico Focused Equities Fund                 -              -             -              -

AMERICAN FUNDS INSURANCE SERIES (Class 2):
 Asset Allocation Fund                                                       -  $           -             -  $           -
 Global Growth Fund                                                          -              -             -              -
 Growth Fund                                                                 -              -             -              -
 Growth-Income Fund                                                          -              -             -              -

LORD ABBETT SERIES FUND, INC. (Class VC):
 Growth and Income Portfolio                                               489  $        8.35        61,928  $        8.28
 Mid Cap Value Portfolio                                                     -              -             -              -

MTB GROUP OF FUNDS:
 MTB Managed Allocation Fund - Moderate Growth II                            -  $           -             -  $           -

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (Class 2):
 Franklin Income Securities Fund                                             -  $           -        34,802  $       10.33
 Franklin Templeton VIP Founding Funds Allocation Fund                       -              -        47,832           8.80

SEASONS SERIES TRUST (Class 3):
 Allocation Balanced Portfolio                                               -  $           -        23,082  $       11.17
 Allocation Growth Portfolio                                                 -              -         2,539          10.08
 Allocation Moderate Portfolio                                           4,288          10.82        14,161          10.85
 Allocation Moderate Growth Portfolio                                    7,763          10.38         5,354          10.41
 Real Return Portfolio                                                   1,391          11.69        53,217          11.80

---------
(1)  Offered in FSA Polaris, FSA Polaris II, FSA Advisor, and FSA Polaris
     Choice.

(2)  Offered in FSA Polaris Choice III.

(3)  Offered in FSA Diversify Strategies III.

(4)  Offered in FSA Polaris Preferred Solution, FSA Polaris
     Platinum III, FSA Polaris Advantage II, and FSA Polaris Retirement
     Protector.

    The accompanying notes are an integral part of the financial statements.

                                    FS VARIABLE SEPARATE ACCOUNT
                                                   OF
              THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                                    SCHEDULES OF PORTFOLIO INVESTMENTS
                                            DECEMBER 31, 2011

                                                                          Net
                                                                         Asset
                                                                         Value       Net
                                                                          Per       Asset
Variable Accounts                                              Shares    Share      Value        Cost      Level (Note A)
-------------------------------------------------------------------------------------------------------------------------
ANCHOR SERIES TRUST:
 Asset Allocation Portfolio (Class 1)                           302,168  $13.03  $ 3,936,229  $ 4,072,720               1
 Capital Appreciation Portfolio (Class 1)                       247,656   34.14    8,454,460    8,703,335               1
 Government and Quality Bond Portfolio (Class 1)                365,200   15.57    5,686,495    5,477,748               1
 Growth Portfolio (Class 1)                                     203,659   19.31    3,931,732    4,540,028               1
 Natural Resources Portfolio (Class 1)                          100,243   24.38    2,444,338    3,318,470               1
 Asset Allocation Portfolio (Class 3)                           224,806   12.97    2,915,098    2,941,817               1
 Capital Appreciation Portfolio (Class 3)                       528,569   33.41   17,657,304   17,857,978               1
 Government and Quality Bond Portfolio (Class 3)              1,975,074   15.52   30,659,805   29,864,840               1
 Growth Portfolio (Class 3)                                     322,550   19.26    6,213,429    6,990,635               1
 Natural Resources Portfolio (Class 3)                          282,806   24.18    6,838,485    9,491,220               1

SUNAMERICA SERIES TRUST:
 Aggressive Growth Portfolio (Class 1)                          182,073    9.70    1,766,472    2,186,877               1
 Alliance Growth Portfolio (Class 1)                            384,732   22.28    8,570,431    9,514,147               1
 Balanced Portfolio (Class 1)                                   202,912   14.43    2,927,929    2,853,911               1
 Blue Chip Growth Portfolio (Class 1)                            78,785    6.91       544131       491657               1
 Capital Growth Portfolio (Class 1)                              39,245    8.49      333,336       271112               1
 Cash Management Portfolio (Class 1)                            324,523  $10.64  $ 3,453,450  $ 3,472,346               1
 Corporate Bond Portfolio (Class 1)                             307,015   13.30    4,082,209    3,711,634               1
 Davis Venture Value Portfolio (Class 1)                        698,955   21.90   15,306,444   15,199,914               1
 "Dogs" of Wall Street Portfolio (Class 1)                      130,042    8.51    1,107,124      868,767               1
 Emerging Markets Portfolio (Class 1)                           332,684    6.90    2,296,390    1,992,452               1
 Equity Opportunities Portfolio (Class 1)                       183,576   11.52    2,114,930    1,849,001               1
 Fundamental Growth Portfolio (Class 1)                         148,476   15.57    2,312,425    2,919,332               1
 Global Bond Portfolio (Class 1)                                160,871   12.47    2,005,755    1,977,508               1
 Global Equities Portfolio (Class 1)                            134,473   12.49    1,679,795    2,001,782               1
 Growth Opportunities Portfolio (Class 1)                        50,797    6.95      353,280      299,065               1
 Growth-Income Portfolio (Class 1)                              316,961   21.15    6,704,614    6,730,813               1
 High-Yield Bond Portfolio (Class 1)                            820,212    5.36    4,396,400    4,223,640               1
 International Diversified Equities Portfolio (Class 1)         326,548    7.57    2,473,243    3,295,404               1
 International Growth and Income Portfolio (Class 1)            278,919    7.61    2,122,850    3,012,760               1
 MFS Massachusetts Investors Trust Portfolio (Class 1)          196,167   13.63    2,672,873    2,409,661               1
 MFS Total Return Portfolio (Class 1)                           393,419   14.48    5,696,629    5,863,813               1
 Mid-Cap Growth Portfolio (Class 1)                             182,403   10.66    1,944,182    1,846,661               1
 Real Estate Portfolio (Class 1)                                135,279   12.59    1,703,348    1,573,940               1
 Technology Portfolio (Class 1)                                  85,559    2.70      231,328      207,703               1
 Telecom Utility Portfolio (Class 1)                             84,376   11.07      933,891      909,096               1
 Total Return Bond Portfolio (Class 1)                          243,998    9.01    2,198,647    2,005,090               1
 Aggressive Growth Portfolio (Class 3)                          182,694    9.56    1,747,315    1,852,161               1
 Alliance Growth Portfolio (Class 3)                            293,949   22.14    6,506,568    6,056,178               1
 American Funds Asset Allocation SAST Portfolio (Class 3)       372,666   10.04    3,740,439    3,565,244               1
 American Funds Global Growth SAST Portfolio (Class 3)        1,530,425    9.93   15,190,715   15,404,019               1
 American Funds Growth SAST Portfolio (Class 3)               1,116,981    9.28   10,364,551    9,956,445               1
 American Funds Growth-Income SAST Portfolio (Class 3)        1,013,927    8.99    9,111,381    8,879,460               1
 Balanced Portfolio (Class 3)                                   103,494   14.39    1,489,774    1,392,206               1
 Blue Chip Growth Portfolio (Class 3)                           471,795    6.89    3,249,696    3,289,676               1
 Capital Growth Portfolio (Class 3)                             293,204    8.34    2,443,923    2,389,877               1
 Cash Management Portfolio (Class 3)                            756,990   10.55    7,988,729    8,172,781               1
 Corporate Bond Portfolio (Class 3)                           2,030,006   13.23   26,865,014   25,576,711               1
 Davis Venture Value Portfolio (Class 3)                      1,019,732   21.83   22,261,094   23,736,743               1
 "Dogs" of Wall Street Portfolio (Class 3)                      187,647    8.48    1,591,907    1,475,529               1
 Emerging Markets Portfolio (Class 3)                         1,129,870    6.81    7,696,678    7,432,777               1
 Equity Opportunities Portfolio (Class 3)                        95,978   11.50    1,103,418    1,123,001               1
 Foreign Value Portfolio (Class 3)                            1,898,047   12.01   22,799,895   26,384,161               1
 Fundamental Growth Portfolio (Class 3)                         262,830   15.30    4,021,788    3,948,912               1
 Global Bond Portfolio (Class 3)                                648,585   12.34    8,000,645    7,961,193               1
 Global Equities Portfolio (Class 3)                            135,347   12.41    1,679,816    1,799,089               1
 Growth Opportunities Portfolio (Class 3)                     1,088,231    6.78    7,378,564    6,699,752               1
 Growth-Income Portfolio (Class 3)                               90,186   21.12    1,904,504    1,858,189               1
 High-Yield Bond Portfolio (Class 3)                            715,300    5.34    3,816,895    3,778,602               1
 International Diversified Equities Portfolio (Class 3)       1,233,634    7.52    9,280,828   11,208,173               1
 International Growth and Income Portfolio (Class 3)          1,429,258    7.61   10,880,186   12,819,987               1
 Marsico Focused Growth Portfolio (Class 3)                     389,465    8.86    3,452,203    3,461,181               1
 MFS Massachusetts Investors Trust Portfolio (Class 3)          773,519   13.60   10,516,350    9,774,079               1
 MFS Total Return Portfolio (Class 3)                           624,048   14.45    9,016,524    9,443,389               1
 Mid-Cap Growth Portfolio (Class 3)                             529,651   10.41    5,515,866    5,089,871               1
 Real Estate Portfolio (Class 3)                                939,774   12.51   11,755,340    9,530,557               1
 Small & Mid Cap Value Portfolio (Class 3)                    1,366,800   15.83   21,638,935   19,814,019               1
 Small Company Value Portfolio (Class 3)                        528,842   16.36    8,649,309    7,584,276               1
 Technology Portfolio (Class 3)                                 469,850    2.64    1,240,606    1,065,124               1
 Telecom Utility Portfolio (Class 3)                             60,431   11.04      667,010      576,466               1
 Total Return Bond Portfolio (Class 3)                        3,263,713    8.94   29,182,046   28,416,348               1

INVESCO VARIABLE INSURANCE FUNDS (Series II):
 Invesco Van Kampen V.I. Capital Growth Fund                     28,554  $31.35  $   895,165  $   854,998               1
 Invesco Van Kampen V.I. Comstock Fund                        1,036,844   11.28   11,695,605   11,005,046               1
 Invesco Van Kampen V.I. Growth and Income Fund               1,284,603   17.74   22,788,863   22,188,672               1

PRINCIPAL VARIABLE CONTRACTS FUND, INC. (Class 2):
 Diversified International Account                               33,508  $11.18  $   374,618  $   654,643               1
 Equity Income Account                                           47,876   15.43      738,730      830,751               1
 Government & High Quality Bond Account                             905   10.90        9,864        9,583               1
 Income Account                                                  23,247   10.66      247,808      235,481               1
 LargeCap Blend Account II                                       10,008    6.88       68,854       75,906               1
 LargeCap Growth Account                                          2,313   14.43       33,374       37,072               1
 MidCap Blend Account                                            33,709   40.39    1,361,514    1,466,908               1
 Money Market Account                                           107,304    1.00      107,304      107,304               1
 Principal Capital Appreciation Account                          15,009   21.23      318,631      340,705               1
 Real Estate Securities Account                                   1,376   14.46       19,893       21,933               1
 SAM Balanced Portfolio                                         575,151   14.66    8,431,709    8,902,864               1
 SAM Conservative Balanced Portfolio                             18,755   11.38      213,435      204,620               1
 SAM Conservative Growth Portfolio                               60,673   14.87      902,204      983,082               1
 SAM Flexible Income Portfolio                                   51,816   12.34      639,404      619,146               1
 SAM Strategic Growth Portfolio                                  16,897   16.15      272,881      329,164               1
 Short-Term Income Account                                       16,576    2.53       41,937       40,987               1
 SmallCap Growth Account II                                       3,516   10.54       37,063       35,772               1

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I (Class 1):
 Columbia Variable Portfolio - High Income Fund                  21,455  $ 9.95  $   213,478  $   203,187               1
 Columbia Variable Portfolio - Marsico Focused Equities Fund     33,814   16.48      557,259      585,007               1

---------
(A) Represents the level within the fair value hierarchy under which the portfolio is classified as defined in Fair Value Measurements, and described in Note 3 to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                       SCHEDULES OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2011
                                  (continued)

                                                                          Net Asset Value    Net Asset
Variable Accounts                                                Shares      Per Share         Value        Cost      Level (Note A)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES (Class 2):
 Asset Allocation Fund                                           116,960  $          16.06  $ 1,878,373  $ 1,895,347               1
 Global Growth Fund                                              447,406             19.29    8,630,452    9,372,411               1
 Growth Fund                                                     179,602             51.68    9,281,857   10,042,150               1
 Growth-Income Fund                                              329,268             33.07   10,888,891   12,097,341               1

LORD ABBETT SERIES FUND, INC. (Class VC):
 Growth and Income Portfolio                                     521,878  $          22.15  $11,559,607  $12,220,110               1
 Mid Cap Value Portfolio                                          11,059             15.86      175,392      142,361               1

MTB GROUP OF FUNDS:
 MTB Managed Allocation Fund - Moderate Growth II                 11,277  $           8.83  $    99,578  $    94,287               1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (Class 2):
 Franklin Income Securities Fund                                 436,383  $          14.32  $ 6,249,004  $ 6,104,470               1
 Franklin Templeton VIP Founding Funds Allocation Fund           428,688              7.59    3,253,739    3,012,763               1

SEASONS SERIES TRUST (Class 3):
 Allocation Balanced Portfolio                                   428,215  $          10.50  $ 4,494,956  $ 4,514,175               1
 Allocation Growth Portfolio                                     140,522              8.86    1,245,468    1,339,107               1
 Allocation Moderate Portfolio                                   654,521             10.06    6,584,735    6,844,845               1
 Allocation Moderate Growth Portfolio                            411,108             10.00    4,112,751    4,325,600               1
 Real Return Portfolio                                           772,648             10.13    7,824,471    7,605,451               1

---------
(A) Represents the level within the fair value hierarchy under which the portfolio is classified as defined in Fair Value Measurements, and described in Note 3 to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                            STATEMENTS OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2011

                                                        Capital       Government and
                                  Asset Allocation    Appreciation     Quality Bond                        Natural Resources
                                     Portfolio         Portfolio        Portfolio      Growth Portfolio        Portfolio
                                      (Class 1)         (Class 1)       (Class 1)          (Class 1)            (Class 1)
                                 --------------------------------------------------------------------------------------------
Investment income:
 Dividends                       $         116,924   $           -   $       190,758   $          33,748   $           27,986

Expenses:
 Charges for distribution,
 mortality and expense risk                (66,024)       (155,719)          (94,152)            (71,002)             (61,431)
                                 --------------------------------------------------------------------------------------------
Net investment income (loss)                50,900        (155,719)           96,606             (37,254)             (33,445)
                                 --------------------------------------------------------------------------------------------
Net realized gains (losses)
from securities transactions               (69,007)        240,408            36,855            (425,127)            (875,570)
Realized gain distributions                      -               -            26,760                   -              995,332
                                 --------------------------------------------------------------------------------------------

Net realized gains (losses)                (69,007)        240,408            63,615            (425,127)             119,762
                                 --------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments:
 Beginning of period                      (142,012)        566,943            46,801            (732,154)              38,363
 End of period                            (136,491)       (248,875)          208,747            (608,296)            (874,132)
                                 --------------------------------------------------------------------------------------------

Change in net unrealized
\appreciation  (depreciation)
of investments                               5,521        (815,818)          161,946             123,858             (912,495)
                                 --------------------------------------------------------------------------------------------

Increase (decrease) in net
assets from operations           $         (12,586)  $    (731,129)  $       322,167   $        (338,523)  $         (826,178)
                                 ============================================================================================
                                                        Capital       Government and
                                  Asset Allocation    Appreciation     Quality Bond                         Natural Resources
                                     Portfolio         Portfolio        Portfolio       Growth Portfolio        Portfolio
                                      (Class 3)         (Class 3)        (Class 3)          (Class 3)           (Class 3)
                                 --------------------------------------------------------------------------------------------
Investment income:
Dividends                        $          75,916   $           -   $       906,565   $          32,333   $           36,620

Expenses:
 Charges for distribution,
 mortality and expense risk                (45,163)       (285,441)         (467,254)           (108,402)            (132,172)
                                 --------------------------------------------------------------------------------------------

Net investment income (loss)                30,753        (285,441)          439,311             (76,069)             (95,552)
                                 --------------------------------------------------------------------------------------------
Net realized gains (losses)
from securities transactions               (34,199)         89,116           203,190            (377,903)            (932,196)
Realized gain distributions                      -               -           137,715                   -            2,016,224
                                 --------------------------------------------------------------------------------------------

Net realized gains (losses)                (34,199)         89,116           340,905            (377,903)           1,084,028
                                 --------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments:
 Beginning of period                        (3,989)      1,188,697            15,020            (702,151)             172,614
 End of period                             (26,719)       (200,674)          794,965            (777,206)          (2,652,735)
                                 --------------------------------------------------------------------------------------------
Change in net unrealized
\appreciation  (depreciation)
of investments                             (22,730)     (1,389,371)          779,945             (75,055)          (2,825,349)
                                 --------------------------------------------------------------------------------------------
Increase (decrease) in net
assets from operations           $         (26,176)  $  (1,585,696)  $     1,560,161   $        (529,027)  $       (1,836,873)
                                 ============================================================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                            STATEMENTS OF OPERATIONS
                                FOR THE YEAR ENDED
                                DECEMBER 31, 2011
                                   (continued)

                                                            Aggressive    Alliance                  Blue Chip     Capital
                                                              Growth       Growth      Balanced      Growth       Growth
                                                            Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                                                             (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                                                           ---------------------------------------------------------------
Investment income:
 Dividends                                                 $         -   $   46,247   $   56,733   $    1,421   $        -
                                                           ---------------------------------------------------------------
Expenses:
Charges for distribution, mortality and expense risk           (28,692)    (148,635)     (50,876)     (10,583)      (6,481)
                                                           ---------------------------------------------------------------

Net investment income (loss)                                   (28,692)    (102,388)       5,857       (9,162)      (6,481)
                                                           ---------------------------------------------------------------
Net realized gains (losses) from securities transactions       (83,406)    (246,537)     (43,496)     (15,298)     (16,440)
Realized gain distributions                                          -            -            -            -            -
                                                           ---------------------------------------------------------------
Net realized gains (losses)                                    (83,406)    (246,537)     (43,496)     (15,298)     (16,440)
                                                           ---------------------------------------------------------------

Net unrealized appreciation (depreciation) of
investments:
 Beginning of period                                          (469,356)    (969,124)       9,011       65,292       54,688
 End of period                                                (420,405)    (943,716)      74,018       52,474       62,224
                                                           ---------------------------------------------------------------
Change in net unrealized appreciation  (depreciation)
of investments                                                  48,951       25,408       65,007      (12,818)       7,536
                                                           ---------------------------------------------------------------
Increase (decrease) in net assets from operations          $   (63,147)  $ (323,517)  $   27,368   $  (37,278)  $  (15,385)
                                                           ===============================================================

                                                                                         Davis
                                                               Cash       Corporate     Venture       "Dogs" of     Emerging
                                                            Management      Bond         Value       Wall Street     Markets
                                                            Portfolio     Portfolio    Portfolio      Portfolio     Portfolio
                                                             (Class 1)    (Class 1)     (Class 1)     (Class 1)     (Class 1)
                                                           ------------------------------------------------------------------
Investment income:
 Dividends                                                 $         -   $  266,992   $   218,834   $     24,853   $   17,930
                                                           ------------------------------------------------------------------
Expenses:
 Charges for distribution, mortality and expense risk          (63,436)     (67,097)     (263,412)       (17,249)     (50,520)
                                                           ------------------------------------------------------------------
Net investment income (loss)                                   (63,436)     199,895       (44,578)         7,604      (32,590)
                                                           ------------------------------------------------------------------
Net realized gains (losses) from securities transactions       (62,790)     204,411       216,811       (117,204)     (94,153)
Realized gain distributions                                          -       19,910             -              -            -
                                                           ------------------------------------------------------------------
Net realized gains (losses)                                    (62,790)     224,321       216,811       (117,204)     (94,153)
                                                           ------------------------------------------------------------------

Net unrealized appreciation (depreciation) of
investments:
 Beginning of period                                           (70,187)     585,215     1,214,694         17,067    1,141,498
 End of period                                                 (18,896)     370,575       106,530        238,357      303,938
                                                           ------------------------------------------------------------------
Change in net unrealized appreciation  (depreciation)
of investments                                                  51,291     (214,640)   (1,108,164)       221,290     (837,560)
                                                           ------------------------------------------------------------------
Increase (decrease) in net assets from operations          $   (74,935)  $  209,576   $  (935,931)  $    111,690   $ (964,303)
                                                           ==================================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                            STATEMENTS OF OPERATIONS
                                FOR THE YEAR ENDED
                                DECEMBER 31, 2011
                                   (continued)

                                            Equity        Fundamental                                         Growth
                                         Opportunities      Growth       Global Bond    Global Equities    Opportunities
                                           Portfolio       Portfolio      Portfolio        Portfolio         Portfolio
                                           (Class 1)       (Class 1)      (Class 1)        (Class 1)         (Class 1)
                                        --------------------------------------------------------------------------------
Investment income:
 Dividends                              $       13,212   $          -   $     50,434   $         19,029   $            -
                                        --------------------------------------------------------------------------------
Expenses:
 Charges for distribution,
 mortality and expense risk                    (36,363)       (40,670)       (35,203)           (32,443)          (7,119)
                                        --------------------------------------------------------------------------------
Net investment income (loss)                   (23,151)       (40,670)        15,231            (13,414)          (7,119)
                                        --------------------------------------------------------------------------------
Net realized gains (losses) from
securities transactions                       (238,395)      (112,456)       (12,703)           (36,177)          16,803
Realized gain distributions                          -              -         31,311                  -                -
                                        --------------------------------------------------------------------------------
Net realized gains (losses)                   (238,395)      (112,456)        18,608            (36,177)          16,803
                                        --------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments:
 Beginning of period                            43,921       (583,843)       (32,202)          (127,411)          92,696
 End of period                                 265,929       (606,907)        28,247           (321,987)          54,215
                                        --------------------------------------------------------------------------------
Change in net unrealized appreciation
(depreciation) of investments                  222,008        (23,064)        60,449           (194,576)         (38,481)
                                        --------------------------------------------------------------------------------
Increase (decrease) in net assets
from operations                         $      (39,538)  $   (176,190)  $     94,288   $       (244,167)  $      (28,797)
                                        ================================================================================
                                                                        International    International          MFS
                                          Growth                         Diversified        Growth         Massachusetts
                                          -Income       High-Yield        Equities        and Income      Investors Trust
                                         Portfolio    Bond Portfolio      Portfolio        Portfolio         Portfolio
                                         (Class 1)       (Class 1)        (Class 1)        (Class 1)         (Class 1)
                                        ---------------------------------------------------------------------------------
Investment income:
 Dividends                              $   64,837   $       311,848   $       64,357   $       78,951   $         19,609
                                        ---------------------------------------------------------------------------------
Expenses:
 Charges for distribution,
 mortality and expense risk               (108,655)          (67,996)         (45,420)         (40,689)           (45,975)
                                        ---------------------------------------------------------------------------------
Net investment income (loss)               (43,818)          243,852           18,937           38,262            (26,366)
                                        ---------------------------------------------------------------------------------
Net realized gains (losses) from
securities transactions                   (243,257)          362,006          (18,985)        (554,136)           117,078
Realized gain distributions                      -                 -                -                -                  -
                                        ---------------------------------------------------------------------------------
Net realized gains (losses)               (243,257)          362,006          (18,985)        (554,136)           117,078
                                        ---------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments:
 Beginning of period                      (780,803)          617,105         (332,078)      (1,003,406)           436,768
 End of period                             (26,199)          172,760         (822,161)        (889,910)           263,212
                                        ---------------------------------------------------------------------------------
Change in net unrealized appreciation
(depreciation) of investments              754,604          (444,345)        (490,083)         113,496           (173,556)
                                        ---------------------------------------------------------------------------------
Increase (decrease) in net assets
from operations                         $  467,529   $       161,513   $     (490,131)  $     (402,378)  $        (82,844)
                                        ---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                            STATEMENTS OF OPERATIONS
                                FOR THE YEAR ENDED
                                DECEMBER 31, 2011
                                   (continued)

                                                                                                               Total
                                        MFS Total      Mid-Cap                                   Telecom      Return
                                          Return       Growth      Real Estate    Technology     Utility       Bond
                                        Portfolio     Portfolio     Portfolio     Portfolio     Portfolio    Portfolio
                                         (Class 1)    (Class 1)     (Class 1)      (Class 1)    (Class 1)    (Class 1)
                                        ------------------------------------------------------------------------------
Investment income:
 Dividends                              $  165,442   $        -   $     17,677   $         -   $   23,389   $   33,579
                                        ------------------------------------------------------------------------------
Expenses:
 Charges for distribution,
 mortality and expense risk                (99,829)     (36,160)       (28,733)       (4,219)     (15,347)     (34,764)
                                        ------------------------------------------------------------------------------

Net investment income (loss)                65,613      (36,160)       (11,056)       (4,219)       8,042       (1,185)
                                        ------------------------------------------------------------------------------
Net realized gains (losses)
from securities transactions               (87,279)      49,229       (433,404)       (3,634)       2,886      114,420
Realized gain distributions                      -            -              -             -            -       25,954
                                        ------------------------------------------------------------------------------
Net realized gains (losses)                (87,279)      49,229       (433,404)       (3,634)       2,886      140,374
                                        ------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments:
 Beginning of period                      (246,817)     249,671       (439,543)       37,222       (7,924)     229,746
 End of period                            (167,184)      97,521        129,408        23,625       24,795      193,557
                                         ------------------------------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investments              79,633     (152,150)       568,951       (13,597)      32,719      (36,189)
                                         ------------------------------------------------------------------------------
Increase (decrease) in net assets
from operations                         $   57,967   $ (139,081)  $    124,491   $   (21,450)  $   43,647   $  103,000
                                        ------------------------------------------------------------------------------
                                                                     American        American
                                                                    Funds Asset    Funds Global
                                         Aggressive    Alliance     Allocation        Growth
                                           Growth       Growth         SAST            SAST
                                          Portfolio    Portfolio     Portfolio      Portfolio
                                          (Class 3)    (Class 3)     (Class 3)       (Class 3)
                                        -------------------------------------------------------
Investment income:
 Dividends                              $         -   $   15,997   $     36,258   $     115,323
                                        -------------------------------------------------------
Expenses:
 Charges for distribution,
 mortality and expense risk                 (23,573)    (112,321)       (46,964)       (204,626)
                                        -------------------------------------------------------
Net investment income (loss)                (23,573)     (96,324)       (10,706)        (89,303)
                                        -------------------------------------------------------
Net realized gains (losses)
from securities transactions                (65,641)     173,558        (10,264)            127
Realized gain distributions                       -            -              -               -
                                        -------------------------------------------------------
Net realized gains (losses)                 (65,641)     173,558        (10,264)            127
                                        -------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments:
 Beginning of period                       (119,037)     787,760        170,026       1,212,448
 End of period                             (104,846)     450,390        175,195        (213,304)
                                        -------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investments               14,191     (337,370)         5,169      (1,425,752)
                                        -------------------------------------------------------
Increase (decrease) in net assets
from operations                         $   (75,023)  $ (260,136)  $    (15,801)  $  (1,514,928)
                                        =======================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                            STATEMENTS OF OPERATIONS
                                FOR THE YEAR ENDED
                                DECEMBER 31, 2011
                                   (continued)

                                                              American
                                                                Funds         American
                                                               Growth          Funds                      Blue Chip     Capital
                                                                SAST       Growth-Income     Balanced      Growth       Growth
                                                              Portfolio    SAST Portfolio    Portfolio    Portfolio    Portfolio
                                                              (Class 3)       (Class 3)      (Class 3)    (Class 3)    (Class 3)
                                                             -------------------------------------------------------------------
Investment income:
 Dividends                                                   $   34,609   $        90,351   $   21,810   $      178   $        -
                                                             -------------------------------------------------------------------
Expenses:
 Charges for distribution, mortality and expense risk          (153,775)         (141,105)     (18,181)     (44,813)     (42,790)
                                                             -------------------------------------------------------------------
Net investment income (loss)                                   (119,166)          (50,754)       3,629      (44,635)     (42,790)
                                                             -------------------------------------------------------------------
Net realized gains (losses) from securities transactions        (92,385)         (158,265)       7,237       44,286      (62,705)
Realized gain distributions                                           -                 -            -            -            -
                                                             -------------------------------------------------------------------
Net realized gains (losses)                                     (92,385)         (158,265)       7,237       44,286      (62,705)
                                                             -------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments:
 Beginning of period                                            824,764           348,136       90,871      176,604       29,190
 End of period                                                  408,106           231,921       97,568      (39,980)      54,046
                                                             -------------------------------------------------------------------
Change in net unrealized appreciation
    (depreciation) of investments                              (416,658)         (116,215)       6,697     (216,584)      24,856
                                                             -------------------------------------------------------------------
Increase (decrease) in net assets from operations            $ (628,209)  $      (325,234)  $   17,563   $ (216,933)  $  (80,639)
                                                             ===================================================================



                                                                                           Davis
                                                                 Cash       Corporate     Venture       "Dogs" of      Emerging
                                                              Management      Bond         Value       Wall Street     Markets
                                                              Portfolio     Portfolio    Portfolio      Portfolio     Portfolio
                                                               (Class 3)    (Class 3)     (Class 3)     (Class 3)      (Class 3)
                                                             -------------------------------------------------------------------
Investment income:
 Dividends                                                   $         -   $1,576,507   $   256,001   $     29,999   $    35,083
                                                             -------------------------------------------------------------------
Expenses:
 Charges for distribution, mortality and expense risk           (120,962)    (387,131)     (349,922)       (21,042)     (135,894)
                                                             -------------------------------------------------------------------
Net investment income (loss)                                    (120,962)   1,189,376       (93,921)         8,957      (100,811)
                                                             -------------------------------------------------------------------
Net realized gains (losses) from securities transactions         (96,675)     641,702      (675,224)      (114,683)      579,877
Realized gain distributions                                            -      122,011             -              -             -
                                                             -------------------------------------------------------------------
Net realized gains (losses)                                      (96,675)     763,713      (675,224)      (114,683)      579,877
                                                             -------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments:
 Beginning of period                                            (239,548)   2,157,153      (934,835)      (127,958)    3,281,751
 End of period                                                  (184,052)   1,288,303    (1,475,649)       116,378       263,901
                                                             -------------------------------------------------------------------
Change in net unrealized appreciation
    (depreciation) of investments                                 55,496     (868,850)     (540,814)       244,336    (3,017,850)
                                                             -------------------------------------------------------------------
Increase (decrease) in net assets from operations            $  (162,141)  $1,084,239   $(1,309,959)  $    138,610   $(2,538,784)
                                                             ===================================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                            STATEMENTS OF OPERATIONS
                                FOR THE YEAR ENDED
                                DECEMBER 31, 2011
                                   (continued)

                                            Equity         Foreign      Fundamental     Global       Global         Growth
                                        Opportunities       Value         Growth         Bond       Equities     Opportunities
                                          Portfolio       Portfolio      Portfolio     Portfolio    Portfolio      Portfolio
                                           (Class 3)       (Class 3)     (Class 3)     (Class 3)    (Class 3)      (Class 3)
                                        --------------------------------------------------------------------------------------
Investment income:
 Dividends                              $        3,717   $   345,126   $          -   $  159,681   $   16,471   $            -
                                        --------------------------------------------------------------------------------------

Expenses:
 Charges for distribution,
mortality and expense risk                     (18,471)     (335,126)       (69,567)    (110,122)     (33,147)        (102,339)
                                        --------------------------------------------------------------------------------------
Net investment income (loss)                   (14,754)       10,000        (69,567)      49,559      (16,676)        (102,339)
                                        --------------------------------------------------------------------------------------
Net realized gains (losses)
from securities transactions                   (81,826)     (342,227)       (59,299)      79,790     (145,905)         137,196
Realized gain distributions                          -             -              -      108,706            -                -
                                        --------------------------------------------------------------------------------------
Net realized gains (losses)                    (81,826)     (342,227)       (59,299)     188,496     (145,905)         137,196
                                        --------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments:
 Beginning of period                           (93,284)     (906,299)       246,874       16,099      (62,635)         971,343
 End of period                                 (19,583)   (3,584,266)        72,876       39,452     (119,273)         678,812
                                        --------------------------------------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investments                  73,701    (2,677,967)      (173,998)      23,353      (56,638)        (292,531)
                                        --------------------------------------------------------------------------------------
Increase (decrease) in net
assets from operations                  $      (22,879)  $(3,010,194)  $   (302,864)  $  261,408   $ (219,219)  $     (257,674)
                                        ======================================================================================
                                                                                                International
                                                          High-Yield       International         Growth and
                                         Growth-Income       Bond       Diversified Equities       Income
                                           Portfolio      Portfolio          Portfolio            Portfolio
                                           (Class 3)       (Class 3)          (Class 3)           (Class 3)
                                        ---------------------------------------------------------------------
Investment income:
 Dividends                              $        9,228   $   342,254   $             203,805   $      349,946
                                        ---------------------------------------------------------------------
Expenses:
 Charges for distribution,
mortality and expense risk                     (14,185)      (60,851)               (164,336)        (185,426)
                                        ---------------------------------------------------------------------
Net investment income (loss)                    (4,957)      281,403                  39,469          164,520
                                        ---------------------------------------------------------------------
Net realized gains (losses)
from securities transactions                   (33,312)     (185,091)                (28,220)      (1,136,943)
Realized gain distributions                          -             -                       -                -
                                        ---------------------------------------------------------------------
Net realized gains (losses)                    (33,312)     (185,091)                (28,220)      (1,136,943)
                                        ---------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments:
 Beginning of period                           (94,230)       37,764                (220,018)      (1,134,112)
 End of period                                  46,315        38,293              (1,927,345)      (1,939,801)
                                        ---------------------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investments                 140,545           529              (1,707,327)        (805,689)
                                        ---------------------------------------------------------------------
Increase (decrease) in net
assets from operations                  $      102,276   $    96,841   $          (1,696,078)  $   (1,778,112)
                                        =====================================================================


The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                            STATEMENTS OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2011
                                  (continued)

                                                      MFS Massachusetts
                                  Marsico Focused     Investors Trust     MFS Total Return    Mid-Cap Growth    Real Estate
                                  Growth Portfolio       Portfolio           Portfolio          Portfolio        Portfolio
                                     (Class 3)           (Class 3)           (Class 3)          (Class 3)        (Class 3)
                                 -------------------------------------------------------------------------------------------
Investment income:
 Dividends                       $           3,661   $          49,370   $         223,532   $             -   $     93,060
                                 -------------------------------------------------------------------------------------------
Expenses:
 Charges for distribution,
 mortality and
 expense risk                              (48,397)           (142,893)           (134,252)          (87,503)      (176,332)
                                 -------------------------------------------------------------------------------------------

Net investment
 income (loss)                             (44,736)            (93,523)             89,280           (87,503)       (83,272)
                                 -------------------------------------------------------------------------------------------
Net realized gains
 (losses) from securities
 transactions                              (97,913)            131,319            (178,818)          164,914       (580,664)
Realized gain
 Distributions                                   -                   -                   -                 -              -
                                 -------------------------------------------------------------------------------------------

Net realized
 gains (losses)                            (97,913)            131,319            (178,818)          164,914       (580,664)
                                 -------------------------------------------------------------------------------------------

Net unrealized appreciation
 (depreciation) of investments:
 Beginning of period                       (65,705)          1,134,046            (538,818)          898,806        891,192
 End of period                              (8,978)            742,271            (426,865)          425,995      2,224,783
                                 -------------------------------------------------------------------------------------------

Change in net unrealized
 appreciation  (depreciation)
 of investments                             56,727            (391,775)            111,953          (472,811)     1,333,591
                                 -------------------------------------------------------------------------------------------

Increase (decrease) in net
 assets from operations          $         (85,922)  $        (353,979)  $          22,415   $      (395,400)  $    669,655
                                 ===========================================================================================
                                  Small & Mid Cap     Small Company     Technology    Telecom Utility    Total Return Bond
                                  Value Portfolio    Value Portfolio    Portfolio        Portfolio           Portfolio
                                     (Class 3)          (Class 3)       (Class 3)        (Class 3)           (Class 3)
                                 ------------------------------------------------------------------------------------------
Investment income:
 Dividends                       $         27,951   $         20,352   $         -   $         14,291   $          317,761
                                 ------------------------------------------------------------------------------------------
Expenses:
 Charges for distribution,
 mortality and
 expense risk                            (330,558)          (122,261)      (22,532)            (9,802)            (363,140)
                                 ------------------------------------------------------------------------------------------

Net investment
 income (loss)                           (302,607)          (101,909)      (22,532)             4,489              (45,379)
                                 ------------------------------------------------------------------------------------------
Net realized gains
 (losses) from securities
 transactions                              (31,130)           123,524        (7,359)            (7,368)             733,465
Realized gain
 Distributions                                  -                  -             -                  -              290,473
                                 ------------------------------------------------------------------------------------------

Net realized
 gains (losses)                           (31,130)           123,524        (7,359)            (7,368)           1,023,938
                                 ------------------------------------------------------------------------------------------

Net unrealized appreciation
 (depreciation) of investments:
 Beginning of period                    3,401,128          1,381,867       234,601             62,562              698,226
 End of period                          1,824,916          1,065,033       175,482             90,544              765,698
                                 ------------------------------------------------------------------------------------------

Change in net unrealized
 appreciation  (depreciation)
 of investments                        (1,576,212)          (316,834)      (59,119)            27,982               67,472
                                 ------------------------------------------------------------------------------------------

Increase (decrease) in net
 assets from operations          $     (1,909,949)  $       (295,219)  $   (89,010)  $         25,103   $        1,046,031
                                 ==========================================================================================

    The accompanying notes are an intgeral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                            STATEMENTS OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2011
                                  (continued)

                                  Invesco Van                          Invesco Van
                                 Kampen V.I.       Invesco Van     Kampen V.I. Growth     Diversified
                                Capital Growth     Kampen V.I.        and Income         International   Equity Income
                                     Fund         Comstock Fund           Fund              Account         Account
                                 (Series II)       (Series II)        (Series II)          (Class 2)       (Class 2)
                               ----------------------------------------------------------------------------------------
Investment income:
 Dividends                     $             -   $      138,654   $           239,327   $          631   $       3,715
                               ----------------------------------------------------------------------------------------

Expenses:
 Charges for distribution,
 mortality and expense risk            (15,452)        (163,834)             (340,016)          (6,736)        (13,131)
                               ----------------------------------------------------------------------------------------

Net investment
 income (loss)                         (15,452)         (25,180)             (100,689)          (6,105)         (9,416)
                               ----------------------------------------------------------------------------------------

Net realized gains (losses)
 from securities transactions           93,607          (73,391)             (178,666)         (35,203)        (45,611)
Realized gain Distributions                  -                -                     -                -               -
                               ----------------------------------------------------------------------------------------

Net realized gains
 (losses)                               93,607          (73,391)             (178,666)         (35,203)        (45,611)
                               ----------------------------------------------------------------------------------------

Net unrealized appreciation
 (depreciation) of
 investments:
 Beginning of period                   193,406          981,328             1,125,052         (267,804)       (181,644)
 End of period                          40,167          690,559               600,191         (280,025)        (92,021)
                               ----------------------------------------------------------------------------------------
Change in net unrealized
 appreciation (depreciation)
 of investments                       (153,239)        (290,769)             (524,861)         (12,221)         89,623
                               ----------------------------------------------------------------------------------------

Increase (decrease)
 in net assets from
 Operations                    $       (75,084)  $     (389,340)  $          (804,216)  $      (53,529)  $      34,596
                               ========================================================================================
                                 Government &                   LargeCap
                               High Quality Bond   Income       Blend       LargeCap Growth    MidCap Blend
                                    Account        Account     Account II       Account          Account
                                   (Class 2)      (Class 2)    (Class 2)       (Class 2)        (Class 2)
                               -----------------------------------------------------------------------------
Investment income:
 Dividends                     $             18   $   1,159   $        11   $             -   $           -
                               -----------------------------------------------------------------------------
Expenses:
 Charges for distribution,
 mortality and expense risk                (161)     (4,558)       (1,249)             (616)        (25,275)
                               -----------------------------------------------------------------------------

Net investment
 income (loss)                             (143)     (3,399)       (1,238)             (616)        (25,275)
                               -----------------------------------------------------------------------------

Net realized gains (losses)
 from securities transactions                20       3,120       (15,379)            5,082        (199,624)
Realized gain Distributions                  12           -             -                 -          18,197
                               -----------------------------------------------------------------------------

Net realized gains
 (losses)                                    32       3,120       (15,379)            5,082        (181,427)
                               -----------------------------------------------------------------------------

Net unrealized appreciation
 (depreciation) of
 investments:
 Beginning of period                       (270)       (830)      (23,606)            1,222        (405,045)
 End of period                              281      12,327        (7,052)           (3,698)       (105,394)
                               -----------------------------------------------------------------------------

Change in net unrealized
 appreciation (depreciation)
 of investments                             551      13,157        16,554            (4,920)        299,651
                               -----------------------------------------------------------------------------
Increase (decrease)
 in net assets from
 Operations                    $            440   $  12,878   $       (63)  $          (454)  $      92,949
                               =============================================================================


    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                            STATEMENTS OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2011
                                  (continued)


                                                Principal Capital
                                Money Market      Appreciation          Real Estate        SAM Balanced     SAMC onservative
                                  Account            Account         Securities Account     Portfolio      Balanced Portfolio
                                 (Class 2)          (Class 2)            (Class 2)          (Class 2)          (Class 2)
                               -----------------------------------------------------------------------------------------------
Investment income:
 Dividends                     $           -   $                -   $                 -   $     231,237   $             9,868
                               -----------------------------------------------------------------------------------------------
Expenses:

 Charges for distribution,
 mortality and expense risk           (2,061)              (5,597)                 (248)       (149,674)               (5,074)
                               -----------------------------------------------------------------------------------------------

Net investment
income (loss)                         (2,061)              (5,597)                 (248)         81,563                 4,794
                               -----------------------------------------------------------------------------------------------
Net realized gains (losses)
from securities transactions               -                  (59)                 (136)       (102,428)              (12,125)
Realized gain
Distributions                              -                2,268                     -               -                 3,145
                               -----------------------------------------------------------------------------------------------
Net realized gains
(losses)                                   -                2,209                  (136)       (102,428)               (8,980)
                               -----------------------------------------------------------------------------------------------
Net unrealized
appreciation (depreciation)
of investments:
 Beginning of period                       -              (20,391)               (3,844)       (423,687)                2,181
 End of period                             -              (22,074)               (2,040)       (471,155)                8,815
                               -----------------------------------------------------------------------------------------------
Change in net
unrealized appreciation
 (depreciation)
of investments                             -               (1,683)                1,804         (47,468)                6,634
                               -----------------------------------------------------------------------------------------------
Increase (decrease)
in net assets from
operations                     $      (2,061)  $           (5,071)  $             1,420   $     (68,333)  $             2,448
                               ===============================================================================================

                               SAM Conservative       SAM Flexible       SAM Strategic        Short-Term      SmallCap Growth
                                Growth Portfolio    Income Portfolio    Growth Portfolio    Income Account      Account II
                                   (Class 2)           (Class 2)           (Class 2)          (Class 2)          (Class 2)
                               -----------------------------------------------------------------------------------------------
Investment income:
 Dividends                     $          20,593   $          26,871   $           3,695   $            59   $              -
                               -----------------------------------------------------------------------------------------------
Expenses:
 Charges for distribution,
 mortality and expense risk              (18,413)            (11,957)             (4,458)             (658)              (272)
                               -----------------------------------------------------------------------------------------------
Net investment
income (loss)                              2,180              14,914                (763)             (599)              (272)
                               -----------------------------------------------------------------------------------------------
Net realized gains (losses)
from securities transactions            (109,074)            (22,229)               (533)               48                241
Realized gain
Distributions                                  -                 941                   -                 7                  -
                               -----------------------------------------------------------------------------------------------
Net realized gains
(losses)                                (109,074)            (21,288)               (533)               55                241
                               -----------------------------------------------------------------------------------------------
Net unrealized
appreciation (depreciation)
of investments:
 Beginning of period                    (174,362)              1,725             (47,229)              659                753
 End of period                           (80,878)             20,258             (56,283)              950              1,291
                               -----------------------------------------------------------------------------------------------
Change in net
unrealized appreciation
 (depreciation)
of investments                            93,484              18,533              (9,054)              291                538
                               -----------------------------------------------------------------------------------------------
Increase (decrease)
in net assets from
operations                     $         (13,410)  $          12,159   $         (10,350)  $          (253)  $            507
                               ===============================================================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                            STATEMENTS OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2011
                                  (continued)

                                                    Columbia Variable
                              Columbia Variable    Portfolio - Marsico
                              Portfolio - High      Focused Equities      Asset Allocation    Global Growth
                                 Income Fund              Fund                  Fund              Fund         Growth Fund
                                  (Class 1)             (Class 1)            (Class 2)          (Class 2)       (Class 2)
                             ----------------------------------------------------------------------------------------------
Investment income:
 Dividends                   $           16,150   $              2,428   $          36,474   $      124,653   $     62,197
                             ----------------------------------------------------------------------------------------------
Expenses:
 Charges for
 distribution, mortality
 and expense risk                        (4,400)                (9,235)            (16,819)        (138,855)      (151,632)
                             ----------------------------------------------------------------------------------------------
Net investment
 income (loss)                           11,750                 (6,807)             19,655          (14,202)       (89,435)
                             ----------------------------------------------------------------------------------------------
Net realized gains
(losses) from
securities transactions                   4,924                (21,258)            (44,979)          38,536        (96,525)
Realized gain
distributions                                 -                      -                   -                -              -
                             ----------------------------------------------------------------------------------------------
Net realized
gains (losses)                            4,924                (21,258)            (44,979)          38,536        (96,525)
                             ----------------------------------------------------------------------------------------------
Net unrealized
appreciation (depreciation)
of investments:
 Beginning of period                     12,541                (30,649)            (57,789)         256,674       (421,277)
 End of period                           10,291                (27,748)            (16,974)        (741,959)      (760,293)
                             ----------------------------------------------------------------------------------------------
Change in net unrealized
 appreciation (depreciation)
 of investments                          (2,250)                 2,901              40,815         (998,633)      (339,016)
                             ----------------------------------------------------------------------------------------------
Increase (decrease) in
net assets from operations   $           14,424   $            (25,164)  $          15,491   $     (974,299)  $   (524,976)
                             ==============================================================================================

                                                                                       MTB Managed
                              Growth-Income       Growth and       Mid Cap Value    Allocation Fund -    Franklin Income
                                  Fund         Income Portfolio      Portfolio          Moderate         Securities Fund
                                (Class 2)         (Class VC)        (Class VC)          Growth II           (Class 2)
                             --------------------------------------------------------------------------------------------
Investment income:
 Dividends                   $      179,291   $          90,649   $          395   $            1,808   $        256,595
                             --------------------------------------------------------------------------------------------
Expenses:
 Charges for
 distribution, mortality
 and expense risk                  (167,760)           (180,757)          (1,680)              (1,697)           (66,520)
                             --------------------------------------------------------------------------------------------

 Net investment
 income (loss)                       11,531             (90,108)          (1,285)                 111            190,075
                             --------------------------------------------------------------------------------------------
Net realized gains
(losses) from
securities transactions            (264,963)           (219,858)          (4,394)              (1,502)            12,527
Realized gain
distributions                             -                   -                -                    -                  -
                             --------------------------------------------------------------------------------------------
Net realized
gains (losses)                     (264,963)           (219,858)          (4,394)              (1,502)            12,527
                             --------------------------------------------------------------------------------------------
Net unrealized
appreciation (depreciation)
of investments:
 Beginning of period             (1,092,668)            (71,495)          35,900               11,174            321,986
 End of period                   (1,208,450)           (660,503)          33,031                5,291            144,534
                             --------------------------------------------------------------------------------------------
Change in net unrealized
 appreciation (depreciation)
 of investments                    (115,782)           (589,008)          (2,869)              (5,883)          (177,452)
                             --------------------------------------------------------------------------------------------
Increase (decrease) in
 net assets from operations  $     (369,214)  $        (898,974)  $       (8,548)  $           (7,274)  $         25,150
                             =============================================================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                            STATEMENTS OF OPERATIONS
                                   FOR THE YEAR ENDED
                                    DECEMBER 31, 2011
                                      (continued)

                                     Franklin
                                   Templeton VIP
                                  Founding Funds         Allocation        Allocation Growth        Allocation
                                  Allocation Fund    Balanced Portfolio        Portfolio        Moderate Portfolio
                                     (Class 2)           (Class 3)             (Class 3)            (Class 3)
                                 ---------------------------------------------------------------------------------
Investment income:
 Dividends                       $            466   $            50,572   $           10,993   $            65,077
                                 ---------------------------------------------------------------------------------
Expenses:
 Charges for distribution,
 mortality and expense risk               (47,920)              (45,863)             (13,053)              (64,667)
                                 ---------------------------------------------------------------------------------

Net investment income (loss)              (47,454)                4,709               (2,060)                  410
                                 ---------------------------------------------------------------------------------

Net realized gains (losses)
from securities transactions                7,805                 4,623                3,343                 9,514
Realized gain distributions                     -                     -                    -                     -
                                 ---------------------------------------------------------------------------------

Net realized gains (losses)                 7,805                 4,623                3,343                 9,514
                                 ---------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments:
Beginning of period                       293,891                34,229               26,304                45,053
                                 ---------------------------------------------------------------------------------
End of period                             240,976               (19,219)             (93,639)             (260,110)
                                 ---------------------------------------------------------------------------------

Change in net unrealized
appreciation (depreciation)
of investments                            (52,915)              (53,448)            (119,943)             (305,163)
                                 ---------------------------------------------------------------------------------

Increase (decrease) in net
assets from operations           $        (92,564)  $           (44,116)  $         (118,660)  $          (295,239)
                                 =================================================================================
                                    Allocation
                                  Moderate Growth    Real Return
                                     Portfolio        Portfolio
                                     (Class 3)        (Class 3)
                                 --------------------------------
Investment income:
 Dividends                       $         43,540   $          -
                                 --------------------------------
Expenses:
 Charges for distribution,
 mortality and expense risk               (40,618)       (80,486)
                                 --------------------------------

Net investment income (loss)                2,922        (80,486)
                                 --------------------------------

Net realized gains (losses)
from securities transactions                9,061         44,688
Realized gain distributions                     -              -
                                 --------------------------------

Net realized gains (losses)                 9,061         44,688
                                 --------------------------------

Net unrealized appreciation
(depreciation) of investments:
 Beginning of period                       39,213        (19,898)
 End of period                           (212,849)       219,020
                                 --------------------------------

Change in net unrealized
 appreciation (depreciation)
 of investments                          (252,062)       238,918
                                 --------------------------------
Increase (decrease) in net
 assets from operations          $       (240,079)  $    203,120
                                 ================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)

                                                                                          Government and
                                                                  Asset         Capital       Quality                      Natural
                                                               Allocation    Appreciation       Bond         Growth       Resources
                                                                Portfolio      Portfolio     Portfolio      Portfolio     Portfolio
                                                                (Class 1)      (Class 1)     (Class 1)      (Class 1)     (Class 1)
                                                              ----------------------------------------------------------------------
INCREASE (DECREASE)  IN NET ASSETS:
From operations:
 Net investment income (loss)                                 $    50,900   $    (155,719)  $    96,606   $   (37,254)  $   (33,445)

 Net realized gains (losses)                                      (69,007)        240,408        63,615      (425,127)      119,762
 Change in net unrealized appreciation
 (depreciation) of investments                                      5,521        (815,818)      161,946       123,858      (912,495)
                                                              ----------------------------------------------------------------------
  Increase (decrease) in net assets from operations               (12,586)       (731,129)      322,167      (338,523)     (826,178)
                                                              ----------------------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                                       7,594          27,700        15,967        16,777         1,058
 Cost of units redeemed                                          (665,870)     (1,562,959)   (1,194,912)     (847,377)     (432,263)
 Net transfers                                                    (13,044)       (198,687)     (143,358)     (205,392)   (1,087,142)
 Contract maintenance charge                                       (1,607)         (3,978)       (2,146)       (1,862)         (852)
                                                              ----------------------------------------------------------------------
  Increase (decrease) in net assets from capital
   transactions                                                  (672,927)     (1,737,924)   (1,324,449)   (1,037,854)   (1,519,199)
                                                              ----------------------------------------------------------------------

Increase (decrease)in net assets                                 (685,513)     (2,469,053)   (1,002,282)   (1,376,377)   (2,345,377)
Net assets at beginning of period                               4,621,742      10,923,513     6,688,777     5,308,109     4,789,715
                                                              ----------------------------------------------------------------------
Net assets At end of period                                   $ 3,936,229   $   8,454,460   $ 5,686,495   $ 3,931,732   $ 2,444,338
                                                              ======================================================================

ANALYSIS OF INCREASE (DECREASE)
IN UNITS OUTSTANDING:
 Units sold                                                           269             575           799           528            18
 Units redeemed                                                   (23,923)        (28,915)      (58,782)      (25,906)       (7,634)
 Units transferred                                                   (295)         (3,872)       (7,075)       (5,958)      (20,795)
                                                              ----------------------------------------------------------------------
Increase (decrease) in units outstanding                          (23,949)        (32,212)      (65,058)      (31,336)      (28,411)
Beginning units                                                   167,038         208,358       335,382       158,514        81,131
                                                              ----------------------------------------------------------------------
Ending units                                                      143,089         176,146       270,324       127,178        52,720
                                                              ======================================================================

                                                                                           Government and
                                                                  Asset         Capital        Quality                     Natural
                                                               Allocation    Appreciation       Bond          Growth      Resources
                                                                Portfolio      Portfolio      Portfolio     Portfolio     Portfolio
                                                                (Class 3)      (Class 3)      (Class 3)     (Class 3)     (Class 3)
                                                              ----------------------------------------------------------------------
INCREASE (DECREASE)  IN NET ASSETS:
From operations:
 Net investment income (loss)                                 $    30,753   $    (285,441)  $   439,311   $   (76,069)  $   (95,552)

 Net realized gains (losses)                                      (34,199)         89,116       340,905      (377,903)    1,084,028
 Change in net unrealized appreciation
 (depreciation) of investments                                    (22,730)     (1,389,371)      779,945       (75,055)   (2,825,349)
                                                              ----------------------------------------------------------------------
  Increase (decrease) in net assets from operations               (26,176)     (1,585,696)    1,560,161      (529,027)   (1,836,873)
                                                              ----------------------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                                     209,827       1,760,100     2,892,157        71,815       462,278
 Cost of units redeemed                                          (597,370)     (1,745,115)   (2,906,246)     (694,649)     (621,169)
 Net transfers                                                    375,157         574,380      (970,790)      (72,944)       78,175
 Contract maintenance charge                                         (446)         (2,560)       (3,669)       (1,044)       (2,529)
                                                              ----------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  transactions                                                    (12,832)        586,805      (988,548)     (696,822)      (83,245)
                                                              ----------------------------------------------------------------------

Increase (decrease)in net assets                                  (39,008)       (998,891)      571,613    (1,225,849)   (1,920,118)
Net assets at beginning of period                               2,954,106      18,656,195    30,088,192     7,439,278     8,758,603
                                                              ----------------------------------------------------------------------
Net assets At end of period                                   $ 2,915,098   $  17,657,304   $30,659,805   $ 6,213,429   $ 6,838,485
                                                              ======================================================================

ANALYSIS OF INCREASE (DECREASE)
IN UNITS OUTSTANDING:
 Units sold                                                        17,289         112,704       225,511         5,283        32,343
 Units redeemed                                                   (24,324)        (46,007)     (151,483)      (22,448)      (12,481)
 Units transferred                                                 15,786          42,109       (31,359)          266         3,580
                                                              ----------------------------------------------------------------------
Increase (decrease) in units outstanding                            8,751         108,806        42,669       (16,899)       23,442
Beginning units                                                   112,788         462,104     1,623,236       240,347       171,249
                                                              ----------------------------------------------------------------------
Ending units                                                      121,539         570,910     1,665,905       223,448       194,691
                                                              ======================================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)

                                           Aggressive      Alliance                   Blue Chip      Capital
                                             Growth         Growth       Balanced      Growth        Growth
                                           Portfolio      Portfolio     Portfolio     Portfolio     Portfolio
                                            (Class 1)     (Class 1)      (Class 1)    (Class 1)     (Class 1)
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)              $   (28,692)  $  (102,388)  $    5,857   $   (9,162)  $   (6,481)
 Net realized gains (losses)                   (83,406)     (246,537)     (43,496)     (15,298)     (16,440)
 Change in net unrealized appreciation
 (depreciation) of investments                  48,951        25,408       65,007      (12,818)       7,536
                                           -------------------------------------------------------------------
  Increase (decrease) in net
  assets from operations                       (63,147)     (323,517)      27,368      (37,278)     (15,385)
                                            ------------------------------------------------------------------
From capital transactions:
 Net proceeds from units sold                   13,904        34,530        3,243        1,738          879
 Cost of units redeemed                       (209,152)   (1,554,509)    (546,298)    (219,161)    (115,551)
 Net transfers                                  43,789      (181,353)    (226,365)     (16,329)      19,088
 Contract maintenance charge                    (1,246)       (5,576)      (1,787)        (347)        (153)
                                           -------------------------------------------------------------------
  Increase (decrease) in net assets
  from capital transactions                   (152,705)   (1,706,908)    (771,207)    (234,099)     (95,737)
                                           -------------------------------------------------------------------
Increase (decrease) in net assets             (215,852)   (2,030,425)    (743,839)    (271,377)    (111,122)
Net assets at beginning of period            1,982,324    10,600,856    3,671,768      815,508      444,458
                                           -------------------------------------------------------------------
Net assets at end of period                $ 1,766,472   $ 8,570,431   $2,927,929   $  544,131   $  333,336
                                           ===================================================================
ANALYSIS OF INCREASE (DECREASE)
IN UNITS OUTSTANDING:
 Units sold                                      1,063         1,090          192          279          116
 Units redeemed                                (15,968)      (46,948)     (32,242)     (33,490)     (15,962)
 Units transferred                               3,422        (5,568)     (13,712)      (2,734)       2,331
                                           -------------------------------------------------------------------
Increase (decrease) in units outstanding       (11,483)      (51,426)     (45,762)     (35,945)     (13,515)
Beginning units                                149,133       321,763      219,622      127,188       59,148
                                           -------------------------------------------------------------------
Ending units                                   137,650       270,337      173,860       91,243       45,633
                                           ===================================================================

                                               Cash      Corporate   Davis Venture     "Dogs" of      Emerging
                                            Management      Bond         Value      Wall Street      Markets
                                            Portfolio     Portfolio    Portfolio      Portfolio    Portfolio
                                            (Class 1)     (Class 1)    (Class 1)      (Class 1)     (Class 1)
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)              $   (63,436)  $  199,895   $   (44,578)  $      7,604   $   (32,590)
 Net realized gains (losses)                   (62,790)     224,321       216,811       (117,204)      (94,153)
 Change in net unrealized appreciation
  (depreciation) of investments                 51,291     (214,640)   (1,108,164)       221,290      (837,560)
                                           --------------------------------------------------------------------
  Increase (decrease) in net
  assets from operations                       (74,935)     209,576      (935,931)       111,690      (964,303)
                                           ---------------------------------------------------------------------
From capital transactions:
 Net proceeds from units sold                   32,109        6,992       105,367              -        13,122
 Cost of units redeemed                     (1,434,489)    (743,322)   (2,650,713)      (248,075)     (444,262)
 Net transfers                                 472,689      (96,050)     (445,673)       (17,328)     (389,148)
 Contract maintenance charge                    (2,048)      (1,115)       (6,988)          (466)         (947)
                                           -------------------------------------------------------------------
  Increase (decrease) in net assets
  from capital transactions                   (931,739)    (833,495)   (2,998,007)      (265,869)     (821,235)
                                           -------------------------------------------------------------------
Increase (decrease) in net assets           (1,006,674)    (623,919)   (3,933,938)      (154,179)   (1,785,538)
Net assets at beginning of period            4,460,124    4,706,128    19,240,382      1,261,303     4,081,928
                                           -------------------------------------------------------------------
Net assets at end of period                $ 3,453,450   $4,082,209   $15,306,444   $  1,107,124   $ 2,296,390
                                           ===================================================================
ANALYSIS OF INCREASE (DECREASE)
IN UNITS OUTSTANDING:
 Units sold                                      2,444          281         3,097              -           753
 Units redeemed                               (108,858)     (30,286)      (74,091)       (19,331)      (21,514)
 Units transferred                              35,446       (3,960)      (12,838)        (1,912)      (19,140)
                                           -------------------------------------------------------------------
Increase (decrease) in units outstanding       (70,968)     (33,965)      (83,832)       (21,243)      (39,901)
Beginning units                                335,271      197,070       535,366        101,592       175,647
                                           -------------------------------------------------------------------
Ending units                                   264,303      163,105       451,534         80,349       135,746
                                           ===================================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)

                                               Equity         Fundamental     Global       Global         Growth
                                            Opportunities       Growth         Bond       Equities    Opportunities
                                              Portfolio        Portfolio    Portfolio    Portfolio       Portfolio
                                              (Class 1)        (Class 1)    (Class 1)    (Class 1)       (Class 1)
                                           ---------------------------------------------------------------------------
INCREASE (DECREASE)IN NET ASSETS:
From operations:
 Net investment income (loss)              $      (23,151)  $    (40,670)  $   15,231   $  (13,414)  $       (7,119)

 Net realized gains (losses)                     (238,395)      (112,456)      18,608      (36,177)          16,803
 Change in net unrealized appreciation
 (depreciation) of investments                    222,008        (23,064)      60,449     (194,576)         (38,481)
                                           ---------------------------------------------------------------------------

  Increase (decrease) in net assets
  from operations                                 (39,538)      (176,190)      94,288     (244,167)         (28,797)
                                           ---------------------------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                         560          3,281          569        2,352              494
 Cost of units redeemed                          (332,762)      (360,966)    (547,881)    (312,324)        (104,440)
 Net transfers                                   (174,543)       (42,274)     (21,790)    (162,034)         (12,089)
 Contract maintenance charge                         (829)        (1,652)        (530)        (985)            (215)
                                           ---------------------------------------------------------------------------
  Increase (decrease) in net assets
  from capital transactions                      (507,574)      (401,611)    (569,632)    (472,991)        (116,250)
                                           ---------------------------------------------------------------------------

Increase (decrease) in net assets                (547,112)      (577,801)    (475,344)    (717,158)        (145,047)
Net assets at beginning of period               2,662,042      2,890,226    2,481,099    2,396,953          498,327
                                           ---------------------------------------------------------------------------
Net assets at end of period                $    2,114,930   $  2,312,425   $2,005,755   $1,679,795   $      353,280
                                           ===========================================================================

ANALYSIS OF INCREASE (DECREASE)
 IN UNITS OUTSTANDING:
 Units sold                                            30            178           25          129               76
 Units redeemed                                   (18,046)       (20,279)     (23,354)     (15,478)         (18,541)
 Units transferred                                 (9,387)        (2,362)      (1,047)      (7,937)          (2,948)
                                           ---------------------------------------------------------------------------
Increase (decrease) in units outstanding          (27,403)       (22,463)     (24,376)     (23,286)         (21,413)
Beginning units                                   142,356        159,810      108,917      113,022           81,488
                                           ---------------------------------------------------------------------------
Ending units                                      114,953        137,347       84,541       89,736           60,075
                                           ===========================================================================

                                                                                                               MFS
                                                                         International   International    Massachusetts
                                              Growth-      High-Yield     Diversified      Growth and       Investors
                                               Income         Bond          Equities         Income           Trust
                                             Portfolio      Portfolio      Portfolio       Portfolio        Portfolio
                                             (Class 1)      (Class 1)      (Class 1)       (Class 1)        (Class 1ty)
                                           ----------------------------------------------------------------------------
 INCREASE (DECREASE)IN NET ASSETS:
 From operations:
  Net investment income (loss)             $   (43,818)  $   243,852   $       18,937   $       38,262   $      (26,366)

  Net realized gains (losses)                 (243,257)      362,006          (18,985)        (554,136)         117,078
  Change in net unrealized appreciation
  (depreciation) of investments                754,604      (444,345)        (490,083)         113,496         (173,556)
                                           ----------------------------------------------------------------------------
   Increase (decrease) in net assets
   from operations                             467,529       161,513         (490,131)        (402,378)         (82,844)
                                           ----------------------------------------------------------------------------

 From capital transactions:
  Net proceeds from units sold                   4,466         6,271            6,676            6,257            3,613
  Cost of units redeemed                    (1,153,151)     (674,410)        (455,000)        (468,400)        (660,618)
  Net transfers                               (155,650)      (39,714)         201,571          (20,493)          (9,265)
  Contract maintenance charge                   (3,727)       (1,392)          (1,004)          (1,078)          (1,171)
                                           ----------------------------------------------------------------------------
    Increase (decrease) in net assets
    from capital transactions               (1,308,062)     (709,245)        (247,757)        (483,714)        (667,441)
                                           ----------------------------------------------------------------------------

Increase (decrease) in net assets             (840,533)     (547,732)        (737,888)        (886,092)        (750,285)
Net assets at beginning of period            7,545,147     4,944,132        3,211,131        3,008,942        3,423,158
                                           ----------------------------------------------------------------------------
Net assets at end of period                $ 6,704,614   $ 4,396,400   $    2,473,243   $    2,122,850   $    2,672,873
                                           ============================================================================
ANALYSIS OF INCREASE (DECREASE)
 IN UNITS OUTSTANDING:

 Units sold                                        161           275              547              528              154
 Units redeemed                                (41,246)      (29,421)         (35,819)         (34,729)         (27,878)
 Units transferred                              (5,583)         (745)          15,093           (1,830)            (485)
                                           ----------------------------------------------------------------------------
Increase (decrease) in units outstanding       (46,668)      (29,891)         (20,179)         (36,031)         (28,209)
Beginning units                                279,243       222,731          239,473          213,130          147,097
                                           ----------------------------------------------------------------------------
Ending units                                   232,575       192,840          219,294          177,099          118,888
                                           ============================================================================


    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)

                                             MFS Total      Mid-Cap                                   Telecom
                                               Return       Growth      Real Estate    Technology     Utility
                                             Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                             (Class 1)     (Class 1)     (Class 1)     (Class 1)     (Class 1)
                                           ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)              $    65,613   $  (36,160)  $    (11,056)  $    (4,219)  $    8,042

 Net realized gains (losses)                   (87,279)      49,229       (433,404)       (3,634)       2,886

 Change in net unrealized
 appreciation (depreciation)
 of investments                                 79,633     (152,150)       568,951       (13,597)      32,719
                                           ---------------------------------------------------------------------
 Increase (decrease) in net
 assets from operations                         57,967     (139,081)       124,491       (21,450)      43,647
                                           ---------------------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                   20,820       12,952             75           158        1,650
 Cost of units redeemed                     (1,596,483)    (472,531)      (272,540)      (58,208)    (181,535)
 Net transfers                                (325,790)     (99,822)      (180,775)       11,494       46,888
 Contract maintenance charge                    (2,526)        (906)          (629)         (108)        (432)
                                           ---------------------------------------------------------------------
  Increase (decrease) in net assets
  from capital transactions                 (1,903,979)    (560,307)      (453,869)      (46,664)    (133,429)
                                           ---------------------------------------------------------------------

Increase (decrease) in net assets           (1,846,012)    (699,388)      (329,378)      (68,114)     (89,782)
Net assets at beginning of period            7,542,641    2,643,570      2,032,726       299,442    1,023,673
                                           ---------------------------------------------------------------------
Net assets at end of period                $ 5,696,629   $1,944,182   $  1,703,348   $   231,328   $  933,891
                                           =====================================================================

ANALYSIS OF INCREASE (DECREASE)
 IN UNITS OUTSTANDING:
 Units sold                                        736        1,137              3            73           99
 Units redeemed                                (55,949)     (38,736)       (11,670)      (24,494)     (10,832)
 Units transferred                             (11,455)      (7,360)        (7,846)        3,411        2,632
                                           ---------------------------------------------------------------------
Increase (decrease) in units outstanding       (66,668)     (44,959)       (19,513)      (21,010)      (8,101)
Beginning units                                269,183      217,968         91,472       122,750       63,117
                                           ---------------------------------------------------------------------
Ending units                                   202,515      173,009         71,959       101,740       55,016
                                           =====================================================================

                                                                                      American       American
                                                                                        Funds         Funds
                                               Total                                    Asset         Global
                                              Return      Aggressive    Alliance     Allocation       Growth
                                               Bond         Growth       Growth         SAST           SAST
                                            Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                             (Class 1)    (Class 3)     (Class 3)     (Class 3)     (Class 3)
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)              $   (1,185)  $   (23,573)  $   (96,324)  $   (10,706)  $   (89,303)

 Net realized gains (losses)                  140,374       (65,641)      173,558       (10,264)          127

 Change in net unrealized
 appreciation (depreciation)
 of investments                               (36,189)       14,191      (337,370)        5,169    (1,425,752)
                                           -------------------------------------------------------------------
  Increase (decrease) in net
  assets from operations                      103,000       (75,023)     (260,136)      (15,801)   (1,514,928)
                                           -------------------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                   1,616       488,591       154,534       175,533     4,031,764
 Cost of units redeemed                      (390,593)     (138,062)     (941,110)      (62,322)     (494,994)
 Net transfers                               (169,315)      111,608      (152,401)    1,094,261     2,696,003
 Contract maintenance charge                     (785)         (239)       (1,154)         (259)       (1,147)
                                           -------------------------------------------------------------------
  Increase (decrease) in net assets
  from capital transactions                  (559,077)      461,898      (940,131)    1,207,213     6,231,626
                                           -------------------------------------------------------------------

Increase (decrease) in net assets            (456,077)      386,875    (1,200,267)    1,191,412     4,716,698
Net assets at beginning of period           2,654,724     1,360,440     7,706,835     2,549,027    10,474,017
                                           -------------------------------------------------------------------
Net assets at end of period                $2,198,647   $ 1,747,315   $ 6,506,568   $ 3,740,439   $15,190,715
                                           ===================================================================

ANALYSIS OF INCREASE (DECREASE)
 IN UNITS OUTSTANDING:
 Units sold                                        62        52,298        14,918        17,292       363,368
 Units redeemed                               (14,448)      (10,663)      (30,127)       (6,202)      (46,026)
 Units transferred                             (6,591)        7,713        (5,792)      108,049       260,135
                                           -------------------------------------------------------------------
Increase (decrease) in units outstanding      (20,977)       49,348       (21,001)      119,139       577,477
Beginning units                               100,163       106,400       252,380       250,490       933,887
                                           -------------------------------------------------------------------
Ending units                                   79,186       155,748       231,379       369,629     1,511,364
                                           ===================================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)

                                                          American
                                             American       Funds
                                              Funds        Growth-
                                              Growth       Income                   Blue Chip      Capital
                                               SAST         SAST        Balanced     Growth        Growth
                                            Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                                            (Class 3)     (Class 3)    (Class 3)    (Class 3)     (Class 3)
                                           ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)              $  (119,166)  $  (50,754)  $    3,629   $  (44,635)  $  (42,790)

 Net realized gains (losses)                   (92,385)    (158,265)       7,237       44,286      (62,705)

 Change in net unrealized
 appreciation (depreciation)
 of investments                               (416,658)    (116,215)       6,697     (216,584)      24,856
                                           ------------------------------------------------------------------
  Increase (decrease) in net
  assets from operations                      (628,209)    (325,234)      17,563     (216,933)     (80,639)
                                           ------------------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                1,706,441      702,211      217,272      829,559        4,500
 Cost of units redeemed                       (365,594)    (315,531)    (154,547)    (286,175)    (225,891)
 Net transfers                               1,018,424      471,134      311,977      505,325     (103,182)
 Contract maintenance charge                    (1,057)      (1,114)        (335)        (428)        (327)
                                           ------------------------------------------------------------------
  Increase (decrease) in net
  assets from capital transactions           2,358,214      856,700      374,367    1,048,281     (324,900)
                                           ------------------------------------------------------------------

Increase (decrease) in net assets            1,730,005      531,466      391,930      831,348     (405,539)
Net assets at beginning of period            8,634,546    8,579,915    1,097,844    2,418,348    2,849,462
                                           ------------------------------------------------------------------
Net assets at end of period                $10,364,551   $9,111,381   $1,489,774   $3,249,696   $2,443,923
                                           ==================================================================

ANALYSIS OF INCREASE (DECREASE)
IN UNITS OUTSTANDING:
 Units sold                                    166,789       75,683       20,678       90,835          633
 Units redeemed                                (35,757)     (34,343)      (9,531)     (43,258)     (31,259)
 Units transferred                             103,678       51,591       21,763       65,139      (13,873)
                                           ------------------------------------------------------------------
Increase (decrease) in units outstanding       234,710       92,931       32,910      112,716      (44,499)
Beginning units                                841,974      919,889       70,391      362,712      383,669
                                           ------------------------------------------------------------------
Ending units                                 1,076,684    1,012,820      103,301      475,428      339,170
                                           ==================================================================
                                                                           Davis
                                               Cash        Corporate      Venture       "Dogs" of      Emerging
                                            Management       Bond          Value       Wall Street     Markets
                                             Portfolio     Portfolio     Portfolio      Portfolio     Portfolio
                                             (Class 3)     (Class 3)     (Class 3)      (Class 3)     (Class 3)
                                           ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)              $  (120,962)  $ 1,189,376   $   (93,921)  $      8,957   $  (100,811)

 Net realized gains (losses)                   (96,675)      763,713      (675,224)      (114,683)      579,877

 Change in net unrealized
 appreciation (depreciation)
 of investments                                 55,496      (868,850)     (540,814)       244,336    (3,017,850)
                                           ---------------------------------------------------------------------
  Increase (decrease) in net
  assets from operations                      (162,141)    1,084,239    (1,309,959)       138,610    (2,538,784)
                                           ---------------------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                  526,955     4,219,003     2,426,406        250,130       704,691
 Cost of units redeemed                     (1,748,546)   (2,195,486)   (2,013,292)      (194,174)     (988,978)
 Net transfers                               1,080,897        81,405       269,056        184,833     1,254,585
 Contract maintenance charge                      (957)       (2,908)       (3,133)          (278)       (1,292)
                                           ---------------------------------------------------------------------
  Increase (decrease) in net
  assets from capital transactions            (141,651)    2,102,014       679,037        240,511       969,006
                                           ---------------------------------------------------------------------

Increase (decrease) in net assets             (303,792)    3,186,253      (630,922)       379,121    (1,569,778)
Net assets at beginning of period            8,292,521    23,678,761    22,892,016      1,212,786     9,266,456
                                           ---------------------------------------------------------------------
Net assets at end of period                $ 7,988,729   $26,865,014   $22,261,094   $  1,591,907   $ 7,696,678
                                           =====================================================================

ANALYSIS OF INCREASE (DECREASE)
IN UNITS OUTSTANDING:
 Units sold                                     52,007       282,154       219,275         22,208        51,457
 Units redeemed                               (145,306)      (97,438)      (68,956)       (15,482)      (48,705)
 Units transferred                             100,214        27,319        43,277         15,201        84,346
                                           ---------------------------------------------------------------------
Increase (decrease) in units outstanding         6,915       212,035       193,596         21,927        87,098
Beginning units                                642,929     1,091,023       771,070        101,208       422,559
                                           ---------------------------------------------------------------------
Ending units                                   649,844     1,303,058       964,666        123,135       509,657

                                           =====================================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)

                                                Equity         Foreign     Fundamental      Global       Global
                                            Opportunities       Value        Growth          Bond       Equities
                                              Portfolio      Portfolio      Portfolio      Portfolio    Portfolio
                                              (Class 3)       (Class 3)     (Class 3)      (Class 3)    (Class 3)
                                           ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)              $      (14,754)  $    10,000   $    (69,567)  $   49,559   $  (16,676)

 Net realized gains (losses)                      (81,826)     (342,227)       (59,299)     188,496     (145,905)

 Change in net unrealized
 appreciation (depreciation) of
 investments                                       73,701    (2,677,967)      (173,998)      23,353      (56,638)
                                           ------------------------------------------------------------------------
  Increase (decrease) in net assets
  from operations                                 (22,879)   (3,010,194)      (302,864)     261,408     (219,219)
                                           ------------------------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                      14,625     4,589,609         90,270    1,486,560      191,775
 Cost of units redeemed                          (125,890)   (1,452,890)      (286,031)    (720,186)    (139,185)
 Net transfers                                   (107,251)    2,946,700         (6,112)     358,445     (382,070)
 Contract maintenance charge                         (210)       (2,572)          (432)        (811)        (343)
                                           ------------------------------------------------------------------------
  Increase (decrease) in net assets
  from capital transactions                      (218,726)    6,080,847       (202,305)   1,124,008     (329,823)
                                           ------------------------------------------------------------------------

Increase (decrease) in net assets                (241,605)    3,070,653       (505,169)   1,385,416     (549,042)
Net assets at beginning of period               1,345,023    19,729,242      4,526,957    6,615,229    2,228,858
                                           ------------------------------------------------------------------------
Net assets at end of period                $    1,103,418   $22,799,895   $  4,021,788   $8,000,645   $1,679,816
                                           ========================================================================

ANALYSIS OF INCREASE(DECREASE)
IN UNITS OUTSTANDING:
 Units sold                                         1,367       444,123          8,182      108,045       20,749
 Units redeemed                                    (7,165)      (97,892)       (17,195)     (33,896)      (7,330)
 Units transferred                                 (5,872)      296,903          1,225       22,338      (15,232)
                                           ------------------------------------------------------------------------
 Increase (decrease) in units
  outstanding                                     (11,670)      643,134         (7,788)      96,487       (1,813)
 Beginning units                                   75,916     1,291,691        275,046      321,561      114,635
                                           ------------------------------------------------------------------------
 Ending units                                      64,246     1,934,825        267,258      418,048      112,822
                                           ========================================================================

                                                                                      International    International
                                                Growth        Growth-    High-Yield     Diversified      Growth and
                                            Opportunities      Income       Bond         Equities          Income
                                              Portfolio      Portfolio    Portfolio      Portfolio        Portfolio
                                              (Class 3)      (Class 3)    (Class 3)      (Class 3)        (Class 3)
                                           ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)              $     (102,339)  $   (4,957)  $   281,403   $       39,469   $      164,520

 Net realized gains (losses)                      137,196      (33,312)     (185,091)         (28,220)      (1,136,943)

 Change in net unrealized
 appreciation (depreciation)
 of investments                                  (292,531)     140,545           529       (1,707,327)        (805,689)
                                           ----------------------------------------------------------------------------
  Increase (decrease) in net
  assets from operations                         (257,674)     102,276        96,841       (1,696,078)      (1,778,112)
                                           ----------------------------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                   1,800,708    1,233,138       502,642          136,424          222,944
 Cost of units redeemed                          (467,525)    (134,857)     (528,725)      (1,096,413)        (884,831)
 Net transfers                                    854,401       41,355      (377,991)         427,942          666,755
 Contract maintenance charge                         (578)        (177)         (626)          (1,657)          (1,318)
                                           ----------------------------------------------------------------------------
  Increase (decrease) in net
  assets from capital transactions              2,187,006    1,139,459      (404,700)        (533,704)           3,550
                                           ----------------------------------------------------------------------------

Increase (decrease) in net assets               1,929,332    1,241,735      (307,859)      (2,229,782)      (1,774,562)
Net assets at beginning of period               5,449,232      662,769     4,124,754       11,510,610       12,654,748
                                           ----------------------------------------------------------------------------
Net assets at end of period                $    7,378,564   $1,904,504   $ 3,816,895   $    9,280,828   $   10,880,186
                                           ============================================================================

ANALYSIS OF INCREASE(DECREASE)
IN UNITS OUTSTANDING:
 Units sold                                       184,906      129,087        42,032           13,431           28,017
 Units redeemed                                   (72,628)      (5,813)      (25,121)         (86,691)         (67,659)
 Units transferred                                111,545       15,704       (11,390)          42,365           65,838
                                           ----------------------------------------------------------------------------
Increase (decrease) in units outstanding          223,823      138,978         5,521          (30,895)          26,196
 Beginning units                                  849,981       27,663       208,345          889,559          963,613
                                           ----------------------------------------------------------------------------
 Ending units                                   1,073,804      166,641       213,866          858,664          989,809
                                           ============================================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                        STATEMENTS OF CHANGES IN ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)

                                              Marsico          MFS
                                              Focused     Massachusetts        MFS         Mid-Cap                  Small & Mid
                                              Growth        Investors      Total Return    Growth     Real Estate    Cap Value
                                             Portfolio   Trust Portfolio    Portfolio     Portfolio    Portfolio     Portfolio
                                             (Class 3)      (Class 3)       (Class 3)     (Class 3)    (Class 3)     (Class 3)
                                            ----------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
  Net investment income (loss)              $  (44,736) $        (93,523) $      89,280  $  (87,503) $    (83,272) $   (302,607)

  Net realized gains (losses)                  (97,913)          131,319       (178,818)    164,914      (580,664)      (31,130)

  Change in net unrealized
  appreciation (depreciation)
  of investments                                56,727          (391,775)       111,953    (472,811)    1,333,591    (1,576,212)
                                            ------------------------------------------------------------------------------------
    Increase (decrease) in
    net assets from operations                 (85,922)         (353,979)        22,415    (395,400)      669,655    (1,909,949)
                                            ------------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold                 845,048         2,725,256        403,322     735,886     1,799,692     3,644,485
  Cost of units redeemed                      (273,948)         (448,262)      (829,750)   (395,639)     (836,532)   (1,485,271)
  Net transfers                                162,618           919,526        167,440     133,295       (48,668)    1,109,048
  Contract maintenance charge                     (359)             (739)        (1,676)       (674)       (1,433)       (2,550)
                                            ------------------------------------------------------------------------------------
    Increase (decrease) in net
    assets from capital transactions           733,359         3,195,781       (260,664)    472,868       913,059     3,265,712
                                            ------------------------------------------------------------------------------------

Increase (decrease) in net assets              647,437         2,841,802       (238,249)     77,468     1,582,714     1,355,763
Net assets at beginning of period            2,804,766         7,674,548      9,254,773   5,438,398    10,172,626    20,283,172
                                            ------------------------------------------------------------------------------------
Net assets at end of period                 $3,452,203  $     10,516,350  $   9,016,524  $5,515,866  $ 11,755,340  $ 21,638,935
                                            ====================================================================================
ANALYSIS OF
  INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                    79,142           232,190         37,120      62,112       188,387       289,785
  Units redeemed                               (24,045)          (26,357)       (33,683)    (32,963)      (41,542)      (81,776)
  Units transferred                             16,440            76,250          9,050      15,725        23,574       102,896
                                            ------------------------------------------------------------------------------------
Increase (decrease) in
units outstanding                               71,537           282,083         12,487      44,874       170,419       310,905
Beginning units                                245,321           412,047        387,980     461,848       552,844     1,080,689
                                            ------------------------------------------------------------------------------------
Ending units                                   316,858           694,130        400,467     506,722       723,263     1,391,594
                                            ====================================================================================

                                                                                                  Total Return
                                                  Small Company    Technology   Telecom Utility       Bond
                                                 Value Portfolio   Portfolio       Portfolio       Portfolio
                                                    (Class 3)      (Class 3)       (Class 3)       (Class 3)
                                                ------------------ ----------- ----------------- ------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
Net investment income (loss)                    $       (101,909) $   (22,532) $          4,489  $     (45,379)

  Net realized gains (losses)                            123,524       (7,359)           (7,368)     1,023,938

  Change in net unrealized
  appreciation (depreciation)
  of investments                                        (316,834)     (59,119)           27,982         67,472
                                                ---------------------------------------------------------------
    Increase (decrease) in
    net assets from operations                          (295,219)     (89,010)           25,103      1,046,031
                                                ---------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold                         1,924,075       49,383            79,231      7,717,238
  Cost of units redeemed                                (396,979)    (198,154)          (45,660)    (1,331,479)
  Net transfers                                          463,715     (120,168)           10,395      3,035,824
  Contract maintenance charge                               (773)        (261)             (169)        (1,816)
                                                ---------------------------------------------------------------
    Increase (decrease) in net
    assets from capital transactions                   1,990,038     (269,200)           43,797      9,419,767
                                                ---------------------------------------------------------------

Increase (decrease) in net assets                      1,694,819     (358,210)           68,900     10,465,798
Net assets at beginning of period                      6,954,490    1,598,816           598,110     18,716,248
                                                ---------------------------------------------------------------
Net assets at end of period                     $      8,649,309  $ 1,240,606  $        667,010  $  29,182,046
                                                ===============================================================
ANALYSIS OF
  INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                             190,216       12,810             6,056        532,166
  Units redeemed                                         (41,428)     (82,344)           (2,858)       (62,198)
  Units transferred                                       56,469      (53,296)              696        181,340
                                                ---------------------------------------------------------------
Increase (decrease) in
units outstanding                                        205,257     (122,830)            3,894        651,308
Beginning units                                          706,486      672,158            38,776        867,507
                                                ---------------------------------------------------------------
Ending units                                             911,743      549,328            42,670      1,518,815
                                                ===============================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                        STATEMENTS OF CHANGES IN ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)

                                        Invesco Van                     Invesco Van
                                        Kampen V.I.      Invesco Van    Kampen V.I.    Diversified                    Government &
                                       Capital Growth    Kampen V.I.    Growth and    International   Equity Income   High Quality
                                            Fund        Comstock Fund   Income Fund      Account         Account      Bond Account
                                        (Series II)      (Series II)    (Series II)     (Class 2)       (Class 2)      (Class 2)
                                      --------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
  Net investment income (loss)        $       (15,452) $      (25,180) $   (100,689) $       (6,105) $       (9,416) $        (143)

  Net realized gains (losses)                  93,607         (73,391)     (178,666)        (35,203)        (45,611)            32

  Change in net unrealized
  appreciation (depreciation)
  of investments                             (153,239)       (290,769)     (524,861)        (12,221)         89,623            551
                                      ---------------------------------------------------------------------------------------------
    Increase (decrease) in
    net assets from operations                (75,084)       (389,340)     (804,216)        (53,529)         34,596            440
                                      ---------------------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold                 94,263       2,270,916     2,982,532           2,544           2,480              -
  Cost of units redeemed                     (150,279)       (818,416)   (1,594,293)        (48,231)       (209,053)        (1,539)
  Net transfers                               (48,898)        774,187       935,025          (2,321)         (4,165)            68
  Contract maintenance charge                     (65)         (1,171)       (2,591)            (93)           (206)            (9)
                                      ---------------------------------------------------------------------------------------------
    Increase (decrease) in
    net assets from
    capital transactions                     (104,979)      2,225,516     2,320,673         (48,101)       (210,944)        (1,480)
                                      ---------------------------------------------------------------------------------------------

Increase (decrease) in net assets            (180,063)      1,836,176     1,516,457        (101,630)       (176,348)        (1,040)
Net assets at beginning of period           1,075,228       9,859,429    21,272,406         476,248         915,078         10,904
                                      ---------------------------------------------------------------------------------------------
Net assets at end of period           $       895,165  $   11,695,605  $ 22,788,863  $      374,618  $      738,730  $       9,864
                                      =============================================================================================
ANALYSIS OF
INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                    8,150         224,740       280,611             375             252              -
  Units redeemed                              (13,732)        (68,361)     (118,040)         (7,345)        (21,856)          (200)
  Units transferred                            (4,861)         81,289        95,202            (328)           (292)             9
                                      ---------------------------------------------------------------------------------------------
Increase (decrease) in
units outstanding                             (10,443)        237,668       257,773          (7,298)        (21,896)          (191)
Beginning units                                99,273         818,598     1,571,696          74,288          99,118          1,425
                                      ---------------------------------------------------------------------------------------------
Ending units                                   88,830       1,056,266     1,829,469          66,990          77,222          1,234
                                      =============================================================================================

                                                           LargeCap    LargeCap    MidCap
                                                Income      Blend       Growth      Blend
                                               Account    Account II   Account     Account
                                              (Class 2)   (Class 2)   (Class 2)   (Class 2)
                                              ----------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
  Net investment income (loss)                $  (3,399) $    (1,238) $    (616) $  (25,275)

  Net realized gains (losses)                     3,120      (15,379)     5,082    (181,427)

  Change in net unrealized
  appreciation (depreciation)
  of investments                                 13,157       16,554     (4,920)    299,651
                                              ----------------------------------------------
    Increase (decrease) in
    net assets from operations                   12,878          (63)      (454)     92,949
                                              ----------------------------------------------

From capital transactions:
  Net proceeds from units sold                        -            -          -           -
  Cost of units redeemed                       (419,326)     (27,593)   (17,571)   (193,041)
  Net transfers                                 349,565           61      7,053    (131,715)
  Contract maintenance charge                       (32)         (34)       (13)       (943)
                                              ----------------------------------------------
    Increase (decrease) in
    net assets from
    capital transactions                        (69,793)     (27,566)   (10,531)   (325,699)
                                              ----------------------------------------------

Increase (decrease) in net assets               (56,915)     (27,629)   (10,985)   (232,750)
Net assets at beginning of period               304,723       96,483     44,359   1,594,264
                                              ----------------------------------------------
Net assets at end of period                   $ 247,808  $    68,854  $  33,374  $1,361,514
                                              ==============================================
ANALYSIS OF
INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                          -            -          -           -
  Units redeemed                                (47,786)      (4,165)    (2,412)    (17,966)
  Units transferred                              40,053           22      1,111     (12,911)
                                              ----------------------------------------------
Increase (decrease) in
units outstanding                                (7,733)      (4,143)    (1,301)    (30,877)
Beginning units                                  34,947       15,251      6,386     157,610
                                              ----------------------------------------------
Ending units                                     27,214       11,108      5,085     126,733
                                              ==============================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                        STATEMENTS OF CHANGES IN ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)

                                                                                                         SAM            SAM
                                         Money          Principal         Real Estate      SAM       Conservative   Conservative
                                         Market    Capital Appreciation   Securities     Balanced      Balanced        Growth
                                        Account          Account            Account     Portfolio     Portfolio      Portfolio
                                       (Class 2)        (Class 2)          (Class 2)    (Class 2)     (Class 2)      (Class 2)
                                       ------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
  Net investment income (loss)         $  (2,061) $              (5,597) $       (248) $    81,563  $       4,794  $       2,180

  Net realized gains (losses)                  -                  2,209          (136)    (102,428)        (8,980)      (109,074)

  Change in net unrealized
  appreciation (depreciation)
  of investments                               -                 (1,683)        1,804      (47,468)         6,634         93,484
                                       ------------------------------------------------------------------------------------------
    Increase (decrease) in
    net assets from operations            (2,061)                (5,071)        1,420      (68,333)         2,448        (13,410)
                                       ------------------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold                 -                      -             -          659              -              -
  Cost of units redeemed                    (748)               (56,463)          (59)    (748,586)       (95,118)      (237,421)
  Net transfers                          (94,886)                   147         7,053     (240,132)       (61,104)      (358,136)
  Contract maintenance charge                 (1)                   (46)          (25)      (2,857)          (294)          (514)
                                       ------------------------------------------------------------------------------------------
    Increase (decrease) in
    net assets from
    capital transactions                 (95,635)               (56,362)        6,969     (990,916)      (156,516)      (596,071)
                                       ------------------------------------------------------------------------------------------

Increase (decrease) in net assets        (97,696)               (61,433)        8,389   (1,059,249)      (154,068)      (609,481)
Net assets at beginning of period        205,000                380,064        11,504    9,490,958        367,503      1,511,685
                                       ------------------------------------------------------------------------------------------
Net assets at end of period            $ 107,304  $             318,631  $     19,893  $ 8,431,709  $     213,435  $     902,204
                                       ==========================================================================================
ANALYSIS OF
INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                   -                      -             -           70              -              -
  Units redeemed                            (130)                (4,536)           (5)     (72,021)       (12,032)       (23,360)
  Units transferred                      (16,181)                    12           405      (22,424)        (6,882)       (33,625)
Increase (decrease) in
units outstanding                        (16,311)                (4,524)          400      (94,375)       (18,914)       (56,985)
                                       ------------------------------------------------------------------------------------------
Beginning units                           35,128                 30,809           663      915,093         45,994        145,807
                                       ------------------------------------------------------------------------------------------
Ending units                              18,817                 26,285         1,063      820,718         27,080         88,822
                                       ==========================================================================================

                                                    SAM         SAM
                                                 Flexible    Strategic                        SmallCap
                                                  Income      Growth     Short-Term Income     Growth
                                                 Portfolio   Portfolio        Account        Account II
                                                 (Class 2)   (Class 2)       (Class 2)       (Class 2)
                                                --------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
  Net investment income (loss)                  $   14,914  $     (763) $             (599) $      (272)

  Net realized gains (losses)                      (21,288)       (533)                 55          241

  Change in net unrealized
  appreciation (depreciation)
  of investments                                    18,533      (9,054)                291          538
                                                --------------------------------------------------------
    Increase (decrease) in
    net assets from operations                      12,159     (10,350)               (253)         507
                                                --------------------------------------------------------

From capital transactions:
  Net proceeds from units sold                           -           -                   -            -
  Cost of units redeemed                          (166,697)     (2,640)               (856)      (1,452)
  Net transfers                                     (4,973)        722                   -       30,690
  Contract maintenance charge                         (295)        (33)                (59)         (18)
                                                --------------------------------------------------------
    Increase (decrease) in
    net assets from
    capital transactions                          (171,965)     (1,951)               (915)      29,220
                                                --------------------------------------------------------

Increase (decrease) in net assets                 (159,806)    (12,301)             (1,168)      29,727
Net assets at beginning of period                  799,210     285,182              43,105        7,336
                                                --------------------------------------------------------
Net assets at end of period                     $  639,404  $  272,881  $           41,937  $    37,063
                                                ========================================================
ANALYSIS OF
INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                             -           -                   -            -
  Units redeemed                                   (17,892)       (243)               (125)        (210)
  Units transferred                                   (556)         66                   -        5,237
                                                --------------------------------------------------------
Increase (decrease) in
units outstanding                                  (18,448)       (177)               (125)       5,027
Beginning units                                     83,668      25,876               5,895        1,133
                                                --------------------------------------------------------
Ending units                                        65,220      25,699               5,770        6,160
                                                ========================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                        STATEMENTS OF CHANGES IN ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)

                                                          Columbia
                                           Columbia       Variable
                                           Variable       Portfolio
                                           Portfolio      - Marsico       Asset
                                            - High         Focused      Allocation     Global        Growth       Growth-
                                          Income Fund   Equities Fund      Fund      Growth Fund      Fund      Income Fund
                                           (Class 1)      (Class 1)     (Class 2)     (Class 2)    (Class 2)     (Class 2)
                                         -----------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
  Net investment income (loss)           $     11,750  $       (6,807) $    19,655  $    (14,202) $   (89,435) $     11,531

  Net realized gains (losses)                   4,924         (21,258)     (44,979)       38,536      (96,525)     (264,963)

  Change in net unrealized
  appreciation (depreciation)
  of investments                               (2,250)          2,901       40,815      (998,633)    (339,016)     (115,782)
                                         -----------------------------------------------------------------------------------
    Increase (decrease) in
    net assets from operations                 14,424         (25,164)      15,491      (974,299)    (524,976)     (369,214)
                                         -----------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold                 11,935          11,995       27,084       197,980       65,355        62,204
  Cost of units redeemed                      (37,913)        (73,600)    (262,238)   (1,191,791)  (1,471,419)   (1,398,089)
  Net transfers                               (96,527)         70,506       (8,372)      (92,659)    (274,918)     (187,565)
  Contract maintenance charge                     (61)           (132)        (399)       (1,586)      (1,608)       (1,721)
                                         -----------------------------------------------------------------------------------
    Increase (decrease) in
    net assets from
    capital transactions                     (122,566)          8,769     (243,925)   (1,088,056)  (1,682,590)   (1,525,171)
                                         -----------------------------------------------------------------------------------

Increase (decrease) in net assets            (108,142)        (16,395)    (228,434)   (2,062,355)  (2,207,566)   (1,894,385)
Net assets at beginning of period             321,620         573,654    2,106,807    10,692,807   11,489,423    12,783,276
                                         -----------------------------------------------------------------------------------
Net assets at end of period              $    213,478  $      557,259  $ 1,878,373  $  8,630,452  $ 9,281,857  $ 10,888,891
                                         ===================================================================================
ANALYSIS OF
  INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                      629             982        1,677         8,029        3,221         3,054
  Units redeemed                               (2,014)         (6,588)     (15,346)      (52,046)     (72,717)      (84,930)
  Units transferred                            (4,995)          6,315         (442)       (3,153)     (13,550)      (10,579)
                                         -----------------------------------------------------------------------------------
Increase (decrease) in
units outstanding                              (6,380)            709      (14,111)      (47,170)     (83,046)      (92,455)
Beginning units                                17,492          50,384      125,672       460,508      577,056       771,857
                                         -----------------------------------------------------------------------------------
Ending units                                   11,112          51,093      111,561       413,338      494,010       679,402
                                         ===================================================================================

                                                                                                  Franklin
                                                                 Mid Cap           MTB             Income
                                            Growth and Income     Value     Managed Allocation   Securities
                                                Portfolio       Portfolio    Fund - Moderate        Fund
                                               (Class VC)      (Class VC)       Growth II        (Class 2)
                                           -----------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
  Net investment income (loss)             $          (90,108) $   (1,285) $               111  $   190,075

  Net realized gains (losses)                        (219,858)     (4,394)              (1,502)      12,527

  Change in net unrealized
  appreciation (depreciation)
  of investments                                     (589,008)     (2,869)              (5,883)    (177,452)
                                           -----------------------------------------------------------------
    Increase (decrease) in
    net assets from operations                       (898,974)     (8,548)              (7,274)      25,150
                                           -----------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold                      1,176,554       3,126                    -    1,947,810
  Cost of units redeemed                             (740,510)    (13,967)              (7,327)    (218,858)
  Net transfers                                       535,138      (7,830)              (3,309)   1,552,782
  Contract maintenance charge                          (1,411)        (99)                 (22)        (375)
                                           -----------------------------------------------------------------
    Increase (decrease) in
    net assets from
    capital transactions                              969,771     (18,770)             (10,658)   3,281,359
                                           -----------------------------------------------------------------

Increase (decrease) in net assets                      70,797     (27,318)             (17,932)   3,306,509
Net assets at beginning of period                  11,488,810     202,710              117,510    2,942,495
                                           -----------------------------------------------------------------
Net assets at end of period                $       11,559,607  $  175,392  $            99,578  $ 6,249,004
                                           =================================================================
ANALYSIS OF
INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                          124,926         235                    -      186,114
  Units redeemed                                      (65,818)       (997)                (730)     (20,747)
  Units transferred                                    57,649        (503)                (347)     146,714
                                           -----------------------------------------------------------------
Increase (decrease) in
units outstanding                                     116,757      (1,265)              (1,077)     312,081
Beginning units                                       991,030      13,916               12,029      282,085
                                           -----------------------------------------------------------------
Ending units                                        1,107,787      12,651               10,952      594,166
                                           =================================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                        STATEMENTS OF CHANGES IN ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)

                                               Franklin
                                              Templeton
                                             VIP Founding                                          Allocation
                                                Funds       Allocation   Allocation   Allocation    Moderate
                                              Allocation     Balanced      Growth      Moderate      Growth     Real Return
                                                 Fund       Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                                              (Class 2)     (Class 3)    (Class 3)    (Class 3)    (Class 3)     (Class 3)
                                            --------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
  Net investment income (loss)              $     (47,454) $     4,709  $    (2,060) $       410  $     2,922  $    (80,486)

  Net realized gains (losses)                       7,805        4,623        3,343        9,514        9,061        44,688

  Change in net unrealized
  appreciation (depreciation)
  of investments                                  (52,915)     (53,448)    (119,943)    (305,163)    (252,062)      238,918
                                            --------------------------------------------------------------------------------
    Increase (decrease) in
    net assets from operations                    (92,564)     (44,116)    (118,660)    (295,239)    (240,079)      203,120
                                            --------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold                    381,279    2,302,832    1,085,912    4,589,272    2,433,605     3,489,860
  Cost of units redeemed                          (96,260)    (110,067)     (52,081)    (190,243)     (64,683)     (245,204)
  Net transfers                                    77,814      638,273      122,855      851,345    1,004,038     1,613,515
  Contract maintenance charge                        (385)         (52)           -         (105)        (140)         (245)
                                            --------------------------------------------------------------------------------
    Increase (decrease) in
    net assets from
    capital transactions                          362,448    2,830,986    1,156,686    5,250,269    3,372,820     4,857,926
                                            --------------------------------------------------------------------------------

Increase (decrease) in net assets                 269,884    2,786,870    1,038,026    4,955,030    3,132,741     5,061,046
Net assets at beginning of period               2,983,855    1,708,086      207,442    1,629,705      980,010     2,763,425
                                            --------------------------------------------------------------------------------
Net assets at end of period                 $   3,253,739  $ 4,494,956  $ 1,245,468  $ 6,584,735  $ 4,112,751  $  7,824,471
                                            ================================================================================
ANALYSIS OF
INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                       42,436      201,599       95,589      397,679      214,287       298,362
  Units redeemed                                  (10,470)      (9,526)      (4,908)     (16,924)      (5,985)      (20,903)
  Units transferred                                 7,997       55,459       12,229       73,927       92,606       137,429
                                            --------------------------------------------------------------------------------
Increase (decrease) in
units outstanding                                  39,963      247,532      102,910      454,682      300,908       414,888
Beginning units                                   323,878      148,850       18,629      142,836       88,273       242,390
                                            --------------------------------------------------------------------------------
Ending units                                      363,841      396,382      121,539      597,518      389,181       657,278
                                            ================================================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                        STATEMENTS OF CHANGES IN ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                                                  Government
                                        Asset        Capital      and Quality                 Natural      Asset        Capital
                                      Allocation   Appreciation      Bond         Growth     Resources   Allocation   Appreciation
                                      Portfolio     Portfolio      Portfolio    Portfolio    Portfolio   Portfolio     Portfolio
                                      (Class 1)     (Class 1)      (Class 1)    (Class 1)    (Class 1)   (Class 3)     (Class 3)
                                     ----------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
  Net investment income (loss)       $    51,373  $    (144,342) $    163,934  $   (45,632) $  (29,258) $    28,259  $    (246,158)

  Net realized gains (losses)           (133,246)      (155,395)       28,709     (725,550)    533,203      (49,695)      (296,930)

   Change in net unrealized
  appreciation (depreciation)
  of investments                         601,320      2,267,092        85,181    1,378,707      72,846      331,035      3,814,882
                                     ----------------------------------------------------------------------------------------------
    Increase (decrease) in
    net assets from operations           519,447      1,967,355       277,824      607,525     576,791      309,599      3,271,794
                                     ----------------------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold            13,022         18,470         8,962        7,564      10,103          682        747,083
  Cost of units redeemed                (721,051)    (1,626,572)   (1,940,245)  (1,143,756)   (439,506)    (151,754)    (1,228,534)
  Net transfers                           (2,513)      (358,504)     (255,022)    (186,341)   (185,648)     296,245       (316,941)
  Contract maintenance charge             (1,800)        (4,271)       (2,540)      (2,189)     (1,030)        (413)        (2,478)
                                     ----------------------------------------------------------------------------------------------
    Increase (decrease) in
    net assets from
    capital transactions                (712,342)    (1,970,877)   (2,188,845)  (1,324,722)   (616,081)     144,760       (800,870)
                                     ----------------------------------------------------------------------------------------------

Increase (decrease) in net assets       (192,895)        (3,522)   (1,911,021)    (717,197)    (39,290)     454,359      2,470,924
Net assets at beginning of period      4,814,637     10,927,035     8,599,798    6,025,306   4,829,005    2,499,747     16,185,271
                                     ----------------------------------------------------------------------------------------------
Net assets at end of period          $ 4,621,742  $  10,923,513  $  6,688,777  $ 5,308,109  $4,789,715  $ 2,954,106  $  18,656,195
                                     ==============================================================================================
ANALYSIS OF
INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                 502            379           450          244         190           25         39,836
  Units redeemed                         (28,365)       (36,023)      (97,341)     (37,851)     (8,727)      (6,314)       (32,643)
  Units transferred                         (225)        (7,944)      (13,628)      (6,170)     (3,945)      12,033         (2,208)
                                     ----------------------------------------------------------------------------------------------
Increase (decrease) in
units outstanding                        (28,088)       (43,588)     (110,519)     (43,777)    (12,482)       5,744          4,985
Beginning units                          195,126        251,946       445,901      202,291      93,613      107,044        457,119
                                     ----------------------------------------------------------------------------------------------
Ending units                             167,038        208,358       335,382      158,514      81,131      112,788        462,104
                                     ==============================================================================================

                                          Government                  Natural
                                         and Quality      Growth     Resources
                                        Bond Portfolio   Portfolio   Portfolio
                                          (Class 3)      (Class 3)   (Class 3)
                                       ----------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
  Net investment income (loss)         $       618,843  $  (76,245) $  (74,706)

  Net realized gains (losses)                  154,696    (537,223)   (189,679)

  Change in net unrealized
  appreciation (depreciation)
  of investments                               112,985   1,451,426   1,352,857
                                       ----------------------------------------
    Increase (decrease) in
    net assets from operations                 886,524     837,958   1,088,472
                                       ----------------------------------------

From capital transactions:
  Net proceeds from units sold               1,265,104      12,850      59,209
  Cost of units redeemed                    (2,753,056)   (652,298)   (406,582)
  Net transfers                              1,982,412    (220,256)   (486,621)
  Contract maintenance charge                   (4,101)     (1,165)     (2,812)
                                       ----------------------------------------
    Increase (decrease) in
    net assets from
    capital transactions                       490,359    (860,869)   (836,806)
                                       ----------------------------------------

Increase (decrease) in net assets            1,376,883     (22,911)    251,666
Net assets at beginning of period           28,711,309   7,462,189   8,506,937
                                       ----------------------------------------
Net assets at end of period            $    30,088,192  $7,439,278  $8,758,603
                                       ========================================
ANALYSIS OF
INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                    88,790         431       1,867
  Units redeemed                              (145,319)    (23,090)     (8,799)
  Units transferred                            112,646      (8,687)    (10,012)
                                       ----------------------------------------
Increase (decrease) in
units outstanding                               56,117     (31,346)    (16,944)
Beginning units                              1,567,119     271,693     188,193
                                       ----------------------------------------
Ending units                                 1,623,236     240,347     171,249
                                       ========================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                        STATEMENTS OF CHANGES IN ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                    Aggressive    Alliance                Blue Chip    Capital       Cash      Corporate
                                      Growth       Growth     Balanced     Growth      Growth     Management      Bond
                                    Portfolio    Portfolio    Portfolio   Portfolio   Portfolio   Portfolio    Portfolio
                                    (Class 1)    (Class 1)    (Class 1)   (Class 1)   (Class 1)   (Class 1)    (Class 1)
                                   ---------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
  Net investment income (loss)     $   (29,387) $   (73,871) $   14,452  $  (10,369) $   (7,583) $   (79,776) $   229,569

  Net realized gains (losses)         (207,674)    (526,805)   (102,889)     26,180     (32,826)    (146,979)     235,459

  Change in net unrealized
  appreciation (depreciation)
  of investments                       576,984    1,414,714     451,116      80,351      72,799      134,598      (11,010)
                                   ---------------------------------------------------------------------------------------
    Increase (decrease) in
    net assets from operations         339,923      814,038     362,679      96,162      32,390      (92,157)     454,018
                                   ---------------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold           7,837       44,632       9,274      16,489         964       92,805       47,256
  Cost of units redeemed              (272,864)  (1,535,479)   (622,630)   (159,588)   (135,245)  (1,192,742)  (1,068,248)
  Net transfers                        (86,888)    (368,188)    (85,290)    (33,608)    (10,447)    (533,270)     (80,125)
  Contract maintenance charge           (1,390)      (6,224)     (2,000)       (307)       (148)      (2,269)      (1,323)
                                   ---------------------------------------------------------------------------------------
    Increase (decrease) in
    net assets from
    capital transactions              (353,305)  (1,865,259)   (700,646)   (177,014)   (144,876)  (1,635,476)  (1,102,440)
                                   ---------------------------------------------------------------------------------------

Increase (decrease) in net assets      (13,382)  (1,051,221)   (337,967)    (80,852)   (112,486)  (1,727,633)    (648,422)
Net assets at beginning of period    1,995,706   11,652,077   4,009,735     896,360     556,944    6,187,757    5,354,550
                                   ---------------------------------------------------------------------------------------
Net assets at end of period        $ 1,982,324  $10,600,856  $3,671,768  $  815,508  $  444,458  $ 4,460,124  $ 4,706,128
                                   =======================================================================================
ANALYSIS OF
INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                               598        1,474         606       2,765         141        6,944        2,071
  Units redeemed                       (23,128)     (51,434)    (39,532)    (26,852)    (19,308)     (89,063)     (46,379)
  Units transferred                     (7,515)     (12,286)     (5,633)     (3,667)     (1,438)     (39,655)      (3,689)
                                   ---------------------------------------------------------------------------------------
Increase (decrease) in
units outstanding                      (30,045)     (62,246)    (44,559)    (27,754)    (20,605)    (121,774)     (47,997)
Beginning units                        179,178      384,009     264,181     154,942      79,753      457,045      245,067
                                   ---------------------------------------------------------------------------------------
Ending units                           149,133      321,763     219,622     127,188      59,148      335,271      197,070
                                   =======================================================================================

                                      Davis
                                     Venture      "Dogs" of     Emerging
                                      Value      Wall Street    Markets
                                    Portfolio     Portfolio    Portfolio
                                    (Class 1)     (Class 1)    (Class 1)
                                   ---------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
  Net investment income (loss)     $  (146,900) $     14,882  $    (4,355)

  Net realized gains (losses)          (75,691)     (114,382)  (1,094,182)

  Change in net unrealized
  appreciation (depreciation)
  of investments                     2,071,226       260,298    1,665,845
                                   ---------------------------------------
    Increase (decrease) in
    net assets from operations       1,848,635       160,798      567,308
                                   ---------------------------------------

From capital transactions:
  Net proceeds from units sold          70,869         2,000       16,882
  Cost of units redeemed            (2,298,609)     (138,797)    (417,899)
  Net transfers                       (439,354)       80,287     (111,024)
  Contract maintenance charge           (8,044)         (489)      (1,120)
                                   ---------------------------------------
    Increase (decrease) in
    net assets from
    capital transactions            (2,675,138)      (56,999)    (513,161)
                                   ---------------------------------------

Increase (decrease) in net assets     (826,503)      103,799       54,147
Net assets at beginning of period   20,066,885     1,157,504    4,027,781
                                   ---------------------------------------
Net assets at end of period        $19,240,382  $  1,261,303  $ 4,081,928
                                   =======================================

ANALYSIS OF
INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                             2,120           161          829
  Units redeemed                       (70,383)      (12,010)     (21,111)
  Units transferred                    (13,303)        6,245       (6,380)
                                   ---------------------------------------
Increase (decrease) in
units outstanding                      (81,566)       (5,604)     (26,662)
Beginning units                        616,932       107,196      202,309
                                   ---------------------------------------
Ending units                           535,366       101,592      175,647
                                   =======================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                        STATEMENTS OF CHANGES IN ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                         Equity       Fundamental    Global      Global        Growth        Growth-     High-Yield
                                      Opportunities     Growth        Bond      Equities    Opportunities     Income        Bond
                                        Portfolio      Portfolio    Portfolio   Portfolio     Portfolio     Portfolio    Portfolio
                                        (Class 1)      (Class 1)    (Class 1)   (Class 1)     (Class 1)     (Class 1)    (Class 1)
                                     -----------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
  Net investment income (loss)       $      (24,754) $    (43,587) $   65,222  $    5,357  $       (7,459) $   (44,176) $   390,018

  Net realized gains (losses)              (479,588)     (298,520)     94,801     (56,707)         (9,597)    (422,919)    (369,745)
  Change in net unrealized
  appreciation (depreciation)
  of investments                            927,098       733,066     (42,816)    335,526         115,443    1,138,187      575,048
                                     -----------------------------------------------------------------------------------------------
    Increase (decrease) in net
    assets from operations                  422,756       390,959     117,207     284,176          98,387      671,092      595,321
                                     -----------------------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold                7,827         2,479       4,168      14,176               -       16,014       15,504
  Cost of units redeemed                   (914,991)     (568,040)   (540,523)   (346,773)        (96,436)  (1,002,188)    (857,027)
  Net transfers                             (71,771)      (76,184)    169,412      55,732          16,577     (118,438)     (81,435)
  Contract maintenance charge                (1,004)       (1,864)       (663)     (1,139)           (190)      (4,110)      (1,531)
                                     -----------------------------------------------------------------------------------------------
    Increase (decrease)
    in net assets
    from capital transactions              (979,939)     (643,609)   (367,606)   (278,004)        (80,049)  (1,108,722)    (924,489)
                                     -----------------------------------------------------------------------------------------------

Increase (decrease) in net assets          (557,183)     (252,650)   (250,399)      6,172          18,338     (437,630)    (329,168)
Net assets at beginning of period         3,219,225     3,142,876   2,731,498   2,390,781         479,989    7,982,777    5,273,300
                                     -----------------------------------------------------------------------------------------------
Net assets at end of period          $    2,662,042  $  2,890,226  $2,481,099  $2,396,953  $      498,327  $ 7,545,147  $ 4,944,132
                                     ===============================================================================================
ANALYSIS OF
INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                    437           158         184         734               -          656          738
  Units redeemed                            (52,197)      (35,882)    (24,185)    (17,914)        (17,857)     (40,871)     (41,320)
  Units transferred                          (4,360)       (4,733)      7,403       3,245           3,225       (5,007)      (4,830)
                                     -----------------------------------------------------------------------------------------------
Increase (decrease) in
units outstanding                           (56,120)      (40,457)    (16,598)    (13,935)        (14,632)     (45,222)     (45,412)
Beginning units                             198,476       200,267     125,515     126,957          96,120      324,465      268,143
                                     -----------------------------------------------------------------------------------------------
Ending units                                142,356       159,810     108,917     113,022          81,488      279,243      222,731
                                     ===============================================================================================

                                                                                  MFS
                                             International   International   Massachusetts
                                              Diversified       Growth         Investors
                                               Equities       and Income         Trust
                                               Portfolio       Portfolio       Portfolio
                                               (Class 1)       (Class 1)       (Class 1)
                                            -----------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
  Net investment income (loss)              $       80,913  $       77,359  $      (20,396)

  Net realized gains (losses)                      (22,949)       (193,945)         47,583
  Change in net unrealized
  appreciation (depreciation)
  of investments                                   147,576         256,616         278,558
                                            -----------------------------------------------
    Increase (decrease) in net
    assets from operations                         205,540         140,030         305,745
                                            -----------------------------------------------

From capital transactions:
  Net proceeds from units sold                      15,167          23,402           7,322
  Cost of units redeemed                          (370,574)       (499,277)       (549,792)
  Net transfers                                    (77,564)       (142,851)        (41,643)
  Contract maintenance charge                       (1,179)         (1,246)         (1,339)
                                            -----------------------------------------------
    Increase (decrease) in net assets
    from capital transactions                     (434,150)       (619,972)       (585,452)
                                            -----------------------------------------------

Increase (decrease) in net assets                 (228,610)       (479,942)       (279,707)
Net assets at beginning of period                3,439,741       3,488,884       3,702,865
                                            -----------------------------------------------
Net assets at end of period                 $    3,211,131  $    3,008,942  $    3,423,158
                                            ===============================================
ANALYSIS OF
INCREASE (DECREASE)
IN UNITS OUTSTANDING:
  Units sold                                         1,234           1,764             331
  Units redeemed                                   (29,639)        (38,682)        (25,680)
  Units transferred                                 (6,244)        (10,621)         (1,807)
                                            -----------------------------------------------
Increase (decrease) in
units outstanding                                  (34,649)        (47,539)        (27,156)
Beginning units                                    274,122         260,669         174,253
                                            -----------------------------------------------
Ending units                                       239,473         213,130         147,097
                                            ===============================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                       MFS Total       Mid-Cap
                                         Return        Growth       Real Estate     Technology     Telecom Utility
                                       Portfolio      Portfolio      Portfolio       Portfolio         Portfolio
                                        (Class 1)     (Class 1)      (Class 1)       (Class 1)         (Class 1)
                                      ----------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
 Net investment
 income (loss)                        $   103,358    $  (37,866)   $      5,556    $    (4,332)   $         12,637

 Net realized gains (losses)             (172,061)      (77,838)       (249,961)       (24,312)            (28,326)
 Change in net unrealized
 appreciation
    (depreciation) of investments         695,887       648,251         581,655         76,298             129,428
                                      ----------------------------------------------------------------------------
    Increase (decrease)
     in net assets from operations        627,184       532,547         337,250         47,654             113,739
                                      ----------------------------------------------------------------------------

From capital transactions:
 Net proceeds from
 units sold                                   639        28,317          16,689            123                  32
 Cost of units redeemed                (1,369,593)     (428,597)       (283,365)       (19,001)           (217,021)
 Net transfers                           (141,805)     (110,902)        (11,256)       (14,461)            (22,002)
 Contract maintenance charge               (2,886)       (1,033)           (701)           (98)               (460)
                                      ----------------------------------------------------------------------------
  Increase (decrease) in net
   assets from capital transactions    (1,513,645)     (512,215)       (278,633)       (33,437)           (239,451)
                                      ----------------------------------------------------------------------------

Increase (decrease)
 in net assets                           (886,461)       20,332          58,617         14,217            (125,712)
Net assets at beginning of period       8,429,102     2,623,238       1,974,109        285,225           1,149,385
                                      ----------------------------------------------------------------------------
Net assets at end of period           $ 7,542,641   $ 2,643,570    $  2,032,726    $   299,442    $      1,023,673
                                      ============================================================================

ANALYSIS OF INCREASE
 (DECREASE) IN UNITS
 OUTSTANDING:
 Units sold                                    24         2,471             855             66                   2
 Units redeemed                           (51,463)      (41,071)        (13,729)        (8,826)            (14,653)
 Units transferred                         (5,348)      (10,701)           (558)        (7,001)             (1,511)
Increase (decrease)
 in units outstanding                     (56,787)      (49,301)        (13,432)       (15,761)            (16,162)
Beginning units                           325,970       267,269         104,904        138,511              79,279
                                      ----------------------------------------------------------------------------
Ending units                              269,183       217,968          91,472        122,750              63,117

                                                                                         American         American
                                                        Aggressive      Alliance       Funds Asset      Funds Global
                                       Total Return       Growth          Growth        Allocation       Growth SAST
                                     Bond Portfolio      Portfolio      Portfolio    SAST Portfolio       Portfolio
                                        (Class 1)        (Class 3)      (Class 3)       (Class 3)         (Class 3)
                                     --------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
Net investment
  income (loss)                      $        32,653    $   (16,478)   $  (69,339)   $        (5,821)   $     (67,771)

Net realized gains (losses)                   52,967        (85,068)       57,348            (20,141)        (156,687)
Change in net unrealized
 appreciation
    (depreciation) of investments             32,558        284,032       599,871            258,173        1,167,018
    Increase (decrease)
     in net assets from operations           118,178        182,486       587,880            232,211          942,560

From capital transactions:
  Net proceeds from
   units sold                                 12,000        351,030        65,477            360,208        2,107,360
  Cost of units redeemed                    (318,349)      (171,829)     (822,703)           (43,037)        (289,233)
  Net transfers                              308,386        (34,913)     (218,136)           137,984        1,200,056
  Contract maintenance charge                   (840)          (212)       (1,210)              (263)            (994)
                                     --------------------------------------------------------------------------------

  Increase (decrease) in net
  assets from capital transactions             1,197        144,076      (976,572)           454,892        3,017,189
                                     --------------------------------------------------------------------------------

Increase (decrease)
 in net assets                               119,375        326,562      (388,692)           687,103        3,959,749
Net assets at beginning of period          2,535,349      1,033,878     8,095,527          1,861,924        6,514,268
                                     --------------------------------------------------------------------------------
Net assets at end of period          $     2,654,724    $ 1,360,440    $7,706,835    $     2,549,027    $  10,474,017
                                     ================================================================================

ANALYSIS OF INCREASE
 (DECREASE)
  IN UNITS  OUTSTANDING:
 Units sold                                      449         29,152         3,512             38,468          204,001
 Units redeemed                              (12,016)       (14,679)      (29,476)            (4,568)         (28,187)
 Units transferred                            11,539         (3,823)       (6,743)            14,910          120,963
                                     --------------------------------------------------------------------------------
Increase (decrease)
 in units outstanding                            (28)        10,650       (32,707)            48,810          296,777
Beginning units                              100,191         95,750       285,087            201,680          637,110
                                     --------------------------------------------------------------------------------
Ending units                                 100,163        106,400       252,380            250,490          933,887
                                     ================================================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                     American Funds      American Funds                  Blue Chip      Capital
                                       Growth SAST       Growth-Income       Balanced      Growth        Growth
                                        Portfolio        SAST Portfolio     Portfolio    Portfolio     Portfolio
                                        (Class 3)           (Class 3)       (Class 3)     (Class 3)    (Class 3)
                                     ----------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
 Net investment
 income (loss)                       $       (96,552)   $       (40,142)   $    2,529    $  (26,384)   $  (43,099)

 Net realized gains (losses)                (216,983)          (220,920)          619        15,427       (78,017)
 Change in net unrealized
 appreciation
    (depreciation) of
    investments                            1,508,660          1,027,516       102,532       246,693       324,700
                                     ----------------------------------------------------------------------------

  Increase (decrease)
   in net assets from
   operations                              1,195,125            766,454       105,680       235,736       203,584
                                     ----------------------------------------------------------------------------

From capital transactions:
 Net proceeds from units
 sold                                        969,731            405,225        70,633       519,505         9,398
 Cost of units redeemed                     (260,513)          (322,793)     (120,450)     (136,622)     (186,602)
 Net transfers                               188,784            116,169        58,430       293,994       111,220
 Contract maintenance charge                    (970)            (1,100)         (274)         (374)         (333)
                                     ----------------------------------------------------------------------------
    Increase (decrease)
     in net assets from capital
     transactions                            897,032            197,501         8,339       676,503       (66,317)
                                     ----------------------------------------------------------------------------

Increase (decrease) in
  net assets                               2,092,157            963,955       114,019       912,239       137,267
Net assets at beginning of period          6,542,389          7,615,960       983,825     1,506,109     2,712,195
                                     ----------------------------------------------------------------------------
Net assets at end of period          $     8,634,546    $     8,579,915    $1,097,844    $2,418,348    $2,849,462
                                     ============================================================================

ANALYSIS OF INCREASE
 (DECREASE) IN UNITS
 OUTSTANDING:
 Units sold                                  104,126             46,849         6,386        72,876         1,357
 Units redeemed                              (28,560)           (37,337)       (8,234)      (23,107)      (26,260)
 Units transferred                            23,789             17,390         4,906        49,693        17,523
                                     ----------------------------------------------------------------------------
Increase (decrease) in units
 outstanding                                  99,355             26,902         3,058        99,462        (7,380)
                                     ----------------------------------------------------------------------------
Beginning units                              742,619            892,987        67,333       263,250       391,049
                                     ----------------------------------------------------------------------------
Ending units                                 841,974            919,889        70,391       362,712       383,669
                                     ============================================================================

                                             Cash    Corporate             Davis        "Dogs" of       Emerging
                                       Management         Bond     Venture Value      Wall Street        Markets
                                        Portfolio    Portfolio         Portfolio        Portfolio      Portfolio
                                         (Class 3)    (Class 3)         (Class 3)        (Class 3)      (Class 3)
                                     ----------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
 Net investment
  income (loss)                      $  (159,534)   $ 1,017,223    $     (206,837)   $     13,385     $   (27,797)

 Net realized gains (losses)            (237,685)       516,369          (872,621)        (82,041)     (1,708,429)
                                     ----------------------------------------------------------------------------
 Change in net unrealized
 appreciation (depreciation) of
   investments                            188,213       303,572         3,226,157         217,427       2,996,976
                                     ----------------------------------------------------------------------------
    Increase (decrease)
     in net assets from
     operations                          (209,006)    1,837,164         2,146,699         148,771       1,260,750
                                     ----------------------------------------------------------------------------

From capital transactions:
 Net proceeds from units
 sold                                    517,559      1,635,829         1,126,745          42,759         426,534
 Cost of units redeemed               (4,024,059)    (2,452,240)       (1,843,248)       (110,742)       (545,949)
 Net transfers                          (934,595)     1,414,083            83,984          97,309         (52,503)
 Contract maintenance charge              (1,156)        (2,948)           (3,400)           (267)         (1,362)
                                     ----------------------------------------------------------------------------
    Increase (decrease)
     in net assets from capital
     transactions                     (4,442,251)       594,724          (635,919)         29,059        (173,280)
                                     ----------------------------------------------------------------------------

Increase (decrease) in
net assets                            (4,651,257)     2,431,888         1,510,780         177,830       1,087,470
Net assets at beginning of period     12,943,778     21,246,873        21,381,236       1,034,956       8,178,986
                                     ----------------------------------------------------------------------------
Net assets at end of period          $ 8,292,521    $23,678,761    $   22,892,016    $  1,212,786     $ 9,266,456
                                     ----------------------------------------------------------------------------

ANALYSIS OF INCREASE
 (DECREASE) IN UNITS
 OUTSTANDING:
 Units sold                                44,305       100,538            81,272           4,082         25,651
 Units redeemed                          (310,364)     (112,636)          (62,653)        (10,187)       (27,757)
 Units transferred                        (74,011)       69,439            12,780           8,787         (3,890)
                                     ----------------------------------------------------------------------------
Increase (decrease) in units
 outstanding                             (340,070)       57,341            31,399           2,682         (5,996)
Beginning units                           982,999     1,033,682           739,671          98,526        428,555
                                     ----------------------------------------------------------------------------
Ending units                              642,929     1,091,023           771,070         101,208        422,559
                                     ----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                          Equity          Foreign      Fundamental       Global        Global
                                      Opportunities        Value          Growth          Bond        Equities
                                         Portfolio       Portfolio       Portfolio     Portfolio     Portfolio
                                         (Class 3)       (Class 3)       (Class 3)      (Class 3)    (Class 3)
                                      -------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
 Net investment income (loss)         $      (14,042)   $    60,086    $    (68,195)   $  149,545   $    (2,121)

 Net realized gains (losses)                (129,727)      (496,331)       (156,436)      157,152       (62,451)
 Change in net unrealized
 appreciation (depreciation) of
  investments                                333,517        828,694         854,429       (72,764)      267,131
                                      -------------------------------------------------------------------------
    Increase (decrease) in net
     assets from operations                  189,748        392,449         629,798       233,933       202,559
                                      -------------------------------------------------------------------------
From capital transactions:
 Net proceeds from units sold                  1,542      2,242,229          21,916       615,898        87,002
 Cost of units redeemed                     (168,066)    (1,117,635)       (254,115)     (976,595)      (84,197)
 Net transfers                               (60,648)     1,296,956        (170,562)    1,108,634       250,857
 Contract maintenance charge                    (225)        (2,663)           (464)         (742)         (290)
                                      -------------------------------------------------------------------------
    Increase (decrease)
     in net assets from capital
     transactions                           (227,397)     2,418,887        (403,225)      747,195       253,372
                                      -------------------------------------------------------------------------

Increase (decrease) in net assets            (37,649)     2,811,336         226,573       981,128       455,931
Net assets at beginning of period          1,382,672     16,917,906       4,300,384     5,634,101     1,772,927
                                      -------------------------------------------------------------------------
Net assets at end of period           $    1,345,023    $19,729,242    $  4,526,957    $6,615,229    $2,228,858
                                      =========================================================================

ANALYSIS OF INCREASE (DECREASE)
IN UNITS OUTSTANDING:
 Units sold                                       94        197,353           1,593        37,191         4,863
 Units redeemed                              (10,287)       (74,835)        (17,170)      (46,401)       (4,567)
 Units transferred                            (3,642)        98,385          (9,895)       54,458        13,574
                                      -------------------------------------------------------------------------
Increase (decrease)
  in units outstanding                       (13,835)       220,903         (25,472)       45,248        13,870
Beginning units                               89,751      1,070,788         300,518       276,313       100,765
                                      -------------------------------------------------------------------------
Ending units                                  75,916      1,291,691         275,046       321,561       114,635
                                      =========================================================================

                                                                                     International     International
                                          Growth          Growth      High-Yield       Diversified       Growth and
                                      Opportunities       -Income         Bond          Equities           Income
                                         Portfolio      Portfolio      Portfolio        Portfolio         Portfolio
                                         (Class 3)       (Class 3)     (Class 3)        (Class 3)         (Class 3)
                                      -------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS:
From operations:
 Net investment income (loss)         $      (68,218)   $   (5,051)   $   299,528    $      250,022    $      281,845

 Net realized gains (losses)                   3,244       (22,247)      (141,943)         (115,180)       (1,934,498)
 Change in net unrealized
 appreciation (depreciation) of
  investments                              1,012,008        86,187        276,645           533,487         2,345,156
                                      -------------------------------------------------------------------------------

    Increase (decrease) in net
      assets from operations                 947,034        58,889        434,230           668,329           692,503
                                      -------------------------------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                880,641         7,501        193,756            73,241           114,790
 Cost of units redeemed                     (291,138)      (27,275)      (275,890)         (904,488)         (847,577)
 Net transfers                                77,702       (28,228)       414,327            (8,577)          129,189
 Contract maintenance charge                    (513)         (142)          (608)           (1,788)           (1,553)
                                      -------------------------------------------------------------------------------
    Increase (decrease)
      in net assets
      from capital transactions              666,692       (48,144)       331,585          (841,612)         (605,151)
                                      -------------------------------------------------------------------------------

Increase (decrease) in net assets          1,613,726        10,745        765,815          (173,283)           87,352
Net assets at beginning of period          3,835,506       652,024      3,358,939        11,683,893        12,567,396
                                      -------------------------------------------------------------------------------

Net assets at end of period           $    5,449,232    $  662,769    $ 4,124,754    $   11,510,610    $   12,654,748
                                      ===============================================================================

ANALYSIS OF INCREASE
  (DECREASE) IN UNITS OUTSTANDING:
 Units sold                                  127,685           681         16,523             6,875            11,959
 Units redeemed                              (53,849)       (1,743)       (14,675)          (76,546)          (71,087)
 Units transferred                             9,497        (1,156)        22,351            (2,144)           18,282
                                      -------------------------------------------------------------------------------
Increase (decrease)
  in units outstanding                        83,333        (2,218)        24,199           (71,815)          (40,846)
Beginning units                              766,648        29,881        184,146           961,374         1,004,459
                                      -------------------------------------------------------------------------------
Ending units                                 849,981        27,663        208,345           889,559           963,613
                                      ===============================================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                                                        MFS
                                                                   Massachusetts      MFS Total      Mid-Cap
                                              Marsico Focused     Investors Trust      Return        Growth       Real Estate
                                             Growth Portfolio        Portfolio        Portfolio     Portfolio      Portfolio
                                                 (Class 3)           (Class 3)        (Class 3)     (Class 3)      (Class 3)
                                            ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
 Net investment income (loss)               $         (30,641)   $        (43,789)   $  111,344    $  (70,713)   $     10,112

 Net realized gains (losses)                         (104,580)             40,341      (230,525)       58,809      (1,137,380)
 Change in net unrealized
  appreciation (depreciation)
  of investments                                      503,519             667,356       819,037     1,004,515       2,601,081
                                            ---------------------------------------------------------------------------------
    Increase (decrease) in net assets
     from operations                                  368,298             663,908       699,856       992,611       1,473,813
                                            ---------------------------------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                         333,877           1,313,767       164,627       324,225         833,238
 Cost of units redeemed                               (99,574)           (378,923)     (714,315)     (278,049)       (854,668)
 Net transfers                                        111,257             704,251       294,220       164,982         307,748
 Contract maintenance charge                             (389)               (685)       (1,749)         (637)         (1,409)
                                            ---------------------------------------------------------------------------------
    Increase (decrease) in net assets
      from capital transactions                       345,171           1,638,410      (257,217)      210,521         284,909
                                            ---------------------------------------------------------------------------------

Increase (decrease) in net assets                     713,469           2,302,318       442,639     1,203,132       1,758,722
Net assets at beginning of period                   2,091,297           5,372,230     8,812,134     4,235,266       8,413,904
                                            ---------------------------------------------------------------------------------
Net assets at end of period                 $       2,804,766    $      7,674,548    $9,254,773    $5,438,398    $ 10,172,626
                                            =================================================================================

ANALYSIS OF INCREASE (DECREASE)
 IN UNITS OUTSTANDING:
 Units sold                                            33,063             101,054        15,951        31,012          76,123
 Units redeemed                                        (9,503)            (20,912)      (30,314)      (26,834)        (45,015)
 Units transferred                                     12,144              44,420        14,839        14,318          32,303
                                            ---------------------------------------------------------------------------------

Increase (decrease) in units outstanding               35,704             124,562           476        18,496          63,411
Beginning units                                       209,617             287,485       387,504       443,352         489,433
                                            ---------------------------------------------------------------------------------
Ending units                                          245,321             412,047       387,980       461,848         552,844
                                            =================================================================================
                                                  Small &                                             Telecom
                                                  Mid Cap          Small Company     Technology       Utility      Total Return
                                             Value Portfolio     Value Portfolio      Portfolio     Portfolio     Bond Portfolio
                                                 (Class 3)           (Class 3)        (Class 3)      (Class 3)       (Class 3)
                                             ------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS:
 From operations:
 Net investment income (loss)                $       (244,658)   $        (62,083)   $   (22,787)   $    6,167    $       187,128

 Net realized gains (losses)                         (171,696)           (112,057)       (27,824)      (40,881)           358,675
 Change in net unrealized
   appreciation (depreciation)
   of investments                                   4,377,167           1,563,854        302,223        95,518            (33,384)
                                             ------------------------------------------------------------------------------------

    Increase (decrease) in net assets
     from operations                                3,960,813           1,389,714        251,612        60,804            512,419
                                             ------------------------------------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                       1,665,485             925,280         12,130        32,047          3,569,705
 Cost of units redeemed                            (1,112,071)           (384,806)       (99,736)      (39,634)          (709,068)
 Net transfers                                       (355,082)           (112,521)        80,585       (27,679)         3,671,338
 Contract maintenance charge                           (2,656)               (757)          (264)         (144)            (1,231)
                                             ------------------------------------------------------------------------------------

    Increase (decrease) in net assets
     from capital transactions                        195,676             427,196         (7,285)      (35,410)         6,530,744
                                             ------------------------------------------------------------------------------------

Increase (decrease) in net assets                   4,156,489           1,816,910        244,327        25,394          7,043,163
Net assets at beginning of period                  16,126,683           5,137,580      1,354,489       572,716         11,673,085
                                             ------------------------------------------------------------------------------------
Net assets at end of period                  $     20,283,172    $      6,954,490    $ 1,598,816    $  598,110    $    18,716,248
                                             ====================================================================================

ANALYSIS OF INCREASE (DECREASE)
IN UNITS OUTSTANDING:
 Units sold                                           122,307             103,853          5,708         2,854            203,711
 Units redeemed                                       (65,594)            (44,542)       (45,730)       (2,959)           (33,001)
 Units transferred                                    (11,033)             (6,129)        39,114        (1,768)           168,628
                                             ------------------------------------------------------------------------------------

Increase (decrease) in units outstanding               45,680              53,182           (908)       (1,873)           339,338
                                             ------------------------------------------------------------------------------------
Beginning units                                     1,035,009             653,304        673,066        40,649            528,169
                                             ------------------------------------------------------------------------------------

Ending units                                        1,080,689             706,486        672,158        38,776            867,507
                                             ====================================================================================


    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                              Invesco Van                          Invesco Van
                                              Kampen V.I.      Invesco Van              Kampen       Diversified        Equity
                                                  Capital      Kampen V.I.     V.I. Growth and     International        Income
                                              Growth Fund    Comstock Fund         Income Fund           Account       Account
                                               (Series II)      (Series II)         (Series II)         (Class 2)     (Class 2)
                                             ------------    --------------    ----------------    --------------    ----------
INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
 Net investment income (loss)                $    (12,691)   $     (111,725)   $       (273,281)   $       (1,380)   $   11,662

 Net realized gains (losses)                       26,406          (184,374)           (415,835)          (43,844)      (67,453)
 Change in net unrealized
   appreciation (depreciation)
   of investments                                  136,815         1,500,217           2,817,493            93,932       178,833
                                             ------------    --------------    ----------------    --------------    ----------

    Increase (decrease) in net
     assets from operations                       150,530         1,204,118           2,128,377            48,708       123,042
                                             ------------    --------------    ----------------    --------------    ----------

From capital transactions:
 Net proceeds from units sold                          33         1,287,156           1,539,996                 -             -
 Cost of units redeemed                           (66,611)         (486,370)         (1,526,141)          (24,503)     (227,466)
 Net transfers                                    361,476           253,452             435,091           (18,142)      (21,629)
 Contract maintenance charge                          (70)           (1,153)             (2,697)             (118)         (241)
                                             ------------    --------------    ----------------    --------------    ----------
    Increase (decrease) in net
     assets from capital transactions             294,828         1,053,085             446,249           (42,763)     (249,336)
                                             ------------    --------------    ----------------    --------------    ----------

Increase (decrease) in net assets                 445,358         2,257,203           2,574,626             5,945      (126,294)
Net assets at beginning of period                 629,870         7,602,226          18,697,780           470,303     1,041,372
                                             ------------    --------------    ----------------    --------------    ----------
Net assets at end of period                  $  1,075,228    $    9,859,429    $     21,272,406    $      476,248    $  915,078
                                             ============    ==============    ================    ==============    ==========

ANALYSIS OF INCREASE (DECREASE)
IN UNITS OUTSTANDING:
 Units sold                                             3           131,354             145,875                 -             -
 Units redeemed                                    (6,784)          (44,371)           (122,194)           (4,222)      (26,900)
 Units transferred                                 38,134            30,813              49,665            (3,060)       (2,569)
                                             ------------    --------------    ----------------    --------------    ----------

Increase (decrease) in units outstanding           31,353           117,796              73,346            (7,282)      (29,469)
Beginning units                                    67,920           700,802           1,498,350            81,570       128,587
                                             ------------    --------------    ----------------    --------------    ----------
Ending units                                       99,273           818,598           1,571,696            74,288        99,118
                                             ============    ==============    ================    ==============    ==========

                                             Government &                    LargeCap      argeCap        MidCap
                                             High Quality       Income          Blend       Growth         Blend
                                             Bond Account      Account      ccount II      Account       Account
                                                 (Class 2)    (Class 2)      (Class 2)    (Class 2)     (Class 2)
                                             -------------    ---------    -----------    ---------    ----------
INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
 Net investment income (loss)                $         211    $  14,437    $       386    $    (645)   $    9,791

 Net realized gains (losses)                            (4)        (206)        (9,121)       1,257      (303,768)
 Change in net unrealized
  appreciation (depreciation)
  of investments                                      (203)       5,253         18,296        5,659       622,962
                                             -------------    ---------    -----------    ---------    ----------

    Increase (decrease) in net
     assets from operations                              4       19,484          9,561        6,271       328,985
                                             -------------    ---------    -----------    ---------    ----------

From capital transactions:
 Net proceeds from units sold                            -       21,036              -            -        21,036
 Cost of units redeemed                                (14)     (60,671)        (8,246)     (11,087)     (214,940)
 Net transfers                                       9,135       16,211           (289)           -      (227,366)
 Contract maintenance charge                            (6)         (43)           (33)          (5)       (1,135)
                                             -------------    ---------    -----------    ---------    ----------
    Increase (decrease) in net
     assets from capital transactions                9,115      (23,467)        (8,568)     (11,092)     (422,405)
                                             -------------    ---------    -----------    ---------    ----------

Increase (decrease) in net assets                    9,119       (3,983)           993       (4,821)      (93,420)
Net assets at beginning of period                    1,785      308,706         95,490       49,180     1,687,684
                                             -------------    ---------    -----------    ---------    ----------
Net assets at end of period                  $      10,904    $ 304,723    $    96,483    $  44,359    $1,594,264
                                             =============    =========    ===========    =========    ==========

ANALYSIS OF INCREASE (DECREASE)
IN UNITS OUTSTANDING:
 Units sold                                              -        2,490              -            -         2,448
 Units redeemed                                         (3)      (7,144)        (1,502)      (1,853)      (22,037)
 Units transferred                                   1,183        1,851            (32)           -       (25,920)
                                             -------------    ---------    -----------    ---------    ----------
Increase (decrease) in units outstanding             1,180       (2,803)        (1,534)      (1,853)      (45,509)
Beginning units                                        245       37,750         16,785        8,239       203,119
                                             -------------    ---------    -----------    ---------    ----------
Ending units                                         1,425       34,947         15,251        6,386       157,610
                                             -------------    ---------    -----------    ---------    ----------

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                                            Principal                                          SAM
                                                             Capital        Real Estate        SAM         Conservative
                                          Money Market     Appreciation     Securities       Balanced        Balanced
                                            Account          Account          Account       Portfolio       Portfolio
                                           (Class 2)        (Class 2)        (Class 2)      (Class 2)       (Class 2)
                                          -----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
 Net investment income (loss)                   (3,530)   $      (1,402)   $        117    $   166,906    $       6,564

 Net realized gains (losses)                         -           (3,304)         (7,458)      (307,490)          (3,896)
 Change in net unrealized
 appreciation
  (depreciation) of investments                      -           51,100          11,104      1,176,479           29,000
                                            ---------------------------------------------------------------------------
  Increase (decrease) in net
  assets from operations                        (3,530)          46,394           3,763      1,035,895           31,668
                                            ---------------------------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                        -                -               -         48,032                -
 Cost of units redeemed                        (67,761)         (90,226)        (13,212)    (1,566,737)         (19,943)
 Net transfers                                  97,380               16          (2,088)      (259,071)          88,468
 Contract maintenance charge                       (61)             (98)            (16)        (3,760)            (301)
                                            ---------------------------------------------------------------------------
   Increase (decrease) in net assets
   from capital transactions                    29,558          (90,308)        (15,316)    (1,781,536)          68,224
                                            ---------------------------------------------------------------------------

Increase (decrease) in net assets               26,028          (43,914)        (11,553)      (745,641)          99,892
Net assets at beginning of period              178,972          423,978          23,057     10,236,599          267,611
                                            ---------------------------------------------------------------------------
Net assets at end of period              $     205,000    $     380,064    $     11,504    $ 9,490,958    $     367,503
                                            ===========================================================================

ANALYSIS OF INCREASE
 (DECREASE) IN UNITS OUTSTANDING:
 Units sold                                          -                -               -          5,094                -
 Units redeemed                                (11,376)          (8,112)           (828)      (162,316)          (2,638)
 Units transferred                              16,316                5            (129)       (27,144)          12,107
                                            ---------------------------------------------------------------------------
 Increase (decrease) in units
 outstanding                                     4,940           (8,107)           (957)      (184,366)           9,469
                                            ---------------------------------------------------------------------------
Beginning units                                 30,188           38,916           1,620      1,099,459           36,525
                                            ---------------------------------------------------------------------------
Ending units                                    35,128           30,809             663        915,093           45,994
                                            ===========================================================================
                                                 SAM             SAM           SAM         Short-
                                            Conservative     Flexible      Strategic       Term        SmallCap
                                               Growth          Income        Growth        Income        Growth
                                              Portfolio       Portfolio     Portfolio     Account      Account II
                                              (Class 2)       (Class 2)     (Class 2)    (Class 2)     (Class 2)
                                         --------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
 Net investment income (loss)             $       20,948    $   27,621    $    2,113    $    (790)      $      (179)

 Net realized gains (losses)                     (32,416)      (35,883)       (6,564)       3,986            (1,600)
 Change in net unrealized
 appreciation
 (depreciation) of investments                   190,459        78,411        41,401        1,119             2,848
                                         --------------------------------------------------------------------------
    Increase (decrease) in net
 assets from operations                          178,991        70,149        36,950        4,315             1,069
                                         --------------------------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                          -         6,000             -            -                 -
 Cost of units redeemed                         (185,047)     (272,361)       (6,815)    (103,563)           (7,976)
 Net transfers                                     9,157         4,736       (23,198)         410               138
 Contract maintenance charge                        (514)         (398)          (48)         (59)               (8)
                                         --------------------------------------------------------------------------
    Increase (decrease) in net assets
 from capital transactions                      (176,404)     (262,023)      (30,061)    (103,212)           (7,846)
                                         --------------------------------------------------------------------------

Increase (decrease) in net assets                  2,587      (191,874)        6,889      (98,897)           (6,777)
Net assets at beginning of period              1,509,098       991,084       278,293      142,002            14,113
                                         --------------------------------------------------------------------------
Net assets at end of period               $    1,511,685   $   799,210    $  285,182    $  43,105       $     7,336
                                         ==========================================================================

ANALYSIS OF INCREASE
 (DECREASE)
IN UNITS OUTSTANDING:
 Units sold                                            -           556             -            -                 -
 Units redeemed                                  (19,639)      (31,377)         (652)     (14,123)           (1,611)
 Units transferred                                 1,010           559        (2,344)          55                26
                                         --------------------------------------------------------------------------
Increase (decrease) in units
 outstanding                                     (18,629)      (30,262)       (2,996)     (14,068)           (1,585)
                                         --------------------------------------------------------------------------

Beginning units                                  164,436       113,930        28,872       19,963             2,718
                                         --------------------------------------------------------------------------

Ending units                                     145,807        83,668        25,876        5,895             1,133
                                         ==========================================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
         THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                     STATEMENTS OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                                                    Columbia
                                                                    Marsico
                                                                    Focused
                                              Columbia High         Equities          Asset          Global
                                               Yield Fund,      Fund, Variable     Allocation        Growth         Growth
                                            Variable Series          Series            Fund           Fund           Fund
                                                (Class A)          (Class A)        (Class 2)      (Class 2)      (Class 2)
                                            --------------------------------------------------------------------------------
INCREASE (DECREASE)
 IN NET ASSETS:
From operations:
Net investment
income (loss)                               $         18,078    $        (6,325)   $    22,169    $     3,562    $   (77,518)

 Net realized gains (losses)                          (6,267)           (28,972)       (64,518)       (41,926)      (243,439)
 Change in net
 unrealized appreciation
    (depreciation) of investments                     16,525            118,997        263,281      1,003,061      2,016,667
                                            --------------------------------------------------------------------------------
    Increase (decrease)
     in net assets from operations                    28,336             83,700        220,932        964,697      1,695,710
                                            --------------------------------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                              -             13,561              -         30,150         30,331
 Cost of units redeemed                              (44,048)           (87,984)      (107,821)    (1,028,540)      (735,403)
 Net transfers                                        44,098             (8,882)       (75,458)      (217,293)      (194,461)
 Contract maintenance charge                             (78)              (134)          (415)        (1,794)        (1,706)
                                            --------------------------------------------------------------------------------
    Increase (decrease) in net assets
     from capital transactions                           (28)           (83,439)      (183,694)    (1,217,477)      (901,239)
                                            --------------------------------------------------------------------------------

Increase (decrease) in net assets                     28,308                261         37,238       (252,780)       794,471
Net assets at beginning of period                    293,312            573,393      2,069,569     10,945,587     10,694,952
                                            --------------------------------------------------------------------------------

Net assets at end of period                 $        321,620    $       573,654    $ 2,106,807    $10,692,807    $11,489,423
                                            ================================================================================


ANALYSIS OF INCREASE (DECREASE)
IN UNITS OUTSTANDING:
 Units sold                                                -              1,209              -          1,508          1,803
 Units redeemed                                       (2,525)            (8,980)        (7,063)       (50,336)       (42,308)
 Units transferred                                     2,443               (685)        (4,978)       (10,386)       (10,984)
                                            --------------------------------------------------------------------------------
Increase (decrease) in units outstanding                 (82)            (8,456)       (12,041)       (59,214)       (51,489)
Beginning units                                       17,574             58,840        137,713        519,722        628,545
                                            --------------------------------------------------------------------------------

Ending units                                          17,492             50,384        125,672        460,508        577,056
                                            ================================================================================
                                                                                                               Franklin
                                                Growth       Growth and      Mid Cap       MTB Managed          Income
                                                -Income        Income         Value      Allocation Fund     Securities
                                                 Fund         Portfolio    Portfolio        - Moderate           Fund
                                               (Class 2)     (Class VC)    (Class VC)       Growth II         (Class 2)
                                             ---------------------------------------------------------------------------
INCREASE (DECREASE)
 IN NET ASSETS:
From operations:
 Net investment income (loss)                $     6,812    $   (98,987)   $   (1,025)   $          (906)    $   107,316

 Net realized gains (losses)                    (351,848)      (387,475)      (32,533)            (8,699)        (11,154)
 Change in net
  unrealized appreciation
  (depreciation) of investments                1,505,605      2,093,080        78,238             19,604         154,004
                                             ---------------------------------------------------------------------------

    Increase (decrease)
     in net assets from operations             1,160,569      1,606,618        44,680              9,999         250,166
                                             ---------------------------------------------------------------------------


From capital transactions:
 Net proceeds from units sold                     17,783        647,745           226                  -         380,401
 Cost of units redeemed                         (968,140)      (600,890)      (35,755)              (680)        (91,823)
 Net transfers                                  (295,859)      (136,081)        3,282            (27,650)        560,123
 Contract maintenance charge                      (1,981)        (1,449)          (94)               (24)           (364)
                                             ---------------------------------------------------------------------------

    Increase (decrease) in net assets
     from capital transactions                (1,248,197)       (90,675)      (32,341)           (28,354)        848,337
                                             ---------------------------------------------------------------------------

Increase (decrease) in net assets               (87,628)     1,515,943        12,339             (18,355)      1,098,503
Net assets at beginning of period            12,870,904      9,972,867       190,371             135,865       1,843,992
                                             ---------------------------------------------------------------------------

Net assets at end of period                  $12,783,276    $11,488,810    $  202,710    $       117,510     $ 2,942,495
                                             ===========================================================================

ANALYSIS OF INCREASE (DECREASE)
IN UNITS OUTSTANDING:
 Units sold                                        1,223         69,153            18                  -          38,782
 Units redeemed                                  (64,161)       (57,375)       (2,662)               (78)         (9,447)
 Units transferred                               (19,363)        (5,410)          306             (3,036)         56,634
                                             ---------------------------------------------------------------------------

Increase (decrease) in units outstanding         (82,301)         6,368        (2,338)            (3,114)         85,969
                                             ---------------------------------------------------------------------------
Beginning units                                  854,158        984,662        16,254             15,143         196,116
                                             ---------------------------------------------------------------------------
Ending units                                     771,857        991,030        13,916             12,029         282,085
                                             ===========================================================================

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                      STATEMENTS OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                          Franklin Templeton      Allocation       Allocation
                                          VIP Founding Funds       Balanced          Growth
                                           Allocation Fund        Portfolio        Portfolio
                                              (Class 2)         (Class 3) (1)    (Class 3) (1)
                                          ------------------------------------------------------

INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
 Net investment income (loss)             $            21,341    $      24,019    $         989

 Net realized gains (losses)                          (10,385)           4,478              861
 Change in net unrealized
  appreciation
  (depreciation) of investments                       233,076           34,229           26,304
                                          ------------------------------------------------------
   Increase (decrease) in net
   assets from operations                             244,032           62,726           28,154
                                          ------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                          73,314        1,521,006          173,447
 Cost of units redeemed                               (76,922)          (3,313)            (529)
 Net transfers                                        383,797          127,667            6,370
 Contract maintenance charge                             (433)               -                -
                                          ------------------------------------------------------

  Increase (decrease) in net assets
  from capital transactions                           379,756        1,645,360          179,288
                                          ------------------------------------------------------

Increase (decrease) in net assets                     623,788        1,708,086          207,442
Net assets at beginning of period                   2,360,067                -                -
                                          ------------------------------------------------------

Net assets at end of period               $         2,983,855    $   1,708,086    $     207,442
                                          ======================================================
ANALYSIS OF INCREASE
 (DECREASE)
 IN UNITS OUTSTANDING:
 Units sold                                             8,403          138,108           18,091
 Units redeemed                                        (9,007)            (294)             (50)
 Units transferred                                     46,314           11,036              588
                                          ------------------------------------------------------

Increase (decrease) in units
 outstanding                                           45,710          148,850           18,629
Beginning units                                       278,168                -                -
                                          ------------------------------------------------------

Ending units                                          323,878          148,850           18,629
                                          ======================================================
                                                           Allocation
                                          Allocation        Moderate
                                           Moderate          Growth        Real Return
                                          Portfolio        Portfolio        Portfolio
                                        (Class 3) (1)    (Class 3) (1)    (Class 3) (1)
                                        -----------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
 Net investment income (loss)            $      18,001    $      10,336    $      12,633

 Net realized gains (losses)                    24,926              563            3,697
 Change in net unrealized
  appreciation
  (depreciation) of investments                 45,053           39,213          (19,898)
                                        -------------------------------------------------
  Increase (decrease) in net
  assets from operations                        87,980           50,112           (3,568)
                                        -------------------------------------------------

From capital transactions:
 Net proceeds from units sold                1,591,501          846,722        1,872,772
 Cost of units redeemed                       (224,638)          (2,645)         (43,895)
 Net transfers                                 174,862           85,821          938,127
 Contract maintenance charge                         -                -              (11)
                                        -------------------------------------------------

  Increase (decrease) in net assets
  from capital transactions                  1,541,725          929,898        2,766,993
                                        -------------------------------------------------

Increase (decrease) in net assets            1,629,705          980,010        2,763,425
Net assets at beginning of period                    -                -                -
                                        -------------------------------------------------
Net assets at end of period              $   1,629,705    $     980,010    $   2,763,425
                                        -------------------------------------------------

ANALYSIS OF INCREASE
 (DECREASE)
 IN UNITS OUTSTANDING:
 Units sold                                    146,395           80,244          164,056
 Units redeemed                                (19,973)            (248)          (3,838)
 Units transferred                              16,414            8,277           82,172
                                        =================================================

Increase (decrease) in units
 outstanding                                   142,836           88,273          242,390
Beginning units                                      -                -                -
                                        -------------------------------------------------
Ending units                                   142,836           88,273          242,390
                                        =================================================


(1) For the period from January 19, 2010 (inception) to December 31, 2010.

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     FS Variable Separate Account of The United States Life Insurance Company in the City of New York (formerly known as First SunAmerica Life Insurance Company) (the "Separate Account") is an investment account of The United States Life Insurance Company in the City of New York (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of SAFG Retirement Services, Inc. (formerly known as AIG Retirement Services, Inc.), the retirement services and asset management organization within American International Group, Inc. ("American International Group"). American International Group is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings, and asset management. AIG Retirement Services, Inc. changed its name to SAFG Retirement Services, Inc. on June 10, 2010. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     On December 31, 2011, First SunAmerica Life Insurance Company merged into an affiliate company, The United States Life Insurance Company in the City of New York. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. As a result of the merger, the Company became the depositor of the Separate Account. The Company is now responsible for all annuity and life insurance contracts funded through the Separate Account. The rights of the contract owners were not affected by the merger.

     The Separate Account offers the following variable annuity products: FSA Advisor, FSA Polaris, FSA Polaris II, FSA Polaris II A-Class Platinum Series, FSA Polaris Advantage, FSA Polaris Advantage II, FSA Polaris Choice, FSA Polaris Choice III, FSA Polaris Choice IV, FSA Polaris Platinum III, FSA Polaris Platinum O-Series, FSA Polaris Preferred Solution, FSA Polaris Retirement Protector and FSA WM Diversified Strategies III.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full service securities firms, and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company, except for FSA WM Diversified Strategies III, for which the distributor is Principal Funds Distributor, Inc. No underwriting fees are paid in connection with the distribution of these contracts.

     The Separate Account is composed of a total of 106 variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) the ten currently available Class 1 and Class 3 investment portfolios of the Anchor Series Trust (the "Anchor Trust"), (2) the sixty currently available Class 1 and Class 3 investment portfolios of the SunAmerica Series Trust (the "SunAmerica Trust"), (3) the three currently available Series II investment portfolios of the Invesco Variable Insurance Funds (the "Invesco Funds"),
     (4) the

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION (continued)


     seventeen currently available Class 2 investment portfolios of the Principal Variable Contract Funds, Inc. (the "Principal Funds"), (5) the two currently available Class 1 investment portfolios of the Columbia Funds Variable Insurance Trust I (the "Columbia Trust I"), (6) the four currently available Class 2 investment portfolios of American Funds Insurance Series (the "American Series"), (7) the two currently available Class VC investment portfolio of the Lord Abbett Series Fund, Inc. (the "Lord Abbett Fund"), (8) the one currently available investment portfolio of the MTB Group of Funds (the "MTB Trust"), (9) the two currently available Class 2 investment portfolios of the Franklin Templeton Variable Insurance Products Trust (the "Franklin Templeton Trust"), or (10) the five currently available Class 3 investment portfolios of the Seasons Series Trust (the "Seasons Trust"). The primary difference between the classes of the Variable Accounts is that the Class 3 shares in the Anchor Trust, the SunAmerica Trust, and the Seasons Trust, the Class 2 shares in the American Series and the Principal Funds, the shares in the MTB Trust, the Class 2 shares in the Franklin Templeton Trust, and the Class II shares in the Invesco Funds are subject to 12b-1 fees of 0.25%, of each classes' average daily net assets, while the Class 1 shares are not subject to 12b-1 fees. The Class VC share of the Lord Abbett Fund and the Class I shares of the Columbia Trust I are not subject to the 12b-1 fees. The American Series, the Anchor Trust, the Lord Abbett Fund, the SunAmerica Trust, the Invesco Funds, the Principal Funds, the Columbia Trust I, the MTB Trust, the Franklin Templeton Trust, and the Seasons Trust (collectively referred to as the "Trusts") are diversified, open-ended investment companies, which retain investment advisers to assist in their investment activities. The Anchor Trust, SunAmerica Trust, and Seasons Trust are affiliated investment companies. The contractholder may elect to have payments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by contractholders to the Variable Accounts and do not include balances allocated to the General Account.

     On May 2, 2011, the following portfolios and Trust were renamed. The predecessor and current portfolios and trusts before and after the change are listed below.

     Predecessor Columbia Trust Portfolio     Current Columbia Trust Portfolio
     ---------------------------------------  --------------------------------
     Columbia High Yield Fund,                Columbia Variable Portfolio -
       Variable Series                          High Income Fund
     Columbia Marsico Focused Equities Fund,  Columbia Variable Portfolio -
       Variable Series                          Marsico Focused Equities Fund

     Effective May 2, 2011, the Columbia Trust I renamed the Class A of shares of Columbia Variable Portfolio - High Income Fund and the Columbia Variable Portfolio - Marsico Focused Equities Fund, which were not subject to 12b-1 distribution fees, with Class 1 shares which are not subject to 12b-1 distribution fees.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis. Accumulation unit values are computed daily based on the total net assets of the portfolios.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are port of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

     RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table and the 1983 (a) Individual Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments for all products.

     The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of the annuitant than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Transfers are recorded as cost of units redeemed or as net proceeds from units sold in the accompanying Statements of changes in Net Assets.

     Annuity benefit payments are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

3.   FAIR VALUE MEASUREMENTS

     Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

     Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets, and most mutual funds.

     Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal, and provincial obligations, hybrid securities, and derivative contracts.

     Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

     The Separate Account assets measured at fair value as of December 31, 2011 consist of investments in trusts, which are registered and open-end mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 as of December 31, 2011 and for the year then ended. The Separate Account had no liabilities as of December 31, 2011. See the Schedules of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2011, and indicating the levels of the fair value measurement based on the levels of the inputs used.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

     WITHDRAWAL CHARGE: Each contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the contracts, with a maximum charge of up to 9% of any amount withdrawn that exceeds the free withdrawal amount, and are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. There are no withdrawal charges under the FSA Advisor contract.

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance charge ranging from $30 to $50 is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of the contract value is made, the entire charge will be assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded as a cost of units redeemed in the accompanying Statements of Changes in Net Assets. There are no contract maintenance charges under the FSA Advisor contract.

     SEPARATE ACCOUNT ANNUAL CHARGE: The Separate Account deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate account annual charges are recorded as a charge in the Statements of Operations. The total annual rates of the net asset value of each portfolio, depending on any optional death benefits elected for each product, is as follows: FSA Advisor 1.52%; FSA Polaris 1.52%; FSA Polaris II 1.52%; FSA Polaris II A-Class Platinum Series 0.85%; FSA Polaris Advantage 1.65% or 1.90%; FSA Polaris Advantage II 1.30%, 1.55%, 1.90% or 2.15%, FSA Polaris Choice 1.52% or 1.72%; FSA Polaris Choice III 1.52% or 1.77%; FSA Polaris Choice IV 1.65% or 1.90%, FSA Polaris Platinum III 1.30% or 1.55%, FSA Polaris Platinum O-Series 0.95% or 1.20%, FSA Polaris Preferred Solution 1.15%, 1.40%, 1.55%, 1.65%, or 1.80%; FSA Polaris Retirement Protector 1.30%, 1.55% or 1.80%, FSA WM Diversified Strategies III 1.55% or 1.70%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense is deducted at an annual rate of 0.15% of the net asset value of each portfolio and is included in the respective separate account annual charge rate. This is for all expenses associated with the distribution of the contract. If

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

     CAPITAL PROTECTOR FEE: The optional Capital Protector Program offered in FSA Polaris II, FSA Polaris Advantage, FSA Polaris Choice, FSA Polaris Choice III, FSA Polaris Preferred Solution, and FSA WM Diversified Strategies III, provides a guaranteed minimum contract value at the end of an applicable waiting period. The annual fee ranges from 0.25% to 0.65% of the contract value minus purchase payments received after the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the waiting period, and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

     MARKETLOCK, MARKETLOCK FOR TWO, INCOME REWARDS, MARKETLOCK FOR LIFE PLUS, MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE FEE: The optional MarketLock, MarketLock for Two, Income Rewards, MarketLock for Life Plus, MarketLock Income Plus, and MarketLock for Life features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The MarketLock feature is offered in FSA Polaris II, FSA Polaris Choice, FSA WM Diversified Strategies III, FSA Polaris Choice III, FSA Polaris II A-Class Platinum Series, FSA Polaris Advantage, and FSA Polaris Preferred Solution. The MarketLock for Two feature is offered in FSA Polaris II, FSA Polaris Choice, FSA WM Diversified Strategies III, FSA Polaris Choice III, and FSA Polaris Preferred Solution. The Income Rewards feature is offered in FSA Polaris II, FSA Polaris Choice, FSA WM Diversified Strategies III, FSA Polaris Choice III, and FSA Polaris Preferred Solution. The annual fee ranges from 0.50% to 0.65% for MarketLock, 0.40% for MarketLock for Two prior to the first withdrawal and 0.80% after the first withdrawal and 0.65% for Income Rewards in years 0-7 and 0.45 in years 8-10, of the maximum anniversary value benefit base (as defined in the prospectus), deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statements of Changes in Net Assets. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals.

     The MarketLock for Life Plus feature is offered in FSA Polaris II, FSA Polaris Choice III, FSA Polaris Advantage, FSA Polaris Platinum III, FSA Polaris II A-Class Platinum Series, and FSA Polaris Preferred Solution. The annual fee ranges from 0.65% to 0.95% for one covered person and from 0.90% to 1.25% for two covered persons, of the maximum anniversary value benefit base, deducted quarterly from the contract value and recorded as a redemption in the accompanying Statements of Changes in Net Assets. The

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     maximum anniversary value benefit base for MarketLock for Life Plus is calculate as the greater of purchase payments made in the first year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

     The MarketLock Income Plus feature is offered in FSA Polaris II, FSA Polaris Choice III, FSA Polaris Platinum III, FSA Polaris Advantage, FSA Polaris II A-Class Platinum Series, and FSA Polaris Preferred Solution. The annual fee ranges from 0.85% to 1.10% for one covered person and from 1.10% to 1.35% for two covered persons, of the maximum anniversary value benefit base, deducted quarterly from the contract value and recorded as a redemption in the accompanying Statements of Changes in Net Assets. The maximum anniversary value benefit base for MarketLock Income Plus is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

     The MarketLock for Life feature is offered in FSA Polaris II, FSA Polaris Choice III, FSA Polaris Platinum III, FSA Polaris II A-Class Platinum Series, FSA Polaris Advantage, and FSA Polaris Preferred Solution. The annual fee is 0.70% for one covered person and 0.95% for two covered persons, of the maximum anniversary value benefit base, deducted quarterly from the contract value and recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The maximum anniversary value benefit base for MarketLock for Life is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

     SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE: The optional SunAmerica Income Plus and SunAmerica Income Builder features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The SunAmerica Income Plus feature is offered in FSA Polaris Platinum III, FSA Polaris Choice III, FSA Polaris Choice IV, FSA Polaris Platinum O-Series, FSA Polaris Advantage, FSA Polaris Advantage II, FSA Polaris Retirement Protector and FSA Polaris Preferred Solution. The SunAmerica Income Builder feature is offered in FSA Polaris Platinum III, FSA Polaris Choice III, FSA Polaris Choice IV, FSA Polaris Advantage, FSA Polaris Advantage II, FSA and FSA Polaris Preferred Solution. The annual fee ranges from 0.60% to 2.20% for one covered person and from 0.60% to 2.70% for two covered persons, of the maximum anniversary value benefit base, deducted quarterly from the contract value and recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The fee may change after the first year based on an

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     index of market volatility. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first five years, adjusted for withdrawals plus a credit, if eligible, or the maximum anniversary date contract value.

     PREMIUM BASED CHARGE: For the Polaris Platinum O-Series product, an up-front sales charge is applied against the gross purchase payments made on the contract. The sales charge ranges from 1.25% to 5.00% of the gross purchase payment invested, depending on the investment amount and the year of receipt and is paid to the Company. The charge is deducted from the contract value on a quarterly basis over a period of seven years and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. PREMIUM TAXES: Certain states charge the Company a premium tax on purchase payments up to a maximum of 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct any premium taxes when a purchase payment is made or upon surrender of the contract. Premium taxes are deducted from purchases when a contract annuitizes in the Statements of Changes in Net Assets.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2011 consist of the following:

                                                              Cost of Shares   Proceeds from
Variable Account:                                                Acquired       Shares Sold
-----------------                                             ---------------  --------------
ANCHOR TRUST:
Asset Allocation Portfolio (Class 1)                          $       337,430  $      959,457
Capital Appreciation Portfolio (Class 1)                              439,355       2,332,998
Government and Quality Bond Portfolio (Class 1)                       551,023       1,752,106
Growth Portfolio (Class 1)                                            154,924       1,230,032
Natural Resources Portfolio (Class 1)                               1,126,166       1,683,478
Asset Allocation Portfolio (Class 3)                                  694,257         676,336
Capital Appreciation Portfolio (Class 3)                            3,321,886       3,020,522
Government and Quality Bond Portfolio (Class 3)                     6,698,875       7,110,397
Growth Portfolio (Class 3)                                            375,864       1,148,755
Natural Resources Portfolio (Class 3)                               3,340,997       1,503,570

SUNAMERICA TRUST:
Aggressive Growth Portfolio (Class 1)                         $        91,822  $      273,219
Alliance Growth Portfolio (Class 1)                                   331,949       2,141,245
Balanced Portfolio (Class 1)                                           84,974         850,324
Blue Chip Growth Portfolio (Class 1)                                   30,647         273,908
Capital Growth Portfolio (Class 1)                                     39,359         141,577
Cash Management Portfolio (Class 1)                                 1,414,725       2,409,900
Corporate Bond Portfolio (Class 1)                                    681,807       1,295,497
Davis Venture Value Portfolio (Class 1)                               322,818       3,365,403
"Dogs" of Wall Street Portfolio (Class 1)                             149,560         407,825
Emerging Markets Portfolio (Class 1)                                  139,960         993,785
Equity Opportunities Portfolio (Class 1)                               16,014         546,739
Fundamental Growth Portfolio (Class 1)                                 20,712         462,993
Global Bond Portfolio (Class 1)                                       233,796         756,886
Global Equities Portfolio (Class 1)                                    54,512         540,917
Growth Opportunities Portfolio (Class 1)                               87,444         210,813
Growth-Income Portfolio (Class 1)                                     119,083       1,470,963
High-Yield Bond Portfolio (Class 1)                                 1,185,825       1,651,218
International Diversified Equities Portfolio (Class 1)                361,712         590,532
International Growth and Income Portfolio (Class 1)                   268,234         713,686
MFS Massachusetts Investors Trust Portfolio (Class 1)                  47,461         741,268
MFS Total Return Portfolio (Class 1)                                  229,929       2,068,295
Mid-Cap Growth Portfolio (Class 1)                                    144,134         740,601
Real Estate Portfolio (Class 1)                                       140,003         604,928

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                              Cost of Shares   Proceeds from
Variable Account:                                                Acquired       Shares Sold
-----------------                                             ---------------  --------------
SUNAMERICA TRUST (continued):
Technology Portfolio (Class 1)                                $        48,887  $       99,770
Telecom Utility Portfolio (Class 1)                                    92,509         217,896
Total Return Bond Portfolio (Class 1)                                 336,886         871,194
Aggressive Growth Portfolio (Class 3)                                 694,223         255,898
Alliance Growth Portfolio (Class 3)                                   287,430       1,323,885
American Funds Asset Allocation SAST Portfolio (Class 3)            1,347,821         151,314
American Funds Global Growth SAST Portfolio (Class 3)               7,162,042       1,019,719
American Funds Growth SAST Portfolio (Class 3)                      2,975,639         736,591
American Funds Growth-Income SAST Portfolio (Class 3)               1,549,941         743,995
Balanced Portfolio (Class 3)                                          614,730         236,734
Blue Chip Growth Portfolio (Class 3)                                1,422,362         418,716
Capital Growth Portfolio (Class 3)                                     25,845         393,535
Cash Management Portfolio (Class 3)                                 3,337,069       3,599,682
Corporate Bond Portfolio (Class 3)                                  8,529,650       5,116,249
Davis Venture Value Portfolio (Class 3)                             3,991,353       3,406,237
"Dogs" of Wall Street Portfolio (Class 3)                             638,085         388,617
Emerging Markets Portfolio (Class 3)                                2,656,438       1,788,243
Equity Opportunities Portfolio (Class 3)                               20,480         253,960
Foreign Value Portfolio (Class 3)                                   8,768,635       2,677,788
Fundamental Growth Portfolio (Class 3)                                229,102         500,974
Global Bond Portfolio (Class 3)                                     3,148,542       1,866,269
Global Equities Portfolio (Class 3)                                   379,127         725,626
Growth Opportunities Portfolio (Class 3)                            3,236,152       1,151,485
Growth-Income Portfolio (Class 3)                                   1,558,733         424,231
High-Yield Bond Portfolio (Class 3)                                 1,136,460       1,259,757
International Diversified Equities Portfolio (Class 3)              1,001,254       1,495,489
International Growth and Income Portfolio (Class 3)                 1,661,332       1,493,262
Marsico Focused Growth Portfolio (Class 3)                          1,437,626         749,003
MFS Massachusetts Investors Trust Portfolio (Class 3)               4,127,768       1,025,510
MFS Total Return Portfolio (Class 3)                                1,144,540       1,315,924
Mid-Cap Growth Portfolio (Class 3)                                  1,270,092         884,727
Real Estate Portfolio (Class 3)                                     2,728,168       1,898,381
Small & Mid Cap Value Portfolio (Class 3)                           6,884,848       3,921,743
Small Company Value Portfolio (Class 3)                             3,341,926       1,453,797
Technology Portfolio (Class 3)                                        105,491         397,223
Telecom Utility Portfolio (Class 3)                                   156,009         107,723
Total Return Bond Portfolio (Class 3)                              15,010,130       5,345,269

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                              Cost of Shares   Proceeds from
Variable Account:                                                Acquired       Shares Sold
-----------------                                             ---------------  --------------
INVESCO FUNDS (Series II):
Invesco Van Kampen V.I. Capital Growth Fund                   $       551,738  $      672,169
Invesco Van Kampen V.I. Comstock Fund                               3,763,381       1,563,045
Invesco Van Kampen V.I. Growth and Income Fund                      5,010,156       2,790,172

PRINCIPAL FUNDS, INC. (Class 2):
Diversified International Account                             $         3,317  $       57,523
Equity Income Account                                                  37,243         257,603
Government & High Quality Bond Account                                     95           1,706
Income Account                                                        352,599         425,791
LargeCap Blend Account II                                                 736          29,540
LargeCap Growth Account                                                 7,008          18,155
MidCap Blend Account                                                   18,196         350,973
Money Market Account                                                        0          97,696
Principal Capital Appreciation Account                                  2,397          62,088
Real Estate Securities Account                                          7,053             332
SAM Balanced Portfolio                                                237,570       1,146,923
SAM Conservative Balanced Portfolio                                    13,302         161,879
SAM Conservative Growth Portfolio                                      20,634         614,525
SAM Flexible Income Portfolio                                          27,944         184,054
SAM Strategic Growth Portfolio                                          4,274           6,988
Short-Term Income Account                                                 765           2,272
SmallCap Growth Account II                                             30,679           1,731

COLUMBIA TRUST I (Class 1):
Columbia Variable Portfolio - High Income Fund                $        46,999  $      157,815
Columbia Variable Portfolio - Marsico Focused Equities Fund            97,906          95,944

AMERICAN FUNDS INSURANCE SERIES (Class 2):
Asset Allocation Fund                                         $        84,748  $      309,018
Global Growth Fund                                                    746,988       1,849,246
Growth Fund                                                           298,506       2,070,531
Growth-Income Fund                                                    451,780       1,965,420

LORD ABBETT SERIES FUNDS, INC. (Class VC):
Growth and Income Portfolio                                   $     2,123,242  $    1,243,579
Mid Cap Value Portfolio                                                 9,525          29,580

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                              Cost of Shares   Proceeds from
Variable Account:                                                Acquired       Shares Sold
-----------------                                             ---------------  --------------
MTB GROUP OF FUNDS:
MTB Managed Allocation Fund - Moderate Growth II              $         3,781  $       14,328

FRANKLIN TEMPLETON TRUST (Class 2):
Franklin Income Securities Fund                               $     4,034,375  $      562,941
Franklin Templeton VIP Founding Funds Allocation Fund                 750,311         435,317

SEASONS SERIES TRUST (Class 3):
Allocation Balanced Portfolio                                 $     2,983,351  $      147,656
Allocation Growth Portfolio                                         1,244,514          89,888
Allocation Moderate Portfolio                                       5,528,978         278,299
Allocation Moderate Growth Portfolio                                3,536,766         161,024
Real Return Portfolio                                               5,845,340       1,067,900

6.   OTHER MATTERS

     The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

7.   UNIT VALUES

     A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the periods ended December 31, 2011, 2010, 2009, 2008, and 2007, follows:

                          At December 31                                            For the Year Ended December 31
-----------------------------------------------------------------  --------------------------------------------------------------
                                   Unit Fair Value                 Expense Ratio     Investment           Total Return
                                       Lowest to       Net Assets      Lowest          Income               Lowest to
Year                 Units         Highest ($) (6)         ($)     to Highest (1)     Ratio (2)            Highest (3)
-----------------------------    ------------------    ----------  --------------  -------------  -------------------------------
Asset Allocation Portfolio (Class 1)
2011                143,089               27.51        3,936,229           1.52%       2.69%                       -0.60%
2010                167,038               27.67        4,621,742           1.52%       2.66%                       12.14%
2009                195,126               24.68        4,814,637           1.52%       3.72%                       20.46%
2008                234,020               20.49        4,793,858           1.52%       2.96%                      -24.21%
2007                312,307               27.03        8,441,259           1.52%       2.73%                        6.81%

Capital Appreciation Portfolio (Class 1)
2011                176,146               48.00        8,454,460           1.52%       0.00%                       -8.45%
2010                208,358               52.43       10,923,513           1.52%       0.13%                       20.88%
2009                251,946               43.37       10,927,035           1.52%       0.00%                       34.70%
2008                326,438               32.20       10,510,598           1.52%       0.00%                      -41.25%
2007                431,219               54.81       23,633,281           1.52%       0.33%                       25.78%

Government and Quality Bond Portfolio (Class 1)
2011                270,324               21.03        5,686,495           1.52%       3.10%                        5.47%
2010                335,382               19.94        6,688,777           1.52%       3.72%                        3.41%
2009                445,901               19.28        8,599,798           1.52%       4.56%                        2.69%
2008                644,341               18.78       12,100,714           1.52%       3.96%                        2.76%
2007                774,986               18.27       14,162,953           1.52%       3.74%                        4.69%

Growth Portfolio (Class 1)
2011                127,178               30.92        3,931,732           1.52%       0.72%                       -7.67%
2010                158,514               33.48        5,308,109           1.52%       0.69%                       12.42%
2009                202,291               29.78        6,025,306           1.52%       1.10%                       36.31%
2008                236,291               21.85        5,163,243           1.52%       0.73%                      -41.32%
2007                309,303               37.23       11,517,240           1.52%       0.69%                        8.53%

Natural Resources Portfolio (Class 1)
2011                 52,720               46.36        2,444,338           1.52%       0.69%                      -21.47%
2010                 81,131               59.04        4,789,715           1.52%       0.87%                       14.45%
2009                 93,613               51.58        4,829,005           1.52%       1.44%                       55.68%
2008                105,729               33.13        3,503,249           1.52%       0.89%                      -50.56%
2007                140,008               67.01        9,382,357           1.52%       1.09%                       38.09%

Asset Allocation Portfolio (Class 3)
2011                121,539      11.14 to 15.30 (4)    2,915,098  0.85% to 1.90%       2.53%       -1.22%      to  -0.18% (5)
2010                112,788      15.32 to 26.73 (4)    2,954,106  0.85% to 1.77%       2.58%       11.58%      to  12.61%
2009                107,044      13.61 to 23.95 (4)    2,499,747  0.85% to 1.77%       3.52%       19.85%      to  20.96% (5)
2008                113,415      11.25 to 19.98 (4)    2,236,326  0.85% to 1.77%       2.98%      -24.59%      to -23.89%
2007                107,800      26.50 to 26.60 (4)    2,865,079  1.52% to 1.77%       2.66%        6.28%      to   6.54%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

7.   UNIT VALUES (continued)

                          At December 31                                            For the Year Ended December 31
-----------------------------------------------------------------  --------------------------------------------------------------
                                   Unit Fair Value                 Expense Ratio     Investment           Total Return
                                       Lowest to       Net Assets      Lowest          Income               Lowest to
Year                 Units         Highest ($) (6)         ($)     to Highest (1)     Ratio (2)            Highest (3)
-----------------------------    ------------------    ----------  --------------  -------------  -------------------------------
Capital Appreciation Portfolio (Class 3)
2011                570,910      11.57 to 15.85 (4)   17,657,304  0.85% to 1.90%       0.00%       -9.03%      to  -8.06% (5)
2010                462,104      12.72 to 17.24 (4)   18,656,195  0.85% to 1.90%       0.00%       20.12%      to  21.39%
2009                457,119      10.59 to 14.20 (4)   16,185,271  0.85% to 1.90%       0.00%       33.85%      to  35.26%
2008                483,122       7.91 to 10.50 (4)   12,995,503  0.85% to 1.90%       0.00%      -41.63%      to -41.01%
2007                415,143      17.79 to 53.43 (4)   20,055,223  0.85% to 1.77%       0.15%       25.16%      to  26.32%

Government and Quality Bond Portfolio (Class 3)
2011              1,665,905      11.85 to 16.87 (4)   30,659,805  0.85% to 1.90%       3.00%        4.81%      to   5.92% (5)
2010              1,623,236      11.31 to 15.93 (4)   30,088,192  0.85% to 1.90%       3.67%        2.76%      to   3.84%
2009              1,567,119      11.00 to 15.34 (4)   28,711,309  0.85% to 1.90%       4.68%        2.05%      to   3.13%
2008              1,449,095      10.78 to 14.88 (4)   26,105,975  0.85% to 1.90%       4.08%        2.12%      to   3.19%
2007              1,343,538      14.42 to 17.76 (4)   23,995,800  0.85% to 1.77%       3.76%        4.17%      to   5.13% (5)

Growth Portfolio (Class 3)
2011                223,448       9.50 to 11.60 (4)    6,213,429  0.85% to 1.90%       0.46%       -8.25%      to  -7.28% (5)
2010                240,347      10.35 to 12.51 (4)    7,439,278  0.85% to 1.90%       0.51%       11.72%      to  12.90%
2009                271,693       9.26 to 11.08 (4)    7,462,189  0.85% to 1.90%       0.78%       35.45%      to  36.88% (5)
2008                316,917       6.84 to  8.09 (4)    6,474,338  0.85% to 1.90%       0.45%      -41.69%      to -41.07%
2007                283,565      36.24 to 36.76 (4)   10,375,610  1.52% to 1.77%       0.49%        8.00%      to   8.27% (5)

Natural Resources Portfolio (Class 3)
2011                194,691       9.66 to  9.75 (4)    6,838,485  0.85% to 1.90%       0.45%      -21.96%      to -21.14% (5)
2010                171,249      12.36 to 12.38 (4)    8,758,603  0.85% to 1.90%       0.70%       13.73%      to  14.93%
2009                188,193      10.75 to 10.89 (4)    8,506,937  0.85% to 1.90%       1.12%       54.71%      to  56.34% (5)
2008                189,295       6.88 to  7.04 (4)    5,574,546  0.85% to 1.90%       0.67%      -50.87%      to -50.35%
2007                136,467      13.85 to 65.23 (4)    8,543,766  0.85% to 1.77%       1.01%       37.40%      to  38.67%

Aggressive Growth Portfolio (Class 1)
2011                137,650               12.83        1,766,472           1.52%       0.00%                       -3.46%
2010                149,133               13.29        1,982,324           1.52%       0.00%                       19.34%
2009                179,178               11.14        1,995,706           1.52%       0.14%                       38.36%
2008                224,748                8.05        1,809,108           1.52%       0.58%                      -53.35%
2007                311,668               17.25        5,378,067           1.52%       0.54%                       -1.99%

Alliance Growth Portfolio (Class 1)
2011                270,337               31.70        8,570,431           1.52%       0.47%                       -3.77%
2010                321,763               32.94       10,600,856           1.52%       0.83%                        8.58%
2009                384,009               30.34       11,652,077           1.52%       0.60%                       38.91%
2008                470,096               21.84       10,268,696           1.52%       0.15%                      -41.63%
2007                605,572               37.42       22,663,561           1.52%       0.05%                       12.88%

Balanced Portfolio (Class 1)
2011                173,860               16.84        2,927,929           1.52%       1.70%                        0.73%
2010                219,622               16.72        3,671,768           1.52%       1.93%                       10.15%
2009                264,181               15.18        4,009,735           1.52%       3.39%                       22.16%
2008                300,550               12.43        3,734,308           1.52%       3.19%                      -27.01%
2007                390,821               17.02        6,652,880           1.52%       2.77%                        3.81%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

7.   UNIT VALUES (continued)

                          At December 31                                            For the Year Ended December 31
-----------------------------------------------------------------  -------------------------------------------------------
                                   Unit Fair Value                 Expense Ratio     Investment           Total Return
                                       Lowest to       Net Assets      Lowest          Income               Lowest to
Year                 Units         Highest ($) (6)         ($)     to Highest (1)     Ratio (2)            Highest (3)
-----------------------------    ------------------    ----------  --------------  -------------  ------------------------
Blue Chip Growth Portfolio (Class 1)
2011                 91,243                5.96          544,131           1.52%       0.20%                   -7.01%
2010                127,188                6.41          815,508           1.52%       0.30%                   10.82%
2009                154,942                5.78          896,360           1.52%       0.32%                   34.78%
2008                206,094                4.29          884,535           1.52%       0.41%                  -39.92%
2007                283,134                7.14        2,022,555           1.52%       0.35%                   12.35%

Capital Growth Portfolio (Class 1)
2011                 45,633                7.30          333,336           1.52%       0.00%                   -2.80%
2010                 59,148                7.51          444,458           1.52%       0.00%                    7.59%
2009                 79,753                6.98          556,944           1.52%       0.00%                   41.33%
2008                122,752                4.94          606,454           1.52%       0.00%                  -45.99%
2007                112,149                9.15        1,025,914           1.52%       1.13%                   11.84%

Cash Management Portfolio (Class 1)
2011                264,303               13.07        3,453,450           1.52%       0.00%                   -1.78%
2010                335,271               13.30        4,460,124           1.52%       0.00%                   -1.74%
2009                457,045               13.54        6,187,757           1.52%       2.10%                   -1.46%
2008                801,601               13.74       11,013,417           1.52%       3.79%                   -0.35%
2007                838,478               13.79       11,560,079           1.52%       3.59%                    2.93%

Corporate Bond Portfolio (Class 1)
2011                163,105               25.03        4,082,209           1.52%       6.11%                    4.81%
2010                197,070               23.88        4,706,128           1.52%       6.08%                    9.30%
2009                245,067               21.85        5,354,550           1.52%       5.91%                   29.00%
2008                277,466               16.94        4,699,639           1.52%       4.21%                   -9.17%
2007                376,365               18.65        7,018,427           1.52%       3.75%                    3.89%

Davis Venture Value Portfolio (Class 1)
2011                451,534               33.90       15,306,444           1.52%       1.26%                   -5.67%
2010                535,366               35.94       19,240,382           1.52%       0.75%                   10.49%
2009                616,932               32.53       20,066,885           1.52%       1.59%                   31.49%
2008                759,922               24.74       18,798,296           1.52%       1.57%                  -39.09%
2007                998,715               40.62       40,562,908           1.52%       0.84%                    4.06%

"Dogs" of Wall Street Portfolio (Class 1)
2011                 80,349               13.78        1,107,124           1.52%       2.20%                   10.98%
2010                101,592               12.42        1,261,303           1.52%       2.83%                   14.98%
2009                107,196               10.80        1,157,504           1.52%       4.78%                   18.34%
2008                127,465                9.13        1,163,088           1.52%       3.31%                  -27.70%
2007                161,862               12.62        2,042,844           1.52%       2.40%                   -3.41%

Emerging Markets Portfolio (Class 1)
2011                135,746               16.92        2,296,390           1.52%       0.54%                  -27.20%
2010                175,647               23.24        4,081,928           1.52%       1.42%                   16.73%
2009                202,309               19.91        4,027,781           1.52%       0.00%                   73.99%
2008                242,671               11.44        2,776,870           1.52%       1.43%                  -57.27%
2007                343,033               26.78        9,186,700           1.52%       1.83%                   39.25%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

7.   UNIT VALUES (continued)

                          At December 31                                            For the Year Ended December 31
-----------------------------------------------------------------  ---------------------------------------------------
                                   Unit Fair Value                 Expense Ratio     Investment       Total Return
                                       Lowest to       Net Assets      Lowest          Income           Lowest to
Year                 Units         Highest ($) (6)         ($)     to Highest (1)     Ratio (2)        Highest (3)
-----------------------------    ------------------    ----------  --------------  -------------  --------------------
Equity Opportunities Portfolio (Class 1)
2011                114,953               18.40        2,114,930           1.52%       0.55%                  -1.61%
2010                142,356               18.70        2,662,042           1.52%       0.71%                  15.32%
2009                198,476               16.22        3,219,225           1.52%       1.31%                  30.10%
2008                268,348               12.46        3,345,205           1.52%       1.58%                 -39.40%
2007                289,893               20.57        5,963,389           1.52%       1.66%                  -1.40%

Fundamental Growth Portfolio (Class 1)
2011                137,347               16.84        2,312,425           1.52%       0.00%                  -6.91%
2010                159,810               18.09        2,890,226           1.52%       0.00%                  15.24%
2009                200,267               15.69        3,142,876           1.52%       0.00%                  33.93%
2008                231,949               11.72        2,717,945           1.52%       0.00%                 -45.67%
2007                279,353               21.57        6,025,255           1.52%       0.00%                  13.41%

Global Bond Portfolio (Class 1)
2011                 84,541               23.73        2,005,755           1.52%       2.19%                   4.16%
2010                108,917               22.78        2,481,099           1.52%       4.06%                   4.68%
2009                125,515               21.77        2,731,498           1.52%       3.29%                   5.88%
2008                150,429               20.56        3,092,067           1.52%       3.00%                   4.07%
2007                163,504               19.75        3,229,381           1.52%       0.58%                   9.70%

Global Equities Portfolio (Class 1)
2011                 89,736               18.72        1,679,795           1.52%       0.89%                 -11.74%
2010                113,022               21.20        2,396,953           1.52%       1.78%                  12.62%
2009                126,957               18.83        2,390,781           1.52%       2.80%                  27.45%
2008                173,662               14.77        2,565,924           1.52%       2.18%                 -44.25%
2007                215,330               26.50        5,706,422           1.52%       1.15%                  10.18%

Growth Opportunities Portfolio (Class 1)
2011                 60,075                5.88          353,280           1.52%       0.00%                  -3.84%
2010                 81,488                6.12          498,327           1.52%       0.00%                  22.46%
2009                 96,120                4.99          479,989           1.52%       0.00%                  16.47%
2008                131,247                4.29          562,699           1.52%       0.00%                 -36.85%
2007                139,965                6.79          950,205           1.52%       0.00%                  19.73%

Growth-Income Portfolio (Class 1)
2011                232,575               28.83        6,704,614           1.52%       0.90%                   6.71%
2010                279,243               27.02        7,545,147           1.52%       0.94%                   9.82%
2009                324,465               24.60        7,982,777           1.52%       1.40%                  26.24%
2008                419,150               19.49        8,168,268           1.52%       1.04%                 -43.77%
2007                558,140               34.65       19,342,480           1.52%       0.88%                   9.44%

High-Yield Bond Portfolio (Class 1)
2011                192,840               22.80        4,396,400           1.52%       7.00%                   2.71%
2010                222,731               22.20        4,944,132           1.52%       9.42%                  12.88%
2009                268,143               19.67        5,273,300           1.52%       8.60%                  39.88%
2008                242,408               14.06        3,407,990           1.52%       9.95%                 -33.18%
2007                436,769               21.04        9,189,786           1.52%       7.21%                  -0.15%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

7.   UNIT VALUES (continued)

                          At December 31                                            For the Year Ended December 31
-----------------------------------------------------------------  -----------------------------------------------------
                                   Unit Fair Value                 Expense Ratio     Investment       Total Return
                                       Lowest to       Net Assets      Lowest          Income           Lowest to
Year                 Units         Highest ($) (6)         ($)     to Highest (1)     Ratio (2)        Highest (3)
-----------------------------    ------------------    ----------  --------------  -------------  ----------------------
International Diversified Equities Portfolio (Class 1)
2011                219,294               11.28        2,473,243           1.52%       2.14%                   -15.89%
2010                239,473               13.41        3,211,131           1.52%       4.16%                     6.86%
2009                274,122               12.55        3,439,741           1.52%       1.36%                    27.20%
2008                385,914                9.86        3,806,888           1.52%       3.31%                   -40.38%
2007                465,852               16.54        7,707,529           1.52%       1.98%                    13.61%

International Growth and Income Portfolio (Class 1)
2011                177,099               11.99        2,122,850           1.52%       2.94%                   -15.09%
2010                213,130               14.12        3,008,942           1.52%       4.11%                     5.48%
2009                260,669               13.39        3,488,884           1.52%       0.00%                    25.83%
2008                329,822               10.64        3,508,360           1.52%       2.67%                   -46.73%
2007                499,348               19.97        9,970,653           1.52%       1.53%                     5.55%

MFS Massachusetts Investors Trust Portfolio (Class 1)
2011                118,888               22.48        2,672,873           1.52%       0.65%                    -3.39%
2010                147,097               23.27        3,423,158           1.52%       0.94%                     9.51%
2009                174,253               21.25        3,702,865           1.52%       1.37%                    24.83%
2008                215,894               17.02        3,675,337           1.52%       0.93%                   -33.46%
2007                303,773               25.58        7,771,754           1.52%       1.11%                     8.91%

MFS Total Return Portfolio (Class 1)
2011                202,515               28.13        5,696,629           1.52%       2.54%                     0.39%
2010                269,183               28.02        7,542,641           1.52%       2.86%                     8.38%
2009                325,970               25.85        8,429,102           1.52%       3.75%                    16.69%
2008                414,277               22.16        9,179,787           1.52%       3.06%                   -23.20%
2007                560,824               28.85       16,180,092           1.52%       2.49%                     2.67%

Mid-Cap Growth Portfolio (Class 1)
2011                173,009               11.23        1,944,182           1.52%       0.00%                    -7.35%
2010                217,968               12.13        2,643,570           1.52%       0.00%                    23.56%
2009                267,269                9.81        2,623,238           1.52%       0.00%                    40.28%
2008                313,833                7.00        2,195,718           1.52%       0.00%                   -44.22%
2007                388,873               12.54        4,877,307           1.52%       0.24%                    15.18%

Real Estate Portfolio (Class 1)
2011                 71,959               23.67        1,703,348           1.52%       0.93%                     6.52%
2010                 91,472               22.22        2,032,726           1.52%       1.81%                    18.09%
2009                104,904               18.82        1,974,109           1.52%       2.21%                    27.83%
2008                133,956               14.72        1,971,981           1.52%       3.00%                   -44.74%
2007                183,435               26.64        4,886,772           1.52%       1.28%                   -15.64%

Technology Portfolio (Class 1)
2011                101,740                2.27          231,328           1.52%       0.00%                    -6.81%
2010                122,750                2.44          299,442           1.52%       0.00%                    18.45%
2009                138,511                2.06          285,225           1.52%       0.00%                    48.14%
2008                194,798                1.39          270,717           1.52%       0.00%                   -51.88%
2007                272,152                2.89          785,794           1.52%       0.00%                    20.10%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

7.   UNIT VALUES (continued)

                          At December 31                                            For the Year Ended December 31
-----------------------------------------------------------------  --------------------------------------------------------------
                                   Unit Fair Value                 Expense Ratio     Investment           Total Return
                                       Lowest to       Net Assets      Lowest          Income               Lowest to
Year                 Units         Highest ($) (6)         ($)     to Highest (1)     Ratio (2)            Highest (3)
-----------------------------    ------------------    ----------  --------------  -------------  -------------------------------
Telecom Utility Portfolio (Class 1)
2011                 55,016               16.98          933,891           1.52%       2.30%                        4.66%
2010                 63,117               16.22        1,023,673           1.52%       2.74%                       11.87%
2009                 79,279               14.50        1,149,385           1.52%       5.55%                       30.07%
2008                 97,398               11.15        1,085,585           1.52%       2.46%                      -38.39%
2007                118,963               18.09        2,152,052           1.52%       2.85%                       19.09%

Total Return Bond Portfolio (Class 1)
2011                 79,186               27.77        2,198,647           1.52%       1.48%                        4.76%
2010                100,163               26.51        2,654,724           1.52%       2.75%                        4.74%
2009                100,191               25.31        2,535,349           1.52%       2.06%                        9.91%
2008                 98,057               23.03        2,257,658           1.52%       3.34%                        3.49%
2007                122,457               22.25        2,724,530           1.52%       6.26%                        3.96%

Aggressive Growth Portfolio (Class 3)
2011                155,748       8.00 to  8.07 (4)    1,747,315  0.85% to 1.90%       0.00%       -4.06%      to  -3.05% (5)
2010                106,400       8.33 to 12.70 (4)    1,360,440  0.85% to 1.77%       0.00%       18.74%      to  19.84%
2009                 95,750       6.95 to 10.69 (4)    1,033,878  0.85% to 1.77%       0.00%       37.68%      to  38.95% (5)
2008                106,908       5.00 to  7.77 (4)      840,266  0.85% to 1.77%       0.31%      -53.63%      to -53.20%
2007                110,612      16.75 to 16.98        1,871,727  1.52% to 1.77%       0.42%       -2.42%      to  -2.17%

Alliance Growth Portfolio (Class 3)
2011                231,379       7.99 to  9.88 (4)    6,506,568  0.85% to 1.90%       0.22%       -4.38%      to  -3.37% (5)
2010                252,380       8.27 to 10.33 (4)    7,706,835  0.85% to 1.90%       0.63%        7.88%      to   9.03%
2009                285,087       7.58 to  9.57 (4)    8,095,527  0.85% to 1.90%       0.35%       38.05%      to  39.49% (5)
2008                339,943       5.44 to 21.04 (4)    6,984,689  0.85% to 1.77%       0.00%      -41.93%      to -41.39%
2007                364,831       9.27 to 36.22 (4)   12,940,033  0.85% to 1.77%       0.00%       12.31%      to  13.35%

American Funds Asset Allocation SAST Portfolio (Class 3)
2011                369,629       9.94 to 10.19        3,740,439  1.30% to 1.90%       1.20%       -0.92%      to  -0.32%
2010                250,490      10.03 to 10.22        2,549,027  1.30% to 1.90%       1.31%        9.89%      to  10.56%
2009                201,680       9.18 to  9.25        1,861,924  1.30% to 1.77%       2.25%       20.49% (10) to  21.23% (5)
2008                138,834       7.57 to  7.61        1,055,958  1.52% to 1.77%       1.26%      -31.07%      to -30.90%
2007                 60,994      10.99 to 11.02          671,855  1.52% to 1.77%       0.06%        4.36%      to   4.61% (5)

American Funds Global Growth SAST Portfolio (Class 3)
2011              1,511,364       9.94 to 10.33 (4)   15,190,715  1.15% to 1.90%       0.86%      -10.86%      to -10.18%
2010                933,887      11.15 to 11.50 (4)   10,474,017  1.15% to 1.90%       0.72%        9.31%      to  10.13%
2009                637,110      10.20 to 10.33 (4)    6,514,268  1.30% to 1.90%       2.29%       35.98% (10) to  39.09% (5)
2008                549,023       7.33 to  7.34 (4)    4,022,172  1.52% to 1.90%       1.38%      -39.78%      to -39.55%
2007                176,891      12.10 to 12.14        2,144,751  1.52% to 1.77%       0.00%       12.43%      to  12.71% (5)

American Funds Growth SAST Portfolio (Class 3)
2011              1,076,684       9.46 to  9.82       10,364,551  1.15% to 1.90%       0.35%       -6.37%      to  -5.66%
2010                841,974      10.11 to 10.41        8,634,546  1.15% to 1.90%       0.26%       16.10%      to  16.97%
2009                742,619       8.71 to  8.81 (4)    6,542,389  1.30% to 1.90%       1.75%       29.25% (10) to  36.33% (5)
2008                686,499       6.39 to  6.46        4,423,666  1.52% to 1.90%       0.54%      -45.23%      to -45.03%
2007                165,497      11.71 to 11.75        1,943,365  1.52% to 1.77%       0.02%        9.97%      to  10.24% (5)

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

7.   UNIT VALUES (continued)

                          At December 31                                            For the Year Ended December 31
-----------------------------------------------------------------  --------------------------------------------------------------
                                   Unit Fair Value                 Expense Ratio     Investment           Total Return
                                       Lowest to       Net Assets      Lowest          Income               Lowest to
Year                 Units         Highest ($) (6)         ($)     to Highest (1)     Ratio (2)            Highest (3)
-----------------------------    ------------------    ----------  --------------  -------------  -------------------------------
American Funds Growth-Income SAST Portfolio (Class 3)
2011              1,012,820       9.00 to  9.34 (4)    9,111,381  1.15% to 1.90%       1.00%       -3.98%      to  -3.26%
2010                919,889       9.38 to  9.66 (4)    8,579,915  1.15% to 1.90%       1.07%        8.98%      to   9.80%
2009                892,987       8.60 to  8.70 (4)    7,615,960  1.30% to 1.90%       2.21%       27.24% (10) to  28.34% (5)
2008                787,320       6.63 to  6.70 (4)    5,213,567  1.52% to 1.90%       0.94%      -39.22%      to -38.99%
2007                270,753      10.83 to 10.86 (4)    2,938,575  1.52% to 1.77%       0.04%        2.80%      to   3.06% (5)

Balanced Portfolio (Class 3)
2011                103,301      10.22 to 10.56 (4)    1,489,774  0.85% to 1.90%       1.80%        0.10%      to   1.16% (5)
2010                 70,391      10.10 to 10.55 (4)    1,097,844  0.85% to 1.90%       1.78%        9.46%      to  10.61%
2009                 67,333       9.64 to  9.80 (4)      983,825  1.30% to 1.90%       3.63%       21.39%      to  21.78% (10)(5)
2008                 48,569      12.01 to 12.21          592,743  1.52% to 1.77%       3.00%      -27.35%      to -27.17%
2007                 63,949      16.53 to 16.76        1,067,741  1.52% to 1.77%       2.85%        3.30%      to   3.56%

Blue Chip Growth Portfolio (Class 3)
2011                475,428       5.85 to  9.66 (4)    3,249,696  0.85% to 1.90%       0.01%       -7.60%      to  -6.62% (5)
2010                362,712       6.26 to 10.45 (4)    2,418,348  0.85% to 1.90%       0.08%       10.12%      to  11.29%
2009                263,250       5.63 to  9.49 (4)    1,506,109  0.85% to 1.90%       0.05%       33.93%      to  35.34% (5)
2008                269,789       4.15 to  4.16 (4)    1,135,923  0.85% to 1.77%       0.19%      -40.22%      to -39.67%
2007                233,074       6.89 to  6.94 (4)    1,639,385  0.85% to 1.77%       0.13%       11.79%      to  12.82%

Capital Growth Portfolio (Class 3)
2011                339,170       7.60 to  9.27 (4)    2,443,923  0.85% to 1.90%       0.00%       -3.41%      to  -2.39% (5)
2010                383,669       7.78 to  9.60 (4)    2,849,462  0.85% to 1.90%       0.00%        6.91%      to   8.04%
2009                391,049       7.21 to  8.98 (4)    2,712,195  0.85% to 1.90%       0.00%       40.45%      to  41.93% (5)
2008                433,824       5.08 to  6.39 (4)    2,135,117  0.85% to 1.90%       0.00%      -46.33%      to -45.76%
2007                220,270       8.95 to  9.36 (4)    1,981,845  0.85% to 1.77%       1.33%       11.30%      to  12.32% (5)

Cash Management Portfolio (Class 3)
2011                649,844       9.54 to 11.46 (4)    7,988,729  0.85% to 1.90%       0.00%       -2.40%      to  -1.37% (5)
2010                642,929       9.77 to 11.62 (4)    8,292,521  0.85% to 1.90%       0.00%       -2.36%      to  -1.33%
2009                982,999      10.01 to 11.78 (4)   12,943,778  0.85% to 1.90%       2.32%       -2.08%      to  -1.04% (5)
2008                879,922      10.22 to 11.90 (4)   11,757,288  0.85% to 1.90%       3.63%       -0.97%      to   0.07%
2007                664,280      11.89 to 13.39 (4)    8,999,290  0.85% to 1.77%       3.82%        2.42%      to   3.37%

Corporate Bond Portfolio (Class 3)
2011              1,303,058      13.85 to 20.99 (4)   26,865,014  0.85% to 1.90%       6.18%        4.15%      to   5.25% (5)
2010              1,091,023      13.30 to 19.94 (4)   23,678,761  0.85% to 1.90%       6.16%        8.61%      to   9.76%
2009              1,033,682      12.24 to 18.17 (4)   21,246,873  0.85% to 1.90%       6.17%       28.19%      to  29.54% (5)
2008              1,026,824       9.55 to 14.03 (4)   16,496,646  0.85% to 1.90%       4.62%       -9.74%      to  -8.79%
2007                800,282      15.38 to 18.09 (4)   14,478,797  0.85% to 1.77%       4.17%        3.37%      to   4.32% (5)

Davis Venture Value Portfolio (Class 3)
2011                964,666       9.17 to 13.84 (4)   22,261,094  0.85% to 1.90%       1.11%       -6.27%      to  -5.28% (5)
2010                771,070       9.78 to 14.62 (4)   22,892,016  0.85% to 1.90%       0.56%        9.80%      to  10.96%
2009                739,671       8.91 to 13.17 (4)   21,381,236  0.85% to 1.90%       1.31%       30.67%      to  32.05%
2008                770,465       6.82 to  9.98 (4)   17,448,927  0.85% to 1.90%       1.46%      -39.48%      to -38.84%
2007                690,684      16.31 to 39.45 (4)   26,666,455  0.85% to 1.77%       0.70%        3.54%      to   4.50%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

7.   UNIT VALUES (continued)

                          At December 31                                            For the Year Ended December 31
-----------------------------------------------------------------  --------------------------------------------------------------
                                   Unit Fair Value                 Expense Ratio     Investment           Total Return
                                       Lowest to       Net Assets      Lowest          Income               Lowest to
Year                 Units         Highest ($) (6)         ($)     to Highest (1)     Ratio (2)            Highest (3)
-----------------------------    ------------------    ----------  --------------  -------------  -------------------------------
"Dogs" of Wall Street Portfolio (Class 3)
2011                123,135      11.30 to 16.66        1,591,907  0.85% to 1.90%       2.19%       10.29%      to  11.45%  (5)
2010                101,208      10.25 to 14.95        1,212,786  0.85% to 1.90%       2.81%       14.26%      to  15.46%
2009                 98,526       8.97 to 12.94        1,034,956  0.85% to 1.90%       4.59%       17.60%      to  18.84%  (5)
2008                100,495       7.63 to 10.89          896,659  0.85% to 1.90%       3.22%      -28.16%      to -27.40%
2007                 95,823      12.28 to 15.00        1,190,708  0.85% to 1.77%       2.56%       -3.90%      to  -3.00%

Emerging Markets Portfolio (Class 3)
2011                509,657      10.09 to 21.54        7,696,678  0.85% to 1.90%       0.41%      -27.66%      to -26.90%  (5)
2010                422,559      13.94 to 29.47        9,266,456  0.85% to 1.90%       1.26%       16.00%      to  17.22%
2009                428,555      12.02 to 25.14        8,178,986  0.85% to 1.90%       0.00%       72.90%      to  74.72%  (5)
2008                521,630       6.95 to 14.39        5,754,527  0.85% to 1.90%       1.53%      -57.54%      to -57.09%
2007                357,660      26.01 to 33.53 (4)    9,414,141  0.85% to 1.77%       1.90%       38.57%      to  39.86%

Equity Opportunities Portfolio (Class 3)
2011                 64,246       9.37 to 12.06 (4)    1,103,418  0.85% to 1.90%       0.30%       -2.23%      to  -1.20%  (5)
2010                 75,916       9.59 to 12.21 (4)    1,345,023  0.85% to 1.90%       0.47%       14.59%      to  15.81%
2009                 89,751       8.37 to 10.54 (4)    1,382,672  0.85% to 1.90%       0.96%       29.28%      to  30.65%  (5)
2008                110,609       6.47 to  8.07 (4)    1,319,969  0.85% to 1.90%       1.25%      -39.79%      to -39.15%
2007                118,136      13.26 to 19.98 (4)    2,354,023  0.85% to 1.77%       1.58%       -1.90%      to  -0.99%

Foreign Value Portfolio (Class 3)
2011              1,934,825       8.13 to  8.51 (4)   22,799,895  0.85% to 1.90%       1.55%      -13.51%      to -12.60%  (5)
2010              1,291,691       9.40 to  9.74 (4)   19,729,242  0.85% to 1.90%       1.91%        0.99%      to   2.06%
2009              1,070,788       9.31 to  9.54 (4)   16,917,906  0.85% to 1.90%       2.63%       27.49%      to  28.84%  (5)
2008              1,053,691       7.30 to  7.41 (4)   13,190,881  0.85% to 1.90%       3.05%      -42.13%      to -41.52%
2007                873,777      12.66 to 22.06 (4)   19,274,063  0.85% to 1.77%       1.76%       12.06%      to  13.10%

Fundamental Growth Portfolio (Class 3)
2011                267,258       6.70 to  9.50 (4)    4,021,788  0.85% to 1.90%       0.00%       -7.49%      to  -6.51%  (5)
2010                275,046       7.16 to 10.27 (4)    4,526,957  0.85% to 1.90%       0.00%       14.52%      to  15.73%
2009                300,518       6.19 to  8.97 (4)    4,300,384  0.85% to 1.90%       0.00%       33.09%      to  34.49%  (5)
2008                307,030       4.60 to  6.74 (4)    3,290,405  0.85% to 1.90%       0.00%      -46.01%      to -45.44%
2007                129,053      20.94 to 21.24 (4)    2,713,773  1.52% to 1.77%       0.00%       12.93%      to  13.21%  (5)

Global Bond Portfolio (Class 3)
2011                418,048      12.92 to 18.02 (4)    8,000,645  0.85% to 1.90%       2.16%        3.50%      to   4.59%  (5)
2010                321,561      12.48 to 17.23 (4)    6,615,229  0.85% to 1.90%       4.06%        4.02%      to   5.12%
2009                276,313      12.00 to 16.39 (4)    5,634,101  0.85% to 1.90%       3.37%        5.21%      to   6.32%  (5)
2008                250,824      11.41 to 15.41 (4)    4,884,012  0.85% to 1.90%       3.34%        3.42%      to   4.51%
2007                143,376      14.75 to 19.13 (4)    2,710,602  0.85% to 1.77%       0.38%        9.15%      to  10.16%

Global Equities Portfolio (Class 3)
2011                112,822       8.36 to  8.75 (4)    1,679,816  0.85% to 1.90%       0.79%      -12.29%      to -11.37%  (5)
2010                114,635       9.53 to  9.74 (4)    2,228,858  0.85% to 1.90%       1.48%       11.91%      to  13.09%
2009                100,765       8.52 to  8.65 (4)    1,772,927  1.30% to 1.90%       2.67%       26.65%      to  31.95% (10)
2008                 99,132       6.72 to 14.49 (4)    1,371,857  1.52% to 1.90%       2.08%      -44.54%      to -44.39%
2007                 84,281      12.02 to 25.61 (4)    2,163,754  0.85% to 1.77%       1.14%        9.63%      to  10.65%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

7.   UNIT VALUES (continued)

                          At December 31                                            For the Year Ended December 31
-----------------------------------------------------------------  --------------------------------------------------------------
                                   Unit Fair Value                 Expense Ratio     Investment           Total Return
                                       Lowest to       Net Assets      Lowest          Income               Lowest to
Year                 Units         Highest ($) (6)         ($)     to Highest (1)     Ratio (2)            Highest (3)
-----------------------------    ------------------    ----------  --------------  -------------  -------------------------------
Growth  Opportunities Portfolio (Class 3)
2011              1,073,804       5.99 to 10.93 (4)    7,378,564  0.85% to 1.90%       0.00%       -4.45%      to  -3.44% (5)
2010                849,981       6.21 to 11.43 (4)    5,449,232  0.85% to 1.90%       0.00%       21.69%      to      22.97%
2009                766,648       5.05 to  9.40 (4)    3,835,506  0.85% to 1.90%       0.00%       15.74%      to  16.96% (5)
2008                610,496       4.32 to  8.12 (4)    2,602,783  0.85% to 1.90%       0.00%      -37.24%      to     -36.58%
2007                337,741       6.61 to  6.69        2,253,282  1.52% to 1.77%       0.00%       19.14%      to      19.43%

Growth-Income Portfolio (Class 3)
2011                166,641       9.43 to  9.62 (4)    1,904,504  0.85% to 1.90%       0.92%        6.03%      to   7.15% (5)
2010                 27,663       8.90 to  8.98 (4)      662,769  0.85% to 1.90%       0.73%        9.14%      to      10.28%
2009                 29,881       8.14 to  8.15 (4)      652,024  0.85% to 1.90%       1.09%       25.46%      to      26.78%
2008                 32,766       6.42 to  6.50 (4)      572,672  0.85% to 1.90%       0.84%      -44.12%      to     -43.53%
2007                 33,320      11.37 to 33.64 (4)    1,095,140  0.85% to 1.77%       0.78%        8.90%      to       9.91%

High-Yield Bond Portfolio (Class 3)
2011                213,866      10.92 to 16.60 (4)    3,816,895  0.85% to 1.90%       8.23%        2.06%      to   3.14% (5)
2010                208,345      10.70 to 16.09 (4)    4,124,754  0.85% to 1.90%       9.66%       12.16%      to      13.35%
2009                184,146       9.54 to 14.20 (4)    3,358,939  0.85% to 1.90%       8.93%       39.01%      to  40.47% (5)
2008                162,434       6.86 to 10.11 (4)    2,126,355  0.85% to 1.90%      11.75%      -33.75%      to     -32.90%
2007                131,880      15.06 to 20.45 (4)    2,620,994  0.85% to 1.77%       7.83%       -0.64%      to       0.28%

International Diversified Equities Portfolio (Class 3)
2011                858,664       7.75 to  8.23 (4)    9,280,828  0.85% to 1.90%       1.92%      -16.42%      to -15.54% (5)
2010                889,559       9.18 to  9.84 (4)   11,510,610  0.85% to 1.90%       3.91%        6.19%      to   7.31%
2009                961,374       8.56 to  9.27 (4)   11,683,893  0.85% to 1.90%       1.09%       26.40%      to  27.73% (5)
2008              1,062,717       6.70 to  7.33 (4)   10,202,829  0.85% to 1.90%       3.35%      -40.75%      to -40.13%
2007                955,430      11.19 to 16.10 (4)   15,550,936  0.85% to 1.77%       1.99%       13.04%      to  14.09% (5)

International Growth and Income Portfolio (Class 3)
2011                989,809       6.83 to  9.81 (4)   10,880,186  0.85% to 1.90%       2.90%      -15.63%      to -14.74% (5)
2010                963,613       8.09 to 11.51 (4)   12,654,748  0.85% to 1.90%       3.94%        4.82%      to   5.93%
2009              1,004,459       7.72 to 10.86 (4)   12,567,396  0.85% to 1.90%       0.00%       25.04%      to  26.36% (5)
2008                985,627       6.18 to  8.60 (4)    9,864,933  0.85% to 1.90%       3.23%      -47.06%      to -46.50%
2007                510,221      16.07 to 19.43 (4)    9,892,263  0.85% to 1.77%       1.67%        5.03%      to   6.00% (5)

Marsico Focused Growth Portfolio (Class 3)
2011                316,858       9.99 to 10.17 (4)    3,452,203  0.85% to 1.90%       0.12%       -3.53%      to  -2.52% (5)
2010                245,321      10.25 to 10.54 (4)    2,804,766  0.85% to 1.90%       0.23%       14.91%      to  16.13%
2009                209,617       8.83 to  9.17 (4)    2,091,297  0.85% to 1.90%       0.51%       27.93%      to  29.28% (5)
2008                192,620       6.83 to  7.17 (4)    1,500,606  0.85% to 1.90%       0.24%      -42.08%      to -41.47%
2007                152,550      11.67 to 13.28 (4)    2,046,151  0.85% to 1.77%       0.00%       11.38%      to  12.41%

MFS Massachusetts Investors Trust Portfolio (Class 3)
2011                694,130       9.98 to 10.73 (4)   10,516,350  0.85% to 1.90%       0.52%       -4.00%      to  -2.98% (5)
2010                412,047      10.39 to 11.06 (4)    7,674,548  0.85% to 1.90%       0.84%        8.82%      to   9.97%
2009                287,485       9.55 to 10.06 (4)    5,372,230  0.85% to 1.90%       1.17%       24.04%      to  25.35% (5)
2008                229,069       7.70 to  8.03 (4)    3,526,622  0.85% to 1.90%       0.96%      -33.88%      to -33.18%
2007                112,084      12.01 to 24.90 (4)    2,816,753  0.85% to 1.77%       0.95%        8.36%      to   9.36%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

7.   UNIT VALUES (continued)

                          At December 31                                            For the Year Ended December 31
-----------------------------------------------------------------  --------------------------------------------------------------
                                   Unit Fair Value                 Expense Ratio     Investment           Total Return
                                       Lowest to       Net Assets      Lowest          Income               Lowest to
Year                 Units         Highest ($) (6)         ($)     to Highest (1)     Ratio (2)            Highest (3)
-----------------------------    ------------------    ----------  --------------  -------------  -------------------------------
MFS Total Return Portfolio (Class 3)
2011                400,467      10.35 to 16.32 (4)    9,016,524  0.85% to 1.90%       2.42%       -0.24%      to   0.81% (5)
2010                387,980      10.38 to 16.19 (4)    9,254,773  0.85% to 1.90%       2.74%        7.70%      to   8.84%
2009                387,504       9.63 to 14.88 (4)    8,812,134  0.85% to 1.90%       3.61%       15.96%      to  17.18% (5)
2008                403,274       8.31 to 12.70 (4)    7,919,481  0.85% to 1.90%       3.20%      -23.68%      to -22.88%
2007                354,932      16.46 to 28.03 (4)    9,485,470  0.85% to 1.77%       2.51%        2.15%      to   3.09%

Mid-Cap Growth Portfolio (Class 3)
2011                506,722       9.35 to 10.99 (4)    5,515,866  0.85% to 1.90%       0.00%       -7.93%      to  -6.96% (5)
2010                461,848      10.05 to 11.93 (4)    5,438,398  0.85% to 1.90%       0.00%       22.79%      to  24.08%
2009                443,352       8.10 to  9.72 (4)    4,235,266  0.85% to 1.90%       0.00%       39.40%      to  40.87% (5)
2008                486,422       5.75 to  6.97 (4)    3,322,545  0.85% to 1.90%       0.00%      -44.57%      to -43.98%
2007                451,523      10.26 to 12.18 (4)    5,538,114  0.85% to 1.77%       0.04%       14.60%      to  15.66% (5)

Real Estate Portfolio (Class 3)
2011                723,263       8.09 to 29.28       11,755,340  0.85% to 1.90%       0.82%        5.85%      to   6.97% (5)
2010                552,844       7.64 to 27.38       10,172,626  0.85% to 1.90%       1.69%       17.35%      to  18.59%
2009                489,433       6.51 to 23.08        8,413,904  0.85% to 1.90%       1.87%       27.03%      to  28.37% (5)
2008                451,145       5.13 to 17.98        6,211,664  0.85% to 1.90%       3.46%      -45.09%      to -44.51%
2007                257,567      25.91 to 32.41 (4)    6,732,627  0.85% to 1.77%       1.35%      -16.06%      to -15.28% (5)

Small & Mid Cap Value Portfolio (Class 3)
2011              1,391,594      10.75 to 10.81 (4)   21,638,935  0.85% to 1.90%       0.13%       -9.95%      to  -9.00% (5)
2010              1,080,689      11.81 to 12.01 (4)   20,283,172  0.85% to 1.90%       0.20%       23.17%      to  24.47%
2009              1,035,009       9.49 to  9.75 (4)   16,126,683  0.85% to 1.90%       0.60%       39.46%      to  40.93% (5)
2008              1,039,983       6.73 to  6.99 (4)   11,661,879  0.85% to 1.90%       0.24%      -36.38%      to -35.71%
2007                676,262      10.47 to 18.10 (4)   12,246,053  0.85% to 1.77%       0.47%       -0.23%      to   0.69% (5)

Small Company Value Portfolio (Class 3)
2011                911,743       9.64 to  9.92 (4)    8,649,309  0.85% to 1.90%       0.25%       -5.28%      to  -4.28% (5)
2010                706,486      10.07 to 10.47 (4)    6,954,490  0.85% to 1.90%       0.47%       24.11%      to  25.42%
2009                653,304       8.03 to  8.44 (4)    5,137,580  0.85% to 1.90%       0.57%       29.17%      to  30.53% (5)
2008                625,812       6.15 to  6.53 (4)    3,792,982  0.85% to 1.90%       0.24%      -35.15%      to -34.46%
2007                329,965       9.24 to  9.39 (4)    3,061,885  0.85% to 1.77%       0.00%       -8.48%      to  -7.63% (5)

Technology Portfolio (Class 3)
2011                549,328       2.16 to 10.20 (4)    1,240,606  0.85% to 1.90%       0.00%       -7.28%      to  -6.70% (5)
2010                672,158       2.42 to 10.57 (4)    1,598,816  0.85% to 1.90%       0.00%       17.71%      to  18.95%
2009                673,066       2.03 to  8.98 (4)    1,354,489  0.85% to 1.90%       0.00%       47.21%      to  48.76% (5)
2008                651,042       1.36 to  6.10 (4)      886,741  1.52% to 1.90%       0.00%      -52.22%      to -52.00% (5)
2007                448,012       2.81 to  2.84 (4)    1,270,937  1.52% to 1.77%       0.00%       19.50%      to  19.80% (5)

Telecom Utility Portfolio (Class 3)
2011                 42,670      12.11 to 12.23 (4)      667,010  0.85% to 1.90%       2.22%        4.01%      to   5.10% (5)
2010                 38,776      11.64 to 11.91 (4)      598,110  1.30% to 1.90%       2.63%       11.17%      to  11.84%
2009                 40,649      10.47 to 10.65 (4)      572,716  1.30% to 1.90%       5.14%       29.26%      to  33.81% (10)
2008                 43,804      10.90 to 10.97          480,483  1.52% to 1.77%       2.60%      -38.69%      to -38.54%
2007                 23,105      17.79 to 17.85          412,381  1.52% to 1.77%       3.43%       18.54%      to  18.83%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

7.   UNIT VALUES (continued)

                          At December 31                                            For the Year Ended December 31
-----------------------------------------------------------------  --------------------------------------------------------------
                                   Unit Fair Value                 Expense Ratio     Investment           Total Return
                                       Lowest to       Net Assets      Lowest          Income               Lowest to
Year                 Units         Highest ($) (6)         ($)     to Highest (1)     Ratio (2)            Highest (3)
-----------------------------    ------------------    ----------  --------------  -------------  -------------------------------
Total Return Bond Portfolio (Class 3)
2011              1,518,815      13.14 to 19.54 (4)   29,182,046  0.85% to 1.90%       1.33%        4.11%      to   5.20% (5)
2010                867,507      12.62 to 18.57 (4)   18,716,248  0.85% to 1.90%       2.77%        4.08%      to   5.18%
2009                528,169      12.12 to 17.66 (4)   11,673,085  0.85% to 1.90%       2.03%        9.22%      to  10.37% (5)
2008                277,340      11.10 to 16.00 (4)    5,896,578  0.85% to 1.90%       5.77%        2.84%      to   3.92%
2007                 35,044      15.40 to 21.81 (4)      755,443  0.85% to 1.77%       6.93%        3.38%      to   4.40%

Invesco Van Kampen V.I. Capital Growth Fund (Series II)
2011                 88,830      10.58 to 10.73 (4)      895,165  0.85% to 1.90%       0.00%       -8.15%      to  -7.18% (5)
2010                 99,273      10.56 to 11.39 (4)    1,075,228  0.85% to 1.77%       0.00%       17.47%      to  18.55%
2009                 67,920       8.99 to  9.61 (4)      629,870  0.85% to 1.77%       0.00%       62.74%      to  64.24%
2008                 62,558       5.52 to  5.85          354,726  0.85% to 1.77%       0.19%      -50.01%      to -49.55%
2007                 60,494      11.05 to 11.60          684,414  0.85% to 1.77%       0.00%       14.60%      to  15.66%

Invesco Van Kampen V.I. Comstock Fund (Series II)
2011              1,056,266       9.01 to 12.78       11,695,605  0.85% to 1.90%       1.24%       -3.95%      to  -2.94% (5)
2010                818,598       9.38 to 13.17        9,859,429  0.85% to 1.90%       0.12%       13.52%      to  14.72%
2009                700,802       8.26 to 11.48        7,602,226  0.85% to 1.90%       4.31%       25.99%      to  27.32% (5)
2008                625,183       6.56 to  9.02        5,399,811  0.85% to 1.90%       1.95%      -37.01%      to -36.35%
2007                413,084      13.43 to 14.16        5,687,439  0.85% to 1.77%       1.43%       -4.04%      to  -3.15%

Invesco Van Kampen V.I. Growth and Income Fund (Series II)
2011              1,829,469       9.36 to 14.49       22,788,863  0.85% to 1.90%       1.06%       -4.10%      to  -3.09% (5)
2010              1,571,696       9.76 to 14.96       21,272,406  0.85% to 1.90%       0.10%       10.08%      to  11.24%
2009              1,498,350       8.86 to 13.44       18,697,780  0.85% to 1.90%       3.61%       21.77%      to  23.06% (5)
2008              1,453,484       7.28 to 10.93       14,909,895  0.85% to 1.90%       1.62%      -33.49%      to -32.78%
2007              1,091,833      15.35 to 16.25 (4)   16,921,569  0.85% to 1.77%       1.24%        0.73%      to   1.66% (5)

Diversified International Account (Class 2)
2011                 66,990       5.51 to  5.61          374,618  1.55% to 1.70%       0.15%      -12.85%      to -12.72%
2010                 74,288       6.32 to  6.43          476,248  1.55% to 1.70%       1.27%       11.00%      to  11.17%
2009                 81,570       5.70 to  5.78          470,303  1.55% to 1.70%       3.93%       24.70%      to  24.89%
2008                 86,227       4.57 to  4.63          398,229  1.55% to 1.70%       1.47%      -47.28%      to -47.20%
2007                101,696       8.66 to  8.77          889,460  1.55% to 1.70%       1.94%       13.95%      to  14.12%

Equity Income Account (Class 2)
2011                 77,222       9.46 to  9.61          738,730  1.55% to 1.70%       0.45%        3.40%      to   3.55%
2010                 99,118       9.15 to  9.28          915,078  1.55% to 1.70%       2.89%       13.92%      to  14.09%
2009                128,587       8.03 to  8.13        1,041,372  1.55% to 1.70%       4.92%       17.74%      to  17.92%
2008                182,583       6.82 to  6.90        1,255,089  1.55% to 1.70%       2.34%      -35.23%      to -35.13%
2007                252,964      10.53 to 10.63        2,681,738  1.55% to 1.70%       0.72%        3.23%      to   3.39%

Government & High Quality Bond Account (Class 2)
2011                  1,234       7.89 to  8.00            9,864  1.55% to 1.70%       0.18%        4.12%      to   4.27%
2010                  1,425       7.57 to  7.67           10,904  1.55% to 1.70%       5.76%        3.87%      to   4.02%
2009                    245       7.29 to  7.37            1,785  1.55% to 1.70%       7.56%        4.42%      to   4.58%
2008                    555       6.98 to  7.05            3,903  1.55% to 1.70%       7.56%        2.65%      to   2.81%
2007                  1,013       6.80 to  6.86            6,937  1.55% to 1.70%       5.28%        4.42%      to   4.57%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

7.   UNIT VALUES (continued)

                          At December 31                                            For the Year Ended December 31
-----------------------------------------------------------------  --------------------------------------------------------------
                                   Unit Fair Value                 Expense Ratio     Investment           Total Return
                                       Lowest to       Net Assets      Lowest          Income               Lowest to
Year                 Units         Highest ($) (6)         ($)     to Highest (1)     Ratio (2)            Highest (3)
-----------------------------    ------------------    ----------  --------------  -------------  -------------------------------
Income Account (Class 2)
2011                 27,214       9.02 to  9.15          247,808  1.55% to 1.70%       0.38%        4.27%      to   4.42%
2010                 34,947       8.65 to  8.76          304,723  1.55% to 1.70%       6.38%        6.44%      to   6.60%
2009                 37,750       8.13 to  8.22          308,706  1.55% to 1.70%       9.63%       16.18%      to  16.35%
2008                 46,657       7.00 to  7.07          328,247  1.55% to 1.70%       8.74%       -5.37%      to  -5.23%
2007                 81,716       7.39 to  7.46          607,656  1.55% to 1.70%       6.51%        3.98%      to   4.14%

LargeCap Blend Account II (Class 2)
2011                 11,108       6.13 to  6.22           68,854  1.55% to 1.70%       0.01%       -2.10%      to  -1.95%
2010                 15,251       6.26 to  6.34           96,483  1.55% to 1.70%       2.01%       11.06%      to  11.23%
2009                 16,785       5.64 to  5.70           95,490  1.55% to 1.70%       1.29%       27.11%      to  27.30%
2008                 17,631       4.44 to  4.48           78,807  1.55% to 1.70%       1.22%      -37.57%      to -37.48%
2007                 24,305       7.11 to  7.16          173,866  1.55% to 1.70%       1.39%        3.15%      to   3.31%

LargeCap Growth Account (Class 2)
2011                  5,085       6.46 to  6.56           33,374  1.55% to 1.70%       0.00%       -6.11%      to  -5.97%
2010                  6,386       6.88 to  6.98           44,359  1.55% to 1.70%       0.00%       16.06%      to  16.23%
2009                  8,239       5.93 to  6.00           49,180  1.55% to 1.70%       0.35%       24.67%      to  24.85%
2008                  8,350       4.76 to  4.81           39,948  1.55% to 1.70%       0.25%      -44.26%      to -44.17%
2007                 15,727       8.53 to  8.61          135,137  1.55% to 1.70%       0.00%       20.98%      to  21.16%

MidCap Blend Account (Class 2)
2011                126,733      10.71 to 10.84        1,361,514  1.55% to 1.70%       0.00%        6.18%      to   6.34%
2010                157,610      10.09 to 10.19        1,594,264  1.55% to 1.70%       2.30%       21.74%      to  21.93%
2009                203,119       8.29 to  8.36        1,687,684  1.55% to 1.70%       1.57%       26.18%      to  26.37%
2008                237,021       6.57 to  6.62        1,559,723  1.55% to 1.70%       1.42%      -30.92%      to -30.82%
2007                259,847       9.51 to  9.56        2,474,987  1.55% to 1.70%       0.69%       -9.65%      to  -9.51%

Money Market Account (Class 2)
2011                 18,817       5.70 to  5.80          107,304  1.55% to 1.70%       0.00%       -1.69%      to  -1.54%
2010                 35,128       5.80 to  5.89          205,000  1.55% to 1.70%       0.00%       -1.69%      to  -1.54%
2009                 30,188       5.90 to  5.98          178,972  1.55% to 1.70%       0.33%       -1.50%      to  -1.36%
2008                119,261       5.99 to  6.06          720,242  1.55% to 1.70%       2.05%        0.60%      to   0.75%
2007                 32,902       5.95 to  6.01          196,453  1.55% to 1.70%       4.58%        2.91%      to   3.07%

Principal Capital Appreciation Account (Class 2)
2011                 26,285      12.02 to 12.20          318,631  1.55% to 1.70%       0.00%       -1.83%      to  -1.69%
2010                 30,809      12.25 to 12.41          380,064  1.55% to 1.70%       1.28%       13.17%      to  13.34%
2009                 38,916      10.82 to 10.95          423,978  1.55% to 1.70%       0.96%       27.36%      to  27.55%
2008                 53,444       8.50 to  8.59          456,753  1.55% to 1.70%       0.84%      -34.68%      to -34.58%
2007                 76,526      13.01 to 13.13        1,000,412  1.55% to 1.70%       0.47%        6.63%      to   6.79%

Real Estate Securities Account (Class 2)
2011                  1,063      18.54 to 18.98           19,893  1.55% to 1.70%       0.00%        6.89%      to   7.05%
2010                    663      17.35 to 17.73           11,504  1.55% to 1.70%       2.35%       23.18%      to  23.37%
2009                  1,620      14.08 to 14.37           23,057  1.55% to 1.70%       3.43%       26.52%      to  26.72%
2008                  1,822      11.13 to 11.34           20,469  1.55% to 1.70%       2.25%      -34.14%      to -34.04%
2007                  3,152      16.90 to 17.19           53,689  1.55% to 1.70%       3.97%      -19.30%      to -19.18%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

7.   UNIT VALUES (continued)

                          At December 31                                            For the Year Ended December 31
-----------------------------------------------------------------  --------------------------------------------------------------
                                   Unit Fair Value                 Expense Ratio     Investment           Total Return
                                       Lowest to       Net Assets      Lowest          Income               Lowest to
Year                 Units         Highest ($) (6)         ($)     to Highest (1)     Ratio (2)            Highest (3)
-----------------------------    ------------------    ----------  --------------  -------------  -------------------------------
SAM Balanced Portfolio (Class 2)
2011                820,718      10.15 to 10.43        8,431,709  1.52% to 1.77%       2.57%       -1.04%      to  -0.79%
2010                915,093      10.26 to 10.51        9,490,958  1.52% to 1.77%       3.43%       11.35%      to  11.63%
2009              1,099,459       9.21 to  9.41       10,236,599  1.52% to 1.77%       3.69%       21.46%      to  21.76%
2008              1,283,256       7.58 to  7.73        9,843,630  1.52% to 1.77%       4.03%      -27.71%      to -27.53%
2007              1,428,804      10.49 to 10.67       15,150,651  1.52% to 1.77%       2.32%        5.93% (7)  to   6.18% (5)(7)

SAM Conservative Balanced Portfolio (Class 2)
2011                 27,080       7.88 to 10.88 (4)      213,435  1.55% to 1.77%       3.26%        0.18%      to   0.40%
2010                 45,994       7.85 to 10.86 (4)      367,503  1.55% to 1.77%       3.78%        9.77%      to  10.01%
2009                 36,525       7.14 to  9.89 (4)      267,611  1.55% to 1.77%       3.89%       18.60%      to  18.86%
2008                107,666       6.00 to  8.34 (4)      649,805  1.55% to 1.77%       3.98%      -20.83%      to -20.65%
2007                197,468       7.57 to 10.54 (4)    1,498,961  1.55% to 1.77%       3.19%        5.38% (7)  to   5.69%

SAM Conservative Growth Portfolio (Class 2)
2011                 88,822      10.08 to 10.22          902,204  1.55% to 1.70%       1.86%       -2.30%      to  -2.15%
2010                145,807      10.32 to 10.44        1,511,685  1.55% to 1.70%       3.09%       12.99%      to  13.16%
2009                164,436       9.13 to  9.23        1,509,098  1.55% to 1.70%       4.75%       23.24%      to  23.43%
2008                211,521       7.41 to  7.48        1,573,396  1.55% to 1.70%       3.81%      -34.42%      to -34.32%
2007                282,321      11.30 to 11.38        3,201,477  1.55% to 1.70%       1.46%        7.20%      to   7.36%

SAM Flexible Income Portfolio (Class 2)
2011                 65,220       9.31 to 11.36 (4)      639,404  1.55% to 1.77%       3.67%        1.32%      to   1.55%
2010                 83,668       9.16 to 11.22 (4)      799,210  1.55% to 1.77%       4.84%        8.33%      to   8.57%
2009                113,930       8.44 to 10.35 (4)      991,084  1.55% to 1.77%       4.48%       17.54%      to  17.80%
2008                175,382       7.17 to  8.81 (4)    1,280,792  1.55% to 1.77%       6.85%      -16.41%      to -15.35%
2007                265,234       8.39 to  8.46        2,242,137  1.55% to 1.70%       4.46%        4.07%      to   4.23%

SAM Strategic Growth Portfolio (Class 2)
2011                 25,699      10.49 to 10.65          272,881  1.55% to 1.70%       1.29%       -3.77%      to  -3.63%
2010                 25,876      10.90 to 11.05          285,182  1.55% to 1.70%       2.36%       14.23%      to  14.40%
2009                 28,872       9.54 to  9.66          278,293  1.55% to 1.70%       3.48%       24.90%      to  25.09%
2008                 29,030       7.64 to  7.72          223,739  1.55% to 1.70%       3.64%      -38.61%      to -38.52%
2007                 42,686      12.45 to 12.56          535,497  1.55% to 1.70%       0.93%        7.50%      to   7.67%

Short-Term Income Account (Class 2)
2011                  5,770       7.17 to  7.27           41,937  1.55% to 1.70%       0.14%       -0.75%      to  -0.60%
2010                  5,895       7.22 to  7.31           43,105  1.55% to 1.70%       1.00%        2.61%      to   2.77%
2009                 19,963       7.04 to  7.11          142,002  1.55% to 1.70%       5.16%        7.96%      to   8.12%
2008                  6,234       6.52 to  6.58           41,025  1.55% to 1.70%       1.47%       -2.89%      to  -2.75%
2007                  4,211       6.71 to  6.76           28,500  1.55% to 1.70%       4.85%        2.48%      to   2.64%

SmallCap Growth Account II (Class 2)
2011                  6,160       5.99 to  6.08           37,063  1.55% to 1.70%       0.00%       -6.31%      to  -6.17%
2010                  1,133       6.39 to  6.48            7,336  1.55% to 1.70%       0.00%       24.55%      to  24.74%
2009                  2,718       5.13 to  5.19           14,113  1.55% to 1.70%       0.00%       29.07%      to  29.26%
2008                  5,213       3.97 to  4.02           20,944  1.55% to 1.70%       0.00%      -42.25%      to -42.16%
2007                 21,484       6.88 to  6.95          148,801  1.55% to 1.70%       0.00%        2.88%      to   3.04%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

7.   UNIT VALUES (continued)

                          At December 31                                            For the Year Ended December 31
-----------------------------------------------------------------  --------------------------------------------------------------
                                   Unit Fair Value                 Expense Ratio     Investment           Total Return
                                       Lowest to       Net Assets      Lowest          Income               Lowest to
Year                 Units         Highest ($) (6)         ($)     to Highest (1)     Ratio (2)            Highest (3)
-----------------------------    ------------------    ----------  --------------  -------------  -------------------------------
Columbia Variable Portfolio-High Income Fund (Class 1)
2011                 11,112      18.97 to 19.47          213,478  1.52% to 1.77%       6.01%        4.70%      to   4.96%
2010                 17,492      18.12 to 18.55          321,620  1.52% to 1.77%       7.72%        9.99%      to  10.27%
2009                 17,574      16.47 to 16.82          293,312  1.52% to 1.77%       9.88%       41.63%      to  41.98%
2008                 14,606      11.66 to 11.85          171,563  1.52% to 1.72%      10.36%      -26.06%      to -25.91%
2007                 14,454      15.77 to 15.99          229,122  1.52% to 1.72%       4.80%        0.11%      to   0.31%

Columbia Variable Portfolio-Marsico Focused Equities Fund (Class 1)
2011                 51,093      10.66 to 11.00          557,259  1.52% to 1.77%       0.42%       -4.32%      to  -4.08%
2010                 50,384      11.14 to 11.47          573,654  1.52% to 1.77%       0.45%       16.64%      to  16.93%
2009                 58,840       9.56 to  9.81          573,393  1.52% to 1.77%       0.66%       26.42%      to  26.73%
2008                 61,746       7.56 to  7.74          475,471  1.52% to 1.77%       0.10%      -42.33%      to -42.19%
2007                 54,249      13.11 to 13.39          723,363  1.52% to 1.77%       0.12%       11.58%      to  11.86%

Asset Allocation Fund (Class 2)
2011                111,561      16.46 to 16.84        1,878,373  0.85% to 1.20%       1.84%       -6.35% (13) to   0.44%
2010                125,672               16.76        2,106,807           0.85%       1.96%                       11.55%
2009                137,713               15.03        2,069,569           0.85%       2.36%                       22.94%
2008                135,339               12.22        1,654,437           0.85%       2.86%                      -30.11%
2007                 91,779               17.49        1,605,242           0.85%       3.25%                        5.65%

Global Growth Fund (Class 2)
2011                413,338      20.27 to 21.97        8,630,452  0.85% to 1.72%       1.26%      -10.44%      to  -9.66% (5)
2010                460,508      22.64 to 24.32       10,692,807  0.85% to 1.72%       1.47%        9.84%      to  10.80%
2009                519,722      20.61 to 21.95       10,945,587  0.85% to 1.72%       1.37%       39.88%      to  41.10%
2008                625,386      14.73 to 15.55        9,375,646  0.85% to 1.72%       1.77%      -39.44%      to -38.91%
2007                651,852      24.33 to 25.46       16,060,278  0.85% to 1.72%       2.76%       12.89%      to  13.88%

Growth Fund (Class 2)
2011                494,010      18.31 to 19.85        9,281,857  0.85% to 1.72%       0.59%       -5.91%      to  -5.09% (5)
2010                577,056      19.46 to 20.91       11,489,423  0.85% to 1.72%       0.72%       16.66%      to  17.68%
2009                628,545      16.68 to 17.77       10,694,952  0.85% to 1.72%       0.65%       37.04%      to  38.23%
2008                736,241      12.18 to 12.85        9,108,184  0.85% to 1.72%       0.82%      -44.93%      to -44.45%
2007                706,773      22.11 to 23.14       15,810,039  0.85% to 1.72%       0.79%       10.43%      to  11.40%

Growth-Income Fund (Class 2)
2011                679,402      15.56 to 16.87       10,888,891  0.85% to 1.72%       1.49%       -3.50%      to  -2.66% (5)
2010                771,857      16.12 to 17.33       12,783,276  0.85% to 1.72%       1.47%        9.53%      to  10.48%
2009                854,158      14.72 to 15.68       12,870,904  0.85% to 1.72%       1.58%       29.01%      to  30.13%
2008                979,919      11.41 to 12.05       11,399,496  0.85% to 1.72%       1.71%      -38.91%      to -38.38%
2007                990,371      18.68 to 19.56       18,755,270  0.85% to 1.72%       1.57%        3.25%      to   4.16%

Growth and Income Portfolio (Class VC)
2011              1,107,787       8.28 to 11.73       11,559,607  0.85% to 1.90%       0.76%       -6.88%      to  -7.85% (5)
2010                991,030       8.99 to 12.59       11,488,810  0.85% to 1.90%       0.59%       15.20%      to  16.42%
2009                984,662       7.80 to 10.82        9,972,867  0.85% to 1.90%       1.05%       16.66%      to  17.89% (5)
2008                912,391       6.69 to  9.17        7,912,037  0.85% to 1.90%       1.78%      -37.62%      to -36.96%
2007                611,579      13.81 to 14.55        8,560,516  0.85% to 1.77%       1.58%        1.62%      to   2.56% (5)

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

7.   UNIT VALUES (continued)

                          At December 31                                            For the Year Ended December 31
-----------------------------------------------------------------  --------------------------------------------------------------
                                   Unit Fair Value                 Expense Ratio     Investment           Total Return
                                       Lowest to       Net Assets      Lowest          Income               Lowest to
Year                 Units         Highest ($) (6)         ($)     to Highest (1)     Ratio (2)            Highest (3)
-----------------------------    ------------------    ----------  --------------  -------------  -------------------------------
Mid Cap Value Portfolio (Class VC)
2011                 12,651               13.86          175,392           0.85%       0.20%                       -4.82%
2010                 13,916               14.57          202,710           0.85%       0.36%                       24.37%
2009                 16,254               11.71          190,371           0.85%       0.52%                       25.54%
2008                 14,663                9.33          136,788           0.85%       1.27%                      -39.87%
2007                 15,888               15.51          246,502           0.85%       0.75%                       -0.27%

MTB Managed Allocation Fund - Moderate Growth II
2011                 10,952                9.09           99,578           1.52%       1.61%                       -6.93%
2010                 12,029                9.77          117,510           1.52%       0.73%                        8.89%
2009                 15,143                8.97          135,865           1.52%       0.01%                       23.73%
2008                 17,532                7.25          127,133           1.52%       1.71%                      -30.15%
2007                  9,653               10.38          100,206           1.52%       3.42%                        3.81% (8)

Franklin Income Securities Fund (Class 2)
2011                594,166      10.33 to 10.79        6,249,004  0.85% to 1.90%       5.68%        0.46%      to   1.52% (5)
2010                282,085      10.29 to 10.63        2,942,495  0.85% to 1.90%       6.23%       10.55%      to  11.72%
2009                196,116       9.31 to  9.51        1,843,992  0.85% to 1.90%       7.29%       33.05%      to  34.45% (5)
2008                118,076       6.99 to  7.08          831,032  0.85% to 1.90%       3.27%      -30.06% (9)  to -29.23% (9)
2007                      -                   -                -              -           -                           -

Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)
2011                363,841       8.80 to  9.18        3,253,739  0.85% to 1.90%       0.01%       -3.40%      to  -2.38% (5)
2010                323,878       9.11 to  9.40        2,983,855  0.85% to 1.90%       2.38%        8.18%      to   9.32%
2009                278,168       8.42 to  8.60        2,360,067  0.85% to 1.90%       2.86%       27.80%      to  29.15%
2008                233,058       6.59 to  6.66        1,542,126  0.85% to 1.90%       4.75%      -34.10% (9)  to -33.42% (9)
2007                      -                   -                -              -           -                             -

Allocation Balanced Portfolio (Class 3)
2011                396,382      11.17 to 11.39 (4)    4,494,956  1.30% to 1.90%       1.52%       -1.43%      to  -0.84%
2010                148,850      11.33 to 11.48 (4)    1,708,086  1.30% to 1.90%       5.94% (11)   6.05% (11) to   6.72% (11)
2009                      -                   -                -              -           -                            -
2008                      -                   -                -              -           -                            -
2007                      -                   -                -              -           -                            -

Allocation Growth Portfolio (Class 3)
2011                121,539      10.08 to 10.30 (4)    1,245,468  1.30% to 1.90%       1.21%       -8.36%      to  -7.81%
2010                 18,629      11.00 to 11.17          207,442  1.30% to 1.90%       2.62% (11)   8.60% (11) to   9.39% (11)
2009                      -                   -                -              -           -                           -
2008                      -                   -                -              -           -                           -
2007                      -                   -                -              -           -                           -

Allocation Moderate Portfolio (Class 3)
2011                597,518      10.85 to 11.06 (4)    6,584,735  1.30% to 1.90%       1.36%       -3.75%      to  -3.17%
2010                142,836      11.27 to 11.43        1,629,705  1.30% to 1.90%       4.82% (11)   7.00% (11) to   7.62% (11)
2009                      -                   -                -              -           -                            -
2008                      -                   -                -              -           -                            -
2007                      -                   -                -              -           -                            -

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

7.   UNIT VALUES (continued)

                          At December 31                                            For the Year Ended December 31
-----------------------------------------------------------------  --------------------------------------------------------------
                                   Unit Fair Value                 Expense Ratio     Investment           Total Return
                                       Lowest to       Net Assets      Lowest          Income               Lowest to
Year                 Units         Highest ($) (6)         ($)     to Highest (1)     Ratio (2)            Highest (3)
-----------------------------    ------------------    ----------  --------------  -------------  -------------------------------
Allocation Moderate Growth Portfolio (Class 3)
2011                389,181      10.41 to 10.81 (4)    4,112,751  1.15% to 1.90%       1.53%       -5.37%      to  -4.66%
2010                 88,273      10.96 to 11.34          980,010  1.15% to 1.80%       5.49% (11)   7.71% (11) to   8.38% (11)
2009                      -                   -                -              -           -                            -
2008                      -                   -                -              -           -                            -
2007                      -                   -                -              -           -                            -

Real Return Portfolio (Class 3)
2011                657,278      11.80 to 12.24 (4)    7,824,471  0.85% to 1.90%       0.00%        4.01%      to   5.10% (5)
2010                242,390      11.35 to 11.64 (4)    2,763,425  0.85% to 1.90%       2.58% (11)   0.44% (11) to   1.35% (12)
2009                      -                   -                -              -           -                            -
2008                      -                   -                -              -           -                            -
2007                      -                   -                -              -           -                            -

(1) These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolio have been excluded. For additional information on charges and deductions see footnote 4.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract total returns are not within the range presented due to a variable account being added to a product during the year.

(4) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(5) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

(6) The unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract unit values are not within the range presented due to differences in the unit fair value at the products launch date and other market conditions.

(7)  For the period from January 29, 2007 (inception) to December 31, 2007.

(8)  For the period from February 5, 2007 (inception) to December 31, 2007.

(9)  For the period from February 4, 2008 (inception) to December 31, 2008.

(10) For the period from April 30, 2009 (inception) to December 31, 2009.

(11) For the period from January 19, 2010 (inception) to December 31, 2010.

(12) For the period from May 3, 2010 (inception) to December 31, 2010.

(13) For the period from May 2, 2011 (inception) to December 31, 2011.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK


                          INDEX TO FINANCIAL STATEMENTS


                                                                                      Page
                                                                                    Numbers
                                                                                    -------

Report of Independent Registered Public Accounting Firm                                1

Balance Sheets - December 31, 2011 and 2010                                          2 to 3

Statements of Income - Years Ended December 31, 2011, 2010 and 2009                    4

Statements of Comprehensive Income - Years Ended December 31, 2011, 2010 and 2009      5

Statements of Shareholder's Equity - Years Ended December 31, 2011, 2010 and 2009      6

Statements of Cash Flows  - Years Ended December 31, 2011, 2010 and 2009             7 to 8

Notes to Financial Statements                                                       9 to 66

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York:

In our opinion, the accompanying balance sheets and the related statements of income, of comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of the United States Life Insurance Company in the City of New York (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, effective December 31, 2011, the Company merged with First SunAmerica Life Insurance Company, an affiliate, with the Company being the surviving legal entity.

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009.



/s/ PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 25, 2012

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                                 BALANCE SHEETS

                                                                                 December 31,
                                                                    -------------------------------------
                                                                           2011                2010
                                                                    -----------------   -----------------
                                                                                        (as adjusted, see
                                                                                             Note 1)
                                                                                (In Millions)
ASSETS
Investments:
 Fixed maturity securities, available for sale, at fair value
  (amortized cost: 2011 - $19,435; 2010 - $15,757)                   $        20,651     $        16,536
 Fixed maturity securities, trading, at fair value                               111                 107
 Hybrid securities, at fair value
  (cost: 2011 - $32; 2010 - $0)                                                   31                   -
 Equity securities, available for sale, at fair value
  (cost: 2011 - $5; 2010 - $5)                                                     6                   7
 Mortgage and other loans receivable
  (net of allowance: 2011 - $26; 2010 - $44)                                   1,379               1,193
 Policy loans                                                                    229                 232
 Investment real estate
  (net of accumulated depreciation of: 2011 - $9; 2010 - $6)                      26                  25
 Partnerships and other invested assets                                          335                 136
 Short-term investments
  (portion measured at fair value: 2011 - $58; 2010 - $2,143)                    105               2,671
 Derivative assets, at fair value                                                  9                   3
                                                                    -----------------    ----------------
Total investments                                                             22,882              20,910

Cash                                                                              31                  22
Accrued investment income                                                        217                 191
Reinsurance receivables                                                          293                 317
Deferred policy acquisition costs                                                558                 582
Deferred sales inducements                                                        95                  94
Income taxes receivable                                                            -                  38
Other assets                                                                     119                 106
Separate account assets, at fair value                                           751                 763
                                                                    -----------------   -----------------
TOTAL ASSETS                                                         $        24,946     $        23,023
                                                                    =================   =================

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           BALANCE SHEETS (Continued)

                                                                                 December 31,
                                                                    -------------------------------------
                                                                           2011                2010
                                                                    -----------------   -----------------
                                                                                        (as adjusted, see
                                                                                             Note 1)
                                                                       (In Millions, except share data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
 Future policy benefits                                              $         5,470     $         5,200
 Policyholder contract deposits                                               14,044              12,708
 Policy claims and benefits payable                                              256                 273
 Other policyholders' funds                                                      405                 409
 Reserve for unearned premiums                                                   100                 106
 Income taxes payable to parent                                                   56                   -
 Derivative liabilities, at fair value                                             9                  16
 Other liabilities                                                               281                 231
 Separate account liabilities                                                    751                 763
                                                                    -----------------   -----------------
TOTAL LIABILITIES                                                             21,372              19,706
                                                                    -----------------   -----------------

COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 12)

SHAREHOLDER'S EQUITY:
 Common stock, $2 par value, 1,980,658 shares authorized,
  issued and outstanding                                                           4                   4
 Additional paid-in capital                                                    3,961               4,076
 Accumulated deficit                                                            (803)             (1,055)
 Accumulated other comprehensive income                                          412                 292
                                                                    -----------------   -----------------
TOTAL SHAREHOLDER'S EQUITY                                                     3,574               3,317
                                                                    -----------------   -----------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                           $        24,946     $        23,023
                                                                    =================   =================

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                              STATEMENTS OF INCOME

                                                                                Years ended December 31,
                                                                ---------------------------------------------------------
                                                                       2011                2010                2009
                                                                -----------------   -----------------   -----------------
                                                                                    (as adjusted, see   (as adjusted, see
                                                                                         Note 1)             Note 1)
                                                                                      (In Millions)
REVENUES:
 Premiums and other considerations                               $           480     $           508     $           566
 Net investment income                                                     1,175               1,211               1,069
 Net realized investment gains (losses):
  Total other-than-temporary impairments on
   available for sale securities                                            (114)               (140)               (328)
  Portion of other-than-temporary impairments on
   available for sale fixed maturity securities recognized
   in accumulated other comprehensive income                                  (6)                (48)                 14
                                                                -----------------   -----------------   -----------------
  Net other-than-temporary impairments on available
   for sale securities recognized in net income                             (120)               (188)               (314)
  Other realized investment gains                                            238                  66                  45
                                                                -----------------   -----------------   -----------------
    Total net realized investment gains (losses)                             118                (122)               (269)
 Insurance charges                                                           193                 196                 203
 Other                                                                        69                  62                  58
                                                                -----------------   -----------------   -----------------
TOTAL REVENUES                                                             2,035               1,855               1,627
                                                                -----------------   -----------------   -----------------

BENEFITS AND EXPENSES:
 Policyholder benefits                                                       933                 796                 828
 Interest credited on policyholder contract deposits                         465                 446                 419
 Amortization of deferred policy acquisition costs                           103                  85                  83
 Amortization of deferred sales inducements                                   28                  13                  (1)
 General and administrative expenses, net of deferrals                       131                 185                 155
 Commissions, net of deferrals                                               125                 105                 112
                                                                -----------------   -----------------   -----------------
TOTAL BENEFITS AND EXPENSES                                                1,785               1,630               1,596
                                                                -----------------   -----------------   -----------------

INCOME BEFORE INCOME TAX EXPENSE (BENEFIT)                                   250                 225                  31

INCOME TAX EXPENSE (BENEFIT):
 Current                                                                      72                 (30)                (49)
 Deferred                                                                    (74)               (154)                 69
                                                                -----------------   -----------------   -----------------
TOTAL INCOME TAX EXPENSE (BENEFIT)                                            (2)               (184)                 20
                                                                -----------------   -----------------   -----------------

NET INCOME                                                       $           252     $           409     $            11
                                                                =================   =================   =================

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                       STATEMENTS OF COMPREHENSIVE INCOME

                                                                                Years ended December 31,
                                                                ---------------------------------------------------------
                                                                       2011                2010                2009
                                                                -----------------   -----------------   -----------------
                                                                                    (as adjusted, see   (as adjusted, see
                                                                                         Note 1)             Note 1)
                                                                                      (In Millions)
NET INCOME                                                       $           252     $           409     $            11

OTHER COMPREHENSIVE INCOME:

 Net unrealized gains of fixed maturity investments
  on which other-than-temporary credit impairments
  were taken - net of reclassification adjustments                            60                 393                 565
 Deferred income tax expense on above changes                                (23)               (126)               (145)

 Net unrealized gains on all other invested
  assets arising during the current period - net of
  reclassification adjustments                                               382                 465               1,035
 Deferred income tax expense on above changes                               (143)               (163)               (362)

 Adjustment to deferred policy acquisition costs
  and deferred sales inducements                                             (13)               (191)               (122)
 Deferred income tax benefit on above changes                                  5                  74                  45

 Insurance loss recognition                                                 (227)               (217)                  -
 Deferred income tax benefit on above changes                                 79                  76                   -
                                                                -----------------   -----------------   -----------------
OTHER COMPREHENSIVE INCOME                                                   120                 311               1,016
                                                                -----------------   -----------------   -----------------

COMPREHENSIVE INCOME                                             $           372     $           720     $         1,027
                                                                =================   =================   =================

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                                Years ended December 31,
                                                                ---------------------------------------------------------
                                                                       2011                2010                2009
                                                                -----------------   -----------------   -----------------
                                                                                    (as adjusted, see   (as adjusted, see
                                                                                         Note 1)             Note 1)
                                                                                      (In Millions)
COMMON STOCK:
 Balance at beginning and end of year                            $             4     $             4     $             4


ADDITIONAL PAID-IN CAPITAL:
 Balance at beginning of year                                              4,076               4,075               3,443
  Capital contributions from Parent (see Note 13)                              1                   1                 632
  Return of capital                                                         (116)                  -                   -
                                                                -----------------   -----------------   -----------------
 Balance at end of year                                                    3,961               4,076               4,075
                                                                -----------------   -----------------   -----------------
ACCUMULATED DEFICIT:
 Balance at beginning of year                                             (1,055)             (1,464)             (2,350)
  Cumulative effect of accounting change, net of tax                           -                   -                 875
  Net income                                                                 252                 409                  11
                                                                -----------------   -----------------   -----------------
 Balance at end of year                                                     (803)             (1,055)             (1,464)
                                                                -----------------   -----------------   -----------------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
 Balance at beginning of year                                                292                 (19)               (443)
  Cumulative effect of accounting change, net of tax                           -                   -                (592)
  Other comprehensive income                                                 120                 311               1,016
                                                                -----------------   -----------------   -----------------
 Balance at end of year                                                      412                 292                 (19)
                                                                -----------------   -----------------   -----------------

TOTAL SHAREHOLDER'S EQUITY                                       $         3,574     $         3,317     $         2,596
                                                                =================   =================   =================

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            STATEMENTS OF CASH FLOWS

                                                                                Years ended December 31,
                                                                ---------------------------------------------------------
                                                                       2011                2010                2009
                                                                -----------------   -----------------   -----------------
                                                                                    (as adjusted, see   (as adjusted, see
                                                                                         Note 1)             Note 1)
                                                                                      (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                       $           252     $           409     $            11
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
PROVIDED BY OPERATING ACTIVITIES:
Interest credited to policyholder account balances                           465                 446                 419
Fees charged for policyholder contract deposits                             (188)               (188)               (184)
Amortization of deferred policy acquisition costs                            103                  85                  83
Amortization of deferred sales inducements                                    28                  13                  (1)
Net realized investment (gains) losses                                      (118)                122                 269
Equity in income of partnerships and other invested assets                    (2)                (21)                 (8)
Depreciation and amortization                                                  4                 (21)                  4
Amortization (accretion) of net premium/discount on
investments                                                                 (142)                (92)               (113)
Provision for deferred income taxes                                         (114)               (182)               (198)
Unrealized (gains) losses in earnings - net                                   (2)                (41)                  5
Capitalized interest                                                         (15)                 (2)                 (3)
CHANGE IN:
 Hybrid securities, at fair value                                            (22)                  -                   -
 Accrued investment income                                                   (26)                 (3)                 (5)
 Amounts due to/from related parties                                          33                 (13)                 (2)
 Worker's compensation claim reserve, net                                      -                (331)                 (9)
 Reinsurance receivables                                                      24                  16                  25
 Deferral of deferred policy acquisition costs                               (94)                (90)               (114)
 Income taxes currently receivable/payable                                   126                  62                 222
 Other assets                                                                 18                  37                  17
 Future policy benefits                                                       (3)                 (4)                (61)
 Other policyholders' funds                                                  (12)                (10)                 59
 Other liabilities                                                             4                  27                   4
Other, net                                                                    (4)                 21                 (14)
                                                                -----------------   -----------------   -----------------
     NET CASH PROVIDED BY OPERATING ACTIVITIES                               315                 240                 406
                                                                -----------------   -----------------   -----------------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
 Fixed maturity securities, available for sale                            (7,103)             (3,134)             (3,040)
 Equity securities                                                             -                   -                  (6)
 Mortgage and other loans                                                   (265)                (32)                (17)
 Other investments, excluding short-term investments                        (297)                (93)               (121)
Sales of:
 Fixed maturity securities, available for sale                             2,157               1,998               1,092
 Equity securities                                                             9                  12                   9
 Other investments, excluding short-term investments                          79                  85                 103
Redemptions and maturities of:
 Fixed maturity securities, available for sale                             1,508                 909                 827
 Mortgage and other loans                                                     94                  49                  84
 Other investments, excluding short-term investments                          42                   7                   7
Purchases of property, equipment and software                                 (1)                  -                   -
Change in short-term investments                                           2,566                (630)               (600)
                                                                -----------------   -----------------   -----------------
     NET CASH USED IN INVESTING ACTIVITIES                       $        (1,211)    $          (829)    $        (1,662)
                                                                -----------------   -----------------   -----------------

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                      STATEMENTS OF CASH FLOWS (Continued)

                                                                                Years ended December 31,
                                                                ---------------------------------------------------------
                                                                       2011                2010                2009
                                                                -----------------   -----------------   -----------------
                                                                                    (as adjusted, see   (as adjusted, see
                                                                                         Note 1)             Note 1)
                                                                                      (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                    $         1,934     $         1,604     $         2,010
Policyholder account withdrawals                                            (669)               (636)             (1,035)
Net exchanges to/(from) separate accounts                                    (21)                (10)                (14)
Claims and annuity payments                                                 (237)               (372)               (224)
Net receipts from (repayments of) other short-term
financings                                                                     6                  (4)                 (7)
Cash overdrafts                                                                8                   -                  (2)
Cash capital contribution                                                      -                   -                 500
Return of capital                                                           (116)                  -                   -
                                                                -----------------   -----------------   -----------------
     NET CASH PROVIDED BY FINANCING ACTIVITIES                               905                 582               1,228
                                                                -----------------   -----------------   -----------------

INCREASE (DECREASE) IN CASH                                                    9                  (7)                (28)
CASH AT BEGINNING OF PERIOD                                                   22                  29                  57
                                                                -----------------   -----------------   -----------------
CASH AT END OF PERIOD                                            $            31     $            22     $            29
                                                                =================   =================   =================

SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid                                                $            18     $            27     $            28
Interest (received) paid                                         $             -     $            51     $            39

Non-cash activity:
Capital contribution in the form of securities                   $             -     $             -     $           131
Sales inducements credited to policyholder contract
deposits                                                         $            28     $            24     $            17
Other various non-cash contributions                             $             1     $             1     $             1

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York ("US Life" or the "Company") is a direct, wholly-owned subsidiary of AGC Life Insurance Company (the "Parent"), which is in turn an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual fixed and variable annuity and life products, group insurance and certain credit products. The Company is licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. The Company is also licensed in American Samoa, U.S. Virgin Islands, and Guam.

Individual   annuity   products   offered  by  the  Company  include  fixed  and
equity-indexed  annuities,  immediate  annuities,  terminal  funding  annuities, structured settlement contracts and annuities directed at the market for tax-deferred, long-term savings products. These individual annuity products are sold primarily to affluent markets, generally through affiliated and independent general agencies and producers as well as financial institutions, affiliated and independent broker-dealers and full-service securities firms. Three financial institutions represented approximately 23 percent, 20 percent and 14 percent of premiums received in the year ended December 31, 2011. Four financial institutions represented approximately 27 percent, 16 percent, 15 percent and 11 percent of premiums received in the year ended December 31, 2010. No other independent selling organization was responsible for more than 10 percent of premiums received for any such periods.

The individual life insurance products include universal life, term life, whole life and interest sensitive whole life. These individual life products are sold primarily to affluent markets, generally through affiliated and independent general agencies and producers as well as financial institutions. The Company also provides products for certain international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

Effective December 31, 2011, First SunAmerica Life Insurance Company ("FSA"), a subsidiary of SunAmerica Life Insurance Company ("SALIC"), merged with US Life, the surviving entity. The primary purpose of the merger is to reduce costs, complexity and regulatory requirements by reducing the number of separate legal entities. The merger represented a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying financial statements include the financial position, results of operations and cash flows of FSA for all periods presented.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Effective December 31, 2010, American International Life Assurance Company of New York ("AIL"), a subsidiary of AIG, merged with US Life, the surviving entity. The primary purpose of the merger is to reduce costs, complexity and regulatory requirements by reducing the number of separate legal entities. The merger represented a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying financial statements include the financial position, results of operations and cash flows of AIL for all periods presented.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain prior period items have been reclassified to conform to the current period's presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions are those relating to items considered by management in the determination of:

     .    future policy benefits for life and accident and health contracts;

     .    policyholder contract deposits;

     .    recoverability of deferred policy acquisition costs ("DAC");

     .    estimated gross profits ("EGPs") for investment-oriented products;

     .    other-than-temporary impairments;

     . estimates with respect to income taxes, including recoverability of deferred tax assets; and

     . fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed"). See Note 3 herein.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's financial condition, results of operations and cash flows could be materially affected.

OUT OF PERIOD ADJUSTMENTS

In 2011, the Company recorded the net effect of certain out of period adjustments which increased pretax income for 2011 by $8 million. The out of period adjustments are primarily related to valuation system or administration system conversion errors which caused calculated reserves to be either overstated or understated. The Company evaluated these errors taking into account both qualitative and quantitative factors and considered the impact of these errors to 2011, as well as the materiality to the periods in which they originated.

Management believes these errors are not material to the accompanying 2011 financial statements.

INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, variable universal life, fixed annuity, guaranteed renewable term life, limited payment and investment contracts. These contracts generally require the performance of various functions and services over a period of more than one year. The contract

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

provisions generally cannot be changed or canceled by the insurer during the contract period; however, most contracts issued by the Company in the future allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, dental, vision, AD&D, excess major medical, credit and disability policies. These contracts provide insurance protection for a fixed period of short duration and enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses, net of deferred taxes and an adjustment to DAC and deferred sales inducements, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value. For discussion on ML II, see Notes 3 and 4. Realized and unrealized gains and losses on trading securities are reported in net investment income.

EVALUATING INVESTMENTS FOR OTHER-THAN-TEMPORARY IMPAIRMENTS

On April 1, 2009, the Company adopted prospectively an accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected ("recovery value"), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

IMPAIRMENT POLICY -- EFFECTIVE APRIL 1, 2009 AND THEREAFTER

FIXED MATURITY SECURITIES

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

The Company considers severe price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security (e.g. residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO"), asset backed securities ("ABS")), the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security, management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

     .    Current delinquency rates;

     .    Expected default rates and the timing of such defaults;

     .    Loss severity and the timing of any recovery; and

     .    Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

EQUITY SECURITIES

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

     . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

     . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

     . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate (net of related collateral), commercial loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the statements of income. Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

The Company does not currently hold any loans classified as held for sale.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service coverage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

INVESTMENT REAL ESTATE

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of its carrying amount or fair value less estimated costs to sell the property.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

PARTNERSHIPS AND OTHER INVESTED ASSETS

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest or less than five percent interest but in which AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

The Company's partnership investments are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

SHORT-TERM INVESTMENTS

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate and foreign currency swaps, options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues or has issued equity-indexed universal life and annuity products that offer optional guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum account value ("GMAV") living benefits. These types of guarantees are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The Company purchases exchange traded and over-the-counter options and exchange traded futures from various indicies to offset the increase in its liabilities resulting from the indexed features of these products. Exchange traded options and futures are marked to market using observable market

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

quotes, while the over-the-counter options are marked to market through matrix pricing that utilizes observable market inputs. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the balance sheets as derivative assets or derivative liabilities. The fair value of the embedded derivatives is reflected in policyholder contract deposits in the balance sheets. Changes in the fair value of all derivatives are reported as part of net realized investment gains and losses in the statements of income. See Notes 3 and 5 for additional disclosures.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Policy   acquisition  costs  represent  those  costs,   including   commissions,
underwriting and certain marketing expenses, that vary with and are primarily related to the acquisition of new business.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are based on management's best estimates and are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. If management's assumptions underlying the EGPs change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

DAC for certain investment-oriented products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC on certain products equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains (losses) on fixed maturity and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss). DAC related to certain investment-oriented business sold on AIL paper prior to its December 31, 2010 merger with US Life was not adjusted for changes in net unrealized gains or losses.

With respect to the Company's variable universal life policies, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 8.0 percent. For the Company's variable annuity products, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 7.5 percent.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to policyholders on certain of its products. The sales inducements provided to the variable annuity policyholders are primarily reflected in the separate account liability on the balance sheets. All other sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the balance sheets. The cost of sales inducements is deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without these bonus amounts, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues or has issued variable annuities and variable universal life contracts, for which the investment risk lies solely with the policyholder, except with respect to amounts invested in the fixed-rate account option and minimum guarantees made by the Company with respect to certain policies. The assets supporting the variable portion of variable annuities and variable universal life contracts are carried at fair value and reported as separate account assets with an equivalent liability in the balance sheets. Separate account assets are primarily shares in mutual funds, which are based on the quoted net asset value per share and are insulated from the Company's creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income, comprehensive income and cash flows. The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the statements of income.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include the reserves for traditional life and annuity payout contracts and are based on estimates of the cost of future policy benefits. Reserves for traditional life are determined using the net level premium method based on actuarial assumptions as to mortality, persistency, interest and expenses established at the policy issue date. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liability for guaranteed minimum death benefits ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a policyholder, the policyholder's beneficiary will receive the greater of (i) the policyholder's account value, or
(ii) a guaranteed minimum benefit that varies by product and type of benefit elected by the policyholder. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed policyholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for GMDB are included in policyholder benefits in the statements of income. The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis.

Waiver of premium reserves for life insurance are based primarily on the 1970 Krieger table, modified for Company experience. The interest rate assumption varies by year of incurral and the average is approximately 5.15 percent.

Claim reserves attributable to the workers' compensation business are estimated by using a loss development analysis, based upon a combination of actuarial methods including paid loss development, incurred loss development, and the Bornhuetter-Ferguson method, using both paid and incurred claims. Future expected claim payments are discounted using a 3 percent discount rate.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life insurance and annuity products, such as those sold by the Company, are not reflected as revenues in the Company's statements of income, as they are recorded directly to policyholder contract deposits upon receipt. Policyholder

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

contract deposits also include the Company's liabilities for GMWB and GMAV, accounted for as embedded derivatives at fair value. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment losses in the statements of income.

GMWB is a feature the Company offers on certain variable annuity products. If available and elected by the policyholder at the time of contract issuance and subject to the specific provisions of the feature elected, this feature can provide a guaranteed annual withdrawal stream either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is based off of a guaranteed benefit base, the amount of which is determined by the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and /or greater than expected longevity could result in GMWB benefits being higher than the underlying policyholder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

GMAV is a feature that was offered on certain variable annuity products from the second quarter of 2004 to May 2009. If available and elected by the policyholder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of premiums invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying policyholder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB and GMAV requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB and GMAV guarantees include unobservable inputs such as management's estimate of policyholder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique was modified during 2010, primarily with respect to the discount rates applied to certain projected benefits payments.

Equity-indexed annuities and equity-indexed universal life contracts offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index. This feature is accounted for in accordance with accounting standards for derivative instruments.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company recorded an increase of approximately $22 million in the estimated reserves for IBNR death claims in 2011 in conjunction with the use of the Social Security Death Master File ("SSDMF") to identify potential claims not yet filed. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that industry-wide regulatory inquiries, audits and other regulatory activity could result in the payment of additional death claims, additional escheatment of funds deemed abandoned under state laws, administrative penalties and interest.

OTHER POLICYHOLDERS' FUNDS

Included in other policyholders' funds are primarily unearned revenue reserves ("URR"), liabilities for dividends arising out of participating business, reserves for experience-rated group products and liabilities for premiums received in advance.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the company based on provisions within the insurance contracts sold. These dividends are declared annually by the Company's Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90% of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income. The Company's participating business has not been profitable and has resulted in an asset, rather than a liability balance. Such assets or receivable balances are not recognized for financial reporting purposes at December 31, 2011 or 2010.

Provisions for experience rating refunds arise from contractual obligations between the Company and the groups being insured. Periodic assessments of the experience of the insured groups are undertaken and the group participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in policyholder benefits in the statements of income.

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the statements of income. As discussed under "Other Policyholders' Funds" within this note, policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees and asset management fees are recorded as income in other revenue when earned.

Premiums on accident and health policies and credit products are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums. The Company estimates and accrues group and credit premiums due but not yet collected.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

     . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

     . Dividend income from common and preferred stock and distributions from other investments.

     . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

     .    Earnings  from  private  equity  funds  and  hedge  fund   investments
          accounted for under the equity method.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     .    Interest income on mortgage, policy and other loans.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net  realized   investment   gains  and  losses  are   determined   by  specific
identification. The net realized investment gains and losses are generated primarily from the following sources:

     .    Sales  of  fixed  maturity  and  equity  securities   (except  trading
          securities accounted for at fair value), real estate, investments in private equity funds and hedge funds and other types of investments.

     . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value) and other invested assets for other-than-temporary impairments.

     .    Changes in fair value of derivative assets and liabilities.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

ACCOUNTING CHANGES

FUTURE APPLICATION OF ACCOUNTING STANDARDS

ACCOUNTING FOR COSTS ASSOCIATED WITH ACQUIRING OR RENEWING INSURANCE CONTRACTS

In October 2010, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard amends how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as DAC. The standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is also permitted.

The Company will adopt the standard retrospectively on January 1, 2012. Upon adoption, retrospective application will result in a reduction to opening retained earnings for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts because the Company will only defer costs that are incremental and directly related to the successful acquisition of new or renewal business.

As a result of adopting this standard at January 1, 2012, the Company expects a pre-tax reduction of DAC of approximately $57 million and an after-tax decrease in the Company shareholder's equity of approximately $37 million, which consists of an increase in accumulated deficit of approximately $43 million and an increase in accumulated other comprehensive income of $6 million at January 1, 2012. The retrospective adoption will favorably (unfavorably) affect income before income tax expense (benefit) by approximately $(4) million, $732 thousand and $12 million for the years ended December 31, 2011, 2010, and 2009, respectively. The reduction in DAC is primarily due to lower deferrals associated with unsuccessful efforts.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

RECONSIDERATION OF EFFECTIVE CONTROL FOR SECURED BORROWINGS

In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar agreements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar agreement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

The guidance in the new standard must be applied prospectively to transactions or modifications of existing transactions that occur on or after January 1, 2012. Early adoption is prohibited.

COMMON  FAIR  VALUE   MEASUREMENT  AND  DISCLOSURE   REQUIREMENTS  IN  GAAP  AND
INTERNATIONAL FINANCIAL REPORTING STANDARDS ("IFRS")

In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with IFRS. Consequently, when the standard becomes effective on January 1, 2012, fair value measurement and disclosure requirements under GAAP and IFRS will be consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

The standard's fair value guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholder's equity at fair value or provide fair value disclosures for items not recorded at fair value. While many of the amendments are not expected to significantly affect current practice, the guidance clarifies how a principal market is determined, addresses the fair value measurement of financial instruments with offsetting market or counterparty credit risks and the concept of valuation premise (i.e., in-use or in exchange) and highest and best use, extends the prohibition on blockage factors to all three levels of the fair value hierarchy, and requires additional disclosures.

The standard is effective for the Company for interim and annual periods beginning on January 1, 2012. The new disclosure requirements must be applied prospectively. The standard will not have a material effect on the Company's financial condition, results of operations or cash flows.

PRESENTATION OF COMPREHENSIVE INCOME

In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. This presentation is effective January 1, 2012, and is required to be applied retrospectively.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2011:

FAIR VALUE MEASUREMENTS AND DISCLOSURES

In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for the Company beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

settlements within the rollforward of Level 3 activity, which were effective for the Company beginning on January 1, 2011. See Note 3.

CONSOLIDATION OF INVESTMENTS IN SEPARATE ACCOUNTS

In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The new standard became effective for the Company on January 1, 2011. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

A CREDITOR'S DETERMINATION OF WHETHER A RESTRUCTURING IS A TROUBLED DEBT RESTRUCTURING

In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring ("TDR") and requires additional disclosures about a creditor's troubled debt restructuring activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a troubled debt restructuring: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The standard became effective for the Company for interim and annual periods beginning on July 1, 2011. The Company applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, the Company was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, the Company must provide the disclosures about troubled debt restructuring activities in the period of adoption. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows. See Note 4.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

CONSOLIDATION OF VARIABLE INTEREST ENTITIES ("VIE")

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund. The primary effect of this deferral is that the Company will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interests in eligible entities.

ACCOUNTING FOR EMBEDDED CREDIT DERIVATIVES

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the standard on July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

recognized in earnings. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

DISCLOSURES ABOUT THE CREDIT QUALITY OF FINANCING RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES

In July 2010, the FASB issued an accounting standard that requires enhanced disclosures about the credit quality of financing receivables that are not measured at fair value. This guidance requires a greater level of disaggregated information about the credit quality of financing receivables and the related allowance for credit losses. In addition, this guidance requires disclosure of credit quality indicators, past due information, and modifications of financing receivables. For nonpublic entities, the disclosures as of the end of a reporting period became effective for annual reporting periods ended on or after December 15, 2011. The disclosures about activity that occurs during a reporting period became effective for interim and annual reporting periods beginning on or after December 15, 2010. In January 2011, the FASB issued an accounting standard that temporarily deferred the effective date for disclosures on modifications of financing receivables by creditors. In April 2011, the FASB issued an accounting standard that amended the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring. In addition, this guidance requires additional disclosures about a creditor's troubled debt restructuring activities in interim and annual periods beginning on July 1, 2011.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for, and (iii) how derivative instruments and related hedged items affect the Company's financial condition, results of operations, and cash flows. The Company adopted the standard on January 1, 2009. See Note 5 for related disclosures.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 4 herein for the expanded disclosures.

The Company adopted the standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $283 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $875 million and an increase to accumulated other comprehensive loss of $592 million, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 14 herein). The cumulative effect adjustment resulted in an increase of approximately $1.1 billion in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of DAC and deferred sales inducements.

The standard reduced the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

     . Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

     . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only when the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the accounting standard for other-than-temporary impairments:

                                                                              (Increase) Decrease to    Net Increase in the
                                                     (Increase) Decrease to      Accumulated Other           Company's
                                                       Accumulated Deficit       Comprehensive Loss    Shareholder's Equity
                                                     ----------------------   ----------------------   --------------------
                                                                                  (In Millions)
Net effect of the increase in amortized cost of
    available for sale fixed maturity securities      $              1,096     $             (1,096)    $                -
Net effect of related DAC, sales inducement assets
    and other insurance balances                                      (164)                     161                     (3)
Net effect on deferred income tax assets                               (57)                     343                    286
                                                     ----------------------   ----------------------   --------------------
Net increase in the Company's shareholder's equity    $                875     $               (592)    $              283
                                                     ======================   ======================   ====================

DETERMINING FAIR VALUE WHEN VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The adoption of the standard on April 1, 2009, did not have a material effect on the Company's financial condition, results of operations or cash flows.

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The standard was effective beginning October 1, 2009 for the Company. The adoption of the standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)

In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the standard on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The standard was effective for interim and annual periods ending after December 15, 2009. The adoption of the standard did not have a material effect on the Company's financial condition, results of operations or cash flows. See Note 3 herein for disclosure.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the balance sheets are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

..    Level 1 - Fair value  measurements  that are quoted prices  (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

..    Level 2 - Fair value  measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..    Level 3 - Fair value  measurements  based on valuation  techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

INCORPORATION OF CREDIT RISK IN FAIR VALUE MEASUREMENTS

..    THE  COMPANY'S  OWN  CREDIT  RISK.  Fair  value  measurements  for  certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date.

..    COUNTERPARTY   CREDIT  RISK.  Fair  value   measurements  for  freestanding
     derivatives  incorporate   counterparty  credit  risk  by  determining  the
     explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit
     exposure  to  a  counterparty   is  determined   based  on  master  netting
     agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

A CDS is a derivative contract that allows the transfer of third-party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or periodic premium to the seller. The seller's payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that specified reference security. The present value of the amount of the upfront and/or periodic premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the "CDS spread").

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

FIXED MATURITY SECURITIES - TRADING AND AVAILABLE FOR SALE

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from third-party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. In order to assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.

FIXED MATURITY SECURITIES ISSUED BY GOVERNMENT ENTITIES

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

FIXED MATURITY SECURITIES ISSUED BY CORPORATE ENTITIES

For most debt securities issued by corporate entities, the Company obtains fair value information from independent third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, adjusted for illiquidity and structure.

RMBS, CMBS, CDOS AND OTHER ABS

Independent third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS, CDOs and other ABS. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CDOs or other ABS is limited, certain inputs used to determine fair value may not be observable in the market.

ML II

The fixed maturity securities, trading portfolio includes an interest in ML II. See Note 4 for additional background information on ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $84 million. Subsequently and prior to March 31, 2011, the ML II interest has been valued using a discounted cash flow methodology that (i) uses the estimated future cash flows and the fair value of the ML II assets, (ii) allocates the estimated future cash flows according to the ML II waterfall, and (iii) determines the discount rate to be applied to the Company's interest in ML II by reference to the discount rate implied by the estimated value of ML II assets and the estimated future cash flows of the Company's interest in the capital structure. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structures and terms.

As a result of the announcement on March 31, 2011 by the New York Fed of its plan to begin selling the assets in the ML II portfolio over time through a competitive sales process, the Company modified its methodology for estimating the fair value of its interest in ML II to incorporate the assumption of the current liquidation, which (i) uses the estimated fair value of the ML II assets and (ii) allocates the estimated asset fair value according to the ML II waterfall.

As of December 31, 2011, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest after repayment of the first priority obligations owed to the New York Fed. The fair value of the Company's interest in ML II is most affected by the liquidation proceeds realized by the New York Fed from the sale of the collateral securities.

The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the Company's interest in ML II (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

See Note 17 for a subsequent event related to ML II.

EQUITY SECURITIES - AVAILABLE FOR SALE AND TRADING

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

PARTNERSHIPS AND OTHER INVESTED ASSETS

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

SHORT-TERM INVESTMENTS

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

SEPARATE ACCOUNT ASSETS

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Changes in the fair value of separate account assets are completely offset in the statements of income and comprehensive income by changes in separate account liabilities, which are not carried at fair value.

DERIVATIVE ASSETS AND LIABILITIES

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

EMBEDDED POLICY DERIVATIVES INCLUDED IN POLICYHOLDER CONTRACT DEPOSITS

Certain variable annuity and equity-indexed annuity and life contracts contain embedded policy derivatives that the Company bifurcates from the host contracts and accounts for separately at fair value, with changes in fair value recognized in earnings. The Company concluded these contracts contain (i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with equity-indexed annuity and life contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. During the fourth quarter of 2010, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. Primarily as a result of this change, the fair value of the embedded derivative liabilities decreased by $15 million, which is partially offset by $6 million of DAC amortization.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the levels of the inputs used:


At December 31, 2011                                      Level 1            Level 2            Level 3       Total Fair Value
                                                      ----------------   ----------------   ----------------   ----------------
                                                                                    (In Millions)

ASSETS:
Fixed maturity securities, available for sale:
  U.S. government obligations                          $          124     $          122     $            -     $          246
  Foreign government                                                -                246                  -                246
  States, territories & political subdivisions                      -                264                164                428
  Corporate securities                                              -             15,003                165             15,168
  RMBS                                                              -              1,753              1,013              2,766
  CMBS                                                              -                267                544                811
  CDO/ABS                                                           -                479                507                986
                                                      ----------------   ----------------   ----------------   ----------------
Total fixed maturity securities, available for sale               124             18,134              2,393             20,651
                                                      ----------------   ----------------   ----------------   ----------------
Fixed maturity securities, trading:
  CDO/ABS                                                           -                  -                111                111
                                                      ----------------   ----------------   ----------------   ----------------
Total fixed maturity securities, trading                            -                  -                111                111
                                                      ----------------   ----------------   ----------------   ----------------
Hybrid securities:
  RMBS                                                              -                  6                  8                 14
  CDO/ABS                                                           -                  8                  9                 17
                                                      ----------------   ----------------   ----------------   ----------------
Total hybrid securities                                             -                 14                 17                 31
                                                      ----------------   ----------------   ----------------   ----------------
Equity securities, available for sale:
  Common stocks                                                     -                  -                  1                  1
  Preferred stocks                                                  -                  5                  -                  5
                                                      ----------------   ----------------   ----------------   ----------------
Total equity securities, available for sale                         -                  5                  1                  6
                                                      ----------------   ----------------   ----------------   ----------------
Partnerships and other invested assets (a)                          -                148                 36                184
Short-term investments (b)                                          -                 58                  -                 58
Derivative assets:
  Interest rate contracts                                           2                  -                  -                  2
  Equity contracts                                                  7                  -                  -                  7
                                                      ----------------   ----------------   ----------------   ----------------
Total derivative assets                                             9                  -                  -                  9
                                                      ----------------   ----------------   ----------------   ----------------
Separate account assets                                           751                  -                  -                751
                                                      ----------------   ----------------   ----------------   ----------------
     Total                                             $          884     $       18,359     $        2,558     $       21,801
                                                      ================   ================   ================   ================

LIABILITIES:
Policyholder contract deposits (c)                     $            -     $            -     $           44     $           44
Derivative liabilities:
  Foreign exchange contracts                                        -                  9                  -                  9
                                                      ----------------   ----------------   ----------------   ----------------
Total derivative liabilities                                        -                  9                  -                  9
                                                      ----------------   ----------------   ----------------   ----------------
     Total                                             $            -     $            9     $           44     $           53
                                                      ================   ================   ================   ================

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2010                                       Level 1            Level 2            Level 3       Total Fair Value
                                                      ----------------   ----------------   ----------------   ----------------
                                                                                    (In Millions)

ASSETS:
Fixed maturity securities, available for sale:
 U.S. government obligations                           $            -     $          145     $            -     $          145
 Foreign government                                                 -                125                  -                125
 States, territories & political subdivisions                       -                 95                 34                129
 Corporate securities                                               -             12,643                203             12,846
 RMBS                                                               -              1,388                523              1,911
 CMBS                                                               -                221                503                724
 CDO/ABS                                                            -                227                429                656
                                                      ----------------   ----------------   ----------------   ----------------
Total fixed maturity securities, available for sale                 -             14,844              1,692             16,536
                                                      ----------------   ----------------   ----------------   ----------------
Fixed maturity securities, trading:
 CDO/ABS                                                            -                  -                107                107
                                                      ----------------   ----------------   ----------------   ----------------
Total fixed maturity securities, trading                            -                  -                107                107
                                                      ----------------   ----------------   ----------------   ----------------
Equity securities, available for sale:
 Common stocks                                                      -                  -                  2                  2
 Preferred stocks                                                   -                  5                  -                  5
                                                      ----------------   ----------------   ----------------   ----------------
Total equity securities, available for sale                         -                  5                  2                  7
                                                      ----------------   ----------------   ----------------   ----------------
Partnerships and other invested assets (a)                          -                 25                 32                 57
Short-term investments (b)                                        200              1,943                  -              2,143
Derivative assets:
 Interest rate contracts                                            1                  -                  -                  1
 Equity contracts                                                   2                  -                  -                  2
                                                      ----------------   ----------------   ----------------   ----------------
Total derivative assets                                             3                  -                  -                  3
                                                      ----------------   ----------------   ----------------   ----------------
Separate account assets                                           763                  -                  -                763
                                                      ----------------   ----------------   ----------------   ----------------
     Total                                             $          966     $       16,817     $        1,833     $       19,616
                                                      ================   ================   ================   ================


LIABILITIES:
Policyholder contract deposits (c)                     $            -     $            -     $           19     $           19
Derivative liabilities:
 Foreign exchange contracts                                         -                 16                  -                 16
                                                      ----------------   ----------------   ----------------   ----------------
Total derivative liabilities                                        -                 16                  -                 16
                                                      ----------------   ----------------   ----------------   ----------------
     Total                                             $            -     $           16     $           19     $           35
                                                      ================   ================   ================   ================

     (a) Amounts presented for partnerships and other invested assets in the tables above differ from the amounts presented in the balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.

     (b) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $47 million and $528 million at December 31, 2011 and 2010, respectively.

     (c) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the balance sheets as these tables only include the GMWB embedded derivatives which are measured at estimated fair value on a recurring basis.

At December 31, 2011 and 2010, Level 3 assets were 10.3 percent and 8.0 percent of total assets, respectively, and Level 3 liabilities were 0.2 percent and 0.1 percent of total liabilities, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2011 and 2010 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the statements of income during 2011 and 2010 related to the Level 3 assets and liabilities that remained in the balance sheets at December 31, 2011 and 2010:

                                                                                                                 Changes in
                                               Net                                                               Unrealized
                                            Realized                                                               Gains
                                               and                   Purchases,                                   (Losses)
                                           Unrealized                  Sales,                                   Included in
                                Fair Value    Gains    Accumulated    Issuances                                  Income on
                                 Beginning  (Losses)      Other          and       Gross     Gross   Fair Value Instruments
                                    of      included  Comprehensive Settlements, Transfers Transfers   End of   Held at End
December 31, 2011                  Year     in Income Income (Loss)      Net         In       Out       Year      of Year
-----------------               ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
                                                                      (In Millions)
ASSETS:
Fixed maturity securities,
 available for
 sale:
 States, territories &
  political subdivisions         $     34   $      -   $        24   $      114   $     -   $    (8)  $    164   $       -
 Corporate securities                 203          4            (2)          10       258      (308)       165           -
 RMBS                                 523        (34)           30          399        95         -      1,013           -
 CMBS                                 503         (8)           19           49         -       (19)       544           -
 CDO/ABS                              429         24           (13)          51        89       (73)       507           -
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
Total fixed maturity
 securities, available for sale     1,692        (14)           58          623       442      (408)     2,393           -
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
Fixed maturity
 securities, trading:
 CDO/ABS                              107          4             -            -         -         -        111           1
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
Total fixed maturity
 securities, trading                  107          4             -            -         -         -        111           1
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
Hybrid securities:
 RMBS                                   -          -             -            8         -         -          8           -
 CDO/ABS                                -         (1)            -           18         -        (8)         9          (1)
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
Total hybrid securities                 -         (1)            -           26         -        (8)        17          (1)
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
Equity securities,
 available for sale:
 Common stocks                          2          1             -           (2)        -         -          1           -
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
Total equity securities,
 available for sale                     2          1             -           (2)        -         -          1           -
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
Partnerships and other
 invested assets                       32         (1)            1            5         -        (1)        36           -
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
     Total                       $  1,833   $    (11)  $        59   $      652   $   442   $  (417)  $  2,558   $       -
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
LIABILITIES:
Policyholder contract
  deposits                       $     19   $     18   $         -   $        7   $     -   $     -   $     44   $       -
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
     Total                       $     19   $     18   $         -   $        7   $     -   $     -   $     44   $       -
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                                                         Changes in
                                                 Net                                                     Unrealized
                                              Realized                                                     Gains
                                                 and                    Purchases,                         (Losses)
                                             Unrealized                   Sales,                         Included in
                                  Fair Value    Gains    Accumulated     Issuances                        Income on
                                   Beginning  (Losses)      Other           and               Fair Value Instruments
                                      of      included  Comprehensive  Settlements,    Net      End of   Held at End
December 31, 2010                    Year     in Income Income (Loss)       Net     Transfers    Year      of Year
-----------------                 ---------- ---------- ------------- ------------- --------- ---------- -----------
                                                                        (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
  States, territories & political
    subdivisions                   $      18  $      -   $        (1)  $        29   $   (12)  $     34   $       -
  Corporate securities                   457         1            10           (50)     (215)       203           -
  RMBS                                   456       (39)          104          (110)      112        523           -
  CMBS                                   342      (131)          279          (132)      145        503           -
  CDO/ABS                                320       (13)           48           108       (34)       429           -
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
Total fixed maturity
  securities, available for sale       1,593      (182)          440          (155)       (4)     1,692           -
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
Fixed maturity securities,
  trading:
  CDO/ABS                                 64        40             -             3         -        107          25
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
Total fixed maturity
  securities, trading                     64        40             -             3         -        107          25
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
Equity securities,
  available for sale:
  Common stocks                            2         -             -             -         -          2           -
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
Total equity securities,
  available for sale                       2         -             -             -         -          2           -
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
Partnerships and other
  invested assets                         20         3             1             6         2         32           -
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
      Total                        $   1,679  $   (139)  $       441   $      (146)  $    (2)  $  1,833   $      25
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
LIABILITIES:
Policyholder contract
  deposits                         $      28  $    (16)  $         -   $         7   $     -   $     19   $       -
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
      Total                        $      28  $    (16)  $         -   $         7   $     -   $     19   $       -
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the statements of income as follows:

                                                                  Net Realized
                                                Net Investment     Investment
At December 31, 2011                                Income       Gains (Losses)      Total
                                                --------------   --------------   ----------
                                                                (In Millions)
Fixed maturity securities, available for sale    $         87     $       (101)   $     (14)
Fixed maturity securities, trading                          4                -            4
Hybrid securities                                          (1)               -           (1)
Equity securities, available for sale                       -                1            1
Partnerships and other invested assets                      -               (1)          (1)
Policyholder contract deposits                              -               18           18

                                                                  Net Realized
                                                Net Investment     Investment
At December 31, 2010                                Income       Gains (Losses)      Total
                                                --------------   --------------   ----------
                                                                (In Millions)
Fixed maturity securities, available for sale    $        (13)    $       (169)    $   (182)
Fixed maturity securities, trading                         40                -           40
Partnerships and other invested assets                      3                -            3
Policyholder contract deposits                              -              (16)         (16)

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above:

                                                                                               Purchases,
                                                                                                 Sales,
                                                                                                Issuances
                                                                                                   and
                                                                                              Settlements,
December 31, 2011                                  Purchases        Sales       Settlements      Net (a)
-----------------                                ------------   ------------   ------------   ------------
                                                                       (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
  States, territories & political subdivisions    $      114     $        -     $        -     $      114
  Corporate securities                                    50              -            (40)            10
  RMBS                                                   531              -           (132)           399
  CMBS                                                    76              -            (27)            49
  CDO/ABS                                                270             (8)          (211)            51
                                                 ------------   ------------   ------------   ------------
Total fixed maturity securities, available
  for sale                                             1,041             (8)          (410)           623
                                                 ------------   ------------   ------------   ------------
Hybrid securities:
  RMBS                                                     9              -             (1)             8
  CDO/ABS                                                 18              -              -             18
                                                 ------------   ------------   ------------   ------------
Total hybrid securities                                   27              -             (1)            26
                                                 ------------   ------------   ------------   ------------
Equity securities, available for sale:
  Common stocks                                            -             (2)             -             (2)
                                                 ------------   ------------   ------------   ------------
Total equity securities, available for sale                -             (2)             -             (2)
                                                 ------------   ------------   ------------   ------------
Partnerships and other invested assets                    10              -             (5)             5
                                                 ------------   ------------   ------------   ------------
    Total                                         $    1,078     $      (10)    $     (416)    $      652
                                                 ------------   ------------   ------------   ------------

(a)  There were no issuances during the year ended December 31, 2011.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2011 and 2010 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available and substantial price variances in quotations among market participants exist.

During the year ended December 31, 2011, transfers into Level 3 included certain RMBS, ABS, and private placement corporate debt. The transfers into Level 3 of investments in certain RMBS and certain ABS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The downward credit migration in part reflected the Company's move to using composite credit ratings for these securities commencing in 2011 in order to reduce reliance on any single rating agency. Transfers into Level 3 for private placement corporate debt and certain other ABS were primarily the result of the Company adjusting matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

event, one or more significant input(s) becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. In addition, transfers out of Level 3 also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest. During the year ended December 31, 2011, transfers out of Level 3 primarily related to investments in private placement corporate debt, investments in certain CMBS and ABS. Transfers out of Level 3 for private placement corporate debt and for ABS were primarily the result of the Company using observable pricing information or a third party pricing quotation that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for certain CMBS and certain other ABS investments were primarily due to increased observations of market transactions and price information for those securities.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2011.

Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

                                                                      December 31, 2011           December 31, 2010
                                                                 -------------------------   -------------------------
                                                                  Fair Value                  Fair Value
                                                                  Using Net      Unfunded     Using Net      Unfunded
                            Investment Category Includes         Asset Value   Commitments   Asset Value   Commitments
                      ----------------------------------------   -----------   -----------   -----------   -----------
                                                                                     (In Millions)
INVESTMENT CATEGORY
PRIVATE EQUITY
FUNDS:
   Leveraged buyout   Debt and/or equity investments made as      $      25     $      14     $      20     $      19
                      part of a transaction in which assets of
                      mature companies are acquired from the
                      current shareholders, typically with
                      the use of financial leverage.

   Non-U.S.           Investments that focus primarily on                 2             2             -             -
                      Asian and European based buyouts,
                      expansion capital, special situations,
                      turnarounds, venture capital, mezzanine
                      and distressed opportunities strategies.

   Venture capital    Early-stage, high-potential, growth                 2             2             2             3
                      companies expected to generate a return
                      through an eventual realization event,
                      such as an initial public offering or
                      sale of the company.

   Other              Real estate, energy, multi-strategy,                5            21             7             4
                      mezzanine, and industry-focused
                      strategies.
                                                                 -----------   -----------   -----------   -----------
Total private equity funds                                               34            39            29            26
                                                                 -----------   -----------   -----------   -----------
HEDGE FUNDS:
   Long-short         Securities that the manager believes               63             -            25             -
                      are undervalued, with corresponding
                      short positions to hedge market risk.

   Other              Non-U.S. companies, futures and                    85             -             -             -
                      commodities, macro and multi-strategy
                      and industry-focused strategies.
                                                                 -----------   -----------   -----------   -----------
Total hedge funds                                                       148             -            25             -
                                                                 -----------   -----------   -----------   -----------
Total                                                             $     182     $      39     $      54     $      26
                                                                 ===========   ===========   ===========   ===========

At December 31, 2011, private equity fund investments included above are not redeemable during the lives of the funds and have expected remaining lives that extend in some cases more than 10 years. At that date, none of the total investments above had expected remaining lives of less than three years, 72 percent between three and seven years

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

and 28 percent between seven and 10 years. Expected lives are based upon legal maturity, which can be extended at the fund manager's discretion, typically in one-year increments.

At December 31, 2011, hedge fund investments included above are redeemable monthly (0 percent), quarterly (73 percent), semi-annually (27 percent) and annually (0 percent), with redemption notices ranging from 30 days to 180 days. More than 60 percent require redemption notices of less than 90 days. Investments representing approximately 73 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments include various restrictions. The majority of these restrictions were put in place prior to 2009 and do not have stated end dates. The restrictions that have pre-defined end dates are generally expected to be lifted by the end of 2012. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the fund manager isolates these illiquid assets from the rest of the fund until the assets become liquid.

Fair Value Measurements on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

COST AND EQUITY-METHOD INVESTMENTs. When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for partnerships and other invested assets.

MORTGAGE AND OTHER LOANS RECEIVABLE. When the Company determines that the carrying value of these assets may not be recoverable, the assets are recorded at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans receivable.

Fair Value Option - Fixed Maturity Securities, Trading

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value  accounting  for its economic  interest in ML
II. The Company recorded gains (losses) of $4 million, $44 million and $(2) million in the years ended December 31, 2011, 2010 and 2009, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the statements of income.

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

POLICY LOANS

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date.

PARTNERSHIPS AND OTHER INVESTED ASSETS

The majority of partnerships and other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

POLICYHOLDER CONTRACT DEPOSITS ASSOCIATED WITH INVESTMENT-TYPE CONTRACTS

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The following table presents the carrying value and estimated fair value of the Company's financial instruments not measured at fair value:

                                                       2011                              2010
                                         -------------------------------   -------------------------------
                                            Carrying      Estimated Fair      Carrying      Estimated Fair
                                             Amount            Value           Amount            Value
                                         --------------   --------------   --------------   --------------
                                                                   (In Millions)
ASSETS
Mortgage and other loans receivable       $      1,379     $      1,495     $      1,193     $      1,252
Policy loans                                       229              229              232              232
Partnerships and other invested assets             151              151               79               79
Short-term investments                              47               47              528              528
Cash                                                31               31               22               22
LIABILITIES
Policyholder contract deposits (a)              12,220           12,258           10,894           10,811

(a) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

AVAILABLE FOR SALE SECURITIES

The amortized cost or cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                               Other-Than-
                                                                     Gross          Gross                       Temporary
                                                    Amortized     Unrealized     Unrealized        Fair        Impairments
                                                  Cost or Cost       Gains         Losses          Value       in AOCI (a)
                                                  ------------   ------------   ------------   ------------   ------------
                                                                               (In Millions)
December 31, 2011
Fixed maturity securities, available for sale:
   U.S. government obligations                     $      223     $       23     $        -     $      246     $        -
   Foreign government                                     203             43              -            246              -
   States, territories & political subdivisions           376             52              -            428              -
   Corporate securities                                14,002          1,307           (141)        15,168              7
   RMBS                                                 2,774            132           (140)         2,766            (49)
   CMBS                                                   864             55           (108)           811             24
   CDO/ABS                                                993             26            (33)           986              8
                                                  ------------   ------------   ------------   ------------   ------------
Total fixed maturity securities, available for
   sale                                                19,435          1,638           (422)        20,651            (10)
Equity securities, available for sale:
   Common stocks                                            1              -              -              1              -
   Preferred stocks                                         4              1              -              5              -
                                                  ------------   ------------   ------------   ------------   ------------
Total equity securities, available for sale                 5              1              -              6              -
                                                  ------------   ------------   ------------   ------------   ------------
Total                                              $   19,440     $    1,639     $     (422)    $   20,657     $      (10)
                                                  ============   ============   ============   ============   ============

                                                                                                               Other-Than-
                                                                     Gross          Gross                       Temporary
                                                    Amortized     Unrealized     Unrealized        Fair        Impairments
                                                  Cost or Cost       Gains         Losses          Value       in AOCI (a)
                                                  ------------   ------------   ------------   ------------   ------------
                                                                               (In Millions)
December 31, 2010
Fixed maturity securities, available for sale:
   U.S. government obligations                     $      130     $       15     $        -     $      145     $        -
   Foreign government                                     111             14              -            125              -
   States, territories & political subdivisions           131              1             (3)           129              -
   Corporate securities                                11,936            997            (87)        12,846              8
   RMBS                                                 1,982             83           (154)         1,911            (45)
   CMBS                                                   820             20           (116)           724            (19)
   CDO/ABS                                                647             33            (24)           656             19
                                                  ------------   ------------   ------------   ------------   ------------
Total fixed maturity securities, available for
   sale                                                15,757          1,163           (384)        16,536            (37)
Equity securities, available for sale:
   Common stocks                                            1              -              -              2              -
   Preferred stocks                                         4              1              -              5              -
                                                  ------------   ------------   ------------   ------------   ------------
Total equity securities, available for sale                 5              1              -              7              -
                                                  ------------   ------------   ------------   ------------   ------------
Total                                              $   15,762     $    1,164     $     (384)    $   16,543     $      (37)
                                                  ============   ============   ============   ============   ============

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss). This amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2011 and 2010:

                                    Less than 12 Months        12 Months or More               Total
                                  -----------------------   -----------------------   -----------------------
                                                  Gross                     Gross                     Gross
                                     Fair      Unrealized      Fair      Unrealized      Fair      Unrealized
December 31, 2011                    Value       Losses        Value       Losses        Value       Losses
-----------------                 ----------   ----------   ----------   ----------   ----------   ----------
                                                                 (In Millions)
Fixed maturity securities,
 available for sale:
 Corporate securities              $   1,370    $    (70)    $    537     $    (71)    $  1,907     $   (141)
 RMBS                                   679          (64)         418          (76)       1,097         (140)
 CMBS                                   277          (36)         193          (72)         470         (108)
 CDO/ABS                                456          (19)          77          (14)         533          (33)
                                  ----------   ----------   ----------   ----------   ----------   ----------
Total fixed maturity
 securities, available for sale       2,782         (189)       1,225         (233)       4,007         (422)
                                  ----------   ----------   ----------   ----------   ----------   ----------
Total                              $  2,782     $   (189)    $  1,225     $   (233)    $  4,007     $   (422)
                                  ==========   ==========   ==========   ==========   ==========   ==========

                                    Less than 12 Months        12 Months or More               Total
                                  -----------------------   -----------------------   -----------------------
                                                  Gross                     Gross                     Gross
                                     Fair      Unrealized      Fair      Unrealized      Fair      Unrealized
December 31, 2010                    Value       Losses        Value       Losses        Value       Losses
-----------------                 ----------   ----------   ----------   ----------   ----------   ----------
                                                                 (In Millions)
Fixed maturity securities,
 available for sale:
 States, territories &
  political subdivisions           $     92     $     (3)    $      -     $      -     $     92     $     (3)
 Corporate securities                 1,344          (46)         662          (41)       2,006          (87)
 RMBS                                   298          (10)         588         (144)         886         (154)
 CMBS                                    72           (3)         451         (113)         523         (116)
 CDO/ABS                                141           (4)         114          (20)         255          (24)
                                  ----------   ----------   ----------   ----------   ----------   ----------
Total fixed maturity
 securities, available for sale       1,947          (66)       1,815         (318)       3,762         (384)
                                  ----------   ----------   ----------   ----------   ----------   ----------
Total                              $  1,947     $    (66)    $  1,815     $   (318)    $  3,762     $   (384)
                                  ==========   ==========   ==========   ==========   ==========   ==========

As of December 31, 2011, the Company held 712 individual fixed maturity and equity securities that were in an unrealized loss position, of which 253 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2011, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2011:

                                                               Total Fixed Maturity Available
                                                                     for Sale Securities
                                                              -------------------------------
                                                                 Amortized
                                                                   Cost          Fair Value
                                                              --------------   --------------
                                                                       (In Millions)
Due in one year or less                                        $        437     $        448
Due after one year through five years                                 4,397            4,572
Due after five years through ten years                                5,320            5,725
Due after ten years                                                   4,650            5,343
Mortgage-backed, asset-backed and collateralized securities           4,631            4,563
                                                              --------------   --------------
Total fixed maturity securities available for sale             $     19,435     $     20,651
                                                              ==============   ==============

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2011, the Company's investments did not include any investment with a single issuer that exceeded 10 percent of the Company's shareholder's equity. In 2010, there was one investment exceeding 10 percent, which was a short-term money market investment.

TRADING SECURITIES

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

As the controlling member of ML II, the New York Fed has directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets are used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Net unrealized gains (losses) included in the statements of income from fixed maturity securities classified as trading securities in 2011, 2010 and 2009 were $1 million, $41 million and $(5) million, respectively.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and other securities.

                                                              December 31,   December 31,
                                                                  2011           2010
                                                              ------------   ------------
                                                                     (In Millions)
Invested assets on deposit:
    Regulatory agencies                                        $       15     $      192
Invested assets pledged as collateral:
    Advance agreements - Federal Home Loan Bank of New York             5              -

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2011, the Company had direct U.S. commercial mortgage loan exposure of $1.4 billion. At that date, substantially all of the loans were current.

The commercial loan exposure by state and type of loan, at December 31, 2011, were as follows:

State          # of Loans   Amount*   Apartments   Offices   Retails   Industrials   Hotels   Others   % of Total
------------   ----------   -------   ----------   -------   -------   -----------   ------   ------   ----------
                                                         ($ In Millions)
New York              29    $   278    $     40     $ 145     $   22    $      66     $   -    $   5       20.5%
California            28        220          17       113          -           51        24       15       16.2%
New Jersey            15        147         101        11         28            -         -        7       10.8%
Florida               20         73           -        15         22           22         -       14        5.4%
Connecticut            7         64           -        26          -           38         -        -        4.7%
Other states         118        574          79       116        139          119        36       85       42.4%
               ----------   -------   ----------   -------   -------   -----------   ------   ------   ----------
  Total              217    $ 1,356    $    237     $ 426     $  211    $     296     $  60    $ 126      100.0%
               ==========   =======   ==========   =======   =======   ===========   ======   ======   ==========

*    Excludes portfolio valuation allowance

The following table presents the credit quality indicators for commercial mortgage loans:

                                                                  Class
                                     ---------------------------------------------------------------
December 31, 2011       # of Loans   Apartments   Offices   Retails   Industrials   Hotels    Others     Total    % of Total
                        ----------   ----------   -------   -------   -----------   ------   -------   --------   ----------
                                                                   ($ In Millions)
Credit Quality
  Indicator:
  In good standing            206     $    237     $ 405     $  211    $     296     $  60    $  117   $  1,326       97.8%
  Restructured (a)              9            -        16          -            -         -         9         25        1.8%
  90 days or less
    delinquent                  -            -         -          -            -         -         -          -        0.0%
  >90 days delinquent
    or in process
    of foreclosure              2            -         5          -            -         -         -          5        0.4%
                        ----------   ----------   -------   -------   -----------   ------   -------   --------   ----------
Total (b)                     217     $    237     $ 426     $  211    $     296     $  60    $  126   $  1,356      100.0%
                        ==========   ==========   =======   =======   ===========   ======   =======   ========   ==========
Valuation allowance                   $      2     $   9     $    -    $       6     $   2    $    7   $     26        1.9%
                        ----------   ----------   -------   -------   -----------   ------   -------   --------   ----------

----------
(a) Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)  Does not reflect valuation allowances.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Methodology used to estimate the allowance for credit losses

For commercial mortgage loans, impaired value is based on the fair value of underlying collateral, which is determined based on the expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The Company's mortgage and other loan valuation allowance activity are as follows:

                                                       2011         2010         2009
                                                    ----------   ----------   ----------
                                                                (In Millions)
Allowance, beginning of year                         $     44     $     14     $      -
   Additions (reductions) to allowance for losses         (13)          44           14
   Charge-offs, net of recoveries                          (5)         (14)           -
                                                    ----------   ----------   ----------
Allowance, end of year                               $     26     $     44     $     14
                                                    ==========   ==========   ==========

The Company's impaired mortgage loans are as follows:

                                                       2011         2010         2009
                                                    ----------   ----------   ----------
                                                                (In Millions)
Impaired loans with valuation allowances             $     15     $     22     $      -
Impaired loans without valuation allowances                13           17            -
                                                    ----------   ----------   ----------
   Total impaired loans                                    28           39            -
Valuation allowances on impaired loans                     (4)          (6)           -
                                                    ----------   ----------   ----------
   Impaired loans, net                               $     24     $     33     $      -
                                                    ==========   ==========   ==========

The Company recognized $2 million each year in interest income on the above impaired mortgage loans for the years ended December 31, 2011 and 2010, respectively. The Company did not recognize any interest income on impaired loans for the year ended December 31, 2009.

Troubled Debt Restructurings

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

As of December 31, 2011, the Company held $25 million of commercial mortgage loans that had been modified in a TDR during 2011. The Company had no other loans that had been modified in a TDR during 2011. At December 31, 2011, those commercial mortgage loans that had been modified in a TDR during 2011 had related total allowances for credit losses of $3 million. The commercial mortgage loans modified in a TDR in 2011 are included among the restructured loans in the credit quality indicators table above, as they are all performing according to the restructured terms.

As the result of each loan's TDR, the Company assessed the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to its 2011 restructuring, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

PARTNERSHIPS

Investments in partnerships totaled $317 million and $109 million at December 31, 2011 and 2010, respectively, and were comprised of 35 partnerships and 29 partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination /withdrawal provisions.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                       2011         2010         2009
                                                    ----------   ----------   ----------
                                                                (In Millions)
Investment income:
  Fixed maturities                                   $  1,100     $  1,117     $    959
  Equity securities                                         1            1            1
  Mortgage and other loans                                 78           74           89
  Policy loans                                             15           16           17
  Investment real estate                                    6            6            6
  Partnerships and other invested assets                    4           14           10
  Other investment income                                   1            5            6
                                                    ----------   ----------   ----------
Gross investment income                                 1,205        1,233        1,088
Investment expenses                                       (30)         (22)         (19)
                                                    ----------   ----------   ----------
Net investment income                                $  1,175     $  1,211     $  1,069
                                                    ==========   ==========   ==========

The carrying value of investments that produced no investment income during 2011 was $103 million, which is less than 0.5 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                       2011         2010         2009
                                                    ----------   ----------   ----------
                                                                (In Millions)
Sales of fixed maturity securities, available for
  sale                                               $    220     $     72     $     41
Sales of equity securities, available for sale              2            3            1
Mortgage and other loans                                   13          (24)           1
Investment real estate                                      -            -           (2)
Partnerships and other invested assets                      -            -            1
Derivatives                                                 8            4           16
Securities lending collateral, including
  other-than-temporary impairments                          -           28           (3)
Other-than-temporary impairments                         (125)        (205)        (324)
                                                    ----------   ----------   ----------
Net realized investment gains (losses) before
  taxes                                              $    118     $   (122)    $   (269)
                                                    ==========   ==========   ==========

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                    2011                  2010                  2009
                            -------------------   -------------------   -------------------
                              Gross      Gross      Gross      Gross      Gross      Gross
                            Realized   Realized   Realized   Realized   Realized   Realized
                              Gains     Losses      Gains     Losses      Gains     Losses
                            --------   --------   --------   --------   --------   --------
                                                     (In Millions)
Fixed maturity securities    $  228     $   (8)    $   83     $  (11)    $   60     $  (19)
Equity securities                 2          -          3          -          1          -
                            --------   --------   --------   --------   --------   --------
Total                        $  230     $   (8)    $   86     $  (11)    $   61     $  (19)
                            ========   ========   ========   ========   ========   ========

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the
Company:

                                                                    Twelve Months   Twelve Months    Nine Months
                                                                        Ended           Ended           Ended
                                                                     December 31,    December 31,   December 31,
                                                                         2011            2010           2009
                                                                    -------------   -------------   ------------
                                                                                    (In Millions)
Balance, beginning of year                                           $       697     $       603     $        -
Increases due to:
    Credit losses remaining in accumulated deficit related to
        adoption of new other-than-temporary impairment standard               -               -            539
    Credit impairments on new securities subject to impairment
        losses                                                                50              60             12
    Additional credit impairments on previously impaired
        securities                                                            69             143            116
Reductions due to:
    Credit impaired securities fully disposed for which there was
        no prior intent or requirement to sell                               (48)            (60)           (51)
    Credit impaired securities for which there is a current
        intent or anticipated requirement to sell                              -              (1)             -
    Accretion on securities previously impaired due to credit                (64)            (13)           (13)
Other                                                                          -             (35)             -
                                                                    -------------   -------------   ------------
Balance, end of year                                                 $       704     $       697     $      603
                                                                    =============   =============   ============

PURCHASED CREDIT IMPAIRED ("PCI") SECURITIES

Beginning in the second quarter of 2011, the Company purchased certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that the Company would not collect all contractually required payments, including both principal and interest and considering the effects of prepayments, for these PCI securities. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The following tables present information on the Company's PCI securities, which are included in fixed maturity securities, available for sale:

                                                               At Date of
                                                              Acquisition
                                                           -----------------
                                                             (In Millions)
Contractually required payments (principal and interest)    $         1,350
Cash flows expected to be collected (a)                               1,052
Recorded investment in acquired securities                              724

(a) Represents undiscounted expected cash flows, including both principal and interest.

                                                           December 31, 2011
                                                           -----------------
                                                             (In Millions)
Outstanding principal balance                               $           944
Amortized cost                                                          649
Fair value                                                              597

The following table presents activity for the accretable yield on PCI securities for the year ended December 31:

                                                                  2011
                                                           -----------------
                                                             (In Millions)
Balance, beginning of year                                  $             -
   Newly purchased PCI securities                                       329
   Accretion                                                            (37)
   Effect of changes in interest rate indices                            (8)
   Net reclassification from (to) non-accretable
      difference, including effects of prepayments                       65
                                                           -----------------
Balance, end of year                                        $           349
                                                           =================

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                         Derivative Assets      Derivative Liabilities
                                                     -----------------------   -----------------------
                                                      Notional       Fair       Notional       Fair
December 31, 2011                                    Amount (a)    Value (b)   Amount (a)    Value (b)
-----------------                                    ----------   ----------   ----------   ----------
                                                                       (In Millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $    100     $      2     $      -     $      -
   Foreign exchange contracts                                5            -           30            9
   Equity contracts                                        149            7            5            -
   Other contracts (c)                                      23            -          688           44
                                                     ----------   ----------   ----------   ----------
Total derivatives, gross                              $    277            9     $    723           53
                                                     ==========   ----------   ==========   ----------
Less: Bifurcated embedded derivatives                                     -                        44
                                                                  ----------                ----------
Total derivatives on balance sheets                                $      9                  $      9
                                                                  ==========                ==========

                                                         Derivative Assets      Derivative Liabilities
                                                     -----------------------   -----------------------
                                                      Notional       Fair       Notional       Fair
December 31, 2010                                    Amount (a)    Value (b)   Amount (a)    Value (b)
-----------------                                    ----------   ----------   ----------   ----------
                                                                       (In Millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $     49     $      1     $      -     $      -
   Foreign exchange contracts                                5            -           36           16
   Equity contracts                                         94            2            -            -
   Other contracts (c)                                      22            -          528           19
                                                     ----------   ----------   ----------   ----------
Total derivatives, gross                              $    170            3     $    564           35
                                                     ==========   ----------   ==========   ----------
Less: Bifurcated embedded derivatives (d)                                 -                        19
                                                                  ----------                ----------
Total derivatives on balance sheets                                $      3                  $     16
                                                                  ==========                ==========

(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

(b) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

(c) Included in Other contracts are bifurcated embedded derivatives, which are recorded in policyholder contract deposits.

(d) 2010 includes a change in valuation assumptions relating to embedded policy derivatives.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment,

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

The Company issues or has issued certain equity-indexed universal life and variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in policyholder contract deposits in the balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying statements of income.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the statements of income:

                                                       2011         2010         2009
                                                    ----------   ----------   ----------
                                                                (In Millions)
Derivatives not designated as hedging instruments
   Interest rate contracts                           $     (1)    $      -     $     (9)
   Foreign exchange contracts                               4          (10)          (5)
   Equity contracts                                        24           (2)         (35)
   Other contracts                                        (19)          16           65
                                                    ----------   ----------   ----------
Total                                                $      8     $      4     $     16
                                                    ==========   ==========   ==========

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2011 and 2010, the Company had $9 million and $16 million, respectively, of net derivative liabilities outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but rather is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvement with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders to.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

EXPOSURE TO LOSS

The Company's total off-balance sheet exposure associated with VIEs were zero and $1 million at December 31, 2011 and 2010, respectively.

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                         Maximum Exposure to Loss
                                                 ---------------------------------------
                                    Total VIE     On-Balance   Off-Balance
                                      Assets        Sheet         Sheet         Total
                                   -----------   -----------   -----------   -----------
                                                       (In Millions)
December 31, 2011
Real estate and investment funds    $   2,005     $      60     $       -     $      60
Maiden Lane II                          9,254           111             -           111
                                   -----------   -----------   -----------   -----------
Total                               $  11,259     $     171     $       -     $     171
                                   ===========   ===========   ===========   ===========
December 31, 2010
Real estate and investment funds    $   2,086     $      34     $       1     $      35
Maiden Lane II                         16,455           107             -           107
                                   -----------   -----------   -----------   -----------
Total                               $  18,541     $     141     $       1     $     142
                                   ===========   ===========   ===========   ===========

BALANCE SHEET CLASSIFICATION

The Company's interest in the assets and liabilities of unconsolidated VIEs was classified on the Company's balance sheets as follows:

                                           At December 31,
                                        ---------------------
                                           2011        2010
                                        ---------   ---------
                                            (In Millions)
Assets:
   Fixed maturity securities, trading    $   111     $   107
   Other invested assets                      60          34
                                        ---------   ---------
Total assets                             $   171     $   141
                                        =========   =========

REAL ESTATE AND INVESTMENT FUNDS

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2011 or 2010.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

ML II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Notes 4 and 17 herein for further discussion.

RMBS, CMBS, OTHER ABS AND CDOS

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                             2011         2010         2009
                                                          ----------   ----------   ----------
                                                                      (In Millions)
Balance at January 1                                       $    582     $    731     $    816
  Deferrals                                                      94           89          114
  Accretion of interest/amortization                            (95)         (94)         (81)
  Effect of unlocking assumptions used in
    estimating future gross profits                               5           (9)         (10)
  Effect of realized (gains) losses on securities (a)           (13)          18         (126)
  Effect of unrealized (gains) losses on securities (b)         (15)        (153)          18
                                                          ----------   ----------   ----------
Balance at December 31                                     $    558     $    582     $    731
                                                          ==========   ==========   ==========

(a) 2009 includes a decrease of $134 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

(b) 2009 includes an increase of $131 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

The following table summarizes the activity in deferred sales inducements:

                                                             2011         2010         2009
                                                          ----------   ----------   ----------
                                                                      (In Millions)
Balance at January 1                                       $     94     $    120     $    111
  Deferrals                                                      27           25           17
  Accretion of interest/amortization                            (26)         (22)          (1)
  Effect of realized (gains) losses on securities (a)            (2)           9          (28)
  Effect of unrealized (gains) losses on securities (b)           2          (38)          21
                                                          ----------   ----------   ----------
Balance at December 31                                     $     95     $     94     $    120
                                                          ==========   ==========   ==========

(a) 2009 includes a decrease of $30 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

(b) 2009 includes an increase of $30 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2011, unlocking decreased amortization due to improved persistency for annuities. In 2010, unlocking increased amortization due to improved mortality for life insurance. In 2009, the unlocking was primarily the result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year.

The Company continued to migrate certain blocks of reserves and DAC from various legacy systems to a different valuation system. In 2011, approximately $400 million of reserves were migrated. There was no DAC migrated in 2011. During 2010 and 2009, the corresponding amounts were approximately $160 million and $1.3 billion of reserves and $55 million and $106 million of DAC, respectively, at the point of conversion.

8. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                      2011         2010
                                   ----------   ----------
                                        (In Millions)
Future policy benefits:
  Ordinary life                     $    691     $    684
  Group life                             118           94
  Life contingent annuities            2,984        2,582
  Terminal funding                     1,167        1,197
  Accident and health                    510          643
                                   ----------   ----------
Total                               $  5,470     $  5,200
                                   ==========   ==========

Policyholder contract deposits:
  Annuities                         $ 11,945     $ 10,612
  Corporate-owned life insurance          44           43
  Universal life                       1,971        1,968
  Other contract deposits                 84           85
                                   ----------   ----------
Total                               $ 14,044     $ 12,708
                                   ==========   ==========

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1.0 percent to 8.5 percent.

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional future policy benefit reserves are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company recognized a pre-tax decrease of $227 million and $217 million to accumulated other comprehensive income in 2011 and 2010, respectively, as a consequence of the recognition of additional policyholder benefit reserves. A deferred tax benefit of $79 million and $76 million in 2011 and 2010, respectively, was recorded related to these adjustments, resulting in a $148 million and $141 million decrease to comprehensive income and total shareholder's equity in 2011 and 2010, respectively.

For the year ended December 31, 2011 the Company recognized a pretax adjustment to policyholder benefit expense and an increase in reserves of $127 million as a consequence of actual loss recognition. There was no actual loss recognition recorded in 2010 or 2009.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The liability for future policy benefits has been established on the basis of the following assumptions:

..    Interest rates (exclusive of immediate/terminal  funding annuities),  which vary by year of issuance and products, range from 1.0 percent to 10.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 13.5 percent and grade to no less than 0.5 percent.

..    Mortality and surrender rates are based upon actual experience  modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life was approximately 15.1 percent.

The liability for policyholder contract deposits has been established on the basis of the following assumptions:

..    Interest  rates  credited  on  deferred  annuities,  which  vary by year of issuance, range from 1.0 percent to 9.0 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 9.0 percent grading to zero over a period of zero to 9 years.

..    Interest  rates on  corporate-owned  life  insurance are  guaranteed at 4.0 percent and the weighted average rate credited in 2011 was 4.3 percent.

..    The universal life policies have credited interest rates of 2.95 percent to
     8.0 percent and guarantees ranging from 1.0 percent to 4.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 9.0 percent of the aggregate fund balance grading to zero over a period no longer than 20 years.

Participating life insurance accounted for approximately 17.4 percent of life insurance in force at December 31, 2011.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $3 million each year in 2011, 2010 and 2009, respectively, and are included in policyholder benefits in the statements of income.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

GMDB, GMWB and GMAV

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                            2011                             2010
                                               ------------------------------   ------------------------------
                                                Net Deposits                     Net Deposits
                                                   Plus a          Highest          Plus a          Highest
                                                  Minimum      Contract Value      Minimum      Contract Value
                                                   Return         Attained          Return         Attained
                                               -------------   --------------   -------------   --------------
                                                                       ($ In Millions)
In the event of death (GMDB)
   Account value                                $       269     $        630     $       240     $        648
   Net amount at risk (a)                                15               79               9               52
   Average attained age of contract holders              64               65              67               66
   Range of guaranteed minimum return rates     0.00%-10.00%                     0.00%-10.00%

Annual withdrawals at specified date (GMWB)
   Account value                                $       467                      $       392
   Net amount at risk (b)                                64                               33
   Weighted average period remaining until
      guaranteed payment                           17 years                         19 years

Accumulation at specified date (GMAV)
   Account value                                $        48                      $        60
   Net amount at risk (c)                                 3                                2
   Weighted average period remaining until
      guaranteed payment                            4 years                          5 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal at the same balance sheet date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders reached the specified date at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits (GMDB) and policyholder contract deposits (GMAV/GMWB) on the balance sheets:

                                   2011           2010
                               ------------   ------------
                                      (In Millions)
Balance at January 1            $       16     $      32
Guaranteed benefits incurred            24           (15)
Guaranteed benefits paid                (1)           (1)
                               ------------   ------------
Balance at December 31          $       39     $      16
                               ============   ============

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2011:

     .    Data  used  was  up  to  1,000  stochastically   generated  investment
          performance scenarios.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     .    Mean  investment  performance  assumptions  ranged from 7.5 percent to
          10.0 percent depending on the block of business.

     .    Volatility assumption was 16.0 percent.

     . Mortality was assumed at 50 percent to 87.5 percent of the 1975-80 SOA Ultimate and 1994 VA GMDB mortality tables.

     . Lapse rates vary by contract type and duration and range from 0 percent to 40 percent with an average of 12.1 percent.

     .    The discount rate was 8.0 percent.

9. ACCIDENT AND HEALTH RESERVES

Activity in the liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business, which is reported in policy claims and benefits payable, is summarized as follows:

                                                                 2011         2010         2009
                                                              ----------   ----------   ----------
                                                                          (In Millions)
Balance as of January 1, net of reinsurance recoverable        $    149     $    669     $    708

Add: Incurred losses related to:
Current year                                                         64           72           81
Prior years                                                         217          118          124
                                                              ----------   ----------   ----------
Total incurred losses                                               281          190          205
                                                              ----------   ----------   ----------

Deduct: Paid losses related to:
Current year                                                         66           72           90
Prior years                                                         247          638          154
                                                              ----------   ----------   ----------
Total paid losses                                                   313          710          244
                                                              ----------   ----------   ----------

Balance as of December 31, net of reinsurance recoverable           117          149          669
Reinsurance recoverable                                               3            5            4
                                                              ----------   ----------   ----------
Balance as of December 31, gross of reinsurance recoverable    $    120     $    154     $    673
                                                              ==========   ==========   ==========

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million. For employer group life business, the Company limits its exposure to $500 thousand on any coverage per policy. For employer group long term disability ("LTD"), the Company reinsures risks in excess of $6 thousand of monthly disability income.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Reinsurance transactions for the years ended December 31, 2011, 2010 and 2009 were as follows:

                                                                                              Percentage
                                                                  Assumed From                 of Amount
                                                 Ceded to Other       Other          Net        Assumed
                                  Gross Amount      Companies       Companies      Amount       to Net
                                  ------------   --------------   ------------   ----------   ----------
                                                               (In Millions)
December 31, 2011
Life insurance in force            $  127,327     $     20,359     $      476     $ 107,444       0.44%
                                  ============   ==============   ============   ==========
Premiums:
  Life insurance and annuities     $      357     $        147     $        1     $     211       0.47%
  Accident and health insurance           279               10              -           269       0.00%
                                  ------------   --------------   ------------   ----------
Total premiums                     $      636     $        157     $        1     $     480       0.21%
                                  ============   ==============   ============   ==========

December 31, 2010
Life insurance in force            $  124,979     $     22,584     $      544     $ 102,939       0.53%
                                  ============   ==============   ============   ==========
Premiums:
  Life insurance and annuities     $      372     $        137     $        1     $     236       0.42%
  Accident and health insurance           291               19              -           272       0.00%
                                  ------------   --------------   ------------   ----------
Total premiums                     $      663     $        156     $        1     $     508       0.20%
                                  ============   ==============   ============   ==========

December 31, 2009
Life insurance in force            $  131,988     $     24,736     $      601     $ 107,853       0.56%
                                  ============   ==============   ============   ==========
Premiums:
  Life insurance and annuities     $      392     $        130     $        2     $     264       0.76%
  Accident and health insurance           341               38             (1)          302      -0.33%
                                  ------------   --------------   ------------   ----------
Total premiums                     $      733     $        168     $        1     $     566       0.18%
                                  ============   ==============   ============   ==========

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the balance sheets. Reinsurance recoverable on paid losses was approximately $23 million and $30 million at December 31, 2011 and 2010, respectively. Reinsurance recoverable on unpaid losses was approximately $17 million and $20 million at December 31, 2011 and 2010, respectively. Ceded claim and surrender recoveries under reinsurance agreements were $122 million, $118 million and $103 million for the years ended 2011, 2010 and 2009, respectively.

During 2010, the Company fully terminated and recaptured the reinsurance treaty with Swiss Re Life and Health America, Inc. for a specified block of disability income business. The recapture resulted in a pre-tax gain of $217 thousand.

In December 2002, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures a 90 percent quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2011, 2010 and 2009 was a pre-tax expense of approximately $7 million, $6 million and $6 million, respectively, representing the risk charge associated with the reinsurance agreement.

11. DEBT

ADVANCES FROM THE FEDERAL HOME LOAN BANK OF NEW YORK

In 2011, the Company became a member of the Federal Home Loan Bank ("FHLB") of New York. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. At December 31, 2011, the carrying value of the Company's ownership in the FHLB of New York was $5 million, which was reported as partnerships and other invested assets. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of New York to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of New York's recovery would generally be limited to the amount of the Company's liability under advances borrowed. The Company plans to obtain funding, in the form of cash advances, from the FHLB of New York in 2012. See Note 17.

12. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

LEASES

The Company has various long-term, noncancelable operating leases for office space which expire at various dates through 2013. At December 31, 2011, the future minimum lease payments under the operating leases are as follows:

                                (In Millions)
                        2012     $        3
                        2013              3
                                ------------
                        Total    $        6
                                ============

Rent expense was $3 million each year for the years ended December 31, 2011, 2010 and 2009 respectively.

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

The Company had commitments to provide funding to various limited partnerships totaling $84 million and $73 million for the periods ended December 31, 2011 and 2010, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. $68 million of the total commitments at December 31, 2011 are currently expected to expire by 2012, and the remainder by 2016 based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

MORTGAGE LOAN COMMITMENTS

The Company had $37 million in commitments relating to mortgage loans at December 31, 2011.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

CONTINGENT LIABILITIES

SUPERIOR NATIONAL MATTER

In 1997, USLIFE Corporation (the former parent of the Company) entered into the workers' compensation reinsurance business. At the end of 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract written was a quota share reinsurance agreement with Superior National Insurance Group, Inc., Centre Insurance Company, and Converium Insurance (North America) (collectively, "Superior National"), effective May 1, 1998.

On November 29, 1999, the Company initiated an arbitration proceeding to rescind the Superior National contract from its inception, based in part on misrepresentations and nondisclosures that the Company believed were made by Superior National. Subsequent settlements were made with Centre Insurance Company in 2004 and Converium Insurance in 2005. Arbitration was decided in favor of Superior National in 2007, but was appealed by the Company to the United States Court of Appeals for the Ninth Circuit ("the Ninth Circuit"). The appeals process continued until 2010.

Pre-tax losses, prior to allocated investment income, recorded by the Company related to the Superior National treaty totaled $29 million in 2009. These losses were principally driven by the accretion of interest and discounted present value.

As of December 31, 2009, the Company recorded a liability of $639 million, which represented a decrease of $23 million over the December 31, 2008 recorded liability of $662 million. This decrease was driven by a draw-down of $53 million from funds held on deposit by the Company to secure its obligations under the 1998 treaty ("Special California Schedule P Deposit") to reimburse Superior National for claim amounts billed subsequent to the February 2007 arbitration ruling and offset by increases in interest charges.

On January 4, 2010, the Ninth Circuit denied the Company's appeal and affirmed the arbitration award in favor of Superior National Insurance Company in Liquidation ("SNICIL"). On January 19, 2010, the Company filed a petition for a rehearing before the entire Ninth Circuit panel of judges. The Ninth Circuit, in turn, directed SNICIL to file a response to the Company's petition.

On March 19, 2010, the Ninth Circuit denied the petition for rehearing. On March 25, 2010, the Company filed a motion to stay the mandate for entry of judgment pending a filing of a petition for certiorari in the Supreme Court of the United States. On March 28, 2010, the Ninth Circuit granted the motion to stay.

On June 18, 2010, the California liquidation court "so ordered" the parties' agreed stipulation under which $186 million of the Special Schedule P Deposit would be released to the California Insurance Commissioner for distribution to the California Insurance Guarantee Association in partial satisfaction of the judgment against the Company. The release of the $186 million from the Special Schedule P Deposit was made by wire transfer to the Commissioner on June 21, 2010. On June 18, 2010, the Company paid the balance of the judgment, with interest on the full amount, amounting to approximately $343 million. The total amount paid to satisfy the judgment was approximately $529 million.

The Company negotiated with SNICIL and on October 8, 2010 accepted their commutation offer of $139 million. On January 13, 2011, the California Liquidation Court approved the commutation agreement.

As of December 31, 2010, the Company recorded a liability of $139 million for amounts due to Superior National Insurance Group. The outstanding balance was paid by release of the Special Schedule P Deposit on January 28, 2011. The remaining Special Schedule P Deposit funds were released to the Company in February, 2011. With this settlement, the Company's obligations under this treaty are fully satisfied or otherwise discharged.

LEGAL AND REGULATORY MATTERS

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $65 million and $56 million for these guaranty fund assessments at December 31, 2011, and 2010, respectively, which is reported within other liabilities in the accompanying balance sheets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

13. SHAREHOLDER'S EQUITY

Capital contributions received by the Company were as follows:

                                               2011         2010         2009
                                            ----------   ----------   ----------
                                                        (In Millions)
Cash from Parent                             $      -     $      -     $    500
                                            ----------   ----------   ----------
    Total cash contributions                        -            -          500
Contributions of securities at fair value           -            -          131
All other non cash contributions                    1            1            1
                                            ----------   ----------   ----------
    Total capital contributions              $      1     $      1     $    632
                                            ==========   ==========   ==========

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The components of accumulated other comprehensive income (loss) are as follows:

                                                               2011         2010         2009
                                                            ----------   ----------   ----------
                                                                        (In Millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                    $  1,639     $  1,164     $    850
   Gross unrealized losses                                       (422)        (384)        (979)
Net unrealized gains on other invested assets                       8            3            4
Adjustments to DAC and deferred sales inducements                (128)        (115)          76
Insurance loss recognition                                       (444)        (217)           -
Deferred federal and state income tax (expense) benefit          (241)        (159)          30
                                                            ----------   ----------   ----------
   Accumulated other comprehensive income (loss) (a)         $    412     $    292     $    (19)
                                                            ==========   ==========   ==========

(a)  Includes  a decrease  of $592  million  in 2009  related to the  cumulative
     effect  of  adopting  a  new  other-than-temporary   impairment  accounting
     standard. See Note 2 for additional disclosures on this standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the New York State Department of Financial Services ("NYDFS") are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of New York without obtaining the prior approval of the New York State Superintendent of Insurance is limited to the lesser of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations not in excess of unassigned surplus. The maximum dividends payout that may be made in 2012 without prior approval of the New York State Superintendent of Insurance is $181 million.

In 2011, the Company paid dividends totaling $116 million to its Parent. These payments were classified as a return of capital given the Company's accumulated deficit at December 31, 2011.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The NYDFS has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the NYDFS to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. The effective date was September 30, 2010. This statutory restatement resulted in an increase in statutory unassigned funds of $1.9 billion to offset the Company's losses incurred as a result of its participation in the Securities Lending Program, and a corresponding decrease in statutory gross paid-in and contributed statutory surplus of $1.9 billion. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

Statutory net income and capital and surplus of the Company at December 31 were as follows:

                                   2011         2010         2009
                                ----------   ----------   ----------
                                            (In Millions)
Statutory net income             $    107     $    102     $    383
Statutory capital and surplus    $  1,842     $  1,913     $  1,777

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

14. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                        2011         2010         2009
                                     ----------   ----------   ----------
                                                 (In Millions)

Current                               $     72     $    (30)    $    (49)
Deferred                                   (74)        (154)          69
                                     ----------   ----------   ----------
Total income tax expense (benefit)    $     (2)    $   (184)    $     20
                                     ==========   ==========   ==========

The US statutory income tax rate is 35 percent for 2011, 2010 and 2009. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                       2011         2010         2009
                                                    ----------   ----------   ----------
                                                                (In Millions)
US federal income tax (benefit) at statutory rate    $     88     $     78     $     11
Adjustments:
   Valuation allowance                                   (109)        (267)           7
   State income tax                                        14            7            3
   Dividends received deduction                            (1)          (1)          (1)
   IRS audit settlements                                    4            -            1
   Other credits, taxes and settlements                     2           (1)          (1)
                                                    ----------   ----------   ----------
Total income tax expense (benefit)                   $     (2)    $   (184)    $     20
                                                    ==========   ==========   ==========

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                                             2011         2010
                                                                          ----------   ----------
                                                                               (In Millions)
Deferred tax assets:
  Excess capital losses and other tax carryovers                           $    615     $    711
  Basis differential of investments                                             135          249
  State deferred tax benefits                                                    52           61
  Policy reserves                                                               431          146
  Other                                                                          23           22
                                                                          ----------   ----------
  Total deferred tax assets before valuation allowance                        1,256        1,189
  Valuation allowance                                                          (643)        (752)
                                                                          ----------   ----------
  Total deferred tax assets                                                     613          437
Deferred tax liabilities:
  Deferred policy acquisition costs                                            (186)        (177)
  Basis differential of investments                                              (8)           -
  Net unrealized gains on debt and equity securities available for sale        (385)        (230)
  State deferred tax liabilities                                                (11)           -
  Other                                                                         (33)         (27)
                                                                          ----------   ----------
  Total deferred tax liabilities                                               (623)        (434)
                                                                          ----------   ----------
Net deferred tax asset (liability)                                         $    (10)    $      3
                                                                          ==========   ==========

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The net deferred tax asset (liability) is included with current taxes in income taxes payable to Parent for 2011 and income taxes receivable for 2010 on the balance sheets.

At December 31, 2011, the Company had the following capital loss carryforwards:

                            Amount      Year expired
                        -------------   ------------
                        (In Millions)
                2008     $     1,628        2013
                2009             129        2014
                        -------------
                Total    $     1,757
                        =============

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $1.3 billion and concluded that a $643 million valuation allowance was required to reduce the deferred tax asset at December 31, 2011 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on the securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of AIG, the continuing earnings strength of the businesses AIG intends to retain and AIG's announced debt and preferred stock transactions with the New York Fed and U.S. Department of the Treasury (the "Department of the Treasury"), respectively, together with other actions AIG is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                              December 31,
                                                         -----------------------
                                                            2011         2010
                                                         ----------   ----------
                                                              (In Millions)
Gross unrecognized tax benefits at beginning of period    $     10     $      -
   Increases in tax positions for prior years                    -           10
                                                         ----------   ----------
Gross unrecognized tax benefits at end of period          $     10     $     10
                                                         ==========   ==========

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2011, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2011 and 2010, the Company's unrecognized tax benefits, excluding interest and penalties, were $10 million each year. As of December 31, 2011 and 2010, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $1 million each year.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2011 and December 31, 2010, the Company had accrued approximately $511 thousand and $335 thousand, respectively, for the payment of interest (net of federal tax) and penalties. For the years ended December 31, 2011 and 2010, the Company recognized an expense of $176 thousand and $323 thousand, respectively, of interest (net of federal tax) and penalties in the statements of income. The Company did not recognize interest and penalties expense in 2009.

The Company is currently under IRS examination for the taxable years 2003 to 2006. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001 to 2011 remain subject to examination by major tax jurisdictions.

15. RELATED-PARTY TRANSACTIONS

EVENTS RELATED TO AIG

On January 14, 2011 (the "Closing"), AIG completed a series of integrated transactions to recapitalize AIG (the "Recapitalization") with the Department of the Treasury, and the New York Fed and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), including the repayment of all amounts owed under the Credit Agreement, dated as of September 22, 2008. At the Closing, AIG repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under AIG's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. The funds for the repayment came from the net cash proceeds from AIG's sale of 67 percent of the ordinary shares of AIA Group Limited ("AIA") in its initial public offering and from AIG's sale of American Life Insurance Company ("ALICO") in 2010.

Additional information on AIG is publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"), which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

OPERATING AGREEMENTS

The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income ceded to affiliates was $456 thousand, $11 million and $28 million for the

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

years ended December 31, 2011, 2010 and 2009, respectively. Commission ceded to affiliates was $69 thousand, $2 million and $4 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2011, 2010 and 2009, the Company was charged $112 million, $115 million and $134 million, respectively, for expenses attributed to the Company. Accounts payable for such services at December 31, 2011 and 2010 were not material.

The Company provides life insurance coverage to employees of AIG and its domestic subsidiaries in connection with AIG's employee benefit plans. The statements of income include $10 million in premiums relating to this business for 2011, $12 million for 2010 and $14 million for 2009.

The Company pays commissions, including support fees to defray marketing and training costs, to four affiliated broker-dealers for distributing its annuity products. Commissions paid to these broker-dealers totaled $2 million, $1 million and $1 million in 2011, 2010 and 2009, respectively. These affiliated broker-dealers represented approximately 1.3 percent, 1.0 percent and 0.4 percent of premiums received in 2011, 2010 and 2009, respectively.

Pursuant to a Service and Expense Agreement, AIG provides, or causes to be provided, administrative, marketing, accounting, occupancy, and data processing services to the Company. The Company is billed in accordance with Regulation 30 or Regulation 33, as applicable, of the New York Insurance Department, and billed amounts do not exceed the cost to AIG. Amounts paid for services rendered pursuant to this agreement were $13 million, $14 million and $11 million in 2011, 2010 and 2009, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $357 thousand, $2 million and $1 million in 2011, 2010 and 2009, respectively, and is deferred and amortized as part of DAC. The other components of these costs are included in general and administrative expenses in the statements of income.

An affiliate of the Company is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were approximately $4 million, $3 million and $4 million in 2011, 2010 and 2009, respectively. Additionally, costs charged to the Company for marketing such policies amounted to $5 million, $4 million and $5 million for the years ended December 31, 2011, 2010 and 2009, respectively, and are deferred and amortized as part of DAC. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The allocation of such costs for investment management services is based on the level of assets under management. The investment management fees incurred were $8 million, $5 million and $3 million in 2011, 2010 and 2009, respectively.

On February 1, 2004, the Company entered into an administrative services agreement with its affiliate AIG SunAmerica Asset Management Corp. ("SAAMCo"), whereby SAAMCo will pay to the Company a fee based on a percentage of all assets invested through the Company's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company's variable annuity products. Amounts earned by the Company under this agreement totaled $3 million, $2 million and $2 million in 2011, 2010 and 2009, respectively, and are included in other revenues in the statements of income.

FINANCING ARRANGEMENTS

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SunAmerica Annuity and Life Assurance Company ("SAAL"), dated February 15, 2004, whereby the Company has the right to borrow up to $15 million from SAAL. This arrangement was amended and restated solely for the purpose of reflecting the name change of AIG SunAmerica Life Assurance Company to SAAL. All terms and conditions set forth in the original arrangement remain in effect. There were no outstanding balances under this arrangement at December 31, 2011 and 2010.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

On February 15, 2004, the Company entered into a short-term financing arrangement with SAAL whereby SAAL has the right to borrow up to $15 million from the Company. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2011 and 2010.

On February 15, 2004, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII") whereby the Company has the right to borrow up to $15 million from SAII. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2011 and 2010.

On January 20, 2004, the Company entered into a short-term financing arrangement with the SALIC whereby the Company has the right to borrow up to $15 million from the SALIC and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2011 and 2010.

NOTES OF AFFILIATES

On December 27, 2006, the Company invested $117 million in a 5.18 percent fixed rate Senior Promissory Note issued by SunAmerica Financial Group, Inc. ("SAFG, Inc."), which matured on December 27, 2011. The Company recognized interest income of $6 million each year on the Note during 2011, 2010 and 2009, respectively. Upon maturity, the Company reinvested the $117 million in a 2.25 percent Senior Promissory Note due December 27, 2013, issued by SAFG, Inc. The Company recognized interest income of $29 thousand on the Note during 2011.

On September 15, 2006, the Company invested $5 million in a 5.57 percent fixed rate Senior Promissory Note issued by SAFG, Inc. which matured on September 15, 2011. The Company recognized interest income of $196 thousand, $279 thousand and $279 thousand on the Note during 2011, 2010 and 2009, respectively.

On December 7, 2005, the Company acquired 5.75 percent Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $30 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $1 million and $2 million on the Notes while they were still considered an affiliate during 2009 and 2008, respectively. On March 15, 2010, AIG closed a secondary public offering of 8.5 million shares of Transatlantic Holdings, Inc. common stock owned by American Home Assurance Company, a subsidiary of AIG, further reducing AIG's investment in this former affiliate.

NATIONAL UNION AND AMERICAN HOME GUARANTEES

Due to the merger of AIL into the Company at December 31, 2010, policies that were originally issued by AIL are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), while policies issued by the Company are guaranteed by American Home Assurance Company ("American Home"). Both guarantors are indirect wholly owned subsidiaries of AIG. National Union and American Home have terminated the General Guarantee Agreements dated July 13, 1998 and March 3, 2003, respectively (the "Guarantees") with respect to prospectively issued policies and contracts issued by AIL or the Company. Both of the Guarantees terminated on April 30, 2010 ("Point of Termination"). Pursuant to its terms, the Guarantees do not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantees will continue to cover all policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. The Guarantees provide that the policyowners owning policies issued by AIL or the Company with a date of issue earlier than the Point of Termination can enforce the applicable Guarantee directly against National Union or American Home.

Insurance policy obligations for individual and group policies issued by FSA prior to January 31, 2008, are guaranteed (the "FSA Guarantee") by American Home. As of January 31, 2008 (the "FSA Point of Termination"), the FSA Guarantee was terminated for prospectively issued policies. The FSA Guarantee will not cover any policies with a date of issue later than the FSA Point of Termination. The FSA Guarantee will, however, continue to cover

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

insurance obligations on policies issued by FSA with a date of issue earlier than the FSA Point of Termination, including obligations arising from purchase payments received with respect to these policies after the FSA Point of Termination. The FSA Guarantee provides that the policyowners owning policies issued by the Company with a date of issue earlier than the FSA Point of Termination can enforce the FSA Guarantee directly against American Home.

National Union's and American Home's audited statutory financial statements are filed with the SEC, as applicable, as part of the Company's registration statements for its variable products that were issued prior to the Point of Termination and the FSA Point of Termination.

CAPITAL MAINTENANCE AGREEMENT

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

OTHER

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the Chartis group of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $2.2 billion and $2.3 billion at December 31, 2011 and 2010, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving Chartis members where those Chartis members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the Chartis members were no longer contingently liable for the payments to the claimant.

16. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

17. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

ML II

Through a series of transactions that occurred during the three month period ending March 31, 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $18 million on March 1, 2012 and additional cash receipts of $113 million on March 15, 2012 from ML II that consisted of $66 million, $9 million, and $38 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received by the Company from ML II, $131 million, was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

FHLB CASH ADVANCE

On February 1, 2012, the Company borrowed $5 million as a cash advance from the FHLB of New York. The fair value of collateral pledged to secure advances obtained from the FHLB of New York on January 27, 2012, was $6 million.

SECURITIES LENDING PROGRAM

The Company has adopted a new securities lending program intended to provide an additional source of liquidity for the Company, pursuant to which the Company is able to raise liquidity through secured borrowings backed by its existing securities portfolio. The targeted program was approved by the Company's board of directors in February 2012. No securities lending transactions have been entered into under the program.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements


The following financial statements are included in Part B of this Registration
Statement:



FS Variable Separate Account Financial Statements:


     -   Report of Independent Registered Public Accounting Firm


     -   Statements of Assets and Liabilities, December 31, 2011


     -   Schedules of Portfolio Investments, December 31, 2011


     -   Statements of Operations, for the year ended December 31, 2011


     -   Statements of Changes in Net Assets, for the year ended December 31,
         2011


     - Statements of Changes in Net Assets, for the year ended December 31, 2010, except as indicated


     -   Notes to Financial Statements



The United States Life Assurance Company in the City of New York Financial
Statements:


     -   Report of Independent Registered Public Accounting Firm


     -   Balance Sheets -- December 31, 2011 and 2010


     -   Statements of Income -- Years Ended December 31, 2011, 2010 and 2009


     - Statements of Comprehensive Income -- Years Ended December 31, 2011, 2010 and 2009


     - Statements of Shareholder's Equity -- Years Ended December 31, 2011, 2010 and 2009


     -   Statements of Cash Flows -- Years Ended December 31, 2011, 2010 and
         2009


     -   Notes to Financial Statements


(b) Exhibits

(1)   Resolutions Establishing Separate Account...................................    3
(2)   Custody Agreements..........................................................    Not Applicable
(3)   (a)     Form of Distribution Agreement......................................    16
      (b)     Form of Selling Agreement...........................................    16
(4)   (a)     Form of Fixed and Variable Annuity Contract.........................    15
      (b)     Form of IRA Endorsement.............................................    4
      (c)     Form of Nursing Home Rider..........................................    6
      (d)     Form of Optional Guaranteed Living Benefit Endorsement..............    9
      (e)     Form of Return of Purchase Payment Death Benefit Endorsement........    9
      (f)     Form of Optional Guaranteed Living Benefit Endorsement..............    10
      (g)     Form of Optional Guaranteed Living Benefit Endorsement..............    12
      (h)     Form of Extended Legacy Program Guide...............................    13
      (i)     Form of Maximum Anniversary Value Optional Death Benefit
              Endorsement.........................................................    13
      (j)     Merger Endorsement..................................................    16
      (k)     Form of Optional Guaranteed Living Benefit Endorsement..............    18
(5)   Annuity Application Specimen Contract.......................................    4
      (a)     Form of Annuity Application.........................................    13
(6)   Corporate Documents
      (a)     Copy of the Bylaws of The United States Life Insurance Company in
              the City of New York, amended and restated December 14, 2010........    14
(7)   Reinsurance Contract........................................................    Not Applicable
(8)   Material Contracts
      (a)     Form of Anchor Series Trust Fund Participation Agreement............    1
      (b)     Form of SunAmerica Series Trust Fund Participation Agreement........    1
      (c)     Form of Lord Abbett Series Fund, Inc. Fund Participation Agreement..    2
      (d)     Form of American Funds Insurance Series and SunAmerica Series Trust
              Master-Feeder Fund Participation Agreement..........................    7
      (e)     Form of Franklin Templeton Variable Insurance Products Trust Fund
              Participation Agreement.............................................    8
      (e)(1)  Form of Amendment to Franklin Templeton Variable Insurance Products
              Trust Fund Participation Agreement..................................    16

      (f)     AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Fund
              Participation Agreement.............................................    11
      (g)     Form of Seasons Series Trust Fund Participation Agreement...........    5
      (h)     Form of Letter of Consent to the Assignment of the Fund
              Participation Agreement.............................................    16
(9)   Opinion of Counsel and Consent of Depositor.................................    17
(10)  Consents....................................................................    Filed Herewith
(11)  Financial Statements Omitted from Item 23...................................    Not Applicable
(12)  Initial Capitalization Agreement............................................    Not Applicable
(13)  Other
      (a)     Power of Attorney -- The United States Life Insurance Company in the
              City of New York Directors..........................................    19
      (b)     Capital Maintenance Agreement of American International Group,
              Inc. ...............................................................    16
      (c)     Agreement and Plan of Merger including the Charter of The United
              States Life Insurance Company in the City of New York as the
              Surviving Corporation...............................................    16



--------

1 Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No. 7, File Nos. 033-85014 and 811-08810, filed January 30, 1998, Accession No. 0000950148-98-000132.

2 Incorporated by reference to Post-Effective Amendment No. 18 and Amendment No. 20, File Nos. 033-85014 and 811-08810, filed November 27, 2002, Accession No. 0000950148-02-002786.

3 Incorporated by reference to Initial Registration Statement to File Nos. 333-102137 and 811-08810, filed December 23, 2002, Accession No. 0000898430-02-
   004616.

4 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-102137 and 811-08810, filed August 14, 2003, Accession No. 0001193125-03-036541.

5 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-118218 and 811-08369, filed on December 10, 2004, Accession No. 0001193125-04-210437.

6 Incorporated by reference to Post-Effective Amendment No. 10 and Amendment No. 11, File Nos. 333-102137 and 811-08810, filed on September 21, 2006,
   Accession No. 0000950124-06-005436.

7 Incorporated by reference to Post-Effective Amendment No. 13 and Amendment No. 14, File Nos. 333-102137 and 811-08810, filed April 30, 2007, Accession
   No. 0000950124-07-002498.

8 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No. 6, File Nos. 333-146433 and 811-08810, filed on April 28, 2008, Accession No. 0000950148-08-000098.

9 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-157198 and 811-08810, filed on April 28, 2009, Accession No. 0000950134-09-008500.

10 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No.
   4, File Nos. 333-157199 and 811-03859, filed on December 21, 2009, Accession No. 0000950123-09-072050.

11 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No.
   7, File Nos. 333-146491 and 811-08810, filed on August 26, 2010, Accession No. 0000950123-10-081251.

12 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No.
   4, File Nos. 333-157198 and 811-08810, filed on August 30, 2010, Accession No. 0000950123-10-082181.

13 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-172004 and 811-08810, filed on April 27, 2011, Accession No. 0000950123-11-040083.

14 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No.
   2, File Nos. 333-171493 and 811-04865-01, filed on May 2, 2011, Accession No.
   0001193125-11-120900.

15 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-174626 and 811-08810, filed on September 28, 2011, Accession No. 0000950123-11-087458.

16 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   178841 and 811-08810, filed on January 3, 2012, Accession No. 0000950123-11-
   104741.

17 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   178848 and 811-08810, filed on January 3, 2012, Accession No. 0000950123-11-
   104756.


18 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-178841 and 811-08810, filed on January 20, 2012, Accession No. 0000950123-12-001054.



19 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No.
   2, File Nos. 333-178842 and 811-08810, filed on April 30, 2012.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR



                                    POSITIONS AND OFFICES WITH DEPOSITOR
NAMES AND PRINCIPAL BUSINESS        THE UNITED STATES LIFE INSURANCE COMPANY IN THE
ADDRESS                             CITY OF NEW YORK
----------------------------        --------------------------------------------------
Jay S. Wintrob(1).............      Director, Chairman, President and Chief Executive
                                    Officer
Bruce R. Abrams(2)............      Director, Divisional President
Michael J. Akers(3)...........      Director, Executive Vice President and Chief
                                    Financial Officer
William J. Carr(4)............      Director
Mary Jane B. Fortin(5)........      Director, Divisional President
William J. Kane(6)............      Director
H. Thomas McMeekin(7).........      Director, Chief Investment Officer
Scott H. Richland(8)..........      Director
W. Lawrence Roth(9)...........      Director
Jana W. Greer(10).............      Divisional President
Steven D. Anderson(5).........      Senior Vice President and Assistance Controller
Robert M. Beuerlein(3)........      Senior Vice President and Chief and Appointed
                                    Actuary
Don W. Cummings(3)............      Senior Vice President and Controller
N. Scott Gillis(10)...........      Senior Vice President and Treasurer
Glen D. Keller(4).............      Senior Vice President
Christine A. Nixon(1).........      Senior Vice President and Chief Legal Officer
Stephen J. Stone(10)..........      Senior Vice President
Edward F. Bacon(3)............      Vice President
Gavin d. Friedman(1)..........      Vice President
Richard L. Gravette(3)........      Vice President and Assistant Treasurer
Julie Cotton Hearne(5)........      Vice President and Secretary
Sharla A. Jackson(5)..........      Vice President
W. Larry Mask(5)..............      Vice President, Real Estate Investment Officer &
                                    Assistant Secretary
T. Clay Spires(3).............      Vice President and Tax Officer
William P. Hayes(2)...........      Chief Compliance Officer
Becky A. Strom(3).............      Privacy and Anti-Money Laundering Officer
Larry Blews(3)................      Chief Compliance Officer, 38a-1
Debra L. Herzog(2)............      Assistant Secretary
Virginia N. Puzon(1)..........      Assistant Secretary
M. Carmen Rodriguez(2)........      Assistant Secretary

SunAmerica Retirement Markets Divisional Officers:
Jana W. Greer.................      President of SunAmerica Retirement Markets, A
                                    Division of US Life
Edwin R. Raquel(10)...........      Senior Vice President
Mallary L. Reznik(10).........      Senior Vice President and General Counsel
Timothy W. Still(10)..........      Senior Vice President
Edward T. Texeria(10).........      Senior Vice President
William T. Devanney, Jr.(10)..      Senior Vice President
Larry Winderman...............      Senior Vice President
Manda Ghaferi(1)..............      Vice President
Rodney A. Haviland(10)........      Vice President
Monica F. Suryapranata(10)....      Vice President
Ana Ure(10)...................      Vice President and Compliance Officer



--------


(1)    1 SunAmerica Center, Los Angeles, California 90067-6121



(2)    2919 Allen Parkway, Houston, Texas 77019



(3)    2727 A-Allen Parkway, Houston, Texas 77019



(4)    147 Warrenton Drive, Houston, Texas 77024



(5)    2929 Allen Parkway, Houston, Texas 77019



(6)    10816 Andora Avenue, Chatsworth, California 91311

(7)    180 Maiden Lane, New York, New York 10038



(8)    1685 Rico Place, Palos Verdes Estates, California 90274



(9)    One World Financial Center, 200 Liberty Street, New York, New York 10281



(10)   21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4901



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT



The Registrant is a separate account of The United States Life Insurance Company in the City of New York ("Depositor"). The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-11-001369, filed on February 23, 2012. Exhibit 21 is incorporated herein by reference.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of March 30, 2012, the number of Polaris Advantage II contracts funded by FS Variable Separate Account was 4 of which 1 were qualified contracts and 3 were non-qualified contracts.



ITEM 28.  INDEMNIFICATION



Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK



To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.


ITEM 29.  PRINCIPAL UNDERWRITER

(a) SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:


     SunAmerica Annuity and Life Assurance Company -- Variable Separate Account SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account One
     SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
     Two
     SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Four
     SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Five
     SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Seven
     SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Nine
     The United States Life Insurance Company in the City of New York -- FS Variable Separate Account
     The United States Life Insurance Company in the City of New York -- FS Variable Annuity Account One
     The United States Life Insurance Company in the City of New York -- FS Variable Annuity Account Two
     The United States Life Insurance Company in the City of New York -- FS Variable Annuity Account Five
     Anchor Series Trust
     SunAmerica Series Trust
     SunAmerica Equity Funds
     SunAmerica Income Funds
     SunAmerica Focused Series, Inc.
     SunAmerica Money Market Funds, Inc.
     SunAmerica Senior Floating Rate Fund, Inc.

(b) Directors, Officers and principal place of business:

OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck.........   Director
James T. Nichols.........   Director, President & Chief Executive Officer
Stephen A. Maginn(1).....   Director, Chief Distribution Officer
Frank Curran.............   Vice President, Controller, Financial Operation
                            Principal and Chief Financial Officer, Treasurer
James D. Siegel..........   Chief Compliance Officer
John T. Genoy............   Vice President
Mallary L. Reznik(2).....   Vice President
Christine A. Nixon(2)....   Secretary
Virginia N. Puzon(2).....   Assistant Secretary


     --------

      * Unless otherwise indicated, the principal business address of SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.


     (1) Principal business address is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4901.



     (2) Principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6121.


(c) SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS



All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at One World Financial Center, 200 Liberty Street, New York, New York 10281 or at The United States Life Insurance Company in the City of New York's Administrative Offices located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4901.


ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

GENERAL REPRESENTATIONS

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

UNDERTAKINGS OF THE REGISTRANT

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FS Variable Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, in the City of Los Angeles, and the State of California, on this 27th day of April, 2012.


                                        FS VARIABLE SEPARATE ACCOUNT
                                        (Registrant)




                                        By: THE UNITED STATES LIFE INSURANCE
                                            COMPANY
                                            IN THE CITY OF NEW YORK


                                            (On behalf of the Registrant and
                                            itself)



                                        By: /s/ DON W. CUMMINGS

                                            ------------------------------------

                                            DON W. CUMMINGS
                                            SENIOR VICE PRESIDENT AND
                                            CONTROLLER


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----

MARY JANE B. FORTIN*                           Director                   April 27, 2012
-----------------------------
MARY JANE B. FORTIN

JANA W. GREER*                           Divisional President             April 27, 2012
-----------------------------       (Principal Executive Officer)
JANA W. GREER


BRUCE R. ABRAMS*                               Director                   April 27, 2012
-----------------------------
BRUCE R. ABRAMS


MICHAEL J. AKERS*                 Director, Executive Vice President      April 27, 2012
-----------------------------        and Chief Financial Officer
MICHAEL J. AKERS


DON W. CUMMINGS*                  Senior Vice President & Controller      April 27, 2012
-----------------------------
DON W. CUMMINGS


WILLIAM J. CARR*                               Director                   April 27, 2012
-----------------------------
WILLIAM J. CARR


WILLIAM J. KANE*                               Director                   April 27, 2012
-----------------------------
WILLIAM J. KANE


H. THOMAS MCMEEKIN*                            Director                   April 27, 2012
-----------------------------
H. THOMAS McMEEKIN


SCOTT H. RICHLAND*                             Director                   April 27, 2012
-----------------------------
SCOTT H. RICHLAND


R. LAWRENCE ROTH*                              Director                   April 27, 2012
-----------------------------
R. LAWRENCE ROTH


/s/ MANDA GHAFERI                          Attorney-in-Fact               April 27, 2012
-----------------------------
*MANDA GHAFERI

                                  EXHIBIT INDEX


EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------
    (10)        Consents